UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

BlackRock Aggressive Growth Prepared Portfolio
BlackRock Conservative Prepared Portfolio
BlackRock Core Bond Portfolio
BlackRock GNMA Portfolio
BlackRock Growth Prepared Portfolio
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Moderate Prepared Portfolio
BlackRock Secured Credit Portfolio
BlackRock U.S. Government Bond Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55

             East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2012

Date of reporting period: 09/30/2012

Item 1 – Report to Stockholders

September 30, 2012

Annual Report

BlackRock Funds II

▶ BlackRock GNMA Portfolio

▶ BlackRock Inflation Protected Bond Portfolio

▶ BlackRock Long Duration Bond Portfolio

▶ BlackRock Secured Credit Portfolio

▶ BlackRock U.S. Government Bond Portfolio

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Dear Shareholder

Late in the summer of 2011, financial markets were upended by sovereign debt turmoil in the United States and Europe as well as growing concerns about the future of the global economy. Investor confidence had crumbled. However, the fourth quarter of 2011 brought improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis, gradually drawing investors back to the markets. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the eurozone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to investor sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Although global economic data continued to be mixed, the spate of downside surprises seen in the second quarter had receded and, outside of Europe, the risk of recession largely subsided. Additionally, in response to growing debt pressures, the European Central Bank allayed investors’ fears by stating its conviction to hold the eurozone together. Early in September, the European Central Bank announced a plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long-awaited - and surprisingly aggressive – stimulus program, committing to purchase $40 billion of agency mortgage-backed securities per month until the US economy exhibits enough strength to sustain real growth and improving labor market conditions. These central bank actions boosted risk assets globally as investors increased their risk appetites in their search for higher returns.

All asset classes performed well for the 12-month period ended September 30, 2012, with particularly strong returns from US stocks and high yield bonds. For the six-month period ended September 30, 2012, fixed income investments outperformed equities. US Treasury bonds posted exceptional gains by historical standards and outperformed investment-grade corporate bonds and tax-exempt municipals. High yield bonds also generated solid returns. US stocks finished the six-month period with modest gains, while international and emerging market stocks lagged other asset classes amid ongoing uncertainty. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The financial world is more uncertain than ever, but there are new avenues of opportunity - new ways to invest and new markets in which to invest. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld, for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“The financial world is more uncertain than ever, but there are new avenues of opportunity.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	3.43%	30.20%
US small cap equities (Russell 2000® Index)	1.60	31.91
International equities (MSCI Europe, Australasia, Far East Index)	(0.70)	13.75
Emerging market equities (MSCI Emerging Markets Index)	(1.84)	16.93
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.07
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	6.78	5.66
US investment grade bonds (Barclays US Aggregate Bond Index)	3.68	5.16
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.50	8.84
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.40	19.35

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2012	BlackRock GNMA Portfolio

Investment Objective

BlackRock GNMA Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended September 30, 2012, the Fund outperformed its benchmark, the Barclays GNMA MBS Index.

What factors influenced performance?

—

The largest contributor to performance during the period was the Fund’s positioning within the agency mortgage-backed securities (“MBS”) coupon stack (the range of coupon rates offered). Specifically, overweights relative to the benchmark index in high-coupon and low-coupon issues had a positive impact, as did a corresponding underweight in middle coupons. Additionally, exposures to inverse interest-only Ginnie Mae (“GNMA”) mortgages and call-protected mortgages added to Fund returns during the period.

—

Conversely, the Fund’s short duration bias was a negative factor when interest rates fell in late 2011 and again in the second quarter of 2012. Also detracting from performance was the Fund’s exposure to Fannie Mae and Freddie Mac issues, as these instruments under performed GNMA issues in late 2011.

Describe recent portfolio activity.

—

For the majority of the 12-month period, the Fund maintained overweights in 30-year issues on the low and high ends of the coupon stack and 15-year lower coupons, and an underweight in 30-year middle coupons. The Fund tactically traded exposure within middle coupons where certain segments that had underperformed presented attractive buying opportunities.

—

Later in the period, the Fund moved to a generally neutral position in lower coupons after prices rallied on the announcement of the US Federal Reserve’s MBS purchase program. The Fund closed its underweight in middle-coupon GNMA issues as it appeared that prepayment activity had peaked. Finally, the Fund added exposure outside the benchmark index to high-coupon Fannie Mae issues, as refinancing risk diminished for these securities.

Describe Fund positioning at period end.

—

Despite historically high prices in MBS, the presence of the US Federal Reserve in the market continues to support valuations. As of period end, the Fund continues to actively manage its allocations with consideration of prepayment expectations. Relative to the Barclays GNMA MBA Index, the Fund held a neutral weight in low and middle coupons, while continuing to avoid select middle-coupon Fannie Mae issues given concerns about continued high prepayment activity in this segment. The Fund held its largest overweight in 30-year high-coupon GNMA issues given the expectation that underlying borrowers in this space are less likely to refinance. The Fund ended the period with a neutral duration position relative to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	100%

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	100%
[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s rating.
[2]	Includes US Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

BlackRock GNMA Portfolio

Total Return Based on a $10,000 Investment

[1]  Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]  The Fund normally invests at least 80% of its assets in GNMA securities.

[3]   An unmanaged index comprised of mortgage-backed pass through securities of GNMA.

Performance Summary for the Period Ended September 30, 2012

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	1.66%	3.19%	5.59%	N/A	7.58%	N/A	5.68%	N/A
Institutional	1.63	3.17	5.45	N/A	7.56	N/A	5.62	N/A
Service	1.29	2.99	5.19	N/A	7.21	N/A	5.30	N/A
Investor A	1.23	2.99	5.18	0.95%	7.18	6.30%	5.23	4.80%
Investor B	0.53	2.57	4.34	(0.16)	6.33	6.02	4.68	4.68
Investor C	0.54	2.61	4.39	3.39	6.39	6.39	4.46	4.46
Barclays GNMA MBS Index	–	2.31	4.00	N/A	6.76	N/A	5.38	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[5]	Ending Account Value September 30, 2012	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,031.90	$2.69	$2.64	$1,000.00	$1,022.35	$2.68	$1,022.40	$2.63
Institutional	$1,000.00	$1,031.70	$2.84	$2.79	$1,000.00	$1,022.20	$2.83	$1,022.25	$2.78
Service	$1,000.00	$1,029.90	$4.62	$4.57	$1,000.00	$1,020.45	$4.60	$1,020.50	$4.55
Investor A	$1,000.00	$1,029.90	$4.62	$4.52	$1,000.00	$1,020.45	$4.60	$1,020.55	$4.50
Investor B	$1,000.00	$1,025.70	$8.76	$8.71	$1,000.00	$1,016.35	$8.72	$1,016.40	$8.67
Investor C	$1,000.00	$1,026.10	$8.46	$8.36	$1,000.00	$1,016.65	$8.42	$1,016.75	$8.32

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.53% for BlackRock, 0.56% for Institutional, 0.91% for Service, 0.91% for Investor A, 1.73% for Investor B and 1.67% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.52% for BlackRock, 0.55% for Institutional, 0.90% for Service, 0.89% for Investor A, 1.72% for Investor B and 1.65% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	5

Fund Summary as of September 30, 2012	BlackRock Inflation Protected Bond Portfolio

Investment Objective

BlackRock Inflation Protected Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended September 30, 2012, the Fund underperformed its benchmark, the Barclays Global Real: US TIPS Index.

What factors influenced performance?

—

Relative to the benchmark index, the Fund’s shorter duration (lower sensitivity to interest rates) and underweight to short-dated US Treasury inflation-protected securities (“TIPS”) detracted from performance in the fourth quarter of 2011 as markets were highly volatile due to ongoing debt problems in Europe. The Fund’s shorter duration stance detracted again in the second quarter of 2012 as interest rates moved lower. The Fund’s long breakeven position (the spread between real and nominal yields) in Germany also had a negative impact. The Fund’s overweight to the long end of the US yield curve hindered returns in the third quarter of 2012, as the intermediate portion of the curve outperformed leading up to the US Federal Reserve’s announcement of a third round of monetary stimulus. Similarly, the Fund’s breakeven steepening position had a negative impact as inflation expectations drove outperformance in the intermediate portion of the curve versus the long end.

—

Conversely, the Fund’s real yield curve-flattening bias and nominal yield curve-steepening bias in the 10- to 30-year range had a slightly positive impact on performance in the volatile fourth quarter of 2011. (The “real” yield curve reflects the yields on US TIPS across a range of maturities, whereas the “nominal” yield curve refers to traditional non-inflation-linked US Treasury securities.) Risk sectors rallied in early 2012 as the debt crisis in Europe appeared to stabilize. In March, the US Federal Reserve stated that another bond-buying program to spur economic growth was not deemed warranted at that time. In response, real rates moved higher and the Fund’s shorter duration bias contributed positively to performance. Additionally, the Fund’s long breakeven position and tactical overweight to TIPS on the short end of the yield curve proved beneficial as oil prices rose. An allocation to Italian inflation-linked bonds also had a positive impact. As economic data began to slow in the latter half of the period and the European Central Bank continued to support peripheral European nations, the Fund’s long position in Italian real rates added to returns. The Fund also benefited from its overweight to TIPS as a third round of monetary stimulus from the US Federal Reserve drove inflation expectations higher.

Describe recent portfolio activity.

—

Throughout the 12-month period, the Fund maintained its real yield curve-flattening and nominal yield curve-steepening positions between the 10-year and 30-year points on the curve. On a tactical basis, the Fund took advantage of opportunities to actively position around TIPS auctions and buybacks across the yield curve. During the first quarter of 2012, the Fund moved to an overweight TIPS position on the short end of the yield curve in order to hedge against the potential of energy prices rising further due to tensions in the Middle East. In addition, the Fund took some profits as it reduced its Italian debt position. The Fund tactically traded its long 10-year German breakeven position on the view that Germany would bear the brunt of the support needed to preserve the European Union. Following the announcement of a third round of monetary stimulus from the US Federal Reserve in September, the Fund added exposure to the long end of the real yield curve.

Describe Fund positioning at period end.

—

The Fund ended the period with a duration of 8.08 years, which was slightly shorter than the Barclays Global Real: US TIPS Index. The Fund maintained its breakeven steepening bias as inflation insurance continued to appear cheaper on the long end of the yield curve. The Fund also continued to hold an overweight in US real interest rates on the long end of the curve given attractive valuations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Treasury Obligations	99%
Non-Agency Mortgage-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	100%
[1]	Using the higher of S&P’s or Moody’s rating.
[2]	Includes US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

BlackRock Inflation Protected Bond Portfolio

Total Return Based on a $10,000 Investment

[1] Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2] The Fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the US and non-US governments, their agencies or instrumentalities, and US and non-US corporations.

3 An unmanaged market index made up of US Treasury Inflation Linked Indexed securities.

[4] Commencement of operations.

Performance Summary for the Period Ended September 30, 2012

			Average Annual Total Returns[5]
			1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	(3.92)%	4.85%	8.86%	N/A	8.21%	N/A	7.28%	N/A
Institutional	(4.03)	4.84	8.76	N/A	8.06	N/A	7.21	N/A
Service	(4.33)	4.69	8.38	N/A	7.77	N/A	6.72	N/A
Investor A	(4.17)	4.63	8.33	4.04%	7.76	6.88%	6.87	6.34%
Investor B	(5.02)	4.25	7.55	3.05	6.89	6.58	6.18	6.18
Investor C	(5.02)	4.24	7.62	6.62	6.96	6.96	6.15	6.15
Barclays Global Real: US TIPS Index	–	5.34	9.10	N/A	7.93	N/A	6.88	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on June 28, 2004.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[7]	Ending Account Value September 30, 2012	Expenses Paid During the Period[8]

BlackRock	$1,000.00	$1,048.50	$1.64	$1.64	$1,000.00	$1,023.40	$1.62	$1,023.40	$1.62
Institutional	$1,000.00	$1,048.40	$2.20	$2.15	$1,000.00	$1,022.85	$2.17	$1,022.90	$2.12
Service	$1,000.00	$1,046.90	$3.84	$3.84	$1,000.00	$1,021.25	$3.79	$1,021.25	$3.79
Investor A	$1,000.00	$1,046.30	$3.89	$3.89	$1,000.00	$1,021.20	$3.84	$1,021.20	$3.84
Investor B	$1,000.00	$1,042.50	$7.66	$7.66	$1,000.00	$1,017.50	$7.57	$1,017.50	$7.57
Investor C	$1,000.00	$1,042.40	$7.40	$7.40	$1,000.00	$1,017.75	$7.31	$1,017.75	$7.31

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.32% for BlackRock, 0.43% for Institutional, 0.75% for Service, 0.76% for Investor A, 1.50% for Investor B and 1.45% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.32% for BlackRock, 0.42% for Institutional, 0.75% for Service, 0.76% for Investor A, 1.50% for Investor B and 1.45% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	7

Fund Summary as of September 30, 2012	BlackRock Long Duration Bond Portfolio

Investment Objective

BlackRock Long Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended September 30, 2012, the Fund outperformed its benchmark, the Barclays Long Government/Credit Index.

What factors influenced performance?

—

The Fund benefited from its diversified exposure to spread sectors versus government-related debt. In particular, the Fund’s overweight relative to the benchmark index in investment grade credit contributed positively to returns, as did allocations to high yield credit and commercial mortgage-backed securities (“CMBS”), neither of which are represented in the benchmark index. Within investment grade credit, security selection among industrial names aided performance due to an overweight to the higher-beta (greater sensitivity to market movements) technology, media and telecommunications space. The Fund’s overweight to financials boosted returns later in the period. The Fund also benefited from active duration management (sensitivity to interest rate movements) and yield curve positioning relative to the benchmark index.

—

Detracting from relative performance was the Fund’s underweight to global sovereign debt in the latter half of the period as investor confidence improved due primarily to aggressive accommodative monetary policy measures from the European Central Bank. Also hindering returns was the Fund’s underweight to US Treasuries, which appreciated amid heightened market uncertainty. However, on the whole, the Fund’s overweight to spread sectors versus US Treasuries was a net positive to performance for the reporting period.

Describe recent portfolio activity.

—

During the 12-month period, robust investor demand for yield, low US Treasury yields and attractive corporate fundamentals drove corporate credit spreads tighter despite the challenging liquidity environment. In light of these market dynamics, the Fund increased modestly its overweight in financials, favoring US life insurance companies over banks and brokers. In industrials, the Fund reduced exposure to the technology, media and telecommunications sectors and maintained underweight exposure to consumer cyclicals and neutral-to-underweight exposure to non-cyclical sectors. The Fund moved to an overweight in utilities, favoring US-based natural gas pipeline and electric industries where cash flows tend to be more dependable than other industries. Also during the period, the Fund maintained an underweight to foreign government agency and sovereign debt.

—

The Fund allocated to securities on the short end of the yield curve and the very long end of the curve, based upon attractive relative valuations. In terms of credit quality, the Fund sought to tactically allocate to lower-rated investment grade bonds and crossover names (i.e., bonds that have the ability to be upgraded to investment grade).

Describe Fund positioning at period end.

—

As of period end, investor demand for income coupled with strong corporate balance sheets continued to support a positive case for investing in credit sectors versus government bonds. The Fund maintained a positive view on both investment grade and high yield credit. Recent default activity has been minimal and is expected to remain low.

—

Relative to the Barclays Long Government/Credit Index, the Fund held a slightly short duration bias at period end. The Fund was overweight in investment grade credit and held out-of-index positions in select high yield credits and securitized products. The Fund maintained a meaningful overweight to financials and continued to favor US money center banks and leading life insurance companies given improving underlying fundamentals. In the securitized sectors, the Fund maintained relatively small allocations across asset-backed securities, mortgage-backed securities, and CMBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	56%
U.S. Treasury Obligations	24
Taxable Municipal Bonds	5
U.S. Government Sponsored Agency Securities	4
Asset-Backed Securities	3
Preferred Securities	3
Foreign Government Obligations	2
Foreign Agency Obligations	2
Non-Agency Mortgage-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	31%
AA/Aa	8
A	25
BBB/Baa	32
BB/Ba	3
B	1
[1]	Using the higher of S&P’s or Moody’s rating.
[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

BlackRock Long Duration Bond Portfolio

Total Return Based on a $10,000 Investment

[1]  Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]  The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Long Government/Credit Index (the benchmark).

[3]  An unmanaged index comprised of US government securities or investment grade credit securities from the more comprehensive Barclays US Aggregate Bond Index. This index concentrates on long maturity bonds and thus excludes all maturities from the broader index that are less than 10 years.

[4]  Commencement of operations.

Performance Summary for the Period Ended September 30, 2012

			Average Annual Total Returns[5]
			1 Year		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	3.13%	11.73%	13.61%	N/A	11.29%	N/A
Institutional	3.03	11.60	13.43	N/A	11.16	N/A
Investor A	2.68	11.51	13.07	8.51%	10.84	9.92%
Barclays Long Government/Credit Index	–	10.65	11.08	N/A	10.54	N/A
[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 19, 2007.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,117.30	$2.38	$1,000.00	$1,022.75	$2.28	0.45%
Institutional	$1,000.00	$1,116.00	$2.91	$1,000.00	$1,022.25	$2.78	0.55%
Investor A	$1,000.00	$1,115.10	$4.55	$1,000.00	$1,020.70	$4.34	0.86%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	9

Fund Summary as of September 30, 2012	BlackRock Secured Credit Portfolio

Investment Objective

BlackRock Secured Credit Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

On July 2, 2012, the Fund changed its strategy and investment objective from “to seek to maximize total return, consistent with income generation and prudent investment management” (the “multi-sector bond strategy”) to “to seek to provide high current income, with a secondary objective of long-term capital appreciation” (the “secured credit strategy”). With the new strategy, the Fund will invest most of its assets in secured instruments, including bank loans and bonds, issued primarily by below-investment-grade issuers. The Fund also changed its name from “BlackRock Multi-Sector Bond Fund” to “BlackRock Secured Credit Portfolio”. In addition, the Fund changed its performance benchmark from the Barclays US Universal Index to the S&P Leveraged Loan Index. The benchmark change reflects the Fund’s new investment guidelines.

Portfolio Management Commentary

How did the Fund perform?

—

For the 12-month period ended September 30, 2012, the Fund generated a positive return. For the first nine months of the period through July 2, 2012, under the multisector bond strategy, the Fund outperformed the Barclays US Universal Index. For the three months following the change to the secured credit strategy, the Fund underperformed the S&P Leveraged Loan Index. The following discussion of relative performance regarding the multi-sector bond strategy pertains to the Barclays US Universal Index, while the discussion of relative performance regarding the secured credit strategy pertains to the S&P Leveraged Loan Index.

What factors influenced performance?

—

For the first nine months of the period through July 2, 2012 under the multi-sector bond strategy, the Fund benefited from its diversified exposure to high-quality spread sectors, which performed well despite heightened investor anxiety during the period. The largest contribution to performance came from the Fund’s allocation to investment grade and high yield corporate credits. The Fund also benefited from its allocation to securitized assets, including commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). Within CMBS, the Fund favored recently issued higher-quality multi-family property securities, which performed well as the underlying fundamentals continued to improve in a strong rental market. Additional positive return contributions came from active trading in agency mortgage-backed securities (“MBS”) and an allocation to the non-agency residential MBS sector. Toward the end of the second quarter of 2012, the Fund began selling positions in preparation for the transition to the new strategy. This activity resulted in an elevated cash balance in the Fund, which detracted from performance relative to the benchmark index as bond markets generally advanced.

—	In the last three months of the period, under the secured credit strategy, security selection within the electric, health care and media (non-cable) sectors negatively impacted performance, while selection within independent energy and packaging contributed positively to returns. In addition, US Treasury and non-agency residential MBS positions that had been established under the multi-sector bond strategy boosted gains in the third quarter of 2012.

Describe recent portfolio activity.

—

During the first nine months of the period under the multi-sector bond strategy, the Fund actively managed duration (sensitivity to interest rate movements) while maintaining a short duration stance relative to the benchmark index. The Fund tactically managed investment grade credits throughout this period, cautiously seeking to take advantage of relative value opportunities in the market. The Fund also actively traded in the agency MBS space by alternating exposure to high and low coupons as market conditions changed. As discussed above, the Fund began selling positions and increasing liquidity toward the end of the second quarter in preparation for its transition to the secured credit strategy. In the last three months of the period, pursuant to the new strategy, the Fund invested its assets primarily in secured instruments, including bank loans and bonds in various credit quality tiers. The Fund targeted opportunities across the secured credit space with a focus on companies that exhibit stable fundamentals, earnings visibility and consistent cash flows, and are backed by high-quality assets.

Describe Fund positioning at period end.

—

At period end, the Fund held 64% in floating rate loan interests and 34% in corporate bonds, with the remainder in non-agency MBS. The Fund’s largest sector exposures included health care, technology and media (non-cable).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Floating Rate Loan Interests	64%
Corporate Bonds	34
Non-Agency Mortgage-Backed Securities	2

Credit Quality Allocation[1]	Percent of Long-Term Investments
BBB/Baa	5%
BB/Ba	48
B	42
CCC/Caa	3
D	1
Not Rated	1

1Using the higher of S&P’s or Moody’s rating.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

BlackRock Secured Credit Portfolio
Total Return Based on a $10,000 Investment

[1] Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]  The Fund normally invests at least 80% of its assets in secured instruments, including bank loans and bonds, issued primarily, but not exclusively, by below investment grade issuers. The Fund’s total returns prior to July 2, 2012, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Multi- Sector Bond Portfolio.

[3]

An unmanaged composite index tracks returns in the leveraged loan market, capturing a broad cross-section of the US leveraged loan market, including dollar-denominated and US-syndicated loans to overseas issuers. The Fund now uses this index as its benchmark rather than the Barclays US Universal Index because Fund management believes it is more relevant to the Fund’s new investment strategies.

[4]

An unmanaged, market value weighted index of fixed income securities issued in US dollars, including US government and investment grade debt, non-investment grade debt, asset- backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2012
			Average Annual Total Returns[6]
			1 Year		Since Inception[7]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.98%	4.55%	8.74%	N/A	6.69%	N/A
Investor A.	4.53	4.32	8.37	5.68%	6.39	5.34%
Investor C	3.99	4.03	7.67	6.67	5.64	5.64
S&P Leveraged All Loan Index.	–	4.20	11.25	N/A	6.64	N/A
Barclays US Universal Index	–	4.04	6.45	N/A	6.77	N/A

[6]

Assuming maximum sales charges, if any. Total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on February 26, 2010.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[10]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[8]	Ending Account Value September 30, 2012	Expenses Paid During the Period[9]
Institutional	$1,000.00	$1,045.50	$3.68	$3.58	$1,000.00	$1,021.40	$3.64	$1,021.50	$3.54
Investor A.	$1,000.00	$1,043.20	$4.95	$4.85	$1,000.00	$1,020.15	$4.90	$1,020.25	$4.80
Investor C	$1,000.00	$1,040.30	$8.77	$8.67	$1,000.00	$1,016.40	$8.67	$1,016.50	$8.57

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.72% for Institutional, 0.97% for Investor A and 1.72% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.70% for Institutional, 0.95% for Investor A and 1.70% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	11

Fund Summary as of September 30, 2012	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—

For the 12-month period ended September 30, 2012, the Fund’s Institutional Shares outperformed the benchmark, the Barclays US Government/Mortgage Index, while all other share classes of the Fund underperformed the benchmark index.

What factors influenced performance?

—

Relative to the benchmark index, the Fund’s duration (sensitivity to interest rate movements) and yield curve positioning detracted from performance as interest rates exhibited significant volatility throughout the period. A position in Australian dollars also had a slight negative impact on performance earlier in the period.

—

The Fund uses interest rate derivative instruments, which may include futures contracts, options, swaps and swaptions, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. During the period, the use of derivatives had an overall negative impact on Fund returns.

—

Positive performance came from the Fund’s exposure to agency mortgage-backed securities (“MBS”), which performed well during the period, helped largely by the US Federal Reserve’s conditional commitment to keep interest rates low and anticipation for and ultimately the implementation of a third round of monetary stimulus in the form of an MBS purchase program. Security selection within agency MBS also contributed positively to performance for the period.

Describe recent portfolio activity.

—

During the 12-month period, the Fund maintained an overweight in agency MBS given the anticipation of further central bank stimulus measures and the attractive carry (income) offered by the sector. The Fund tactically traded within its US Treasury allocation while maintaining an underweight position in the sector overall. The Fund maintained a short duration position versus the benchmark index.

Describe Fund positioning at period end.

—

Despite historically high prices in MBS, the presence of the US Federal Reserve in the market continued to support valuations. As of period end, the Fund remained underweight in US Treasuries relative to the Barclays US Government/Mortgage Index, and overweight in agency MBS, particularly within select lower-coupon issues. The Fund continued to actively manage its allocations within MBS with consideration of prepayment expectations. The Fund ended the period with a short duration versus the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	77%
U.S. Treasury Obligations	23

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	100%
[1]	Using the higher of S&P’s or Moody’s rating.
[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1] Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2] The Fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the US government and its agencies and maintains an average portfolio duration that is within ±20% of the duration of the Barclays US Government/Mortgage Index (the benchmark).

[3] This index measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of GNMA, Fannie Mae and

Freddie Mac.

Performance Summary for the Period Ended September 30, 2012

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.20%	2.84%	3.51%	N/A	5.66%	N/A	4.35%	N/A
Service	1.01	2.65	3.22	N/A	5.38	N/A	4.06	N/A
Investor A	0.89	2.67	3.15	(1.00)%	5.26	4.40%	3.92	3.50%
Investor B	0.15	2.26	2.19	(2.31)	4.37	4.04	3.36	3.36
Investor B1	0.28	2.45	2.69	(1.31)	4.80	4.46	3.49	3.49
Investor C	0.13	2.26	2.23	1.23	4.43	4.43	3.12	3.12
Investor C1	0.33	2.38	2.49	1.49	4.71	4.71	3.41	3.41
Class R	0.64	2.47	2.74	N/A	5.04	N/A	3.74	N/A
Barclays US Government/Mortgage Index	–	2.79	3.28	N/A	6.19	N/A	4.99	N/A
[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

  N/A - Not applicable as share class and index do not have a sales charge.

  Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,028.40	$3.14	$1,000.00	$1,021.90	$3.13	0.62%
Service	$1,000.00	$1,026.50	$4.10	$1,000.00	$1,020.95	$4.09	0.81%
Investor A	$1,000.00	$1,026.70	$4.71	$1,000.00	$1,020.35	$4.70	0.93%
Investor B	$1,000.00	$1,022.60	$9.20	$1,000.00	$1,015.90	$9.17	1.82%
Investor B1	$1,000.00	$1,024.50	$7.14	$1,000.00	$1,017.95	$7.11	1.41%
Investor C	$1,000.00	$1,022.60	$8.85	$1,000.00	$1,016.25	$8.82	1.75%
Investor C1	$1,000.00	$1,023.80	$7.64	$1,000.00	$1,017.45	$7.62	1.51%
Class R	$1,000.00	$1,024.70	$6.12	$1,000.00	$1,018.95	$6.11	1.21%
[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

  See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	13

About Fund Performance

—

BlackRock and Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to July 18, 2011, U.S. Government Bond Portfolio’s BlackRock Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect BlackRock Shares fees. Effective November 10, 2011, BlackRock Shares of U.S. Government Bond Portfolio were closed to all purchases.

—	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

—

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Secured Credit Portfolio, which is subject to an initial sales charge of 2.50%. Investor A Shares are subject to a service fee of 0.25% per year (but no distribution fee).

—

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion.

—

Investor B1 Shares are subject to a maximum contingent deferred sales charge of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Investor B1 Shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor B1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B1 Shares fees.

—

Investor C and Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, Investor C and Investor C1 Shares are subject to a distribution fee of 0.75% and 0.55% per year, respectively, and a service fee of 0.25% per year. Prior to July 18, 2011, U.S. Government Bond

Portfolio’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Shares fees.

—

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain retirement and other similar plans. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Investor B, B1 and C1 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Secured Credit Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2012 and held through September 30, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds. The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees and exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAVs. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short-or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument.

The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	15

Schedule of Investments September 30, 2012	BlackRock GNMA Portfolio (Percentages shown are based on Net Assets)

Project Loans – 0.0%	Par (000)	Value

Federal Housing Authority, Merrill Lynch Project, Pool 42, 7.43%, 9/25/22	$2	$2,274

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations – 3.3%
Fannie Mae:
Series 1996-48, Class Z, 7.00%, 11/25/26	957	1,105,945
Series 2003-9, Class EA, 4.50%, 10/25/17	2,806	2,868,775
Series 2012-25, Class A, 6.50%, 6/25/30	12,599	12,814,305
Ginnie Mae:
Series 2002-45, Class PG, 6.00%, 3/17/32	3,689	3,918,258
Series 2009-31, Class PT, 4.82%, 5/20/39 (a)	1,564	1,734,187
Series 2009-122, Class PY, 6.00%, 12/20/39	5,369	6,053,706
Series 2011-71, Class GF, 0.42%, 8/16/31 (a)	20,173	20,265,520

		48,760,696

Interest Only Collateralized Mortgage Obligations – 0.2%
Fannie Mae, Series 2012-60, Class SJ, 6.43%, 1/25/42 (a)	15,347	3,097,954

Mortgage-Backed Securities – 232.4%
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/27 (b)	72,000	75,616,875
3.00%, 10/01/27-10/01/42 (b)	78,900	83,416,719
3.28%, 2/01/41	121	129,558
3.40%, 4/01/41	195	208,811
3.50%, 9/01/42-10/01/42 (b)	68,225	73,150,319
4.00%, 12/01/40-10/01/42 (b)	140,567	151,641,454
4.49%, 7/01/37	120	130,076
4.50%, 8/01/41-10/01/42 (b)	101,118	109,414,937
4.70%, 6/01/35-5/01/36	172	186,816
4.94%, 10/01/33-5/01/34	371	407,095
5.00%, 1/01/21-10/01/42 (b)	108,719	118,584,372
5.07%, 12/01/33	117	128,606
5.19%, 4/01/33-3/01/34	1,527	1,688,508
5.30%, 1/01/36-3/01/37	4,661	5,140,974
5.32%, 10/01/32-2/01/34	1,009	1,117,407
5.44%, 12/01/33	157	173,910
5.50%, 12/01/32-10/01/42 (b)	24,215	26,564,383
5.69%, 8/01/32-2/01/33	1,358	1,529,791
6.00%, 5/01/38-10/01/42 (b)	385,079	425,584,631
6.07%, 7/01/32-8/01/32	558	636,685
6.50%, 9/01/28-8/01/35	8,875	10,442,682
8.00%, 8/01/14	8	8,055
8.50%, 1/20/18	1,197	1,279,959

U.S. Government Sponsored Agency Securities	Par (000)		Value

Mortgage-Backed Securities (concluded)
Freddie Mac Mortgage-Backed Securities:
3.50%, 8/01/20-9/01/26	$21,600		$22,874,337
4.00%, 6/01/13-6/01/26	35,700		37,998,472
4.50%, 10/01/35	38		40,761
5.00%, 5/01/35-12/01/38	998		1,083,664
5.49%, 8/01/37-6/01/38 (c)	6,462		7,078,910
5.60%, 8/01/37-9/01/38	7,742		8,529,841
5.88%, 11/01/37-1/01/39	1,600		1,764,033
6.00%, 11/01/13-8/01/16	8		8,646
7.50%, 2/01/27-3/01/27	3		3,523
9.00%, 12/01/19	– (d	)	169
Ginnie Mae Mortgage-Backed Securities:
2.75%, 11/15/41	374		387,654
3.00%, 11/20/41-10/15/42 (b)	78,316		83,859,130
3.25%, 11/15/41-7/15/42	14,407		15,452,851
3.40%, 12/15/40-4/15/41	6,079		6,520,557
3.50%, 12/15/40-10/15/42 (b)	425,284		465,668,418
4.00%, 3/15/41-10/15/42 (b)	268,776		296,352,956
4.49%, 7/15/40-12/15/40	3,412		3,769,947
4.50%, 12/15/34-10/15/42 (b)	533,317		586,449,749
4.63%, 8/15/33-6/20/40	14,751		16,314,856
4.70%, 2/20/36-3/20/37	628		696,833
4.75%, 4/15/33-6/15/34	2,229		2,458,982
4.96%, 11/15/35-7/15/36	7,786		8,557,950
5.00%, 9/15/28-10/15/42 (b)	315,186		349,995,192
5.13%, 12/15/32-3/15/34	5,169		5,740,059
5.25%, 4/15/33-3/15/34	5,354		5,945,001
5.30%, 12/20/35-2/20/37	3,381		3,756,921
5.35%, 11/15/32-12/15/32	366		406,344
5.38%, 10/15/32-3/15/34	2,994		3,324,503
5.45%, 9/15/32-12/15/32	1,348		1,496,947
5.49%, 5/15/32-8/15/38	7,778		8,637,393
5.50%, 7/15/16-12/15/38	54,562		61,103,034
5.60%, 7/20/37-9/20/38	4,023		4,495,501
5.65%, 6/15/36-2/15/37	3,236		3,602,929
5.75%, 3/15/28-11/15/32	4,327		4,844,886
5.88%, 10/20/37-1/20/39	5,874		6,563,177
6.00%, 7/15/16-5/20/42	170,865		194,071,230
6.13%, 7/15/32-8/15/32	1,239		1,414,534
6.50%, 5/15/16-10/15/42 (b)	132,030		152,950,427
7.00%, 3/20/24-5/15/31	125		148,210
7.50%, 2/15/22-9/15/30	795		880,645
8.00%, 3/15/17-5/15/30	270		304,429
8.50%, 6/15/16-2/15/25	114		123,225
9.00%, 4/15/16-10/15/21	148		155,039
9.50%, 6/15/16-9/15/22	236		250,513

Portfolios Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AKA	Also known as	GO	General Obligation
	AUD	Australian Dollar	JPY	Japanese Yen
	BRL	Brazilian Real	LIBOR	London Interbank Offered Rate
	CAD	Canadian Dollar	NOK	Norwegian Krone
	CBA	Canadian Bankers Acceptance	RB	Revenue Bond
	EUR	Euro	SEK	Swedish Krona
	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
	FKA	Formerly known as	USD	United States Dollar
	GBP	British Pound

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock GNMA Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value

Mortgage-Backed Securities (concluded)
10.00%, 2/15/16-6/15/18	$88	$89,278
11.50%, 5/15/13-12/15/15	4	4,155
12.00%, 6/15/15	3	2,693
14.50%, 4/15/13	1	1,041

		3,463,362,168

Total U.S. Government Sponsored Agency Securities – 235.9%		3,515,220,818

Total Long-Term Investments
(Cost – $3,475,010,105) – 235.9%		3,515,223,092

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (e)(f)	24,007,600	24,007,600

Total Short-Term Securities
(Cost – $24,007,600) – 1.6%		24,007,600

Options Purchased	Notional Amount (000)

Over-the-Counter Interest Rate Call Swaptions – 0.0%
Receive a fixed rate of 2.70% and pay a floating rate based on 3-month LIBOR, Expires 3/11/13, Broker Bank of America Corp.	$5,750	306,544

Over-the-Counter Interest Rate Put Swaptions – 0.1%
Pay a fixed rate of 1.50% and receive a floating rate based on 3-month LIBOR, Expires 7/11/13, Broker Bank of America Corp.	39,750	127,661
Pay a fixed rate of 1.50% and receive a floating rate based on 3-month LIBOR, Expires 8/23/13, Broker Deutsche Bank AG	42,300	181,772
Pay a fixed rate of 2.70% and receive a floating rate based on 3-month LIBOR, Expires 3/11/13, Broker Bank of America Corp.	5,750	257,689
Pay a fixed rate of 2.75% and receive a floating rate based on 3-month LIBOR, Expires 6/06/13, Broker UBS AG	2,500	135,816
Pay a fixed rate of 3.25% and receive a floating rate based on 3-month LIBOR, Expires 6/06/13, Broker UBS AG	5,000	105,424
Pay a fixed rate of 3.75% and receive a floating rate based on 3-month LIBOR, Expires 6/06/13, Broker UBS AG	10,000	72,221
Pay a fixed rate of 4.25% and receive a floating rate based on 3-month LIBOR, Expires 6/06/13, Broker UBS AG	20,000	46,460
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker Deutsche Bank AG	30,600	755,511

		1,682,554

Total Options Purchased
(Cost – $3,247,291) – 0.1%		1,989,098

Total Investments Before TBA Sale Commitments and Options Written
(Cost – $3,502,264,996) – 237.6%		3,541,219,790

TBA Sale Commitments (b)	Par (000)	Value

Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/27	$72,000	$(75,616,875)
3.00%, 10/01/27-10/01/42	51,700	(54,689,031)
3.50%, 10/01/42	59,000	(63,259,062)
4.00%, 10/01/42	139,500	(150,267,656)
4.50%, 10/01/42	100,000	(108,201,875)
5.00%, 10/01/42	108,600	(118,355,438)
5.50%, 10/01/42	23,000	(25,213,750)
6.00%, 10/01/42	204,700	(225,971,594)
Freddie Mac Mortgage-Backed Securities:
3.50%, 10/01/27	21,600	(22,842,000)
4.00%, 10/01/27	35,700	(37,975,875)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/42	50,000	(53,531,250)
3.50%, 10/15/42	228,300	(249,706,188)
4.00%, 10/15/42	41,000	(45,202,500)
4.50%, 10/15/42	100,000	(109,750,000)
5.00%, 10/15/42	162,000	(178,688,000)
5.50%, 10/15/42	4,300	(4,782,406)
6.00%, 10/15/42	20,600	(23,310,136)

Total TBA Sale Commitments (Proceeds – $1,542,978,412) – (103.8)%
		(1,547,363,636)

Options Written	Notional Amount (000)

Over-the-Counter Interest Rate Call Swaptions – (1.0)%
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Bank of America Corp.	39,750	(233,006)
Pay a fixed rate of 1.15% and receive a floating rate based on 3-month LIBOR, Expires 8/26/14, Broker Deutsche Bank AG	42,300	(359,195)
Pay a fixed rate of 1.15% and receive a floating rate based on 3-month LIBOR, Expires 9/11/14, Broker Bank of America Corp.	32,050	(269,290)
Pay a fixed rate of 3.77% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	11,800	(2,241,598)
Pay a fixed rate of 4.03 and receive a floating rate based on 3-month LIBOR, Expires 12/03/12, Broker Deutsche Bank AG	19,200	(4,089,773)
Pay a fixed rate of 4.52% and receive a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG	7,200	(1,810,325)
Pay a fixed rate of 5.08% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America Corp.	11,400	(3,105,615)
Pay a fixed rate of 5.25% and receive a floating rate based on 3-month LIBOR, Expires 1/27/15, Broker Citigroup, Inc.	8,600	(2,223,121)

		(14,331,923)

Over-the-Counter Interest Rate Put Swaptions – (0.1)%
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Bank of America Corp.	39,750	(341,210)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	17

Schedule of Investments (continued)	BlackRock GNMA Portfolio (Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)	Value

Over-the-Counter Interest Rate Put Swaptions (concluded)
Receive a fixed rate of 2.15% and pay a floating rate based on 3-month LIBOR, Expires 8/26/14, Broker Deutsche Bank AG	$42,300	$(357,266)
Receive a fixed rate of 2.15% and pay a floating rate based on 3-month LIBOR, Expires 9/11/14, Broker Bank of America Corp.	32,050	(288,091)
Receive a fixed rate of 3.77% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	11,800	(1)
Receive a fixed rate of 4.03 and pay a floating rate based on 3-month LIBOR, Expires 12/03/12, Broker Deutsche Bank AG	19,200	(2)
Receive a fixed rate of 4.52% and pay a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG	7,200	(22)
Receive a fixed rate of 5.08% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America Corp.	11,400	(10,615)
Receive a fixed rate of 5.25% and pay a floating rate based on 3-month LIBOR, Expires 1/27/15, Broker Citigroup, Inc.	8,600	(34,972)
Receive a fixed rate of 6.00% and pay a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker Deutsche Bank AG	61,200	(668,769)

		(1,700,948)

Total Options Written
(Premiums Received – $10,051,292) – (1.1)%		(16,032,871)

Total Investments Net of TBA Sale Commitments and Options Written – 132.7%		1,977,823,283
Liabilities in Excess of Other Assets – (32.7)%		(487,672,023)

Net Assets – 100.0%		$1,490,151,260

(a)	Variable rate security. Rate shown is as of report date.
(b)	Represents or includes a TBA transaction. Unsettled TBA transactions as of September 30, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	$132,775,875	$492,992
Barclays Plc	$4,432,313	$27,273
Citigroup, Inc.	$328,009,520	$1,068,332
Credit Suisse Group AG	$36,114,531	$(97,480)
Deutsche Bank AG	$(89,917,781)	$542,910
Goldman Sachs Group, Inc.	$(38,579,719)	$(606,661)
JPMorgan Chase & Co.	$(159,614,000)	$732,047
Morgan Stanley	$86,504,529	$227,336
Nomura Securities International, Inc.	$25,972,500	$18,750
UBS AG	$26,096,063	$116,079

(c)	All or a portion of security has been pledged as collateral in connection with swaps.
(d)	Par is less than $500.
(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Net Activity	Shares Held at September 30, 2012	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	38,765,948	(14,758,348)	24,007,600	$43,084

(f)	Represents the current yield as of report date.

—	Financial futures contracts purchased as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

1,221	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2012	$269,268,656	$63,070
121	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2012	$ 15,080,570	64,481
7	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2012	$ 934,391	(681)
96	Ultra Treasury Bonds	Chicago Board Options	December 2012	$ 15,861,000	192,138

Total					$319,008

—	Financial futures contracts sold as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

15	Euro Dollar Futures	Chicago Mercantile	December 2012	$3,738,000	$(6,342)
15	Euro Dollar Futures	Chicago Mercantile	March 2013	$3,737,813	(7,092)
15	Euro Dollar Futures	Chicago Mercantile	June 2013	$3,737,250	(7,280)
13	Euro Dollar Futures	Chicago Mercantile	September 2013	$3,238,625	(6,255)
13	Euro Dollar Futures	Chicago Mercantile	December 2013	$3,237,812	(5,984)
13	Euro Dollar Futures	Chicago Mercantile	March 2014	$3,237,162	(5,822)
13	Euro Dollar Futures	Chicago Mercantile	June 2014	$3,235,863	(5,497)

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock GNMA Portfolio

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

8	Euro Dollar Futures	Chicago Mercantile	September 2014	$1,990,300	$ (3,183)
8	Euro Dollar Futures	Chicago Mercantile	December 2014	$1,989,100	(3,383)
8	Euro Dollar Futures	Chicago Mercantile	March 2015	$1,988,000	(3,583)
8	Euro Dollar Futures	Chicago Mercantile	June 2015	$1,986,500	(3,883)

Total					$(58,304)

—	Interest rate swaps outstanding as of September 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

0.39%[1]	3-month LIBOR	Credit Suisse Group AG	9/14/14	USD	399,100	$(151,564)

0.85%[2]	3-month LIBOR	Bank of America Corp.	7/13/17	USD	22,300	150,324

0.88%[2]	3-month LIBOR	Deutsche Bank AG	8/28/17	USD	28,300	184,102

1.53%[2]	3-month LIBOR	JPMorgan Chase & Co.	5/15/19	USD	48,000	1,527,830

1.15%[1]	3-month LIBOR	JPMorgan Chase & Co.	7/30/19	USD	48,000	(30,598)

—	Total return swaps outstanding as of September 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

2.17%[2]	3-month LIBOR	Citigroup, Inc.	9/13/21	USD	7,500	$ 407,318

2.20%[2]	3-month LIBOR	Deutsche Bank AG	11/04/21	USD	19,400	1,220,187

2.21%[2]	3-month LIBOR	Deutsche Bank AG	12/08/21	USD	12,900	791,419

2.07%[2]	3-month LIBOR	Citigroup, Inc.	5/01/22	USD	19,400	896,306

2.67%[1]	3-month LIBOR	Barclays Plc	11/25/41	USD	500	(12,043)

3.00%[1]	3-month LIBOR	JPMorgan Chase & Co.	3/16/42	USD	1,750	(151,738)

2.65%[2]	3-month LIBOR	JPMorgan Chase & Co.	5/16/42	USD	4,000	81,426

2.59%[1]	3-month LIBOR	Deutsche Bank AG	5/21/42	USD	16,000	(91,073)

2.50%[2]	3-month LIBOR	Bank of America Corp.	6/11/42	USD	16,000	(220,403)

2.65%[1]	3-month LIBOR	Credit Suisse Group AG	9/26/42	USD	20,700	(208,965)

Total						$4,392,528

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Barclays Plc	1/12/40	USD	5,343	$ (10,018)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citigroup, Inc.	1/12/40	USD	7,501	(61,009)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase & Co.	1/12/40	USD	15,104	(45,043)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase & Co.	1/12/40	USD	4,829	(6,791)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Barclays Plc	1/12/41	USD	5,343	10,018

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase & Co.	1/12/41	USD	4,875	7,617

Total						$(105,226)

[1]	Fund pays the total return of the reference entity and receives the floating rate.
[2]	Fund pays the floating rate and receives the total return of the reference entity.

—

Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	19

Schedule of Investments (concluded)	BlackRock GNMA Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Project Loans	–	–	$ 2,274	$2,274
U.S. Government Sponsored Agency Securities	–	$3,515,220,818	–	3,515,220,818
Short-Term Securities	$24,007,600	–	–	24,007,600
Liabilities:
Investments in Securities:
TBA Sale Commitments	–	(1,547,363,636)	–	(1,547,363,636)

Total	24,007,600	$1,967,857,182	$ 2,274	$1,991,867,056

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$319,689	$7,265,645	–	$7,585,334
Liabilities:
Interest rate contracts	(58,985)	(17,022,116)	–	(17,081,101)

Total	$260,704	$(9,756,471)	–	$(9,495,767)

[1]

Derivative financial instruments are swaps, financial futures contracts and options. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$6,191,643	–	–	$6,191,643
Cash pledged as collateral for financial futures contracts	1,272,000	–	–	1,272,000
Cash pledged as collateral for swap contracts	10,938,000	–	–	10,938,000
Liabilities:
Cash received as collateral for swap contracts	–	$(1,200,000)	–	(1,200,000)

Total	$18,401,643	$(1,200,000)	–	$17,201,643

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

There were no transfers between levels during the year ended September 30, 2012.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments September 30, 2012	BlackRock Inflation Protected Bond Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities – 0.0%	Par (000)		Value

Bear Stearns Asset-Backed Securities Trust, Series 2007-2, Class A1, 0.41%, 1/25/47 (a)	USD	109	$106,878

Corporate Bonds

Banks – 0.0%
International Bank for Reconstruction & Development, 2.33%, 12/10/13 (a)		265	267,019

Diversified Financial Services – 0.1%
The Bear Stearns Cos. LLC, 3.46%, 3/10/14 (a)		340	350,649
Citigroup Funding, Inc., 2.11%, 5/28/13 (a)		5,491	5,481,171

			5,831,820

Total Corporate Bonds – 0.1%			6,098,839

Foreign Government Obligations

Greece – 0.1%
Hellenic Republic:
2.00%, 2/24/23-2/24/42 (b)	EUR	4,550	1,141,645
16.84%, 10/15/42 (a)		4,550	35,372

			1,177,017

Italy – 0.2%
Buoni Poliennali Del Tesoro, 2.15%, 9/15/14		7,285	11,456,463

Total Foreign Government Obligations – 0.3%			12,633,480

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations – 0.4%
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.57%, 3/25/35 (a)(c)	USD	15,139	12,518,640
Luminent Mortgage Trust, Series 2007-2, Class 1A2, 0.50%, 5/25/37 (a)		17,080	9,975,258

			22,493,898

Commercial Mortgage-Backed Securities – 0.3%
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.98%, 8/10/45 (a)		12,000	13,742,520
LB-UBS Commercial Mortgage Trust, Series 2003-C5, Class A3, 4.25%, 7/15/27		240	242,877

			13,985,397

Total Non-Agency Mortgage-Backed Securities – 0.7%			36,479,295

U.S. Government Sponsored Agency Securities

Mortgage-Backed Securities – 0.0%
Fannie Mae Mortgage-Backed Securities, 2.62%, 6/01/34 (a)		119	126,035

U.S. Treasury Obligations	Par (000)		Value

U.S. Treasury Inflation Indexed Bonds:
2.38%, 1/15/25-1/15/27 (d)	USD	388,803	$530,089,542
2.00%, 1/15/26		52,501	68,981,047
1.75%, 1/15/28 (d)		146,844	190,129,118
3.63%, 4/15/28 (d)		153,026	242,893,587
2.50%, 1/15/29 (d)(e)		109,197	156,194,679
3.88%, 4/15/29 (d)		173,807	288,532,823
3.38%, 4/15/32		17,004	28,232,318
2.13%, 2/15/40-2/15/41 (d)(e)		259,171	379,513,497
0.75%, 2/15/42		196,099	213,058,161
U.S. Treasury Inflation Indexed Notes:
0.63%, 4/15/13-7/15/21		170,471	186,645,688
1.88%, 7/15/13-7/15/19		276,465	300,824,506
2.00%, 1/15/14-1/15/16		194,324	207,481,255
1.25%, 4/15/14-7/15/20		173,068	180,264,222
1.63%, 1/15/15-1/15/18		55,303	59,348,469
0.50%, 4/15/15		314,178	330,083,597
0.13%, 4/15/16-7/15/22 (f)		1,412,228	1,514,458,208
2.50%, 7/15/16		125,367	145,553,076
2.38%, 1/15/17 (d)(e)		47,723	55,974,042
2.63%, 7/15/17		7,571	9,148,926
2.13%, 1/15/19		78,321	96,108,559
1.38%, 1/15/20		119,663	143,174,782
1.13%, 1/15/21		70,635	83,620,055

Total U.S. Treasury Obligations – 100.8%			5,410,310,157

Total Long-Term Investments
(Cost – $4,975,799,490) – 101.9%			5,465,754,684

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (g)(h)		11,001,319	11,001,319

Total Short-Term Securities
(Cost – $11,001,319) – 0.2%			11,001,319

Options Purchased	Contracts

Exchange-Traded Put Options – 0.0%
U.S. Treasury Bonds (30 Year), Strike Price USD 144, Expires 11/23/12		252	189,000

	Notional Amount (000)

Over-the-Counter Call Options – 0.0%
USD Currency, Strike Price JPY 100, Expires 3/28/13, Broker Citigroup, Inc.	USD	47,725	11,678
USD Currency, Strike Price JPY 80.25, Expires 11/02/12, Broker Bank of America Corp.		51,070	75,284

			86,962

Over-the-Counter Put Options – 0.0%
EUR Currency, Strike Price USD 1.25, Expires
12/27/12, Broker Deutsche Bank AG	EUR	41,435	400,837

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	21

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio (Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value

Over-the-Counter Put Options (concluded)
EUR Currency, Strike Price USD 1.29, Expires 12/14/12, Broker UBS AG	EUR	41,435	$925,267

			1,326,104

Over-the-Counter Interest Rate Call Swaptions – 0.0%
Receive a fixed rate of 2.35% and pay a floating rate based on 3-month LIBOR, Expires 11/09/12, Broker Credit Suisse Group AG	USD	54,900	302,433
Receive a fixed rate of 2.65% and pay a floating rate based on 3-month LIBOR, Expires 3/06/13, Broker JPMorgan Chase & Co.		40,500	1,911,199

			2,213,632

Over-the-Counter Interest Rate Put Swaptions – 0.2%
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, Expires 6/08/22, Broker Deutsche Bank AG	EUR	43,500	6,970,845
Pay a fixed rate of 2.65% and receive a floating rate based on 3-month LIBOR, Expires 3/06/13, Broker JPMorgan Chase & Co.	USD	40,500	1,985,071
Pay a fixed rate of 3.90% and receive a floating rate based on 3-month LIBOR, Expires 9/09/13, Broker Citigroup, Inc.		42,300	63,560

			9,019,476

Total Options Purchased
(Cost – $ 13,929,534) – 0.2%			12,835,174

Total Investments Before Options Written
(Cost – $ 5,000,730,343) – 102.3%			5,489,591,177

Options Written

Over-the-Counter Put Options – (0.0)%
EUR Currency, Strike Price USD 1.29, Expires 12/14/12, Broker Deutsche Bank AG	EUR	41,435	(925,267)
USD Currency, Strike Price JPY 76.25, Expires 11/02/12, Broker Bank of America Corp.	USD	51,070	(86,671)

			(1,011,938)

Over-the-Counter Interest Rate Call Swaptions – (0.3)%
Pay a fixed rate of 1.15% and receive a floating rate based on 3-month LIBOR, Expires 7/07/14, Broker Deutsche Bank AG		49,800	(436,701)
Pay a fixed rate of 1.25% and receive a floating rate based on 3-month LIBOR, Expires 6/27/14, Broker Credit Suisse Group AG		30,000	(335,199)
Pay a fixed rate of 1.25% and receive a floating rate based on 3-month LIBOR, Expires 8/18/14, Broker Credit Suisse Group AG		119,000	(1,281,820)
Pay a fixed rate of 2.15% and receive a floating rate based on 3-month LIBOR, Expires 9/09/13, Broker Citigroup, Inc.		42,300	(1,588,060)
Pay a fixed rate of 2.41% and receive a floating rate based on 3-month LIBOR, Expires 8/16/13, Broker JPMorgan Chase & Co.		35,000	(2,313,010)
Pay a fixed rate of 3.90% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Group Plc		62,500	(7,603,569)

			(13,558,359)

Options Written	Notional Amount (000)		Value

Over-the-Counter Interest Rate Put Swaptions – (0.1)%
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 9/08/14, Broker JPMorgan Chase & Co.	USD	316,200	$(3,270,552)
Receive a fixed rate of 2.15% and pay a floating rate based on 3-month LIBOR, Expires 7/07/14, Broker Deutsche Bank AG		49,800	(354,392)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, Expires 6/27/14, Broker Credit Suisse Group AG		30,000	(186,000)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, Expires 8/18/14, Broker Credit Suisse Group AG		119,000	(886,431)
Receive a fixed rate of 2.41% and pay a floating rate based on 3-month LIBOR, Expires 8/16/13, Broker JPMorgan Chase & Co.		35,000	(28,168)
Receive a fixed rate of 3.90% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Group Plc		62,500	(75,156)
Receive a fixed rate of 4.50% and pay a floating rate based on 3-month LIBOR, Expires 6/08/22, Broker Deutsche Bank AG	EUR	43,500	(2,341,877)

			(7,142,576)

Total Options Written (Premiums Received – $18,981,563) – (0.4)%			(21,712,873)

Total Investments Net of Options Written – 101.9%			5,467,878,304
Liabilities in Excess of Other Assets – (1.9)%			(101,522,341)

Net Assets – 100.0%			$5,366,355,963

(a)	Variable rate security. Rate shown is as of report date.
(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	All or a portion of security has been pledged as collateral in connection with swaps.
(e)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(f)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Net Activity	Shares Held at September 30, 2012	Income	Realized Gain

BlackRock Liquidity Funds, TempFund, Institutional Class	34,167,549	(23,166,230)	11,001,319	$108,164	$3,070

(h)	Represents the current yield as of report date.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of September 30, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest

Credit Suisse Group AG	0.22%	7/06/12	Open	$113,793,750	$113,854,250

•	Foreign currency exchange contracts as of September 30, 2012 were as follows:

Currency Purchased	Currency Sold		Counter party	Settlement Date	Un- realized Appre- ciation (Depre- ciation)

USD 5,365,581	JPY	417,410,000	UBS AG	10/17/12	$16,913

EUR 11,000,000	USD	14,072,091	Deutsche Bank AG	10/22/12	66,945

EUR 75,000,000	USD	91,527,525	UBS AG	10/22/12	4,874,990

USD107,613,376	EUR	87,776,000	Citigroup, Inc.	10/22/12	(5,210,986)

USD 27,532,122	EUR	22,380,000	UBS AG	11/07/12	(1,239,233)

USD 62,256,037	JPY	4,890,000,000	JPMorgan Chase & Co.	12/04/12	(442,592)

Total					$(1,933,963)

•	Financial futures contracts purchased as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation

653	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2012	USD	144,006,906	$93,144
628	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2012	USD	78,269,407	315,214
3,694	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2012	USD	493,091,281	3,032,236

Total						$3,440,594

•	Financial futures contracts sold as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation

2,059	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2012	USD	307,563,125	$(114,072)
735	Ultra Treasury Bonds	Chicago Board Options	December 2012	USD	121,435,781	(1,510,781)
127	Euro-Bund	Eurex	December 2012	USD	23,137,051	(48,345)
205	Gilt British	London	December 2012	USD	39,929,445	(352,527)

Total						$(2,025,725)

•	Interest rate swaps outstanding as of September 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Exchange	Ex- piration Date	Notional Amount (000)		Unrealized Appre- ciation (Depre- ciation)

0.44%[1]	3-month LIBOR	Chicago Mercantile	8/30/14	USD	262,900	$(300,920)

0.86%[2]	3-month LIBOR	Chicago Mercantile	8/30/17	USD	91,600	415,933

0.86%[1]	3-month LIBOR	Deutsche Bank AG	9/19/17	USD	91,700	(432,469)

2.06%[2]	3-month LIBOR	Barclays Plc	5/08/22	USD	27,900	1,238,998

2.49%[1]	3-month LIBOR	Deutsche Bank AG	7/09/42	USD	14,000	285,457

2.46%[1]	3-month LIBOR	Deutsche Bank AG	8/07/42	USD	6,700	179,926

2.48%[1]	3-month LIBOR	JPMorgan Chase & Co.	8/07/42	USD	11,700	286,670

2.51%[1]	3-month LIBOR	Deutsche Bank AG	8/10/42	USD	5,100	91,662

2.71%[1]	3-month LIBOR	Credit Suisse Group AG	8/21/42	USD	12,000	(292,927)

2.77%[2]	3-month LIBOR	JPMorgan Chase & Co.	9/18/42	USD	10,000	375,901

Total						$1,848,231

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	23

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

•	Total return swaps outstanding as of September 30, 2012 were as follows:

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Change in Return of the Consumer Price Index for All Urban Consumers	1.84%[1]	Morgan Stanley	10/25/15	USD	49,555	$1,106,068

Change in Return of the Consumer Price Index for All Urban Consumers	2.47%[2]	Morgan Stanley	10/25/20	USD	26,130	(322,261)

Change in Return of the Consumer Price Index for All Urban Consumers	2.67%[2]	Deutsche Bank AG	6/23/21	USD	47,965	1,166,940

Change in Return of the Consumer Price Index for All Urban Consumers	3-month LIBOR plus 0.675%[1]	Deutsche Bank AG	2/15/41	USD	15,000	(1,277,369)

Total						$673,378

[1]	Fund pays the fixed rate/floating rate and receives the total return of the reference entity. Net payment made at termination.
[2]	Fund pays the total return of the reference entity and receives the fixed rate. Net payment made at termination.

•	Inflation indexed caps outstanding as of September 30, 2012 were as follows:

Reference Entity	Fund Pays	Fund Receives	Counterparty	Expiration Date	Notional Amount (000)		Value	Unrealized Appreciation

US Consumer Price Index Urban Consumers NSA (USCPIU)	Maximum of USCPIU minus 1.85% or $0	Upfront premium	Citigroup, Inc.	5/29/13	USD	50,000	$(77,773)	$72,227

Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Maximum of HICPX for January 2022 divided by HIPCX for January 2012 minus 2.50% or $0	Upfront premium and payment at expiration	Deutsche Bank AG	4/26/22	EUR	14,495	$(933,975)	80,676

Total							$(1,011,748)	$152,903

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (concluded)	BlackRock Inflation Protected Bond Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$106,878	–	$106,878
Corporate Bonds	–	6,098,839	–	6,098,839
Foreign Government Obligations	–	12,633,480	–	12,633,480
Non-Agency Mortgage-Backed Securities	–	36,479,295	–	36,479,295
U.S. Government Sponsored Agency Securities	–	126,035	–	126,035
U.S. Treasury Obligations	–	5,410,310,157	–	5,410,310,157
Short-Term Securities	$11,001,319	–	–	11,001,319

Total	$11,001,319	$5,465,754,684	–	$5,476,756,003

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$6,371,914	–	$6,371,914
Interest rate contracts	$3,629,594	14,107,655	–	17,737,249
Other contracts	–	2,425,911	–	2,425,911
Liabilities:
Foreign currency exchange contracts	–	(7,904,749)	–	(7,904,749)
Interest rate contracts	(2,025,725)	(21,727,251)	–	(23,752,976)
Other contracts	–	(1,599,630)	–	(1,599,630)

Total	$1,603,869	$(8,326,150)	–	$(6,722,281)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency at value	$879,402	–	–	$879,402
Cash pledged as collateral for financial futures contracts	3,061,000	–	–	3,061,000
Cash pledged as collateral for swap contracts	5,843,000	–	–	5,843,000
Liabilities:
Reverse repurchase agreements	–	$(113,793,750)	–	(113,793,750)
Bank overdraft	–	(531,352)	–	(531,352)
Cash received as collateral for swap contracts	–	(3,100,000)	–	(3,100,000)

Total	$9,783,402	$(117,425,102)	–	$(107,641,700)

There were no transfers between levels during the year ended September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	25

Schedule of Investments September 30, 2012	BlackRock Long Duration Bond Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

321 Henderson Receivables I LLC, Series 2010-2A, Class A, 4.07%, 1/15/48 (a)	USD	409	$428,508
AmeriCredit Automobile Receivables Trust, Series 2012-2, Class A2, 0.76%, 10/08/15		840	842,041
Countrywide Asset-Backed Certificates:
Series 2006-11, Class 1AF2, 5.59%, 9/25/46 (b)		506	463,587
Series 2006-13, Class 3AV2, 0.37%, 1/25/37 (b)		440	347,816
PFS Financing Corp., Series 2012-AA, Class A, 1.42%, 2/15/16 (a)(b)		650	652,219
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class C, 3.19%, 10/15/15 (a)		1,100	1,132,496
Santander Drive Auto Receivables Trust:
Series 2011-2, Class A2, 1.04%, 4/15/14		550	551,024
Series 2012-1, Class C, 3.78%, 11/15/17		500	524,299
Series 2012-5, Class A3, 0.83%, 12/15/16		775	779,296
Scholar Funding Trust, Series 2011-A, Class A, 1.35%, 10/28/43 (a)(b)		614	601,006
SLM Student Loan Trust:
Series 2004-B, Class A2, 0.59%, 6/15/21 (b)		870	848,109
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)		765	808,394
Series 2012-D, Class A2, 2.95%, 2/15/46 (a)		600	623,699

Total Asset-Backed Securities – 3.1%			8,602,494

Corporate Bonds

Aerospace & Defense – 0.8%
B/E Aerospace, Inc., 5.25%, 4/01/22		525	546,000
Huntington Ingalls Industries, Inc., 6.88%, 3/15/18		575	623,156
L-3 Communications Corp., Series B, 6.38%, 10/15/15		2	2,023
United Technologies Corp.:
6.70%, 8/01/28		148	202,416
6.13%, 7/15/38		375	508,683
4.50%, 6/01/42		390	437,106

			2,319,384

Airlines – 0.1%
Continental Airlines Pass-Through Trust, Series 2009-2, Class A, 7.25%, 11/10/19		349	398,705

Auto Components – 0.1%
Delphi Corp., 5.88%, 5/15/19		350	378,000

Automobiles – 0.6%
Daimler Finance North America LLC, 1.65%, 4/10/15 (a)		750	760,447
Ford Motor Co., 7.40%, 11/01/46		355	426,000
Volkswagen International Finance NV, 1.63%, 3/22/15 (a)		625	635,272

			1,821,719

Beverages – 0.3%
SABMiller Holdings, Inc., 2.45%, 1/15/17 (a)		725	758,322

Corporate Bonds	Par (000)		Value

Biotechnology – 0.8%
Amgen, Inc.:
5.15%, 11/15/41	USD	875	$974,998
5.38%, 5/15/43		1,125	1,303,692

			2,278,690

Capital Markets – 1.6%
The Goldman Sachs Group, Inc.:
6.75%, 10/01/37		1,522	1,630,491
6.25%, 2/01/41		325	376,015
Morgan Stanley, 6.38%, 7/24/42		650	715,887
State Street Corp., 4.96%, 3/15/18		550	607,885
UBS AG, 7.63%, 8/17/22		1,100	1,150,116

			4,480,394

Chemicals – 0.3%
The Dow Chemical Co.:
9.40%, 5/15/39		153	247,708
5.25%, 11/15/41		250	283,674
Ecolab, Inc., 5.50%, 12/08/41		250	310,914

			842,296

Commercial Banks – 2.3%
Amsouth Bank, Series AI, 5.20%, 4/01/15		550	572,000
Barclays Bank Plc, 5.14%, 10/14/20		275	280,592
CIT Group, Inc.:
4.75%, 2/15/15 (a)		550	573,375
5.00%, 5/15/17		375	400,312
HSBC Bank Plc, 7.65%, 5/01/25		350	451,579
HSBC Bank USA, N.A., 5.88%, 11/01/34		250	283,893
HSBC Holdings Plc:
6.50%, 5/02/36		300	351,450
6.50%, 9/15/37		875	1,034,869
ING Bank NV, 5.00%, 6/09/21 (a)		975	1,083,352
Itau Unibanco Holding SA/Cayman Island, 5.75%, 1/22/21 (a)		175	185,062
Wachovia Bank, N.A., 6.60%, 1/15/38		921	1,280,151

			6,496,635

Commercial Services & Supplies – 0.2%
The ADT Corp., 4.88%, 7/15/42 (a)		630	681,998

Communications Equipment – 0.1%
Brocade Communications Systems, Inc., 6.88%, 1/15/20		370	399,600

Consumer Finance – 1.0%
Capital One Financial Corp.:
2.15%, 3/23/15		390	399,883
4.75%, 7/15/21		575	652,785
Discover Bank, 8.70%, 11/18/19		500	645,593
SLM Corp.:
5.00%, 10/01/13		400	414,500
5.38%, 5/15/14		325	342,313
6.25%, 1/25/16		415	450,275

			2,905,349

Containers & Packaging – 0.2%
Bemis Co., Inc., 6.80%, 8/01/19		461	560,871

Diversified Financial Services – 4.6%
Ally Financial, Inc., 4.50%, 2/11/14		775	792,437
Bank of America Corp.:
7.38%, 5/15/14		410	448,807
6.00%, 9/01/17		2,090	2,417,461
Bank of America, N.A., 5.30%, 3/15/17		420	466,386

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Diversified Financial Services (concluded)
Citigroup, Inc.:
5.30%, 10/17/12	USD	129	$129,247
6.00%, 10/31/33		100	107,807
6.13%, 8/25/36		100	108,585
5.88%, 1/30/42		575	692,757
FMR LLC, 6.45%, 11/15/39 (a)		369	441,966
Ford Motor Credit Co. LLC:
3.88%, 1/15/15		650	679,312
7.00%, 4/15/15		642	719,040
5.00%, 5/15/18		375	409,396
General Electric Capital Corp., 5.88%, 1/14/38		1,367	1,629,001
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75%, 1/15/16		302	314,835
8.00%, 1/15/18		140	150,150
JPMorgan Chase & Co., 3.25%, 9/23/22		2,650	2,686,819
JPMorgan Chase Bank, N.A., 6.00%, 7/05/17		387	453,767
Merrill Lynch & Co., Inc., 7.75%, 5/14/38		225	282,568

			12,930,341

Diversified Telecommunication Services – 2.3%
AT&T Inc.:
6.15%, 9/15/34		950	1,208,174
6.50%, 9/01/37		609	810,768
6.40%, 5/15/38		3	3,963
BellSouth Corp., 6.88%, 10/15/31		325	405,435
Qwest Corp., 3.64%, 6/15/13 (b)		23	23,124
Telecom Italia Capital SA:
6.00%, 9/30/34		232	205,320
7.20%, 7/18/36		222	217,560
Telefonica Emisiones SAU:
3.99%, 2/16/16		625	621,875
6.42%, 6/20/16		56	59,150
7.05%, 6/20/36		540	526,500
Verizon Communications, Inc.:
5.85%, 9/15/35		725	916,792
8.95%, 3/01/39		884	1,540,435
Windstream Corp., 8.13%, 8/01/13		27	28,350

			6,567,446

Electric Utilities – 5.4%
Alabama Power Co.:
Series 1, 5.65%, 3/15/35		185	202,640
6.00%, 3/01/39		534	705,484
American Transmission Systems, Inc., 5.25%, 1/15/22 (a)		608	705,431
Carolina Power & Light Co., 6.30%, 4/01/38		222	304,643
Duke Energy Carolinas LLC:
6.10%, 6/01/37		350	453,682
6.00%, 1/15/38		406	533,149
E.ON International Finance BV, 6.65%, 4/30/38 (a)		663	914,055
Exelon Generation Co. LLC, 4.25%, 6/15/22 (a)		851	900,420
Florida Power Corp.:
6.35%, 9/15/37		112	151,865
6.40%, 6/15/38		867	1,192,904
Massachusetts Electric Co., 5.90%, 11/15/39 (a)		302	393,665
MidAmerican Energy Co., 5.80%, 10/15/36		1,068	1,379,473
MidAmerican Energy Holdings Co.:
6.13%, 4/01/36		296	378,696
5.95%, 5/15/37		867	1,086,582
6.50%, 9/15/37		148	198,186
Mississippi Power Co., Series 12-A, 4.25%, 3/15/42		300	307,856

Corporate Bonds	Par (000)		Value

Electric Utilities (concluded)
Niagara Mohawk Power Corp., 4.88%, 8/15/19 (a)	USD	350	$403,537
Ohio Power Co., Series D, 6.60%, 3/01/33		321	420,840
Oncor Electric Delivery Co. LLC, 5.30%, 6/01/42		820	895,996
Public Service Co. of Colorado, Series 17,
6.25%, 9/01/37		616	868,163
Southern California Edison Co., Series 2008-A,
5.95%, 2/01/38		463	622,495
The Toledo Edison Co.:
7.25%, 5/01/20		315	412,944
6.15%, 5/15/37		56	69,994
Virginia Electric & Power Co.:
Series A, 6.00%, 5/15/37		737	992,430
8.88%, 11/15/38		350	602,544

			15,097,674

Energy Equipment & Services – 1.4%
Ensco Plc, 4.70%, 3/15/21		965	1,089,937
Halliburton Co., 7.45%, 9/15/39		370	565,647
Transocean, Inc.:
6.38%, 12/15/21		1,410	1,687,516
3.80%, 10/15/22		200	201,035
6.80%, 3/15/38		271	325,877

			3,870,012

Food & Staples Retailing – 1.3%
CVS Caremark Corp., 6.25%, 6/01/27		834	1,093,311
Tesco Plc, 6.15%, 11/15/37 (a)		525	671,728
Walgreen Co., 4.40%, 9/15/42		300	309,333
Wal-Mart Stores, Inc.:
6.50%, 8/15/37		495	709,159
6.20%, 4/15/38		670	923,676

			3,707,207

Food Products – 0.9%
Kraft Foods Group, Inc.:
6.88%, 1/26/39 (a)		1,224	1,670,535
5.00%, 6/04/42 (a)		450	502,010
Mondelez International, Inc., 6.50%, 2/09/40		200	270,906

			2,443,451

Health Care Equipment & Supplies – 0.5%
Covidien International Finance SA, 6.55%, 10/15/37		922	1,310,993

Health Care Providers & Services – 0.6%
HCA, Inc., 7.25%, 9/15/20		491	549,920
WellPoint, Inc.:
3.30%, 1/15/23		925	935,574
6.38%, 6/15/37		203	251,126

			1,736,620

Hotels, Restaurants & Leisure – 0.6%
MGM Resorts International, 13.00%, 11/15/13		60	67,650
Universal City Development Partners Ltd./UCDP
Finance, Inc.:
8.88%, 11/15/15		244	256,997
10.88%, 11/15/16		275	318,168
Yum! Brands, Inc.:
5.30%, 9/15/19		442	516,319
6.88%, 11/15/37		315	430,636

			1,589,770

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	27

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Household Products – 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 7.88%, 8/15/19	USD	550	$594,000

Insurance – 3.2%
American International Group, Inc.:
4.88%, 9/15/16		850	948,807
3.80%, 3/22/17		900	968,051
6.40%, 12/15/20		340	414,151
4.88%, 6/01/22		1,500	1,690,435
Genworth Financial, Inc., 7.63%, 9/24/21		325	331,706
ING Verzekeringen NV, 2.09%, 6/21/21 (b)	EUR	130	160,374
International Lease Finance Corp., 6.50%, 9/01/14 (a)	USD	107	115,025
Massachusetts Mutual Life Insurance Co., 8.88%, 6/01/39 (a)		406	599,030
Metropolitan Life Global Funding I, 2.00%, 1/10/14 (a)		1,405	1,425,530
Prudential Financial, Inc., 6.63%, 12/01/37		1,304	1,623,636
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)		554	760,743

			9,037,488

IT Services – 0.2%
International Business Machines Corp.:
5.60%, 11/30/39		26	34,655
4.00%, 6/20/42		497	542,075

			576,730

Life Sciences Tools & Services – 0.2%
Life Technologies Corp., 6.00%, 3/01/20		350	416,303

Machinery – 0.6%
AGCO Corp., 5.88%, 12/01/21		750	821,955
Xylem, Inc., 3.55%, 9/20/16		795	849,503

			1,671,458

Media – 5.2%
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16		300	325,500
Comcast Corp.:
6.45%, 3/15/37		750	966,022
6.95%, 8/15/37		314	427,467
6.40%, 5/15/38		922	1,180,733
COX Communications, Inc.:
6.95%, 6/01/38 (a)		296	382,705
8.38%, 3/01/39 (a)		293	446,105
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.80%, 3/15/22		1,275	1,312,057
6.00%, 8/15/40		336	374,451
DISH DBS Corp., 6.63%, 10/01/14		668	724,780
Grupo Televisa SAB, 6.63%, 1/15/40		609	803,437
News America, Inc.:
6.40%, 12/15/35		355	439,902
6.15%, 3/01/37		500	599,185
6.65%, 11/15/37		536	680,153
Shaw Communications, Inc.:
5.65%, 10/01/19	CAD	498	569,906
6.75%, 11/09/39		498	554,851
Time Warner Cable, Inc.:
6.55%, 5/01/37	USD	958	1,203,867
7.30%, 7/01/38		922	1,254,385
4.50%, 9/15/42		1,150	1,146,869
Time Warner Cos., Inc.:
7.57%, 2/01/24		12	16,031
6.95%, 1/15/28		406	525,260

Corporate Bonds	Par (000)		Value

Media (concluded)
Time Warner Entertainment Co. LP, 8.38%, 3/15/23	USD	19	$26,768
Time Warner, Inc.:
7.63%, 4/15/31		12	16,763
7.70%, 5/01/32		571	801,883

			14,779,080

Metals & Mining – 1.1%
AngloGold Ashanti Holdings Plc, 6.50%, 4/15/40		463	467,630
Barrick North America Finance LLC, 5.70%, 5/30/41		850	973,324
Rio Tinto Finance USA Ltd.:
9.00%, 5/01/19		170	232,459
7.13%, 7/15/28		140	188,532
Southern Copper Corp., 6.75%, 4/16/40		441	507,242
Teck Resources Ltd.:
5.20%, 3/01/42		375	352,651
5.40%, 2/01/43		450	439,089

			3,160,927

Multiline Retail – 0.3%
Dollar General Corp., 4.13%, 7/15/17		300	313,500
Target Corp., 7.00%, 1/15/38		275	403,397

			716,897

Multi-Utilities – 0.4%
NiSource Finance Corp., 5.25%, 2/15/43		675	753,282
Sempra Energy, 6.00%, 10/15/39		277	358,937

			1,112,219

Oil, Gas & Consumable Fuels – 7.4%
Access Midstream Partners LP/ACMP Finance Corp., 6.13%, 7/15/22		475	502,313
Anadarko Petroleum Corp., 6.45%, 9/15/36		450	557,524
Canadian Natural Resources Ltd., 6.75%, 2/01/39		130	178,970
Cenovus Energy, Inc., 6.75%, 11/15/39		730	986,318
ConocoPhillips Canada Funding Co. I, 5.95%, 10/15/36		1,180	1,529,698
DCP Midstream LLC, 5.35%, 3/15/20 (a)		176	193,109
El Paso Natural Gas Co., 8.63%, 1/15/22		590	795,059
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		850	1,008,386
Energy Transfer Partners LP, 6.50%, 2/01/42		2,130	2,457,871
Enterprise Products Operating LLC:
1.25%, 8/13/15		500	504,298
6.45%, 9/01/40		700	869,522
5.70%, 2/15/42		160	184,881
4.45%, 2/15/43		800	791,278
Kinder Morgan Energy Partners LP:
6.50%, 9/01/39		866	1,047,301
6.38%, 3/01/41		650	794,333
5.00%, 8/15/42		450	467,253
Marathon Petroleum Corp., 6.50%, 3/01/41		225	275,635
MEG Energy Corp., 6.50%, 3/15/21 (a)		490	524,300
Nexen, Inc.:
5.88%, 3/10/35		500	591,267
6.40%, 5/15/37		50	63,470
7.50%, 7/30/39		550	783,804
ONEOK Partners LP, 6.65%, 10/01/36		203	241,959
Petrohawk Energy Corp.:
10.50%, 8/01/14		360	391,500
7.88%, 6/01/15		40	41,669
6.25%, 6/01/19		545	613,806
Pioneer Natural Resources Co., 5.88%, 7/15/16		450	512,653

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
Plains All American Pipeline LP/PAA Finance Corp., 6.70%, 5/15/36	USD	500	$638,667
SandRidge Energy, Inc., 7.50%, 3/15/21		145	149,350
Shell International Finance BV, 6.38%, 12/15/38		252	362,930
Tennessee Gas Pipeline Co., 7.00%, 10/15/28		12	16,033
Valero Energy Corp., 6.63%, 6/15/37		401	483,993
Western Gas Partners LP, 4.00%, 7/01/22		502	523,395
The Williams Cos., Inc.:
7.75%, 6/15/31		171	218,727
8.75%, 3/15/32		356	493,867
Williams Partners LP:
5.25%, 3/15/20		442	512,198
4.00%, 11/15/21		500	538,080

			20,845,417

Paper & Forest Products – 0.7%
International Paper Co.:
7.50%, 8/15/21		977	1,282,502
6.00%, 11/15/41		575	700,658

			1,983,160

Pharmaceuticals – 2.3%
GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38		738	1,052,636
Merck & Co., Inc., 6.55%, 9/15/37		758	1,121,490
Roche Holdings, Inc., 7.00%, 3/01/39 (a)		425	640,437
Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/01/36		967	1,277,540
Watson Pharmaceuticals, Inc., 3.25%, 10/01/22		440	445,636
Wyeth LLC:
6.00%, 2/15/36		148	199,914
5.95%, 4/01/37		1,216	1,647,973

			6,385,626

Real Estate Investment Trusts (REITs) – 0.9%
American Tower Corp.:
4.50%, 1/15/18		850	937,961
5.90%, 11/01/21		205	243,202
4.70%, 3/15/22		720	789,787
HCP, Inc., 6.75%, 2/01/41		450	583,733

			2,554,683

Road & Rail – 0.9%
Burlington Northern Santa Fe LLC, 4.38%, 9/01/42		400	423,205
Kansas City Southern de Mexico SA de CV, 8.00%, 2/01/18		1,115	1,243,225
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.13%, 5/11/15 (a)		825	844,042

			2,510,472

Software – 0.4%
Oracle Corp., 5.38%, 7/15/40		765	975,876

Tobacco – 1.1%
Altria Group, Inc.:
9.95%, 11/10/38		330	554,849
10.20%, 2/06/39		458	784,808
Lorillard Tobacco Co., 3.50%, 8/04/16		525	555,686
Philip Morris International, Inc., 2.50%, 5/16/16		1,225	1,294,099

			3,189,442

Wireless Telecommunication Services – 2.2%
Alltel Corp., 7.88%, 7/01/32		792	1,251,381

Corporate Bonds	Par (000)		Value

Wireless Telecommunication Services (concluded)
America Movil SAB de CV:
5.00%, 10/16/19	USD	350	$408,910
3.13%, 7/16/22		400	412,193
6.13%, 11/15/37		554	711,762
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		850	1,023,726
Rogers Communications, Inc., 7.50%, 8/15/38		315	454,425
SBA Tower Trust, 4.25%, 4/15/15 (a)		663	698,382
Sprint Nextel Corp., 9.00%, 11/15/18 (a)		625	750,000
Vodafone Group Plc, 6.15%, 2/27/37		376	505,773

			6,216,552

Total Corporate Bonds – 53.3%			150,301,807

Foreign Agency Obligations

EDF SA, 5.60%, 1/27/40 (a)		414	478,981
Petrobras International Finance Co.:
3.88%, 1/27/16		2,000	2,115,620
6.88%, 1/20/40		901	1,128,000
Statoil ASA, 5.25%, 4/15/19		608	738,539

Total Foreign Agency Obligations – 1.6%			4,461,140

Foreign Government Obligations

Brazil – 0.5%
Federative Republic of Brazil, 7.13%, 1/20/37		851	1,282,883

Colombia – 0.3%
Republic of Colombia, 4.38%, 7/12/21		850	978,775

Israel – 0.1%
AID-Israel, 5.50%, 9/18/23		240	316,553

Mexico – 0.8%
United Mexican States:
5.13%, 1/15/20		330	394,350
3.63%, 3/15/22		900	981,450
4.75%, 3/08/44		246	273,675
5.75%, 10/12/10		412	492,340

			2,141,815

Peru – 0.2%
Republic of Peru, 5.63%, 11/18/50		525	683,813

Total Foreign Government Obligations – 1.9%			5,403,839

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations – 0.6%
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A17, 6.00%, 6/25/35		299	289,766
Credit Suisse Mortgage Capital Certificates, Series 2009-13R, Class 3A1, 2.50%, 11/26/36 (a)(b)		270	273,698
FREMF Mortgage Trust, Series 2012-K705, Class B, 4.31%, 9/25/44 (a)(b)		560	593,884
HomeBanc Mortgage Trust, Series 2006-2, Class A1, 0.40%, 12/25/36 (b)		137	93,999

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	29

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Collateralized Mortgage Obligations (concluded)
Structured Asset Securities Corp., Series 2005-5, Class 2A4, 5.50%, 4/25/35	USD	517	$529,989

			1,781,336

Commercial Mortgage-Backed Securities – 0.9%
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.91%, 6/11/40 (b)		600	707,685
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP5, Class A2, 4.94%, 12/15/35		17	17,460
GE Capital Commercial Mortgage Corp., Series 2005-C1, Class A3, 4.58%, 6/10/48		141	142,761
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AAB, 4.62%, 8/10/42		95	96,824
GS Mortgage Securities Corp. II:
Series 2007-GG10, Class A4, 5.98%, 8/10/45 (b)		524	600,418
Series 2012-ALOH, Class A, 3.55%, 4/10/34 (a)		530	572,455
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2002-C2, Class A2, 5.05%, 12/12/34		446	445,588

			2,583,191

Total Non-Agency Mortgage-Backed Securities – 1.5%			4,364,527

Preferred Securities

Capital Trusts

Commercial Banks – 0.2%
Northgroup Preferred Capital Corp., 6.38% (a)(b)(c)		205	204,194
Royal Bank of Scotland Group Plc, 7.64% (b)(c)		400	327,000

			531,194

Diversified Financial Services – 0.9%
General Electric Capital Corp., 6.25% (b)(c)		1,300	1,372,189
JPMorgan Chase & Co., 7.90% (b)(c)		314	356,619
JPMorgan Chase Capital XXI, 1.39%, 2/02/37 (b)		525	364,575
ZFS Finance USA Trust V, 6.50%, 5/09/67 (a)(b)		370	391,275

			2,484,658

Insurance – 1.2%
American General Capital II, 8.50%, 7/01/30		100	122,480
Lincoln National Corp., 7.00%, 5/17/66 (b)		628	635,065
Lincoln National Corp., 6.05%, 4/20/67 (b)		236	230,985
MetLife, Inc., 6.40%, 12/15/36		1,142	1,198,051
New York Life Insurance Co., 6.75%, 11/15/39 (a)		461	639,279
Pacific Life Insurance Co., 9.25%, 6/15/39 (a)		424	561,716
Reinsurance Group of America, Inc., 6.75%, 12/15/65 (b)		37	36,103
XL Group Plc, 6.50% (b)(c)		187	172,040

			3,595,719

Total Capital Trusts – 2.3%			6,611,571

Preferred Stocks	Shares		Value

Machinery – 0.4%
Stanley Black & Decker, Inc., 0.04%		40,000	$1,054,800

Total Preferred Stocks – 0.4%			1,054,800

Total Preferred Securities – 2.7%			7,666,371

Taxable Municipal Bonds	Par (000)

Chicago Transit Authority RB, Series B, 6.20%, 12/01/40	USD	390	440,033
City of Chicago, IL RB, 6.74%, 11/01/40		875	1,173,953
City of New York GO, 5.85%, 6/01/40		370	486,990
Los Angeles Department of Airports RB, 6.58%, 5/15/39		200	261,692
Los Angeles Department of Water & Power RB:
5.72%, 7/01/39		755	954,954
6.57%, 7/01/45		305	443,214
Metropolitan Transportation Authority, New York RB, 6.69%, 11/15/40		700	933,254
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		1,197	1,405,398
New Jersey State Turnpike Authority RB, Series F, 7.41%, 1/01/40		371	552,211
New York City Municipal Water Finance Authority RB:
5.75%, 6/15/41		200	263,766
5.95%, 6/15/42		375	509,254
New York State Dormitory Authority RB, 5.63%, 3/15/39		500	624,265
Port Authority of New York & New Jersey RB:
5.65%, 11/01/40		430	542,028
4.46%, 10/01/62		550	553,531
State of California GO:
7.55%, 4/01/39		930	1,269,357
7.30%, 10/01/39		360	479,340
7.63%, 3/01/40		45	62,099
7.60%, 11/01/40		120	166,577
State of Illinois GO, 5.10%, 6/01/33		520	504,478
State of Illinois GO, Series 3, 6.73%, 4/01/35		575	655,494
University of California RB, 6.55%, 5/15/48		500	659,675

Total Taxable Municipal Bonds – 4.6%			12,941,563

U.S. Government Sponsored Agency Securities

Agency Obligations – 2.5%
Fannie Mae:
1.83%, 10/09/19 (d)(e)(f)		4,885	4,297,227
5.63%, 7/15/37		369	538,520
7.13%, 1/15/30		1,000	1,582,699
Freddie Mac, 2.38%, 1/13/22		535	561,236
U.S. Small Business Administration, Series 2004-P10A, Class 1, 4.50%, 2/01/14		21	21,188

			7,000,870

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value

Collateralized Mortgage Obligations – 1.0%
Fannie Mae:
Series 2003-49, Class YD, 5.50%, 6/25/23	USD	153	$167,685
Series 2011-52, Class KB, 5.50%, 6/25/41		450	539,545
Series 2011-52, Class LB, 5.50%, 6/25/41		450	530,561
Freddie Mac, Series 3859, Class JB, 5.00%, 5/15/41		600	689,155
Ginnie Mae:
Series 2006-6, Class C, 5.01%, 2/16/44 (b)		264	280,942
Series 2006-42, Class B, 5.22%, 8/16/46 (b)		459	495,760

			2,703,648

Mortgage-Backed Securities – 0.2%
Fannie Mae Mortgage-Backed Securities:
2.44%, 1/01/35 (b)		82	87,182
2.58%, 2/01/35 (b)		356	386,722
7.00%, 1/01/31		5	6,278
Freddie Mac Mortgage-Backed Securities,7.00%, 12/01/29-4/01/32		11	13,294
Ginnie Mae Mortgage-Backed Securities:
1.75%, 5/20/34 (b)		78	81,394
5.50%, 4/15/33-8/15/33		32	36,381
7.00%, 9/15/31-5/15/32		23	27,068

			638,319

Total U.S. Government Sponsored Agency Securities – 3.7%			10,342,837

U.S. Treasury Obligations

U.S. Treasury Bonds:
6.25%, 8/15/23		2,325	3,373,794
5.38%, 2/15/31 (d)(e)		5,500	7,955,233
4.50%, 2/15/36		1,862	2,483,623
4.38%, 11/15/39		357	471,986
3.13%, 11/15/41-2/15/42		14,269	15,186,348
3.00%, 5/15/42		7,275	7,543,266
U.S. Treasury Notes:
0.63%, 5/31/17		1,000	1,002,500
2.00%, 2/15/22		4,335	4,508,738
1.63%, 8/15/22		6,075	6,068,354
U.S. Treasury Strips:
2.54%, 11/15/27 (f)		8,341	5,690,230
2.91%, 5/15/38 (f)		4,161	1,983,351
2.96%, 11/15/39 (f)		6,383	2,878,752
3.00%, 2/15/41 (f)		10,025	4,307,582

Total U.S. Treasury Obligations – 22.5%			63,453,757

Total Long-Term Investments (Cost – $234,237,391) – 94.9%			267,538,335

Short-Term Securities		Shares

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (g)(h)		11,361,420	11,361,420

Total Short-Term Securities (Cost – $11,361,420) – 4.0%			11,361,420

Options Purchased	Notional Amount (000)		Value

Over-the-Counter Interest Rate Call Swaptions – 0.0%
Receive a fixed rate of 1.16% and pay a floating rate based on 3-month LIBOR, Expires 7/11/13, Broker Citigroup, Inc.	USD	4,700	$59,823
Receive a fixed rate of 2.70% and pay a floating rate based on 3-month LIBOR, Expires 3/11/13, Broker Citigroup, Inc.		2,000	106,624

			166,447

Over-the-Counter Interest Rate Put Swaptions – 0.1%
Pay a fixed rate of 0.71% and receive a floating rate based on 3-month LIBOR, Expires 6/28/13, Broker Deutsche Bank AG		12,400	10,030
Pay a fixed rate of 1.16% and receive a floating rate based on 3-month LIBOR, Expires 7/11/13, Broker Citigroup, Inc.		4,700	30,824
Pay a fixed rate of 2.70% and receive a floating rate based on 3-month LIBOR, Expires 3/11/13, Broker Citigroup, Inc.		2,000	89,631
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 2/02/17, Broker Deutsche Bank AG		2,500	58,863
Pay a fixed rate of 4.50% and receive a floating rate based on 6-month EURIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR	1,800	4,035
Pay a fixed rate of 4.50% and receive a floating rate based on 6-month EURIBOR, Expires 12/12/13, Broker Credit Suisse Group AG		2,100	6,945
Pay a fixed rate of 4.50% and receive a floating rate based on 6-month EURIBOR, Expires 9/16/13, Broker Credit Suisse Group AG		1,800	2,960

			203,288

Total Options Purchased (Cost – $613,376) – 0.1%			369,735

Total Investments Before Options Written (Cost – $246,212,187) – 99.0%			279,269,490

Options Written

Over-the-Counter Interest Rate Call Swaptions – (0.0)%
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Credit Suisse Group AG	USD	4,800	(28,137)
Pay a fixed rate of 1.15% and receive a floating rate based on 3-month LIBOR, Expires 9/12/14, Broker Citigroup, Inc.		7,500	(63,080)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, Expires 5/08/14, Broker Citigroup, Inc.		1,500	(23,858)

			(115,075)

Over-the-Counter Interest Rate Put Swaptions – (0.1)%
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Credit Suisse Group AG		4,800	(41,203)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	31

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio (Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)	Value

Over-the-Counter Interest Rate Put Swaptions (concluded)
Receive a fixed rate of 2.15% and pay a floating rate based on 3-month LIBOR, Expires 9/12/14, Broker Citigroup, Inc.	USD 7,500	$(67,637)
Receive a fixed rate of 2.40% and pay a floating rate based on 3-month LIBOR, Expires 5/08/14, Broker Citigroup, Inc.	1,500	(6,412)
Receive a fixed rate of 6.00% and pay a floating rate based on 3-month LIBOR, Expires 2/02/17, Broker Deutsche Bank AG	5,000	(51,509)

		(166,761)

Total Options Written (Premiums Received – $379,260) – (0.1)%		(281,836)

Total Investments Net of Options Written – 98.9%		278,987,654
Other Assets Less Liabilities – 1.1%		3,085,303

Net Assets – 100.0%		$282,072,957

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Security is perpetual in nature and has no stated maturity date.
(d)	All or a portion of security has been pledged as collateral in connection with swaps.
(e)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Net Activity	Shares Held at September 30, 2012	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	5,745,628	5,615,792	11,361,420	$18,695

(h)	Represents the current yield as of report date.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Foreign currency exchange contracts as of September 30, 2012 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD 1,272,262	CAD 1,293,500	Royal Bank of Scotland Group Plc	10/17/12	$(42,932)

USD 2,184,013	AUD 2,100,000	Citigroup, Inc.	10/31/12	12,548

Total				$(30,384)

—	Financial futures contracts purchased as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)

289	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2012	USD	43,169,375	$39,173
278	Ultra Treasury Bonds	Chicago Board Options	December 2012	USD	45,930,812	(522,339)

Total						$(483,166)

—	Financial futures contracts sold as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

44	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2012	USD 9,703,375	$(12,978)
71	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2012	USD 8,848,930	(33,072)
215	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2012	USD 28,699,141	(157,889)
1	Euro-Bund	Eurex	December 2012	USD 182,181	(808)

Total					$(204,747)

—	Interest rate swaps outstanding as of September 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Exchange	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

0.44%[1]	3-month LIBOR	Chicago Mercantile Exchange	8/29/14	USD 6,600	$(7,846)

1.76%[1]	3-month LIBOR	Deutsche Bank AG	7/05/22	USD 1,500	(16,610)

1.73%[1]	3-month LIBOR	Deutsche Bank AG	7/09/22	USD 1,510	(12,433)

2.48%[1]	3-month LIBOR	Credit Suisse Group AG	7/05/42	USD 1,300	27,092

2.25%[1]	3-month LIBOR	Credit Suisse Group AG	7/27/42	USD 1,000	74,249

2.46%[1]	3-month LIBOR	Deutsche Bank AG	8/07/42	USD 1,300	34,911

2.51%[1]	3-month LIBOR	Credit Suisse Group AG	8/10/42	USD 700	12,734

Total					$112,097

[1]	Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio

—	Credit default swaps on single-name issues - buy protection outstanding as of September 30, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation

CIGNA Corp.	1.00%	Citigroup, Inc.	9/20/17	USD	675	$ (6,818)

General Dynamics Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	955	(2,796)

Lockheed Martin Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	955	(8,604)

Northrop Grumman Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	805	(3,179)

Raytheon Co.	1.00%	Credit Suisse Group AG	9/20/17	USD	805	(2,369)

Viacom, Inc.	1.00%	Credit Suisse Group AG	9/20/17	USD	975	(7,935)

Total						$(31,701)

—	Credit default swaps on single-name issues - sold protection outstanding as of September 30, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expira- tion Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation

MetLife, Inc.	5.00%	Deutsche Bank AG	6/20/15	A-	USD 575	$16,880

Anadarko Petroleum Corp.	1.00%	Credit Suisse Group AG	6/20/17	BBB-	USD 780	16,686

WellPoint, Inc.	1.00%	Citigroup, Inc.	9/20/17	NR	USD 675	4,169

Comcast Corp.	1.00%	Credit Suisse Group AG	9/20/17	BBB+	USD 975	8,403

Total						$46,138

1 Using S&P’s rating.

2 The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—

Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$8,602,494	–	$8,602,494
Corporate Bonds	–	150,301,807	–	150,301,807
Foreign Agency Obligations	–	4,461,140	–	4,461,140
Foreign Govern- ment Obligations	–	5,403,839	–	5,403,839
Non-Agency Mortgage-Backed Securities	–	4,364,527	–	4,364,527
Preferred Securities	$1,054,800	6,611,571	–	7,666,371
Taxable Municipal Bonds	–	12,941,563	–	12,941,563
U.S. Government Sponsored Agency Securities	–	10,342,837	–	10,342,837
U.S. Treasury Obligations	–	63,453,757	–	63,453,757
Short-Term Securities	11,361,420	–	–	11,361,420

Total	$12,416,220	$266,483,535	–	$278,899,755

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	33

Schedule of Investments (concluded)	BlackRock Long Duration Bond Portfolio

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$46,138	–	$46,138
Foreign currency exchange contracts.	–	12,548	–	12,548
Interest rate contracts	$ 39,173	518,721	–	557,894
Liabilities:
Credit contracts	–	(31,701)	–	(31,701)
Foreign currency exchange contracts.	–	(42,932)	–	(42,932)
Interest rate contracts	(727,086)	(318,725)	–	(1,045,811)

Total	$(687,913)	$184,049	–	$(503,864)

1 Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$10,413	–	–	$10,413
Foreign currency at value	1,374	–	–	1,374
Cash pledged as collateral for financial futures contracts	327,000	–	–	327,000
Cash pledged as collateral for swap contracts	30,000	–	–	30,000

Total	$368,787	–	–	$368,787

There were no transfers between levels during the year ended September 30, 2012.

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments September 30, 2012	BlackRock Secured Credit Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Aerospace & Defense – 0.2%
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17	USD	100	$108,000

Airlines – 0.1%
Continental Airlines 2003-ERJ1 Pass-Through Trust, Series RJO3, 7.88%, 7/02/18		32	32,903

Building Products – 0.5%
Building Materials Corp. of America, 6.75%, 5/01/21 (a)		125	136,875
USG Corp., 9.75%, 1/15/18		120	129,600

			266,475

Chemicals – 2.0%
Ashland, Inc., 4.75%, 8/15/22 (a)		55	56,238
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20		75	66,938
INEOS Finance Plc, 7.50%, 5/01/20 (a)		375	380,625
LyondellBasell Industries NV, 5.75%, 4/15/24		250	284,375
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)		30	30,000
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		120	121,800
Tronox Finance LLC, 6.38%, 8/15/20 (a)		245	247,450

			1,187,426

Commercial Services & Supplies – 2.3%
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (a)		26	26,520
Ceridian Corp., 8.88%, 7/15/19 (a)		305	329,400
Clean Harbors, Inc., 5.25%, 8/01/20 (a)		52	53,560
HD Supply, Inc.:
8.13%, 4/15/19 (a)		320	347,200
11.00%, 4/15/20 (a)		175	194,250
Hertz Holdings Netherlands BV, 8.50%, 7/31/15 (a)	EUR	250	345,357
Laureate Education, Inc., 9.25%, 9/01/19 (a)	USD	70	70,350

			1,366,637

Communications Equipment – 0.1%
Hughes Satellite Systems Corp., 6.50%, 6/15/19		75	80,250

Computers & Peripherals – 0.6%
CDW LLC/CDW Finance Corp., 8.00%, 12/15/18		300	331,500

Consumer Finance – 0.1%
Credit Acceptance Corp., 9.13%, 2/01/17		75	82,688

Containers & Packaging – 0.9%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (a)		250	268,125
Berry Plastics Corp., 9.75%, 1/15/21		220	250,800

			518,925

Distributors – 0.1%
VWR Funding, Inc., 7.25%, 9/15/17 (a)		74	75,110

Diversified Financial Services – 1.4%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Series 2012-1, Class A, 5.13%, 11/30/24 (a)		200	208,000
Ford Motor Credit Co. LLC, 6.63%, 8/15/17		150	173,987
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		375	402,187
Nuveen Investments, Inc., 9.13%, 10/15/17 (a)		38	37,715

			821,889

Diversified Telecommunication Services – 0.9%
Avaya, Inc., 7.00%, 4/01/19 (a)		100	93,000
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		112	120,960

Corporate Bonds	Par (000)		Value

Diversified Telecommunication Services (concluded)
Level 3 Communications, Inc., 8.88%, 6/01/19 (a)	USD	60	$63,000
Level 3 Financing, Inc., 8.13%, 7/01/19		260	276,250

			553,210

Electric Utilities – 1.2%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
6.88%, 8/15/17 (a)		60	62,100
10.00%, 12/01/20		600	675,000

			737,100

Electronic Equipment, Instruments & Components – 0.1%
Belden, Inc., 5.50%, 9/01/22 (a)		40	40,900

Energy Equipment & Services – 0.4%
Seadrill Ltd., 5.63%, 9/15/17 (a)		210	211,575

Food Products – 0.2%
Post Holdings, Inc., 7.38%, 2/15/22 (a)		25	26,563
Smithfield Foods, Inc., 6.63%, 8/15/22		66	68,475

			95,038

Health Care Equipment & Supplies – 1.0%
Biomet, Inc.:
6.50%, 8/01/20 (a)		169	175,126
6.50%, 10/01/20 (a)		184	180,320
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18 (a)		50	53,188
Hologic, Inc., 6.25%, 8/01/20 (a)		97	102,820
Kinetic Concepts, Inc./KCI USA, Inc.:
10.50%, 11/01/18 (a)		75	79,313
12.50%, 11/01/19 (a)		20	18,800

			609,567

Health Care Providers & Services – 2.8%
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		290	300,875
7.13%, 7/15/20		41	43,742
DaVita, Inc., 5.75%, 8/15/22		84	87,360
HCA, Inc.:
6.50%, 2/15/20		67	74,538
5.88%, 3/15/22		665	720,694
Tenet Healthcare Corp., 8.88%, 7/01/19		350	395,500

			1,622,709

Hotels, Restaurants & Leisure – 1.4%
Caesars Entertainment Operating Co., Inc., 11.25%, 6/01/17		165	177,375
Caesars Operating Escrow LLC/Caesars Escrow Corp., 9.00%, 2/15/20 (a)		300	302,250
Diamond Resorts Corp., 12.00%, 8/15/18		125	134,687
MGM Resorts International, 10.38%, 5/15/14		110	123,750
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.38%, 3/15/22 (a)		67	68,005

			806,067

Household Durables — 1.3%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (a)		80	85,500
K Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)		205	210,125
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		200	223,000
Standard Pacific Corp., 8.38%, 1/15/21		200	228,250

			746,875

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	35

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Household Products – 1.6%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
9.88%, 8/15/19	USD	500	$531,875
5.75%, 10/15/20 (a)		440	440,000

			971,875

Independent Power Producers & Energy Traders – 1.4%
Calpine Corp., 7.88%, 1/15/23 (a)		375	414,375
GenOn REMA LLC, Series B, 9.24%, 7/02/17		140	148,430
Mirant Mid Atlantic Pass-Through Trust B, 9.13%, 6/30/17		181	197,888
NRG Energy, Inc., 6.63%, 3/15/23 (a)		70	71,575

			832,268

Insurance – 0.0%
CNO Financial Group, Inc., 6.38%, 10/01/20 (a)		27	27,540

Internet Software & Services – 1.3%
ITC Deltacom, Inc., 10.50%, 4/01/16		75	80,250
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		650	710,125

			790,375

Media – 2.3%
AMC Networks, Inc., 7.75%, 7/15/21		30	33,900
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16		220	238,700
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)		150	160,500
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		500	536,250
Series B, 9.25%, 12/15/17		50	53,875
DISH DBS Corp., 5.88%, 7/15/22 (a)		110	112,750
Univision Communications, Inc., 7.88%, 11/01/20 (a)		75	80,250
WMG Acquisition Corp.:
9.50%, 6/15/16		50	54,437
11.50%, 10/01/18		55	61,875

			1,332,537

Metals & Mining – 0.5%
FMG Resources August 2006 Pty Ltd., 6.88%, 4/01/22 (a)		125	114,375
Novelis, Inc., 8.75%, 12/15/20		150	166,125

			280,500

Oil, Gas & Consumable Fuels – 3.1%
Denbury Resources, Inc., 8.25%, 2/15/20		15	16,913
Drill Rigs Holdings, Inc., 6.50%, 10/01/17 (a)		35	34,781
Energy Transfer Equity LP, 7.50%, 10/15/20		125	141,875
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19 (a)		250	248,750
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.50%, 2/15/23		30	31,425
MEG Energy Corp.:
6.50%, 3/15/21 (a)		145	155,150
6.38%, 1/30/23 (a)		40	42,700
Offshore Group Investment Ltd., 11.50%, 8/01/15		240	265,200
PDC Energy, Inc., 7.75%, 10/15/22 (a)		45	45,000
Peabody Energy Corp., 6.25%, 11/15/21 (a)		250	248,750
Range Resources Corp., 7.25%, 5/01/18		160	169,200
Sabine Pass LNG LP, 7.50%, 11/30/16		225	243,000
SandRidge Energy, Inc.:
7.50%, 3/15/21 (a)		35	36,050
7.50%, 2/15/23 (a)		65	66,950
Tesoro Corp., 5.38%, 10/01/22		70	72,100

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (a)	USD	16	$16,400

			1,834,244

Paper & Forest Products – 0.3%
Clearwater Paper Corp., 7.13%, 11/01/18		150	163,125

Pharmaceuticals – 0.2%
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18 (a)		33	33,495
Valeant Pharmaceuticals International, 6.38%, 10/15/20 (a)		105	107,100

			140,595

Real Estate Investment Trusts (REITs) – 0.2%
Felcor Lodging LP, 6.75%, 6/01/19		110	117,975

Real Estate Management & Development – 1.4%
Realogy Corp.:
7.88%, 2/15/19 (a)		334	350,700
7.63%, 1/15/20 (a)		450	496,125

			846,825

Road & Rail – 0.1%
Florida East Coast Railway Corp., 8.13%, 2/01/17		50	52,625

Software – 1.5%
First Data Corp.:
7.38%, 6/15/19 (a)		565	582,656
6.75%, 11/01/20 (a)		105	104,344
8.25%, 1/15/21 (a)		125	124,687
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		95	98,087

			909,774

Specialty Retail – 0.5%
Claire’s Stores, Inc., 9.00%, 3/15/19 (a)		139	144,213
Michaels Stores, Inc., 7.75%, 11/01/18 (a)		28	29,960
Party City Holdings, Inc., 8.88%, 8/01/20 (a)		51	54,315
Penske Automotive Group, Inc., 5.75%, 10/01/22 (a)		60	61,500

			289,988

Trading Companies & Distributors – 0.7%
UR Merger Sub Corp.:
5.75%, 7/15/18 (a)		125	132,031
7.63%, 4/15/22 (a)		250	273,750

			405,781

Wireless Telecommunication Services – 1.9%
Cricket Communications, Inc., 7.75%, 5/15/16		282	297,510
MetroPCS Wireless, Inc., 7.88%, 9/01/18		18	19,440
SBA Telecommunications, Inc., 5.75%, 7/15/20 (a)		28	29,400
Sprint Nextel Corp., 9.00%, 11/15/18 (a)		650	780,000

			1,126,350

Total Corporate Bonds – 34.6%			20,417,221

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value

Advertising – 0.2%
Affinion Group, Inc., Tranche B Term Loan, 5.00%, 7/16/15	USD	100	$91,105

Aerospace & Defense – 0.8%
Sequa Corp., Term Loan, 3.69% - 3.72%, 12/03/14		375	373,500
TransDigm, Inc., Tranche B-1 Term Loan, 4.00%, 2/14/17		10	10,018
Wesco Aircraft Hardware Corp., Tranche B Term Loan, 4.25%, 4/07/17		110	110,112

			493,630

Airlines – 0.7%
AWAS Finance Luxembourg S.à r.l., Loan, 5.25%, 6/10/16		244	247,544
Delta Air Lines, Inc., Term Loan 2011, 5.50%, 4/20/17		150	150,229
US Airways Group, Inc., Loan, 2.72%, 3/21/14		10	9,775

			407,548

Auto Components – 0.9%
Federal-Mogul Corp., Tranche B Term Loan, 2.16% - 2.17%, 12/29/14		249	242,444
The Goodyear Tire & Rubber Co., Loan (Second Lien), 4.75%, 4/30/19		250	252,187
Navistar, Inc., Tranche B Term Loan, 7.00%, 8/17/17		14	14,029

			508,660

Automobiles – 0.5%
KAR Auction Services, Inc., Term Loan, 5.00%, 5/19/17		275	275,458

Biotechnology – 0.6%
Alkermes, Inc., Term Loan B, 4.50%, 9/05/19		60	60,225
Grifols, Inc., New U.S. Tranche B Term Loan, 4.50%, 6/01/17		299	300,707

			360,932

Building Products – 2.0%
Armstrong World Industries, Inc., Term Loan B-1, 4.00%, 3/10/18		199	199,785
CPG International, Inc., Term Loan B, 6.25%, 9/21/19		290	290,090
Goodman Global, Inc., Initial Term Loan (First Lien), 5.75%, 10/28/16		500	500,000
Hupah Finance, Inc., Initial Term Loan, 6.27%, 1/21/19		199	202,242

			1,192,117

Capital Markets – 0.2%
American Capital Ltd. (FKA American Capital Strategies Ltd.), Loans, 5.50%, 8/22/16		125	125,000

Chemicals – 1.9%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		379	377,626
Ineos U.S. Finance LLC, Cash Dollar Term Loan, 6.50%, 5/04/18		100	100,697
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term Loan (First Lien), 3.97%, 7/30/14		330	328,433
Trinseo Materials Operating S.C.A. (FKA Styron S.à r.l.), Term Loan, 8.00%, 8/02/17		112	107,428
Univar, Inc., Term B Loan, 5.00%, 6/30/17		180	178,522

			1,092,706

Commercial Services & Supplies – 2.9%
ACCO Brands Corp., Term B Loan, 4.25%, 5/01/19		250	251,250

Floating Rate Loan Interests (b)	Par (000)		Value

Commercial Services & Supplies (concluded)
Altegrity, Inc. (FKA U.S. Investigations Services, Inc.):
Term Loan, 2.97%, 2/21/15	USD	135	$126,113
Tranche D Term Loan, 7.75%, 2/21/15		175	174,051
Ceridian Corp., Extended US Term Loan, 5.98%, 5/09/17		75	75,266
Intelligrated, Inc., Term Loan (First Lien 2012), 6.75%, 7/30/18		100	100,625
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/15/18		464	457,589
Nexeo Solutions LLC, Initial Loans, 5.00%, 9/08/17		199	196,916
Tomkins LLC/Tomkins, Inc. (FKA Pinafore LLC/Pinafore, Inc.), Term B-1 Loan, 4.25%, 9/29/16		324	324,849

			1,706,659

Communications Equipment – 0.4%
Commscope, Inc., Tranche 1 Term Loan, 4.25%, 1/14/18		249	250,035

Consumer Finance – 0.8%
Trans Union LLC, Replacement Term Loan, 5.50%, 2/10/18		449	453,722

Diversified Consumer Services – 0.9%
The ServiceMaster Co.:
Delayed Draw Term Loan, 2.72%, 7/24/14		39	39,158
Tranche A Term Loan, 2.73%, 7/24/14		396	394,231
Weight Watchers International, Inc., Term F Loan, 4.00%, 3/15/19		125	125,130

			558,519

Diversified Financial Services – 2.9%
Delos Aircraft, Inc., Term Loan, 4.75%, 4/12/16		225	227,531
GMACM Borrower LLC (RFC Borrower LLC), Term A-1 Loan, 5.00%, 11/18/13		275	275,687
Nuveen Investments, Inc., Extended First Lien Term Loan, 5.86% - 5.95%, 5/13/17		400	396,752
Reynolds Group Holdings, Inc., Term Loan D, 4.75%, 9/18/18		350	351,123
Springleaf Financial Funding Co. (FKA American General Finance Corp.), Initial Loan, 5.50%, 5/10/17		450	440,213

			1,691,306

Diversified Telecommunication Services – 5.4%
Avaya, Inc., Term B-1 Loan, 3.18%, 10/24/14		125	120,907
Bresnan Broadband Holdings LLC, Term B Loan, 4.50%, 12/14/17		299	300,361
Hawaiian Telcom Communications, Inc., Term B Loan, 7.00%, 2/28/17		175	177,079
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		873	873,340
Level 3 Financing, Inc.:
Term Loan B II, 4.75%, 8/01/19		715	715,000
Tranche B II Term Loan, 5.75%, 9/01/18		715	714,700
West Corp., Term B-6 Loan, 5.75%, 6/30/18		279	282,674

			3,184,061

Food & Staples Retailing – 1.1%
BJ’s Wholesale Club, Inc.:
Term Loan B, 5.75%, 9/29/18		135	135,506
Term Loan C, 9.75%, 3/29/19		80	80,760
Dunkin’ Brands, Inc., Term B-2 Loan, 4.00% - 5.25%, 11/23/17		314	313,467

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	37

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value

Food & Staples Retailing (concluded)
U.S. Foods, Inc. (AKA U.S. Foodservice, Inc.), Extended Term Loan, 5.75%, 3/31/17	USD	147	$144,814

			674,547

Food Products – 1.4%
Del Monte Foods Co., Initial Term Loan, 4.50%, 3/08/18		225	224,597
Dole Food Co., Inc., Tranche B-2 Term Loan, 5.00% - 6.00%, 7/08/18		134	134,388
Pinnacle Foods Finance LLC, Tranche E Term Loan, 4.75%, 10/17/18		199	199,499
Solvest Ltd. (Dole), Tranche C-2 Term Loan, 5.00% - 6.00%, 7/08/18		240	240,484

			798,968

Health Care Equipment & Supplies – 4.8%
Bausch & Lomb, Inc., Parent Term Loan, 5.25%, 5/17/19		449	453,458
Biomet, Inc., Dollar Term B-1 Loan, 3.97%, 7/25/17		135	135,062
BSN Medical, Inc. (FKA Boston Luxembourg III S.à r.l.), Facility B1, 1.90% - 6.00%, 8/28/19		180	180,900
ConvaTec, Inc., Dollar Term Loan, 5.00%, 12/22/16		250	250,273
DJO Finance LLC (ReAble Therapeutics Finance LLC), Tranche B-2 Term Loan (Extended), 5.22%, 11/01/16		499	498,796
Hologic, Inc., Tranche B Term Loan, 4.50%, 8/01/19		460	465,368
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-1 Loan, 5.75%, 8/19/18		424	428,177
Kinetic Concepts, Inc., Dollar Term B-1 Loan, 7.00%, 5/04/18		399	404,066

			2,816,100

Health Care Providers & Services – 3.4%
DaVita, Inc.: Term Loan B2, 4.00%, 8/19/19		135	135,096
Tranche B Term Loan, 4.50%, 10/20/16		250	250,703
Emdeon, Inc., Term B-1 Loan, 5.00%, 11/02/18		374	375,930
Emergency Medical Services Corp., Initial Term Loan, 5.25%, 5/25/18		287	289,008
HCA, Inc., Tranche B-2 Term Loan, 3.61%, 3/31/17		300	300,282
Health Management Associates, Inc., Term B Loan, 4.50%, 11/16/18		175	175,746
Iasis Healthcare LLC, Term B Loan, 5.00%, 5/03/18		175	174,775
Sheridan Holdings, Inc., Initial Term Loan (First Lien), 6.00%, 6/29/18		244	246,018
Universal Health Services, Inc., Tranche B Term Loan 2011, 3.75%, 11/15/16		64	64,581

			2,012,139

Health Care Technology – 0.7%
IMS Health, Inc., Tranche B Dollar Term Loan (2011), 4.50%, 8/26/17		274	275,441
MedAssets, Inc., Term Loan, 5.25%, 11/16/16		132	132,416

			407,857

Hotels, Restaurants & Leisure – 3.9%
Academy Ltd., Initial Term Loan, 6.00%, 8/03/18		299	299,994
Bass Pro Group LLC, Term Loan, 5.25%, 6/13/17		125	125,965
Boyd Gaming Corp., Increased Term Loan, 6.00%, 12/17/15		123	124,683

Floating Rate Loan Interests (b)	Par (000)		Value

Hotels, Restaurants & Leisure (concluded)
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.):
Term B-1 Loan, 3.22%, 1/28/15	USD	60	$58,114
Term B-2 Loan, 3.22%, 1/28/15		520	503,656
NP Opco LLC, Term Loan B, 5.50%, 9/15/19		185	185,289
Pilot Travel Centers LLC, First Amendment Tranche B Term Loan, 4.25%, 8/07/19		50	50,313
SeaWorld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term B Loan, 4.00%, 8/17/17		363	363,827
Six Flags Theme Parks, Inc., Tranche B Term Loan, 4.25%, 12/20/18		225	225,963
Wendy’s International, Inc., Term Loan B, 4.75%, 5/15/19		375	377,580

			2,315,384

Independent Power Producers & Energy Traders – 1.3%
The AES Corp., Initial Term Loan, 4.25%, 6/01/18		224	225,458
Calpine Corp., Term Loan, 4.50%, 4/01/18		145	144,769
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 8/05/16		399	416,700

			786,927

Insurance – 0.9%
Asurion LLC (FKA Asurion Corp.), Term Loan (First Lien), 5.50%, 5/24/18		300	301,689
CNO Financial Group, Inc.:
Term Loan B, 5.00%, 9/28/16		95	95,237
Term Loan C, 0.00%, 9/28/18		125	125,187

			522,113

Internet Software & Services – 0.5%
Zayo Group LLC/Zayo Capital, Inc., Term Loan, 7.13%, 7/02/19		299	301,683

IT Services – 0.6%
Booz Allen Hamilton, Inc., Initial Tranche B Term Loan, 4.50%, 7/31/19		200	200,834
Neustar, Inc., Term Advance, 5.00%, 11/08/18		150	150,433

			351,267

Leisure Equipment & Products – 0.4%
FGI Operating Co. LLC, Term B Loan, 5.50%, 4/19/19		240	241,008

Life Sciences Tools & Services – 0.9%
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), Term Loan, 6.25%, 12/05/18		499	502,983

Machinery – 1.7%
Rexnord LLC/RBS Global, Inc., Term B Loan, 5.00%, 4/01/18		224	225,346
Schaeffler AG:
Facility C2 (USD), 6.00%, 1/27/17		150	151,407
Term Loan B, 0.00%, 1/27/15	EUR	55	68,647
Sensata Technology BV/Sensata Technology Finance Co. LLC, Term Loan, 4.00%, 5/12/18	USD	125	125,152
Terex Corp., U.S. Term Loan, 5.50%, 4/28/17		199	200,183
Wabash National, Initial Term Loan, 6.00% - 7.00%, 5/08/19		199	201,494

			972,229

Media – 4.3%
Alpha Topco Ltd. (Formula One), Facility B (USD), 5.75%, 4/28/17		150	150,933
Charter Communications Operating LLC, Term D Loan, 4.00%, 5/15/19		249	250,256

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value

Media (concluded)
Cumulus Media Holdings, Inc., Term Loan (First Lien), 5.75%, 9/17/18	USD	199	$200,224
FoxCo Acquisition Sub, LLC, Term Loan B, 5.50%, 7/31/17		160	160,949
Gray Television, Inc., Term Loan B, 3.74%, 12/31/14		175	174,160
Kabel Deutschland GmbH, Facility F, 4.25%, 2/01/19		200	200,334
MTL Publishing LLC (EMI Music Publishing Group North America Holdings, Inc.), Term B Loan, 5.50%, 6/29/18		249	252,056
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		250	250,418
Nielsen Finance LLC, Class B Dollar Term Loan, 3.98%, 5/02/16		249	250,297
TWCC Holding Corp., Term Loan, 4.25%, 2/13/17		250	251,250
Univision Communications, Inc., Extended First Lien Term Loan, 4.47%, 3/31/17		260	256,445
WideOpenWest Finance LLC, Term Loan, 6.25%, 7/17/18		160	160,757

			2,558,079

Metals & Mining – 1.2%
Constellium Holdco BV, Initial Term Loan, 9.25%, 5/25/18		150	147,007
Novelis, Inc., Term Loan, 4.00%, 3/10/17		254	254,162
Walter Energy, Inc. (FKA Walter Industries, Inc.), B Term Loan, 4.00%, 4/02/18		300	298,314

			699,483

Oil, Gas & Consumable Fuels – 2.7%
Chesapeake Energy Corp., Loan, 8.50%, 12/02/17		425	426,084
EP Energy LLC (FKA Everest Acquisition LLC), Tranche B-1 Loan, 5.00%, 5/24/18		175	176,313
Gibson Energy ULC, Tranche B Term Loan, 4.75%, 6/15/18		324	327,427
MEG Energy Corp., Initial Term Loan, 4.00%, 3/18/18		249	250,071
Samson Resources Corp., Term Loan B, 6.00%, 9/25/18		65	65,352
Tervita Corp. (FKA CCS Corp.), Term Loan, 3.22%, 11/14/14		374	369,343

			1,614,590

Personal Products – 0.5%
NBTY, Inc., Term B-1 Loan, 4.25%, 10/01/17		150	150,396
Prestige Brands, Inc., Term B Loan, 5.25%, 1/31/19		168	169,209

			319,605

Pharmaceuticals – 3.7%
Aptalis Pharma, Inc. (FKA Axcan Intermediate Holdings, Inc.), Term B-1 Loan, 5.50%, 2/10/17		404	403,592
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term B-3 Loan, 6.75%, 5/15/18		224	217,138
Par Pharmaceutical Cos., Inc., Term Loan B, 5.00%, 8/02/19		425	424,044
Quintiles Transnational Corp., Term B Loan, 5.00%, 6/08/18		324	325,314
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 4.75%, 9/12/19		175	174,125
Tranche B Term Loan, 4.75%, 2/13/19		324	324,996
Warner Chilcott Co. LLC, Term B-2 Loan, 4.25%, 3/15/18		58	58,317

Floating Rate Loan Interests (b)	Par (000)		Value

Pharmaceuticals (concluded)
Warner Chilcott Corp.:
Term B-1 Loan, 4.25%, 3/15/18	USD	117	$116,634
Term Loan B1, 3.68%, 3/15/18		44	44,293
WC Luxco S.à r.l. (Warner Chilcott), Term B-3 Loan, 4.25%, 3/15/18		80	80,186

			2,168,639

Professional Services – 0.1%
On Assignment, Inc., Initial Term B Loan, 5.00%, 5/15/19		69	68,992

Real Estate Management & Development – 0.5%
Realogy Corp.:
Extended First Lien Term Loan, 4.48%, 10/10/16		288	283,550
Extended Synthetic Commitment, 0.07% - 4.40%, 10/10/16		22	22,142

			305,692

Road & Rail – 0.3%
RailAmerica, Inc., Initial Loan, 4.00%, 3/01/19		175	174,561

Semiconductors & Semiconductor Equipment – 0.6%
Freescale Semiconductor, Inc., Tranche B-1 Term Loan, 4.48%, 12/01/16		175	170,735
NXP BV/NXP Funding LLC, Tranche B Loan, 5.25%, 3/19/19		180	181,682

			352,417

Software – 3.5%
First Data Corp.:
2018 Dollar Term Loan, 4.22%, 3/26/18		225	213,655
Non Extending B-1 Term Loan, 2.97%, 9/24/14		6	5,528
Term Loan B-3, 5.39%, 9/30/18		230	225,591
Infor US, Inc. (FKA Lawson Software, Inc.), Term Loan B2, 5.25%, 4/05/18		623	624,996
Interactive Data Corp., Term B Loan, 4.50%, 2/11/18		425	426,947
Sabre, Inc., Non-Extended Initial Term Loan, 2.22%, 9/30/14		24	23,498
Sophia LP, Initial Term Loan, 6.25%, 7/19/18		270	273,371
SS&C Technologies, Inc.,/Sunshine Acquisition II, Inc.:
Funded Term B-1 Loan, 5.00%, 6/07/19		266	268,449
Funded Term B-2 Loan, 5.00%, 6/07/19		28	27,771

			2,089,806

Specialty Retail – 4.7%
General Nutrition Centers, Inc., Tranche B Term Loan, 5.25%, 3/02/18		330	329,576
The Gymboree Corp., Term Loan, 5.00%, 2/23/18		100	97,359
Harbor Freight Tools USA, Inc./Central Purchasing LLC, Initial Loan, 5.50%, 11/14/17		250	250,885
HD Supply, Inc., Term Loan, 7.25%, 10/12/17		505	520,403
J. Crew Group, Inc., Loan, 4.75%, 3/07/18		55	54,665
Jo-Ann Stores, Inc., Loan, 4.75%, 3/16/18		175	174,549
Michaels Stores, Inc., B-2 Term Loan, 4.88% - 4.94%, 7/31/16		380	383,120
The Neiman Marcus Group, Inc., Term Loan, 4.75%, 5/16/18		135	135,614
Party City Holdings, Inc., Term Loan, 5.75%, 7/27/19		275	278,231
PETCO Animal Supplies, Inc., New Loan, 4.50%, 11/24/17		325	326,017

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	39

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value

Specialty Retail (concluded)
The Yankee Candle Co., Inc., Initial Term Loan, 5.25%, 4/02/19	USD	224	$226,175

			2,776,594

Textiles, Apparel & Luxury Goods – 0.3%
Burlington Coat Factory Warehouse Corp., Term B-1 Loan, 5.50%, 2/23/17		150	151,383

Wireless Telecommunication Services – 0.6%
MetroPCS Wireless, Inc., Tranche B-3 Term Loan, 4.00%, 3/19/18		175	174,392
WaveDivision Holdings LLC, Term Loan B, 5.50%, 8/09/19		150	151,590

			325,982

Total Floating Rate Loan Interests – 65.7%			38,700,486

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations – 1.7%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A21, 5.87%, 3/25/37 (b)		70	68,478
Banc of America Funding Corp., Series 2005-H, Class 2A1, 2.95%, 11/20/35 (b)		516	407,673

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Collateralized Mortgage Obligations (concluded)
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 14A1, 5.26%, 11/25/34 (b)	USD 559	$522,641

Total Non-Agency Mortgage-Backed Securities –1.7%		998,792

Total Long-Term Investments (Cost – $59,386,393) – 102.0%		60,116,499

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (c)(d)	5,192,327	5,192,327

Total Short-Term Securities (Cost – $5,192,327) – 8.8%		5,192,327

Total Investments (Cost – $64,578,720) – 110.8%		65,308,826
Liabilities in Excess of Other Assets – (10.8)%		(6,390,342)

Net Assets – 100.0%		$58,918,484

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Shares Purchased		Shares Sold	Shares Held at September 30, 2012	Value at September 30, 2012	Income	Realized Loss

BlackRock Liquidity Funds, TempFund, Institutional Class	176,263	5,016,064	[1]	–	5,192,327	$5,192,327	$12,858	–
iShares JPMorgan USD Emerging Markets Bond Fund	5,000	–		(5,000)	–	–	$2,203	$(15,052)

1Represents net shares purchased.

(d)	Represents the current yield as of report date.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Foreign currency exchange contracts as of September 30, 2012 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation

EUR10,000	USD12,947	Deutsche Bank AG	10/22/12	$(94)
USD346,345	EUR282,500	Citigroup, Inc.	10/22/12	(16,771)

Total				$(16,865)

—

Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Corporate Bonds	–	$20,417,221	–	$20,417,221
Floating Rate Loan Interests	–	36,773,067	$ 1,927,419	38,700,486
Non-Agency Mortgage-Backed Securities	–	998,792	–	998,792
Short-Term Securities	$ 5,192,327	–	–	5,192,327

Total	$ 5,192,327	$58,189,080	$ 1,927,419	$65,308,826

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Liabilities:
Foreign currency exchange contracts	–	$(16,865)	–	$(16,865)

Total	–	$(16,865)	–	$(16,865)

[1]	Derivative financial instruments are foreign currency exchange contracts. Foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$37,841	–	–	$37,841
Foreign currency at value	3,232	–	–	3,232

Total	$41,073	–	–	$41,073

There were no transfers between Level 1 and Level 2 during the year ended September 30, 2012.

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Collateralized Debt Obligations	Floating Rate Loan Interests	U.S. Government Sponsored Agency Securities	Total

Assets:
Opening Balance, as of September 30, 2011	$1,225,502	$395,000	–	$ 287,900	$1,908,402
Transfers into Level 3[2]	–	–	–	–	–
Transfers out of Level 3[2]	–	–	–	–	–
Accrued discounts/premiums	25	1,066	$974	–	2,065
Net realized gain (loss)	4,526	(47,939)	38	(50,476)	(93,851)
Net change in unrealized appreciation/depreciation[3]	(418)	49,373	6,568	48,660	104,183
Purchases	–	–	1,925,326	(8,466)	1,916,860
Sales	(1,229,635)	(397,500)	(5,487)	(277,618)	(1,910,240)

Closing Balance, as of September 30, 2012	–	–	$1,927,419	–	$1,927,419

[2]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.
[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of September 30, 2012 was $6,568.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	41

Schedule of Investments (concluded)	BlackRock Secured Credit Portfolio

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Credit Contracts
	Assets	Liabilities	Total

Opening Balance, as of September 30, 2011	$405	–	$405
Transfers into Level 3[4]	–	–	–
Transfers out of Level 3[4]	–	–	–
Accrued discounts/premiums	–	–	–
Net realized gain (loss)	2,260	–	2,260
Net change in unrealized appreciation/depreciation[5]	(405)	–	(405)
Purchases	–	–	–
Issues[6]	–	–	–
Sales	(2,260)	–	(2,260)
Settlements[7]	–	–	–

Closing Balance, as of September 30, 2012	–	–	–

[4]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.
[5]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on swaps still held as of September 30, 2012 was $0.

[6]	Issues represent upfront cash received on certain derivative financial instruments.
[7]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments September 30, 2012	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

Conseco Financial Corp., Series 1997-5, Class A7, 7.13%, 5/15/29 (a)	USD	349	$378,095
Fannie Mae REMIC Trust, Series 1996-W1, Class AL, 7.25%, 3/25/26 (a)		89	98,978
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.55%, 10/25/16 (a)		1,917	1,930,479
Series 2008-5, Class A3, 1.75%, 1/25/18 (a)		1,130	1,156,808
Series 2008-5, Class A4, 2.15%, 7/25/23 (a)		3,040	3,204,695
U.S. Small Business Administration, Series 2003-10A, Class 1, 4.63%, 3/10/13		306	311,027

Total Asset-Backed Securities – 0.6%			7,080,082

Corporate Bonds

Oil, Gas & Consumable Fuels – 0.1%
ENSCO Offshore Co., 6.36%, 12/01/15		811	875,657

Non-Agency Mortgage-Backed Securities

Interest Only Commercial Mortgage-Backed Securities – 0.0%
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.35%, 5/25/36 (a)(b)		4,519	80,064

Project Loans – 0.0%

Federal Housing Authority, USGI Project, Series 56, 7.46%, 1/01/23		84	82,310

U.S. Government Sponsored Agency Securities

Agency Obligations – 4.4%
Fannie Mae:
1.75%, 5/07/13		2,665	2,688,788
1.83%, 10/09/19 (c)(d)		4,400	3,870,583
4.13%, 4/15/14		2,400	2,542,231
6.63%, 11/15/30 (c)(e)		3,900	5,984,589
Federal Home Loan Bank:
3.63%, 10/18/13 (c)		10,750	11,131,012
4.00%, 9/06/13 (c)		9,100	9,421,949
Freddie Mac:
2.50%, 4/23/14		1,650	1,708,123
3.75%, 3/27/19		3,300	3,845,658
4.38%, 7/17/15		6,100	6,774,221
4.88%, 6/13/18		3,300	4,018,169
Small Business Administration Participation Certificates:
Series 1996-20H, 7.25%, 8/01/16		201	214,885
Series 1996-20J, 7.20%, 10/01/16		220	234,806
U.S. Small Business Administration, Series 1998-20J, Class 1, 5.50%, 10/01/18		559	604,529

			53,039,543

Collateralized Mortgage Obligations – 5.9%
Fannie Mae, Series 2002-T6, Class A1, 3.31%, 2/25/32		239	247,855
Freddie Mac, Series K013, Class A2, 3.97%, 1/25/21 (a)		25,020	28,894,147

U.S. Government Sponsored Agency Securities	Par (000)			Value

Collateralized Mortgage Obligations (concluded)
Ginnie Mae:
Series 2005-9, Class Z, 4.65%, 1/16/45 (a)	USD	7,109		$7,893,400
Series 2005-10, Class ZB, 5.18%, 12/16/44 (a)		4,069		4,722,639
Series 2005-29, Class Z, 4.25%, 4/16/45 (a)		6,164		6,523,947
Series 2005-59, Class ZA, 4.96%, 3/16/46 (a)		12,291		14,144,138
Series 2005-67, Class Z, 4.72%, 8/16/45 (a)		7,650		8,279,012

				70,705,138

Interest Only Collateralized Mortgage Obligations – 1.0%
Fannie Mae:
Series 2011-66, Class SA, 6.38%, 11/25/39 (a)		4,505		419,506
Series 2011-127, Class PS, 6.43%, 8/25/41 (a)		15,429		2,424,993
Series 2012-88, Class SB, 6.45%, 7/25/42 (a)		21,021		4,051,764
Freddie Mac, Series 3919, Class QS, 6.48%, 8/15/30 (a)		10,004		1,836,376
Ginnie Mae:
Series 2004-10, 0.40%, 1/16/44 (a)		27,238		192,705
Series 2004-77, 0.44%, 9/16/44 (a)		62,954		677,637
Series 2005-9, 0.45%, 1/16/45 (a)		44,815		907,465
Series 2005-50, 0.69%, 6/16/45 (a)		17,216		423,541
Series 2006-30, 0.41%, 5/16/46 (a)		24,154		761,011

				11,694,998

Mortgage-Backed Securities – 144.6%
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/27-10/01/42 (f)		125,900		132,133,938
3.00%, 10/01/27-10/01/42 (f)		281,200		297,000,407
3.05%, 3/01/41 (a)		1,577		1,654,803
3.15%, 3/01/41 (a)		2,052		2,150,112
3.30%, 12/01/40 (a)		2,552		2,705,911
3.33%, 6/01/41 (a)		3,671		3,890,188
3.48%, 9/01/41 (a)		2,657		2,813,382
3.50%, 1/01/27-10/01/42 (f)		102,433		109,878,226
4.00%, 2/01/25-10/01/42 (f)		150,829		162,608,895
4.50%, 2/01/25-10/01/42 (f)		287,919		311,849,513
5.00%, 9/01/33-10/01/42 (f)		154,653		168,741,900
5.50%, 9/01/34-10/01/42 (f)		57,470		63,281,123
6.00%, 5/01/33-10/01/42 (f)		134,897		149,213,562
6.50%, 5/01/40		13,552		15,442,956
Freddie Mac Mortgage-Backed Securities:
2.92%, 6/01/42 (a)		1,932		2,040,900
3.02%, 2/01/41 (a)		2,643		2,774,442
3.50%, 10/01/27-10/01/42 (f)		17,800		19,006,063
4.00%, 10/01/27-10/01/42 (f)		41,000		43,971,250
4.50%, 10/01/42 (f)		69,800		75,035,000
5.00%, 10/01/36-5/01/39		21,598		23,491,974
5.50%, 4/01/38-1/01/40		15,076		16,441,790
13.00%, 4/01/14		– (g	)	42

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	43

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)			Value

Mortgage-Backed Securities (concluded)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 9/15/35	USD	98		$97,951
3.50%, 9/20/42-10/15/42 (f)		24,600		26,922,481
4.00%, 9/15/40-8/15/42		23,179		25,564,040
4.50%, 1/20/40-10/15/42 (f)		42,154		46,674,558
5.00%, 10/20/39-10/15/42 (f)		23,461		25,960,488
7.00%, 6/15/23-3/15/24		– (g	)	452

				1,731,346,347

Total U.S. Government Sponsored Agency Securities – 155.9%				1,866,786,026

U.S. Treasury Obligations

U.S. Treasury Bonds:
3.00%, 5/15/42		5		5,184
2.75%, 8/15/42		54,650		53,744,887
U.S. Treasury Inflation Indexed Bonds, 2.13%, 2/15/41		2,265		3,327,410
U.S. Treasury Inflation Indexed Notes, 0.13%, 4/15/17-7/15/22		8,125		8,797,011
U.S. Treasury Notes:
0.25%, 8/31/14-9/15/15		270,983		270,820,547
0.88%, 2/28/17		5		5,077
0.63%, 8/31/17-9/30/17		119,673		119,732,207
1.00%, 8/31/19		70,555		70,378,614
1.63%, 8/15/22		25,381		25,353,233

Total U.S. Treasury Obligations – 46.1%				552,164,170

Total Long-Term Investments
(Cost – $2,406,419,527) – 202.7%				2,427,068,309

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (h)(i)		43,682,788		43,682,788

Total Short-Term Securities
(Cost – $43,682,788) – 3.6%				43,682,788

Options Purchased	Notional Amount (000)

Over-the-Counter Barrier Options – 0.0%
GBP Currency Put/USD Currency Call, Strike Price USD 1.62, Barrier Price USD 1.58, Expires 10/17/12, Broker BNP Paribas SA		GBP 1,743		10,415
USD Currency Put/BRL Currency Call, Strike Price BRL 2.05, Barrier Price BRL 2.01, Expires 10/09/12, Broker Barclays Plc		USD 2,491		11,581
USD Currency, Barrier Price CAD 1.01, Expires 12/17/12, Broker BNP Paribas SA		56		26,290
USD Currency, Barrier Price Range BRL 1.98-BRL 2.07, Expires 1/23/13, Broker BNP Paribas SA		798		50,349

				98,635

Over-the-Counter Interest Rate Call Swaptions – 0.0%
Receive a fixed rate of 1.07% and pay a floating rate based on 3-month LIBOR, Expires 7/25/13, Broker Deutsche Bank AG		33,900		326,593
Receive a fixed rate of 1.16% and pay a floating rate based on 3-month LIBOR, Expires 7/11/13, Broker Citigroup, Inc.		2,100		26,730

Options Purchased	Notional Amount (000)		Value

Over-the-Counter Interest Rate Call Swaptions (concluded)
Receive a fixed rate of 1.55% and pay a floating rate based on 3-month LIBOR, Expires 12/14/12, Broker JPMorgan Chase & Co.	USD	7,000	$30,811
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, Expires 11/09/12, Broker Bank of America Corp.		7,500	20,740
Receive a fixed rate of 2.68% and pay a floating rate based on 3-month LIBOR, Expires 3/11/13, Broker Citigroup, Inc.		3,300	168,802

			573,676

Over-the-Counter Interest Rate Put Swaptions – 0.1%
Pay a fixed rate of 1.07% and receive a floating rate based on 3-month LIBOR, Expires 7/25/13, Broker Deutsche Bank AG		33,900	290,201
Pay a fixed rate of 1.16% and receive a floating rate based on 3-month LIBOR, Expires 7/11/13, Broker Citigroup, Inc.		2,100	13,772
Pay a fixed rate of 2.13% and receive a floating rate based on 3-month LIBOR, Expires 3/21/13, Broker Deutsche Bank AG		57,600	9,544
Pay a fixed rate of 2.13% and receive a floating rate based on 3-month LIBOR, Expires 3/21/13, Broker Deutsche Bank AG		19,900	3,298
Pay a fixed rate of 2.30% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Citigroup, Inc.		17,400	12,358
Pay a fixed rate of 2.68% and receive a floating rate based on 3-month LIBOR, Expires 3/11/13, Broker Citigroup, Inc.		3,300	153,986
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 3/20/17, Broker Deutsche Bank AG		7,000	171,718

			654,877

Total Options Purchased
(Cost – $2,954,754) – 0.1%			1,327,188

Total Investments Before TBA Sale Commitments and Options Written
(Cost – $2,453,057,069) – 206.4%			2,472,078,285

TBA Sale Commitments (f)	Par (000)

Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/27		110,700	(116,306,140)
3.00%, 10/01/27-10/01/42		217,600	(229,844,860)
3.50%, 10/01/27-10/01/42		69,200	(74,029,156)
4.00%, 10/01/27-10/01/42		107,170	(115,387,497)
4.50%, 10/01/27-10/01/42		250,300	(270,838,157)
5.00%, 10/01/42		133,200	(145,156,782)
5.50%, 10/01/42		27,000	(29,598,750)
6.00%, 10/01/42		105,600	(116,565,250)
Freddie Mac Mortgage-Backed Securities:
4.00%, 10/01/42		17,600	(18,914,500)
4.50%, 10/01/42		34,900	(37,528,406)

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

TBA Sale Commitments (f)	Par (000)		Value

Ginnie Mae Mortgage-Backed Securities:
3.50%, 10/15/42	USD	10,800	$(11,805,750)
4.00%, 10/15/42		2,100	(2,312,403)
4.50%, 10/15/42		2,900	(3,182,750)

Total TBA Sale Commitments
(Proceeds – $1,167,629,444) – (97.8)%			(1,171,470,401)

Options Written	Notional Amount (000)

Over-the-Counter Barrier Options – (0.0)%
USD Currency, Barrier Price CAD 1.01, Expires 11/05/12, Broker BNP Paribas SA		56	(16,720)
USD Currency, Barrier Price Range BRL 1.98-BRL 2.07, Expires 1/23/13, Broker Royal Bank of Scotland Group Plc		798	(50,349)

			(67,069)

Over-the-Counter Interest Rate Call Swaptions – (0.1)%
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/10/14, Broker Bank of America Corp.		14,300	(83,616)
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Bank of America Corp.		18,300	(107,271)
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/14/14, Broker Bank of America Corp.		14,300	(83,870)
Pay a fixed rate of 1.25% and receive a floating rate based on 3-month LIBOR, Expires 6/20/14, Broker Barclays Plc		9,700	(108,920)
Pay a fixed rate of 1.43% and receive a floating rate based on 3-month LIBOR, Expires 7/28/14, Broker Deutsche Bank AG		6,100	(95,826)
Pay a fixed rate of 2.05% and receive a floating rate based on 3-month LIBOR, Expires 4/14/14, Broker Deutsche Bank AG		7,600	(306,811)
Pay a fixed rate of 3.65% and receive a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase & Co.		3,200	(312,132)
Pay a fixed rate of 5.00% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase & Co.		2,300	(670,784)

			(1,769,230)

Over-the-Counter Interest Rate Put Swaptions – (0.1)%
Receive a fixed rate of 1.43% and pay a floating rate based on 3-month LIBOR, Expires 7/28/14, Broker Deutsche Bank AG		6,100	(104,356)
Receive a fixed rate of 1.95% and pay a floating rate based on 3-month LIBOR, Expires 7/16/14, Broker Citigroup, Inc.		11,300	(103,928)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/10/14, Broker Bank of America Corp.		14,300	(122,365)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Bank of America Corp.		18,300	(157,086)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/14/14, Broker Bank of America Corp.		14,300	(123,308)
Receive a fixed rate of 2.05% and pay a floating rate based on 3-month LIBOR, Expires 4/14/14, Broker Deutsche Bank AG		7,600	(44,124)

Options Written	Notional Amount (000)		Value

Over-the-Counter Interest Rate Put Swaptions (concluded)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, Expires 6/20/14, Broker Barclays Plc	USD	9,700	$(58,515)
Receive a fixed rate of 3.65% and pay a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase & Co.		3,200	(132,905)
Receive a fixed rate of 5.00% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase & Co.		2,300	(15)
Receive a fixed rate of 6.00% and pay a floating rate based on 3-month LIBOR, Expires 3/20/17, Broker Deutsche Bank AG		14,000	(151,767)

			(998,369)

Total Options Written
(Premiums Received – $3,154,145) – (0.2)%			(2,834,668)

Total Investments Net of TBA Sale Commitments and Options Written – 108.4%			1,297,773,216
Liabilities in Excess of Other Assets – (8.4)%			(100,298,286)

Net Assets – 100.0%			$1,197,474,930

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	All or a portion of security has been pledged as collateral in connection with swaps.
(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(e)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(f)	Represents or includes a TBA transaction. Unsettled TBA transactions as of September 30, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Bank of America Corp.	$8,245,750	$(193,359)
Barclays Plc	$(34,182,094)	$(371,111)
BNP Paribas SA	$(4,069,969)	$(44,699)
Citigroup, Inc.	$115,756,394	$1,490,702
Credit Suisse Group AG	$(64,060,316)	$(183,304)
Deutsche Bank AG	$(84,304,937)	$(4,404)
Goldman Sachs Group, Inc.	$(10,158,563)	$81,512
JPMorgan Chase & Co.	$134,296,546	$1,213,760
Morgan Stanley	$25,739,441	$139,102
Nomura Securities International, Inc.	$26,890,359	$(39,430)
Royal Bank of Scotland Group Plc	$(41,131,500)	$(454,286)
UBS AG	$8,844,688	$36,672
Wells Fargo & Co.	$5,278,219	$22,969

(g)	Par is less than $500.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	45

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

(h)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Net Activity	Shares Held at September 30, 2012	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	174,900,544	(131,217,756)	43,682,788	$34,611

(i)	Represents the current yield as of report date.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Foreign currency exchange contracts as of September 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settle- ment Date	Unrealized Apprec- iation (Deprec- iation)

BRL	526,646	USD	259,355	Citigroup, Inc.	10/02/12	$429

BRL	524,797	USD	259,176	UBS AG	10/02/12	(457)

USD	259,176	BRL	526,646	Citigroup, Inc.	10/02/12	(455)

USD	258,445	BRL	524,797	UBS AG	10/02/12	(427)

AUD	1,950,000	USD	2,014,818	Citigroup, Inc.	10/03/12	6,937

CAD	2,950,000	USD	3,020,081	Citigroup, Inc.	10/03/12	(19,694)

GBP	249,068	USD	403,830	JPMorgan Chase & Co.	10/09/12	(1,648)

USD	403,402	GBP	249,068	Goldman Sachs Group, Inc.	10/09/12	1,221

USD	201,908	GBP	124,534	UBS AG	10/09/12	817

NOK	19,355,000	SEK	22,149,862	HSBC Holdings Plc	10/17/12	6,013

SEK	22,374,670	NOK	19,355,000	BNP Paribas SA	10/17/12	28,191

EUR	862,000	USD	1,118,049	UBS AG	10/22/12	(10,063)

Total	$10,864

—	Financial futures contracts purchased as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Apprec- iation (Deprec- iation)

87	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2012	USD 19,186,219	$10,227
323	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2012	USD 40,256,399	3,128
114	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2012	USD 15,217,219	(4,732)

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Apprec- iation (Deprec- iation)

54	Australian Dollar Futures	Chicago Mercantile	December 2012	USD	5,563,620	$(31,437)
500	3-month CBA	Montreal	December 2012	USD	125,534,025	(134,862)
12	Euro Currency Futures	Chicago Mercantile	December 2012	USD	1,929,300	(3,524)

Total						$(161,200)

—	Financial futures contracts sold as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrea- lized Apprec- iation (Deprec- iation)

37	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2012	USD	5,526,875	$(14,545)
38	Ultra Treasury Bonds	Chicago Board Options	December 2012	USD	6,278,312	45,293
31	Canadian Dollar Futures	Chicago Mercantile	December 2012	USD	3,146,190	(5,653)
28	Euro Dollar Futures	Chicago Mercantile	December 2012	USD	6,977,600	(862)
12	Euro-Bund	Eurex	December 2012	USD	2,186,178	(3,655)
16	Euro-OAT French Government Bond Futures	Eurex	December 2012	USD	2,754,119	(15,996)
28	Euro Dollar Futures	Chicago Mercantile	March 2013	USD	6,977,250	(2,086)
28	Euro Dollar Futures	Chicago Mercantile	June 2013	USD	6,976,200	(162)
21	Euro Dollar Futures	Chicago Mercantile	September 2013	USD	5,231,625	(1,009)
500	3-month CBA	Montreal	December 2013	USD	125,445,021	197,679
21	Euro Dollar Futures	Chicago Mercantile	December 2013	USD	5,230,313	(1,129)
21	Euro Dollar Futures	Chicago Mercantile	March 2014	USD	5,229,262	(2,142)
21	Euro Dollar Futures	Chicago Mercantile	June 2014	USD	5,227,162	(647)
16	Euro Dollar Futures	Chicago Mercantile	September 2014	USD	3,980,600	(355)
16	Euro Dollar Futures	Chicago Mercantile	December 2014	USD	3,978,200	(602)
16	Euro Dollar Futures	Chicago Mercantile	March 2015	USD	3,976,000	(5,380)
16	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	3,973,000	(2,806)

Total						$185,943

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

—	Interest rate swaps outstanding as of September 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Exchange	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

0.49%[1]	3-month LIBOR	Chicago Mercantile	8/22/14	USD	15,400	$(35,338)

0.44%[1]	3-month LIBOR	Chicago Mercantile	8/29/14	USD	15,400	(18,214)

0.42%[1]	3-month LIBOR	Chicago Mercantile	9/04/14	USD	10,960	(9,956)

0.42%[2]	3-month LIBOR	Citigroup, Inc.	10/01/14	USD	42,100	39,545

1.39%[1]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	42,100	(1,369,584)

1.39%[1]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	18,200	(592,077)

1.39%[2]	3-month LIBOR	Royal Bank of Scotland Group Plc	6/29/17	USD	4,100	140,099

0.82%[1]	3-month LIBOR	Citigroup, Inc.	7/18/17	USD	4,000	(20,271)

1.74%[2]	3-month LIBOR	Deutsche Bank AG	3/30/18	USD	6,300	250,873

1.74%[2]	3-month LIBOR	Deutsche Bank AG	3/30/18	USD	700	27,875

1.20%[2]	3-month LIBOR	Deutsche Bank AG	8/30/18	USD	4,600	25,782

3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	25,020	(3,972,304)

3.90%[1]	3-month LIBOR	UBS AG	3/21/22	USD	6,000	(998,773)

Fixed Rate	Floating Rate	Counterparty/ Exchange	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

2.82%[1]	3-month CBA	Deutsche Bank AG	5/18/22	CAD	6,800	$(38,133)

2.86%[1]	3-month CBA	Morgan Stanley	5/23/22	CAD	6,800	(47,787)

1.81%[2]	3-month LIBOR	Citigroup, Inc.	6/22/22	USD	4,200	76,021

1.76%[1]	3-month LIBOR	Deutsche Bank AG	7/05/22	USD	4,200	(45,912)

1.94%[1]	3-month LIBOR	Deutsche Bank AG	8/22/22	USD	3,900	(95,476)

1.80%[1]	3-month LIBOR	Citigroup, Inc.	8/28/22	USD	3,900	(43,100)

1.77%[2]	3-month LIBOR	Citigroup, Inc.	8/29/22	USD	3,900	30,325

1.73%[1]	3-month LIBOR	Bank of America Corp.	9/27/22	USD	1,500	(3,907)

2.85%[1]	3-month LIBOR	Bank of America Corp.	2/09/42	USD	1,800	(102,648)

2.52%[1]	3-month LIBOR	Deutsche Bank AG	9/04/42	USD	3,200	51,303

2.69%[2]	3-month LIBOR	Citigroup, Inc.	9/17/42	USD	500	10,100

Total						$(6,741,557)

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.

—	Total return swaps outstanding as of September 30, 2012 were as follows:

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Change in Return of the Consumer Price Index for All Urban Consumers	2.18%[1]	Bank of America Corp.	10/06/21	USD	6,385	$(220,889)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Barclays Plc	1/12/40	USD	5,035	(15,086)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Citigroup, Inc.	1/12/40	USD	6,062	(49,309)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	JPMorgan Chase & Co.	1/12/40	USD	19,676	(58,678)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase & Co.	1/12/40	USD	9,350	(13,148)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Barclays Plc	1/12/41	USD	5,009	6,396

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	JPMorgan Chase & Co.	1/12/41	USD	9,416	14,714

Total						$(336,000)

1	Fund pays the total return of the reference entity and receives the fixed rate. Net payment made at termination.
2	Fund pays the total return of the reference entity and receives the floating rate.
3	Fund pays the floating rate and receives the total return of the reference entity.
—

Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation tech-niques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	47

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$7,080,082	–	$7,080,082
Corporate Bonds	–	875,657	–	875,657
Non-Agency Mortgage-Backed Securities	–	80,064	–	80,064
Project Loans	–	–	$82,310	82,310
U.S. Government Sponsored Agency Securities	–	1,866,786,026	–	1,866,786,026
U.S. Treasury Obligations	–	552,164,170	–	552,164,170
Short-Term Securities	$43,682,788	–	–	43,682,788
Liabilities:
Investments in Securities:
TBA Sale Commitments	–	(1,171,470,401)	–	(1,171,470,401)

Total	$43,682,788	$1,255,515,598	$82,310	$1,299,280,696

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$429	$141,814	–	$142,243
Interest rate contracts	256,327	1,901,586	–	2,157,913
Liabilities:
Foreign currency exchange contracts	(41,041)	(99,386)	–	(140,427)
Interest rate contracts	(190,970)	(10,297,300)	–	(10,488,270)
Other contracts	–	(220,889)	–	(220,889)

Total	$24,745	$(8,574,175)	–	$(8,549,430)

[1]

Derivative financial instruments are swaps, financial futures contracts and options. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$92,299,508	–	–	$92,299,508
Foreign currency at value	5,251	–	–	5,251
Cash pledged as collateral for financial futures contracts	736,000	–	–	736,000
Cash pledged as collateral for swap contracts	8,413,000	–	–	8,413,000
Liabilities:
Cash received as collateral for swap contracts	–	$(200,000)	–	(200,000)

Total	$101,453,759	$(200,000)	–	$101,253,759

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

There were no transfers between levels during the year ended September 30, 2012.

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Statements of Assets and Liabilities

September 30, 2012	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio
Assets
Investments at value – unaffiliated[1]	$3,517,212,190	$5,478,589,858	$267,908,070	$60,116,499	$2,428,395,497
Investments at value – affiliated[2]	24,007,600	11,001,319	11,361,420	5,192,327	43,682,788
Cash	6,191,643	–	10,413	37,841	92,299,508
Cash pledged as collateral for financial futures contracts	1,272,000	3,061,000	327,000	–	736,000
Cash pledged as collateral for swap contracts	10,938,000	5,843,000	30,000	–	8,413,000
Foreign currency at value[3]	–	879,402	1,374	3,232	5,251
Variation margin receivable	64,332	189,234	12,802	–	318,536
Investments sold receivable	460,345,924	2,600,464	1,242,351	689,640	73,999,874
TBA sale commitments receivable	1,542,978,412	–	–	–	1,167,629,444
Swap premiums paid	200,050	153,177	45,402	–	287,515
Unrealized appreciation on foreign currency exchange contracts	–	4,958,848	12,548	–	43,608
Unrealized appreciation on swaps	5,276,547	5,300,458	195,124	–	673,033
Capital shares sold receivable	7,124,719	16,846,215	198,925	65,894	3,587,147
Interest receivable	5,881,544	16,867,723	2,564,671	472,984	2,938,500
Receivable from Manager	45,814	195,293	6,574	36,740	17,632
Principal paydown receivable	33,837	–	–	–	35,717
Dividends receivable – affiliated	1,763	8,873	2,112	582	2,067
Prepaid expenses	86,186	157,115	32,355	12,566	59,057
Other assets	–	–	66,149	–	–
Total assets	5,581,660,561	5,546,651,979	284,017,290	66,628,305	3,823,124,174

Liabilities
Bank overdraft	–	531,352	–	–	–
Options written at value[4]	16,032,871	21,712,873	281,836	–	2,834,668
TBA sale commitments at value[5]	1,547,363,636	–	–	–	1,171,470,401
Reverse repurchase agreements	–	113,793,750	–	–	–
Cash received as collateral for swap contracts	1,200,000	3,100,000	–	–	200,000
Variation margin payable	–	78,985	98,450	–	130,146
Investments purchased payable	2,502,782,881	13,876,760	986,326	7,318,197	1,435,980,030
Swap premiums received	557,161	1,164,650	119,405	–	942,283
Unrealized depreciation on foreign currency exchange contracts	–	6,892,811	42,932	16,865	32,744
Unrealized depreciation on swaps	989,245	2,625,946	68,590	–	7,750,590
Interest expense payable	–	60,500	–	–	–
Income dividends payable	1,694,858	2	67,246	95,534	1,054,804
Capital shares redeemed payable	19,104,742	11,703,841	46,841	99,799	3,416,714
Investment advisory fees payable	484,460	1,021,676	68,549	–	420,189
Service and distribution fees payable	360,922	1,087,758	6,673	16,377	347,677
Other affiliates payable	117,829	272,656	25,491	81	111,463
Officer’s and Trustees’ fees payable	10,004	24,792	4,998	4,078	9,121
Other accrued expenses payable	810,692	2,347,664	126,996	158,890	948,414
Total liabilities	4,091,509,301	180,296,016	1,944,333	7,709,821	2,625,649,244
Net Assets	$1,490,151,260	$5,366,355,963	$282,072,957	$58,918,484	$1,197,474,930

Net Assets Consist of
Paid-in capital	$1,430,703,215	$4,810,944,399	$227,307,455	$56,301,613	$1,197,333,191
Undistributed (distributions in excess of) net investment income	(2,217,915)	1,951,134	1,395,271	(78,669)	(627,550)
Accumulated net realized gain (loss)	28,529,963	65,255,454	20,740,552	1,982,029	(7,687,628)
Net unrealized appreciation/depreciation	33,135,997	488,204,976	32,629,679	713,511	8,456,917
Net Assets	$1,490,151,260	$5,366,355,963	$282,072,957	$58,918,484	$1,197,474,930
[1] Investments at cost – unaffiliated	$3,478,257,396	$4,989,729,024	$234,850,767	$59,386,393	$2,409,374,281
[2] Investments at cost – affiliated	24,007,600	11,001,319	11,361,420	5,192,327	43,682,788
[3] Foreign currency at cost	–	882,724	1,357	3,126	5,205
[4] Premiums received	10,051,292	18,981,563	379,260	–	3,154,145
[5] Proceeds from TBA sale commitments	1,542,978,412	–	–	–	1,167,629,444

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	49

Statements of Assets and Liabilities (concluded)

September 30, 2012	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio
Net Asset Value
BlackRock
Net assets.	$13,349,221	$455,027,073	$195,167,096	–	–
Shares outstanding[6]	1,275,009	37,917,293	15,988,921	–	–
Net asset value	$10.47	$12.00	$12.21	–	–
Institutional
Net assets.	$622,555,884	$1,937,316,203	$61,710,918	$21,878,585	$171,180,213
Shares outstanding[6]	59,327,303	158,429,121	5,065,168	2,076,640	15,645,828
Net asset value	$10.49	$12.23	$12.18	$10.54	$10.94
Service
Net assets.	$79,210,520	$88,555,367	–	–	$5,020,590
Shares outstanding[6]	7,557,116	7,258,996	–	–	459,136
Net asset value	$10.48	$12.20	–	–	$10.93
Investor A
Net assets.	$457,536,729	$2,089,998,500	$25,194,943	$22,199,150	$742,412,594
Shares outstanding[6]	43,421,562	172,906,353	2,065,312	2,107,872	67,706,940
Net asset value	$10.54	$12.09	$12.20	$10.53	$10.97
Investor B
Net assets.	$5,777,809	$7,300,838	–	–	$5,388,401
Shares outstanding[6]	550,154	611,963	–	–	493,022
Net asset value	$10.50	$11.93	–	–	$10.93
Investor B1
Net assets.	–	–	–	–	$17,792,967
Shares outstanding[6]	–	–	–	–	1,628,462
Net asset value	–	–	–	–	$10.93
Investor C
Net assets.	$311,721,097	$788,157,982	–	$14,840,749	$101,143,981
Shares outstanding[6]	29,712,809	65,608,643	–	1,408,427	9,235,110
Net asset value	$10.49	$12.01	–	$10.54	$10.95
Investor C1
Net assets	–	–	–	–	$118,369,258
Shares outstanding[6]	–	–	–	–	10,811,855
Net asset value	–	–	–	–	$10.95
Class R
Net assets	–	–	–	–	$36,166,926
Shares outstanding[6]	–	–	–	–	3,298,903
Net asset value	–	–	–	–	$10.96

[6]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Statements of Operations

Year Ended September 30, 2012	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio
Investment Income

Interest.	$36,062,388	$91,326,625	$11,432,709	$2,533,744	$26,957,676
Dividends – unaffiliated	–	–	7,986	5,184	–
Dividends – affiliated	43,084	108,164	18,695	15,061	34,611

Total income	36,105,472	91,434,789	11,459,390	2,553,989	26,992,287

Expenses
Investment advisory.	6,914,845	17,023,079	1,342,404	282,476	6,125,050
Service and distribution – class specific	4,053,857	12,471,044	54,640	195,022	4,506,662
Transfer agent – class specific	1,379,045	6,897,652	110,446	43,846	2,273,491
Administration	855,633	2,776,983	201,361	42,371	837,506
Custodian	428,537	189,671	38,245	67,866	428,061
Administration – class specific	316,847	772,033	67,103	14,118	286,964
Registration	137,098	355,684	36,177	40,633	100,831
Professional	75,970	97,454	70,496	136,385	95,077
Printing	52,089	229,713	19,688	28,407	104,052
Officer and Trustees	43,737	110,375	24,198	19,990	46,335
Miscellaneous	101,123	234,657	47,288	85,035	134,894
Recoupment of past waived fees – class specific	459	136,190	317	–	32,207

Total expenses excluding interest expense	14,359,240	41,294,535	2,012,363	956,149	14,971,130
Interest expense[1]	207,369	83,272	6,098	83,739	17,040

Total expenses	14,566,609	41,377,807	2,018,461	1,039,888	14,988,170
Less fees waived by Manager	(1,935,785)	(5,762,134)	(574,140)	(260,624)	(931,304)
Less administration fees waived	–	–	–	(15,527)	–
Less administration fees waived – class specific	(144,772)	(370,256)	(61,635)	(14,115)	(146,851)
Less transfer agent fees waived – class specific	(13,857)	(39,318)	(957)	(1,563)	(12,279)
Less transfer agent fees reimbursed – class specific	(414,630)	(946,143)	(23,566)	(38,820)	(545,804)
Less fees paid indirectly	(201)	(493)	(3)	(10)	(224)
Less expenses reimbursed by Manager	–	–	–	(34,948)	–

Total expenses after fees waived, reimbursed and paid indirectly	12,057,364	34,259,463	1,358,160	674,281	13,351,708

Net investment income	24,048,108	57,175,326	10,101,230	1,879,708	13,640,579

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	49,400,625	124,439,789	18,861,461	1,598,099	34,808,075
Investments – affiliated	–	–	–	(15,052)	–
Capital gain distributions received from affiliated investment companies	–	3,070	–	–	–
Securities sold short	–	–	56,841	(3,983)	–
Options written	623,753	(11,863,938)	(1,133,188)	201,061	(781,180)
Financial futures contracts	(4,773,274)	(29,021,205)	9,046,259	(153,686)	(6,357,514)
Swaps	(468,120)	4,622,114	(373,720)	349,827	(5,554,386)
Foreign currency transactions	–	2,146,332	13,001	182,170	1,144,187

	44,782,984	90,326,162	26,470,654	2,158,436	23,259,182

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	(14,166,173)	186,069,131	(65,579)	1,078,386	(8,341,801)
Investments – affiliated	–	–	–	28,800	–
Options written	11,425,437	34,573,340	2,683,572	407,796	14,710,674
Financial futures contracts	(190,598)	18,150,070	(5,708,300)	(12,286)	(109,123)
Foreign currency translations	–	(523,179)	(113,274)	(197,142)	(10,196)
Swaps	(801,156)	(9,588,496)	(541,106)	(853,842)	(6,905,735)
Borrowed bond agreements	–	–	–	(73,355)	–

	(3,732,490)	228,680,866	(3,744,687)	378,357	(656,181)

Total realized and unrealized gain	41,050,494	319,007,028	22,725,967	2,536,793	22,603,001

Net Increase in Net Assets Resulting from Operations	$65,098,602	$376,182,354	$32,827,197	$4,416,501	$36,243,580

[1]	See Note 6 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	51

Statements of Changes in Net Assets

	BlackRock GNMA Portfolio		BlackRock Inflation Protected Bond Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income	$24,048,108	$26,848,514	$57,175,326	$135,371,611
Net realized gain	44,782,984	40,994,264	90,326,162	30,342,578
Net change in unrealized appreciation/depreciation	(3,732,490)	2,452,376	228,680,866	129,922,297

Net increase in net assets resulting from operations	65,098,602	70,295,154	376,182,354	295,636,486

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(820,031)	(52,844)	(7,758,074)	(14,693,548)
Institutional	(20,656,400)	(15,632,590)	(28,585,360)	(45,127,948)
Service	(2,047,911)	(1,075,059)	(1,459,613)	(2,794,525)
Investor A	(13,426,203)	(9,597,197)	(28,230,422)	(52,426,986)
Investor B	(182,372)	(187,808)	(105,133)	(269,307)
Investor C	(8,170,710)	(6,322,839)	(10,292,553)	(19,546,813)
Net realized gain:
BlackRock	(121,449)	(34,487)	(1,848,397)	(11,424,800)
Institutional	(5,841,341)	(18,234,620)	(6,535,363)	(32,816,410)
Service	(564,091)	(1,337,050)	(371,577)	(2,228,150)
Investor A	(4,035,155)	(12,709,406)	(7,865,102)	(46,294,542)
Investor B	(81,146)	(359,632)	(37,222)	(342,161)
Investor C	(3,356,857)	(11,672,951)	(3,342,670)	(21,397,613)

Decrease in net assets resulting from dividends and distributions to shareholders	(59,303,666)	(77,216,483)	(96,431,486)	(249,362,803)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	379,131,090	(230,772,600)	959,475,494	585,222,141

Net Assets
Total increase (decrease) in net assets	384,926,026	(237,693,929)	1,239,226,362	631,495,824
Beginning of year	1,105,225,234	1,342,919,163	4,127,129,601	3,495,633,777

End of year	$1,490,151,260	$1,105,225,234	$5,366,355,963	$4,127,129,601

Undistributed (distributions in excess of) net investment income	$(2,217,915)	$(2,201,749)	$1,951,134	$(756,876)

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Statements of Changes in Net Assets (continued)

	BlackRock Long Duration Bond Portfolio		BlackRock Secured Credit Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income	$10,101,230	$11,392,842	$1,879,708	$4,287,237
Net realized gain (loss)	26,470,654	4,479,252	2,158,436	(119,493)
Net realized gain from redemption-in-kind transactions	–	7,828,840	–	–
Net change in unrealized appreciation/depreciation	(3,744,687)	6,312,631	378,357	(2,494,841)

Net increase in net assets resulting from operations	32,827,197	30,013,565	4,416,501	1,672,903

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(7,830,940)	(8,798,774)	–	–
Institutional	(2,281,015)	(1,903,115)	(780,489)	(2,760,055)
Investor A	(781,301)	(531,117)	(578,401)	(663,358)
Investor C	–	–	(349,027)	(427,968)
Net realized gain:
BlackRock	(6,893,127)	(7,437,197)	–	–
Institutional	(2,205,750)	(2,041,654)	(339,073)	(1,124,174)
Investor A	(679,108)	(583,835)	(305,355)	(280,323)
Investor C	–	–	(255,573)	(252,051)

Decrease in net assets resulting from dividends and distributions to shareholders	(20,671,241)	(21,295,692)	(2,607,918)	(5,507,929)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(22,971,771)	(5,503,754)	(33,390,912)	(18,230,838)

Redemption Fees
Redemption fees	–	–	486	–

Net Assets
Total increase (decrease) in net assets	(10,815,815)	3,214,119	(31,581,843)	(22,065,864)
Beginning of year	292,888,772	289,674,653	90,500,327	112,566,191

End of year	$282,072,957	$292,888,772	$58,918,484	$90,500,327

Undistributed (distributions in excess of) net investment income	$1,395,271	$2,152,411	$(78,669)	$(421,159)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	53

Statements of Changes in Net Assets (concluded)

	BlackRock U.S. Government Bond Portfolio
	Year Ended September 30,
Increase (Decrease) in Net Assets:	2012	2011
Operations
Net investment income	$13,640,579	$12,777,523
Net realized gain	23,259,182	38,035,717
Net change in unrealized appreciation/depreciation	(656,181)	(8,399,035)

Net increase in net assets resulting from operations	36,243,580	42,414,205

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(3)	(71)
Institutional	(3,144,658)	(4,633,671)
Service	(87,851)	(122,761)
Investor A	(10,947,605)	(8,189,685)
Investor B	(46,071)	(118,122)
Investor B1	(319,613)	(180,881)
Investor C	(689,477)	(952,936)
Investor C1	(1,106,758)	(436,920)
Class R	(465,858)	(161,299)
Net realized gain:
Institutional	(2,786,535)	(3,221,775)
Service	(116,514)	(70,893)
Investor A	(11,970,783)	(4,606,604)
Investor B	(142,730)	(150,359)
Investor B1	(608,884)	–
Investor C	(1,762,743)	(950,398)
Investor C1	(1,988,750)	–
Class R	(623,065)	–

Decrease in net assets resulting from dividends and distributions to shareholders	(36,807,898)	(23,796,375)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(94,702,241)	751,432,651

Net Assets
Total increase (decrease) in net assets	(95,266,559)	770,050,481
Beginning of year	1,292,741,489	522,691,008

End of year	$1,197,474,930	$1,292,741,489

Undistributed (distributions in excess of) net investment income	$(627,550)	$2,646,746

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Financial Highlights	BlackRock GNMA Portfolio

	BlackRock					Institutional

	Year Ended September 30,					Year Ended September 30,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.44	$10.45	$10.28	$9.73	$9.44	$10.47	$10.47	$10.31	$9.75	$9.45
Net investment income[1]	0.23	0.29	0.28	0.31	0.23	0.23	0.28	0.29	0.37	0.59
Net realized and unrealized gain	0.33	0.40	0.41	0.66	0.55	0.32	0.42	0.39	0.60	0.20
Net increase from investment operations	0.56	0.69	0.69	0.97	0.78	0.55	0.70	0.68	0.97	0.79
Dividends and distributions from:
Net investment income	(0.41)	(0.34)	(0.33)	(0.42)	(0.49)	(0.41)	(0.34)	(0.33)	(0.41)	(0.49)
Net realized gain	(0.12)	(0.36)	(0.19)	–	–	(0.12)	(0.36)	(0.19)	–	–
Total dividends and distributions	(0.53)	(0.70)	(0.52)	(0.42)	(0.49)	(0.53)	(0.70)	(0.52)	(0.41)	(0.49)
Net asset value, end of year	$10.47	$10.44	$10.45	$10.28	$9.73	$10.49	$10.47	$10.47	$10.31	$9.75

Total Investment Return[2]
Based on net asset value	5.59%	6.96%	6.95%	10.09%	8.36%	5.45%	7.02%	6.80%	10.17%	8.43%

Ratios to Average Net Assets
Total expenses	0.74%	0.78%	0.70%	0.81%	0.87%	0.82%	0.82%	0.81%	0.81%	0.97%
Total expenses after fees waived, reimbursed and paid indirectly	0.54%	0.52%	0.52%	0.51%	0.56%	0.57%	0.55%	0.55%	0.48%	0.57%
Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.52%	0.52%	0.52%	0.51%	0.45%	0.55%	0.55%	0.54%	0.48%	0.48%
Net investment income	2.18%	2.82%	2.85%	2.91%	4.98%	2.25%	2.71%	2.83%	3.63%	4.71%

Supplemental Data
Net assets, end of year (000)	$13,349	$5,587	$781	$40,982	$353	$622,556	$462,058	$557,610	$578,224	$272,840
Portfolio turnover	741% [3]	743% [4]	847% [5]	1,435% [6]	2,637% [7]	741% [3]	743% [4]	847% [5]	1,435% [6]	2,637% [7]

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 247%.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 213%.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 265%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 573%.
[7]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 868%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	55

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Service					Investor A

	Year Ended September 30,					Year Ended September 30,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.45	$10.46	$10.29	$9.73	$9.44	$10.51	$10.51	$10.34	$9.78	$9.49
Net investment income[1]	0.20	0.24	0.26	0.33	0.51	0.20	0.24	0.26	0.33	0.53
Net realized and unrealized gain	0.32	0.41	0.39	0.61	0.24	0.32	0.42	0.39	0.61	0.21
Net increase from investment operations	0.52	0.65	0.65	0.94	0.75	0.52	0.66	0.65	0.94	0.74
Dividends and distributions from:
Net investment income	(0.37)	(0.30)	(0.29)	(0.38)	(0.46)	(0.37)	(0.30)	(0.29)	(0.38)	(0.45)
Net realized gain	(0.12)	(0.36)	(0.19)	–	–	(0.12)	(0.36)	(0.19)	–	–
Total dividends and distributions	(0.49)	(0.66)	(0.48)	(0.38)	(0.46)	(0.49)	(0.66)	(0.48)	(0.38)	(0.45)
Net asset value, end of year	$10.48	$10.45	$10.46	$10.29	$9.73	$10.54	$10.51	$10.51	$10.34	$9.78

Total Investment Return[2]
Based on net asset value	5.19%	6.55%	6.53%	9.83%	8.03%	5.18%	6.62%	6.50%	9.74%	7.91%

Ratios to Average Net Assets
Total expenses	1.11%	1.15%	1.10%	1.07%	1.16%	1.06%	1.07%	1.06%	1.09%	1.21%
Total expenses excluding recoupment of past waived fees	1.11%	1.15%	1.10%	1.07%	1.16%	1.06%	1.07%	1.06%	1.09%	1.21%
Total expenses after fees waived, reimbursed and paid indirectly	0.92%	0.90%	0.91%	0.81%	0.84%	0.91%	0.91%	0.90%	0.85%	0.89%
Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.90%	0.90%	0.90%	0.81%	0.75%	0.90%	0.91%	0.90%	0.85%	0.81%
Net investment income	1.88%	2.37%	2.50%	3.29%	4.34%	1.90%	2.36%	2.47%	3.22%	4.20%

Supplemental Data
Net assets, end of year (000)	$79,211	$35,929	$43,281	$29,809	$15,688	$457,537	$323,201	$370,680	$312,343	$61,896
Portfolio turnover	741% [3]	743% [4]	847% [5]	1,435% [6]	2,637% [7]	741% [3]	743% [4]	847% [5]	1,435% [6]	2,637% [7]

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 247%.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 213%.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 265%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 573%.
[7]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 868%.

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Financial Highlights (concluded)	BlackRock GNMA Portfolio

	Investor B					Investor C

		Year Ended September 30,					Year Ended September 30,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.47	$10.48	$10.31	$9.75	$9.45	$10.46	$10.47	$10.30	$9.74	$9.45
Net investment income[1]	0.12	0.16	0.17	0.25	0.34	0.12	0.17	0.18	0.26	0.37
Net realized and unrealized gain	0.32	0.41	0.40	0.61	0.34	0.32	0.40	0.39	0.60	0.30
Net increase from investment operations	0.44	0.57	0.57	0.86	0.68	0.44	0.57	0.57	0.86	0.67
Dividends and distributions from:
Net investment income	(0.29)	(0.22)	(0.21)	(0.30)	(0.38)	(0.29)	(0.22)	(0.21)	(0.30)	(0.38)
Net realized gain	(0.12)	(0.36)	(0.19)	–	–	(0.12)	(0.36)	(0.19)	–	–
Total dividends and distributions	(0.41)	(0.58)	(0.40)	(0.30)	(0.38)	(0.41)	(0.58)	(0.40)	(0.30)	(0.38)
Net asset value, end of year	$10.50	$10.47	$10.48	$10.31	$9.75	$10.49	$10.46	$10.47	$10.30	$9.74

Total Investment Return[2]
Based on net asset value	4.34%	5.70%	5.67%	8.91%	7.20%	4.39%	5.74%	5.74%	8.99%	7.13%

Ratios to Average Net Assets
Total expenses	1.88%	1.87%	1.87%	1.88%	2.03%	1.82%	1.82%	1.81%	1.82%	1.98%
Total expenses after fees waived, reimbursed and paid indirectly	1.73%	1.71%	1.71%	1.64%	1.72%	1.67%	1.66%	1.65%	1.58%	1.66%
Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.71%	1.71%	1.71%	1.64%	1.62%	1.66%	1.66%	1.65%	1.57%	1.57%
Net investment income	1.12%	1.55%	1.66%	2.48%	3.60%	1.16%	1.60%	1.73%	2.52%	3.58%

Supplemental Data
Net assets, end of year (000)	$5,778	$7,518	$11,961	$20,119	$10,556	$311,721	$270,931	$358,606	$365,279	$43,229
Portfolio turnover	741% [3]	743% [4]	847% [5]	1,435% [6]	2,637% [7]	741% [3]	743% [4]	847% [5]	1,435% [6]	2,637% [7]

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 247%.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 213%.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 265%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 573%.
[7]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 868%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	57

Financial Highlights	BlackRock Inflation Protected Bond Portfolio

	BlackRock					Institutional

	Year Ended September 30,					Year Ended September 30,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.27	$11.19	$10.46	$9.84	$9.87	$11.49	$11.40	$10.66	$10.04	$10.06
Net investment income[1]	0.19	0.43	0.23	0.35	0.80	0.18	0.44	0.22	0.14	0.79
Net realized and unrealized gain (loss)	0.80	0.44	0.74	0.39	(0.10)	0.82	0.43	0.76	0.60	(0.08)
Net increase from investment operations	0.99	0.87	0.97	0.74	0.70	1.00	0.87	0.98	0.74	0.71
Dividends and distributions from:
Net investment income	(0.21)	(0.43)	(0.21)	(0.12)	(0.69)	(0.21)	(0.42)	(0.21)	(0.12)	(0.69)
Net realized gain	(0.05)	(0.36)	(0.03)	(0.00)[2]	(0.04)	(0.05)	(0.36)	(0.03)	(0.00)[2]	(0.04)
Total dividends and distributions	(0.26)	(0.79)	(0.24)	(0.12)	(0.73)	(0.26)	(0.78)	(0.24)	(0.12)	(0.73)
Net asset value, end of year	$12.00	$11.27	$11.19	$10.46	$9.84	$12.23	$11.49	$11.40	$10.66	$10.04

Total Investment Return[3]
Based on net asset value	8.86%	8.21%	9.45%	7.58%	6.97%	8.76%	8.10%	9.30%	7.40%	6.88%

Ratios to Average Net Assets
Total expenses	0.47%	0.50%	0.52%	0.59%	0.68%	0.56%	0.60%	0.58%	0.64%	0.69%
Total expenses excluding recoupment of past waived fees	0.47%	0.50%	0.52%	0.59%	0.68%	0.55%	0.59%	0.58%	0.64%	0.69%
Total expenses after fees waived, reimbursed and paid indirectly	0.32%	0.32%	0.32%	0.32%	0.34%	0.43%	0.43%	0.40%	0.39%	0.38%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.32%	0.32%	0.32%	0.31%	0.30%	0.43%	0.43%	0.40%	0.38%	0.34%
Net investment income	1.64%	3.94%	2.08%	3.43%	7.62%	1.49%	3.91%	2.00%	1.37%	7.38%

Supplemental Data
Net assets, end of year (000)	$455,027	$416,631	$339,249	$117,605	$12,573	$1,937,316	$1,362,286	$968,736	$380,280	$86,495
Portfolio turnover	120%	131%	213%	193% [4]	249% [5]	120%	131%	213%	193% [4]	249% [5]

[1]	Based on average shares outstanding.
[2]	Less than $(0.01) per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.
[5]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 144%.

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Service					Investor A

	Year Ended September 30,					Year Ended September 30,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.49	$11.40	$10.67	$10.06	$10.09	$11.39	$11.30	$10.57	$9.97	$10.00
Net investment income[1]	0.15	0.41	0.19	0.21	0.78	0.13	0.39	0.18	0.17	0.84
Net realized and unrealized gain (loss)	0.80	0.44	0.75	0.50	(0.11)	0.81	0.45	0.76	0.53	(0.18)
Net increase from investment operations	0.95	0.85	0.94	0.71	0.67	0.94	0.84	0.94	0.70	0.66
Dividends and distributions from:
Net investment income	(0.19)	(0.40)	(0.18)	(0.10)	(0.66)	(0.19)	(0.39)	(0.18)	(0.10)	(0.65)
Net realized gain	(0.05)	(0.36)	(0.03)	(0.00)[2]	(0.04)	(0.05)	(0.36)	(0.03)	(0.00)[2]	(0.04)
Total dividends and distributions	(0.24)	(0.76)	(0.21)	(0.10)	(0.70)	(0.24)	(0.75)	(0.21)	(0.10)	(0.69)
Net asset value, end of year	$12.20	$11.49	$11.40	$10.67	$10.06	$12.09	$11.39	$11.30	$10.57	$9.97

Total Investment Return[3]
Based on net asset value	8.38%	7.84%	8.98%	7.16%	6.49%	8.33%	7.83%	9.03%	7.11%	6.52%

Ratios to Average Net Assets
Total expenses	0.86%	0.85%	0.86%	0.91%	0.95%	0.95%	0.98%	0.95%	1.02%	0.99%
Total expenses excluding recoupment of past waived fees	0.86%	0.85%	0.86%	0.91%	0.95%	0.95%	0.98%	0.95%	1.02%	0.99%
Total expenses after fees waived, reimbursed and paid indirectly	0.73%	0.70%	0.69%	0.67%	0.64%	0.76%	0.76%	0.74%	0.70%	0.66%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.73%	0.70%	0.68%	0.66%	0.61%	0.76%	0.76%	0.74%	0.69%	0.63%
Net investment income	1.23%	3.61%	1.72%	2.04%	7.29%	1.12%	3.50%	1.69%	1.70%	7.89%

Supplemental Data
Net assets, end of year (000)	$88,555	$84,824	$79,862	$50,524	$11,071	$2,089,999	$1,542,505	$1,427,762	$775,914	$209,192
Portfolio turnover	120%	131%	213%	193% [4]	249% [5]	120%	131%	213%	193% [4]	249% [5]

[1]	Based on average shares outstanding.
[2]	Less than $(0.01) per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.
[5]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 144%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	59

Financial Highlights (concluded)	BlackRock Inflation Protected Bond Portfolio

	Investor B					Investor C

	Year Ended September 30,					Year Ended September 30,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.29	$11.22	$10.52	$9.99	$10.01	$11.36	$11.29	$10.58	$10.04	$10.06
Net investment income (loss)[1]	0.05	0.29	0.11	(0.20)	0.61	0.06	0.31	0.11	(0.02)	0.68
Net realized and unrealized gain (loss)	0.79	0.45	0.74	0.81	(0.02)	0.80	0.44	0.76	0.64	(0.09)
Net increase from investment operations	0.84	0.74	0.85	0.61	0.59	0.86	0.75	0.87	0.62	0.59
Dividends and distributions from:
Net investment income	(0.15)	(0.31)	(0.12)	(0.08)	(0.57)	(0.16)	(0.32)	(0.13)	(0.08)	(0.57)
Net realized gain	(0.05)	(0.36)	(0.03)	(0.00)[2]	(0.04)	(0.05)	(0.36)	(0.03)	(0.00)[2]	(0.04)
Total dividends and distributions	(0.20)	(0.67)	(0.15)	(0.08)	(0.61)	(0.21)	(0.68)	(0.16)	(0.08)	(0.61)
Net asset value, end of year	$11.93	$11.29	$11.22	$10.52	$9.99	$12.01	$11.36	$11.29	$10.58	$10.04

Total Investment Return[3]
Based on net asset value	7.55%	6.98%	8.20%	6.08%	5.79%	7.62%	7.00%	8.29%	6.16%	5.77%

Ratios to Average Net Assets
Total expenses	1.63%	1.66%	1.67%	1.74%	1.79%	1.57%	1.60%	1.61%	1.70%	1.75%
Total expenses after fees waived, reimbursed and paid indirectly	1.51%	1.51%	1.50%	1.45%	1.45%	1.45%	1.45%	1.44%	1.45%	1.43%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.51%	1.51%	1.50%	1.44%	1.42%	1.44%	1.45%	1.44%	1.44%	1.39%
Net investment income (loss)	0.45%	2.66%	0.99%	(2.00)%	5.78%	0.50%	2.80%	0.98%	(0.15)%	6.38%

Supplemental Data
Net assets, end of year (000)	$7,301	$8,815	$11,416	$12,605	$14,529	$788,158	$712,070	$668,608	$381,278	$152,298
Portfolio turnover	120%	131%	213%	193% [4]	249% [5]	120%	131%	213%	193% [4]	249% [5]

[1]	Based on average shares outstanding.
[2]	Less than $(0.01) per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.
[5]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 144%.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Financial Highlights	BlackRock Long Duration Bond Portfolio

	BlackRock						Institutional
					Period October 19, 2007[1] to September 30,						Period October 19, 2007[1] to September 30,

	Year Ended September 30,						Year Ended September 30,
	2012	2011	2010	2009	2008		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.68	$11.45	$10.54	$9.06	$ 10.00		$11.66	$11.43	$10.54	$9.05	$ 10.00
Net investment income[2]	0.45	0.49	0.51	0.50	0.48		0.43	0.48	0.48	0.49	0.47
Net realized and unrealized gain (loss)	1.05	0.71	0.96	1.50	(0.95)		1.04	0.71	0.96	1.51	(0.95)
Net increase (decrease) from investment operations	1.50	1.20	1.47	2.00	(0.47)		1.47	1.19	1.44	2.00	(0.48)
Dividends and distributions from:
Net investment income	(0.44)	(0.48)	(0.52)	(0.50)	(0.47)		(0.42)	(0.47)	(0.51)	(0.49)	(0.47)
Net realized gain	(0.53)	(0.49)	(0.04)	(0.02)	–		(0.53)	(0.49)	(0.04)	(0.02)	–
Total dividends and distributions	(0.97)	(0.97)	(0.56)	(0.52)	(0.47)		(0.95)	(0.96)	(0.55)	(0.51)	(0.47)
Net asset value, end of period	$12.21	$11.68	$11.45	$10.54	$ 9.06		$12.18	$11.66	$11.43	$10.54	$ 9.05

Total Investment Return[3]
Based on net asset value	13.61%	11.96%	14.53%	22.65%	(4.97)%[4]		13.43%	11.86%	14.24%	22.75%	(5.10)%[4]

Ratios to Average Net Assets
Total expenses	0.69%	0.70%	0.68%	0.71%	1.01%	[5]	0.83%	0.84%	0.70%	0.72%	0.96%	[5]
Total expenses excluding recoupment of past waived fees	0.69%	0.70%	0.68%	0.71%	1.01%	[5]	0.83%	0.84%	0.70%	0.72%	0.96%	[5]
Total expenses after fees waived, reimbursed and paid indirectly	0.45%	0.45%	0.45%	0.42%	0.53%	[5]	0.55%	0.55%	0.49%	0.45%	0.53%	[5]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.45%	0.45%	0.45%	0.41%	0.40%	[5]	0.55%	0.55%	0.49%	0.45%	0.42%	[5]
Net investment income	3.83%	4.59%	4.86%	5.16%	5.11%	[5]	3.71%	4.51%	4.62%	5.15%	4.96%	[5]

Supplemental Data
Net assets, end of period (000)	$195,167	$227,009	$273,303	$220,731	$ 146,251		$61,711	$51,253	$2,329	$20,135	$ 20,277
Portfolio turnover	86% [6]	104% [7]	137% [8]	166% [9]	652%	[10]	86% [6]	104% [7]	137% [8]	166% [9]	652%	[10]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 84%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.
[10]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 287%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	61

Financial Highlights (concluded)	BlackRock Long Duration Bond Portfolio

	Investor A
					Period
					October 19,
					2007[1] to
	Year Ended September 30,				September 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.68	$11.45	$10.54	$9.02	$10.00
Net investment income[2]	0.39	0.44	0.47	0.47	0.44
Net realized and unrealized gain (loss)	1.05	0.71	0.95	1.54	(0.98)
Net increase (decrease) from investment operations.	1.44	1.15	1.42	2.01	(0.54)
Dividends and distributions from:
Net investment income	(0.39)	(0.43)	(0.47)	(0.47)	(0.44)
Net realized gain	(0.53)	(0.49)	(0.04)	(0.02)	–
Total dividends and distributions	(0.92)	(0.92)	(0.51)	(0.49)	(0.44)
Net asset value, end of period	$12.20	$11.68	$11.45	$10.54	$9.02

Total Investment Return[3]
Based on net asset value	13.07%	11.47%	14.05%	22.81%	(5.70)%[4]

Ratios to Average Net Assets
Total expenses	1.07%	1.12%	1.09%	1.02%	1.26%	[5]
Total expenses excluding recoupment of past waived fees	1.07%	1.11%	1.09%	1.02%	1.26%	[5]
Total expenses after fees waived, reimbursed and paid indirectly	0.85%	0.90%	0.88%	0.74%	0.81%	[5]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.85%	0.90%	0.87%	0.74%	0.73%	[5]
Net investment income	3.33%	4.16%	4.42%	4.64%	4.59%	[5]

Supplemental Data
Net assets, end of period (000)	$25,195	$14,626	$14,043	$13,218	$391
Portfolio turnover	86% [6]	104% [7]	137% [8]	166% [9]	652%	[10]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 84%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.
[10]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 287%.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Financial Highlights	BlackRock Secured Credit Portfolio

	Institutional				Investor A

			Period February 26, 2010[1] to September 30, 2010				Period
	Year Ended September 30,				Year Ended September 30,		February 26, 2010[1] to
	2012	2011			2012	2011	September 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$10.20	$10.56	$10.00		$10.20	$10.55	$10.00
Net investment income[2]	0.38	0.43	0.16		0.35	0.40	0.17
Net realized and unrealized gain (loss)	0.48 [3]	(0.25)	0.53		0.48 [3]	(0.24)	0.49
Net increase from investment operations	0.86	0.18	0.69		0.83	0.16	0.66
Dividends and distributions from:
Net investment income	(0.34)	(0.39)	(0.13)		(0.32)	(0.36)	(0.11)
Net realized gain	(0.18)	(0.15)	–		(0.18)	(0.15)	–
Total dividends and distributions	(0.52)	(0.54)	(0.13)		(0.50)	(0.51)	(0.11)
Net asset value, end of period	$10.54	$10.20	$10.56		$10.53	$10.20	$10.55

Total Investment Return[4]
Based on net asset value	8.74%	1.75%	6.91%	[5]	8.37%	1.59%	6.64%	[5]

Ratios to Average Net Assets
Total expenses	1.47%	1.13%	1.08%	[6,7]	1.76%	1.46%	1.41%	[6,7]
Total expenses after fees waived, reimbursed and paid indirectly	0.85%	0.86%	0.70%	[7]	1.10%	1.11%	0.94%	[7]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.70%	0.70%	0.70%	[7]	0.95%	0.95%	0.94%	[7]
Net investment income	3.69%	4.13%	2.63%	[7]	3.42%	3.88%	2.72%	[7]

Supplemental Data
Net assets, end of period (000)	$21,879	$58,353	$78,510		$22,199	$17,579	$17,908
Portfolio turnover	507% [8]	589% [9]	349%	[10]	507% [8]	589% [9]	349%	[10]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional and Investor A would have been 1.13% and 1.48% respectively.

[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 316%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 373%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	63

Financial Highlights (concluded)	BlackRock Secured Credit Portfolio

	Investor C
			Period February 26, 2010[1] to September 30, 2010
	Year Ended September 30,
	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$10.20	$10.56	$10.00
Net investment income[2]	0.27	0.32	0.12
Net realized and unrealized gain (loss)	0.49 [3]	(0.25)	0.51
Net increase from investment operations	0.76	0.07	0.63
Dividends and distributions from:
Net investment income	(0.24)	(0.28)	(0.07)
Net realized gain	(0.18)	(0.15)	–
Total dividends and distributions	(0.42)	(0.43)	(0.07)
Net asset value, end of period	$10.54	$10.20	$10.56

Total Investment Return[4]
Based on net asset value	7.67%	0.73%	6.29%	[5]

Ratios to Average Net Assets
Total expenses	2.51%	2.21%	2.14%	[6,7]
Total expenses after fees waived, reimbursed and paid indirectly	1.85%	1.86%	1.68%	[7]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.70%	1.70%	1.68%	[7]
Net investment income	2.65%	3.11%	1.97%	[7]

Supplemental Data
Net assets, end of period (000)	$14,841	$14,567	$16,148
Portfolio turnover	507% [8]	589% [9]	349%	[10]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C would have been 2.21%.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 316%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 373%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Financial Highlights	BlackRock U.S. Government Bond Portfolio

	Institutional
	Year Ended September 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.94	$10.99	$10.61	$10.33	$10.23
Net investment income[1]	0.17	0.26	0.33	0.34	0.43
Net realized and unrealized gain	0.19	0.18	0.51	0.39	0.12
Net increase from investment operations	0.36	0.44	0.84	0.73	0.55
Dividends and distributions from:
Net investment income	(0.19)	(0.29)	(0.39)	(0.39)	(0.45)
Net realized gain	(0.17)	(0.20)	(0.07)	(0.06)	–
Total dividends and distributions	(0.36)	(0.49)	(0.46)	(0.45)	(0.45)
Net asset value, end of year	$10.94	$10.94	$10.99	$10.61	$10.33

Total Investment Return[2]
Based on net asset value	3.51%	4.09%	8.19%	7.15%	5.44%

Ratios to Average Net Assets
Total expenses	0.83%	0.90%	0.91%	0.74%	0.89%
Total expenses after fees waived, reimbursed and paid indirectly	0.62%	0.62%	0.67%	0.61%	0.79%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.62%	0.62%	0.62%	0.60%	0.60%
Net investment income	1.54%	2.47%	3.15%	3.30%	4.14%

Supplemental Data
Net assets, end of year (000)	$171,180	$178,609	$182,794	$180,032	$209,968
Portfolio turnover	790% [3]	794% [4]	974% [5]	646% [6]	459% [7]

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 474%.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 537%.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 384%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.
[7]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 174%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	65

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Service					Investor A

	Year Ended September 30,					Year Ended September 30,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.93	$10.98	$10.61	$10.32	$10.22	$10.96	$11.01	$10.64	$10.35	$10.25
Net investment income[1]	0.14	0.23	0.31	0.31	0.39	0.13	0.22	0.29	0.30	0.39
Net realized and unrealized gain	0.20	0.18	0.49	0.40	0.13	0.21	0.18	0.50	0.39	0.12
Net increase from investment operations	0.34	0.41	0.80	0.71	0.52	0.34	0.40	0.79	0.69	0.51
Dividends and distributions from:
Net investment income	(0.17)	(0.26)	(0.36)	(0.36)	(0.42)	(0.16)	(0.25)	(0.35)	(0.34)	(0.41)
Net realized gain	(0.17)	(0.20)	(0.07)	(0.06)	–	(0.17)	(0.20)	(0.07)	(0.06)	–
Total dividends and distributions	(0.34)	(0.46)	(0.43)	(0.42)	(0.42)	(0.33)	(0.45)	(0.42)	(0.40)	(0.41)
Net asset value, end of year	$10.93	$10.93	$10.98	$10.61	$10.32	$10.97	$10.96	$11.01	$10.64	$10.35

Total Investment Return[2]
Based on net asset value	3.22%	3.91%	7.77%	6.94%	5.14%	3.15%	3.79%	7.64%	6.80%	5.00%

Ratios to Average Net Assets
Total expenses	1.07%	1.16%	1.18%	1.00%	1.14%	1.05%	1.08%	1.12%	1.07%	1.25%
Total expenses excluding recoupment of past waived fees	1.07%	1.15%	1.18%	1.00%	1.14%	1.05%	1.08%	1.12%	1.06%	1.25%
Total expenses after fees waived, reimbursed and paid indirectly	0.81%	0.89%	0.97%	0.91%	1.07%	0.96%	0.96%	1.06%	1.02%	1.19%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.81%	0.89%	0.92%	0.90%	0.88%	0.96%	0.95%	1.02%	1.01%	1.01%
Net investment income	1.34%	2.13%	2.88%	2.96%	3.73%	1.20%	1.99%	2.74%	2.84%	3.72%

Supplemental Data
Net assets, end of year (000)	$5,021	$7,369	$4,030	$3,141	$775	$742,413	$767,193	$267,436	$267,495	$244,461
Portfolio turnover	790% [3]	794% [4]	974% [5]	646% [6]	459% [7]	790% [3]	794% [4]	974% [5]	646% [6]	459% [7]

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 474%.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 537%.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 384%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.
[7]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 174%.

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor B					Investor B1

						Year	Period
	Year Ended September 30,					Ended	July 18, 2011[1]
	2012	2011	2010	2009	2008	September 30, 2012	to September 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.93	$10.98	$10.61	$10.33	$10.23	$10.93	$10.64
Net investment income[2]	0.03	0.13	0.19	0.22	0.31	0.08	0.03
Net realized and unrealized gain	0.20	0.17	0.52	0.38	0.12	0.20	0.29
Net increase from investment operations	0.23	0.30	0.71	0.60	0.43	0.28	0.32
Dividends and distributions from:
Net investment income	(0.06)	(0.15)	(0.27)	(0.26)	(0.33)	(0.11)	(0.03)
Net realized gain	(0.17)	(0.20)	(0.07)	(0.06)	–	(0.17)	–
Total dividends and distributions	(0.23)	(0.35)	(0.34)	(0.32)	(0.33)	(0.28)	(0.03)
Net asset value, end of period	$10.93	$10.93	$10.98	$10.61	$10.33	$10.93	$10.93

Total Investment Return[3]
Based on net asset value	2.19%	2.88%	6.81%	5.89%	4.18%	2.69%	2.98%	[4]

Ratios to Average Net Assets
Total expenses	1.96%	2.01%	2.00%	1.89%	2.11%	1.78%	1.69%	[5]
Total expenses excluding recoupment of past waived fees	1.94%	1.93%	1.96%	1.87%	2.11%	1.76%	1.69%	[5]
Total expenses after fees waived, reimbursed and paid indirectly	1.85%	1.88%	1.93%	1.83%	1.98%	1.45%	1.45%	[5]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.85%	1.88%	1.88%	1.82%	1.81%	1.45%	1.45%	[5]
Net investment income	0.31%	1.21%	1.80%	2.10%	2.96%	0.70%	1.19%	[5]

Supplemental Data
Net assets, end of period (000)	$5,388	$10,306	$9,864	$18,660	$24,552	$17,793	$48,148
Portfolio turnover	790% [6]	794% [7]	974% [8]	646% [9]	459% [10]	790% [6]	794%	[7]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 474%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 537%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 384%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.
[10]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 174%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	67

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor C

	Year Ended September 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.95	$11.00	$10.62	$10.33	$10.24
Net investment income[1]	0.04	0.13	0.21	0.22	0.31
Net realized and unrealized gain	0.20	0.18	0.51	0.40	0.11
Net increase from investment operations	0.24	0.31	0.72	0.62	0.42
Dividends and distributions from:
Net investment income	(0.07)	(0.16)	(0.27)	(0.27)	(0.33)
Net realized gain	(0.17)	(0.20)	(0.07)	(0.06)	–
Total dividends and distributions	(0.24)	(0.36)	(0.34)	(0.33)	(0.33)
Net asset value, end of year	$10.95	$10.95	$11.00	$10.62	$10.33

Total Investment Return[2]
Based on net asset value	2.23%	2.88%	6.90%	6.03%	4.08%

Ratios to Average Net Assets
Total expenses	1.87%	1.89%	1.92%	1.82%	2.04%
Total expenses excluding recoupment of past waived fees	1.87%	1.89%	1.90%	1.82%	2.04%
Total expenses after fees waived, reimbursed and paid indirectly	1.78%	1.76%	1.87%	1.76%	1.98%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.78%	1.76%	1.82%	1.75%	1.79%
Net investment income	0.38%	1.25%	1.96%	2.12%	2.93%

Supplemental Data
Net assets, end of year (000)	$101,144	$110,260	$58,567	$58,247	$23,959
Portfolio turnover	790% [3]	794% [4]	974% [5]	646% [6]	459% [7]

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 474%.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 537%.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 384%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.
[7]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 174%.

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Financial Highlights (concluded)	BlackRock U.S. Government Bond Portfolio

	Investor C1			Class R
	Year Ended September 30, 2012	Period July 18, 2011[1] to September 30, 2011		Year Ended September 30, 2012	Period July 18, 2011[1] to September 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.95	$10.66		$10.97	$10.67
Net investment income[2]	0.07	0.02		0.10	0.03
Net realized and unrealized gain	0.20	0.30		0.19	0.31
Net increase from investment operations	0.27	0.32		0.29	0.34
Dividends and distributions from:
Net investment income	(0.10)	(0.03)		(0.13)	(0.04)
Net realized gain	(0.17)	–		(0.17)	–
Total dividends and distributions	(0.27)	(0.03)		(0.30)	(0.04)
Net asset value, end of period	$10.95	$10.95		$10.96	$10.97

Total Investment Return[3]
Based on net asset value	2.49%	2.96%	[4]	2.74%	3.12%	[4]

Ratios to Average Net Assets
Total expenses	1.77%	1.75%	[5]	1.41%	1.51%	[5]
Total expenses excluding recoupment of past waived fees	1.76%	1.75%	[5]	1.38%	1.51%	[5]
Total expenses after fees waived, reimbursed and paid indirectly	1.53%	1.53%	[5]	1.21%	1.21%	[5]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.53%	1.53%	[5]	1.21%	1.21%	[5]
Net investment income	0.63%	1.09%	[5]	0.95%	1.41%	[5]

Supplemental Data
Net assets, end of period (000)	$118,369	$130,322		$36,167	$40,523
Portfolio turnover	790% [6]	794%	[7]	790% [6]	794%	[7]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 474%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 537%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	69

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock GNMA Portfolio (“GNMA”), BlackRock Inflation Protected Bond Portfolio (“Inflation Protected Bond”), BlackRock Long Duration Bond Portfolio (“Long Duration Bond”), BlackRock Secured Credit Portfolio (formerly known as MultiSector Bond Portfolio) (“Secured Credit”), and BlackRock U.S. Government Bond Portfolio (formerly known as BlackRock Intermediate Government Bond Portfolio) (“U.S. Government Bond”) (collectively the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds, except Inflation Protected Bond, is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds offer multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Effective November 10, 2011, BlackRock Shares of U.S. Government Bond were closed to all purchases. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor B1, Investor C and Investor C1 Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor C, Investor C1 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B1 Shares automatically convert to Investor A Shares after approximately ten years. Investor B, B1 and C1 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganization: The Board of Trustees of the Trust (the “Board”) on behalf of BlackRock Intermediate Government Bond Portfolio (“Intermediate Government Bond”) and the Board and shareholders of BlackRock Government Income Portfolio (the “Target Fund”) approved the reorganization of the Target Fund into Intermediate Government Bond pursuant to which Intermediate Government Bond acquired substantially all of the assets and assumed certain stated liabilities of the Target Fund in exchange for an equal aggregate value of Intermediate Government Bond shares.

In connection with the reorganization, effective July 18, 2011, Intermediate Government Bond changed its name to U.S. Government Bond, hereafter referred to as U.S. Government Bond.

Each shareholder of the Target Fund received shares of U.S. Government Bond with the same class designation and an amount equal to the aggregate NAV of such shareholder’s Target Fund shares, as determined at the close of business on July 15, 2011, except the Target Fund’s BlackRock, Investor B1, Investor C1 and Class R Shares were exchanged for U.S. Government Bond’s newly established BlackRock, Investor B1, Investor C1 and Class R Shares, respectively.

The reorganization was accomplished by a tax-free exchange of shares of U.S. Government Bond in the following amounts and at the following conversion ratios:

	Target Fund Shares Prior to Reorganization	Conversion Ratio	Shares of U.S. Government Bond
BlackRock	1,231	1.02319072	1,260
Institutional	3,738,046	1.02410182	3,828,140
Service	202,182	1.02405789	207,046
Investor A	48,992,338	1.02231009	50,085,362
Investor B	536,993	1.02582974	550,863
Investor B1	5,093,262	1.02542556	5,222,761
Investor C	5,550,177	1.02236425	5,674,303
Investor C1	12,255,789	1.02221409	12,528,040
Class R	3,844,229	1.02171978	3,927,725

The Target Fund’s net assets and composition of net assets on July 15, 2011, the date of the reorganization, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss	Net Unrealized Appreciation
$874,795,010	$930,799,200	$812,448	$(59,192,330)	$2,375,692

For financial reporting purposes, assets received and shares issued by U.S. Government Bond were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of U.S. Government Bond’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of U.S. Government Bond immediately after the acquisition amounted to $1,303,246,163. The Target Fund’s fair value and cost of investments prior to the reorganization were $1,754,648,174 and $1,745,414,818, respectively.

The purpose of the transaction was to combine two funds managed by the Manager, the investment advisor to both the Target Fund and U.S. Government Bond, with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on July 18, 2011.

Assuming the acquisition had been completed on October 1, 2010, the beginning of the annual reporting period of U.S. Government Bond, the pro forma results of operations for the year ended September 30, 2011, were as follows:

•	Net investment income: $30,874,306
•	Net realized and change in unrealized gain/loss on investments: $8,140,095
•	Net increase in net assets resulting from operations: $39,014,401

70	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the U.S. Government Bond’s Statement of Changes in Net Assets since July 18, 2011.

Reorganization costs incurred by U.S. Government Bond in connection with the reorganization were expensed by U.S. Government Bond.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses,

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	71

Notes to Financial Statements (continued)

reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities. (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These

72	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investment in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	73

Notes to Financial Statements (continued)

collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Funds, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

Short Sales: The Funds may enter into short sale transactions in which a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any interest received on the security sold short, which is shown as interest expense in the Statements of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. In a treasury roll transaction, the Funds sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Funds receive cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Funds and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Funds on an accrual basis. The Funds will benefit from the transaction if the income earned on the

74	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Funds. If the interest expense exceeds the income earned, the Funds net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Redemptions-In-Kind: In the fiscal year ended September 30, 2011, Long Duration Bond transferred securities and cash to shareholders in connection with a redemption-in-kind transaction. For purposes of US GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind are shown as redemption-in-kind transactions in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns, with the exception of Secured Credit, remains open for each of the four years ended September 30, 2012. Secured Credit’s US federal tax returns remain open for the period ended September 30, 2010, and the years ended September 30, 2011 and September 30, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	75

Notes to Financial Statements (continued)

investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market value net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts, options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder

76	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

U.S. Government Bond may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The types of barrier options the Funds may invest in include down-and-out options, double no-touch options and one-touch options. Down-and-out options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying security reaches a specific barrier price level prior to the option’s expiration date. Double no-touch options provide the purchaser of the option an agreed-upon payout if the price of the underlying asset does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser of the option an agreed-upon payout if the price of the underlying asset reaches or surpasses predetermined barrier price levels prior to the option’s expiration date.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: Certain Funds enter into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Funds typically enter into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – Long Duration Bond enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	77

Notes to Financial Statements (continued)

occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps – Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps – Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Interest rate and inflation rate caps and floors – Inflation Protected Bond enters into interest rate and inflation rates caps and floors to gain or reduce exposure to interest rates and/or inflation rates by economically hedging the value of the fixed rate bond which may decrease when interest rates (interest rate risk) and inflation rates (inflation rates) rise. Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rates or inflation indexes exceed a specified rate, or “cap”. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rates or inflation indexes fall below a specified rate, or “floor”. When the Fund purchases (writes) a cap or floor, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked to market to reflect the current value of the cap or floor. The maximum potential amount of future payments that a Fund would be required to make under an interest rate or inflation rate cap would be the notional amount times the percentage increase in interest rates or inflation rates determined by the difference between the interest rate or inflation index’s current value and the value at the time the cap was entered into. The maximum potential amount of future payments that a Fund would be required to make under an interest rate or inflation rate floor would be the notional amount times the percentage increase in interest rates or inflation rates determined by the difference between the interest rate or inflation index’s current value and the value at the time the floor was entered into.

Derivative Financial Instruments Categorized by Risk Exposure:

	Fair Values of Derivative Financial Instruments as of September 30, 2012
			Asset Derivatives
		GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond
	Statements of Assets and Liabilities Location			Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1] ; Unrealized appreciation on swaps; Swap premiums paid; Investments at value – unaffiliated[2]	$7,785,384	$17,737,249	$558,021	–	$2,445,428
Foreign currency exchange contracts	Net unrealized appreciation/ depreciation[1] ; Unrealized appreciation on foreign currency exchange contracts; Investments at value – unaffiliated[2]	–	6,371,914	12,548	–	142,243
Credit contracts	Unrealized appreciation on swaps; Swap premiums paid	–	–	91,413	–	–
Other contracts	Unrealized appreciation on swaps; Swap premiums paid	–	2,579,088	–	–	–
Total		$7,785,384	$26,688,251	$661,982	–	$2,587,671

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

78	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

	Liability Derivatives
		GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond
	Statements of Assets and Liabilities Location			Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1] Unrealized depreciation on swaps; Swap premiums received; Options written at value	$17,638,262	$23,752,976	$1,045,811	–	$11,430,553
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts Options written at value	–	7,904,749	42,932	$16,865	140,427
Credit contracts	Unrealized depreciation on swaps; Swap premiums received	–	–	151,106	–	–
Other contracts	Unrealized depreciation on swaps; Swap premiums received	–	2,764,280	–	–	220,889
Total		$17,638,262	$34,422,005	$1,239,849	$16,865	$11,791,869

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2012
	Net Realized Gain (Loss) From
	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond
Interest rate contracts:
Financial futures contracts	$(4,773,274)	$(29,021,205)	$9,046,259	$(149,434)	$(4,170,386)
Swaps	(468,120)	3,515,810	(492,735)	(18,951)	(5,479,084)
Options[3]	1,180,223	(9,660,909)	(894,846)	(144,002)	(749,617)
Foreign currency exchange contracts:
Foreign currency transactions	–	15,709,506	(21,207)	434,477	1,541,702
Financial futures contracts	–	–	–	(4,252)	(2,186,672)
Options[3]	–	4,054,200	–	(137,084)	(1,284,943)
Credit contracts:
Swaps	–	–	119,015	368,778	–
Options[3]	–	–	–	(6,010)	–
Equity contracts:
Financial futures contracts	–	–	–	–	(456)
Other contracts:
Swaps	–	1,106,304	–	–	(75,302)
Total	$(4,061,171)	$(14,296,294)	$7,756,486	$343,522	$(12,404,758)

	Net Change in Unrealized Appreciation/Depreciation on
	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond
Interest rate contracts:
Financial futures contracts	$(190,598)	$18,150,070	$(5,708,300)	$(12,286)	$132,788
Swaps	(801,156)	(7,576,803)	(566,958)	(264,750)	(6,648,131)
Options[3]	1,459,065	17,973,619	1,318,793	345,618	4,644,845
Foreign currency exchange contracts:
Foreign currency translations	–	(409,972)	(112,335)	(205,841)	(43,014)
Financial futures contracts	–	–	–	–	(241,911)
Options[3]	–	(980,347)	–	(102,936)	(606,746)
Credit contracts:
Swaps	–	–	25,852	(487,077)	–
Other contracts:
Swaps	–	(2,011,693)	–	(102,015)	(257,604)
Total	$467,311	$25,144,874	$(5,042,948)	$(829,287)	$(3,019,773)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	79

Notes to Financial Statements (continued)

For the year ended September 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond
Financial futures contracts:
Average number of contracts purchased	635	6,813	583	57	556
Average number of contracts sold	1,357	6,038	296	113	1,529
Average notional value of contracts purchased	$115,722,783	$1,022,236,955	$88,705,500	$10,443,708	$94,720,586
Average notional value of contracts sold	$265,710,977	$1,011,862,064	$45,278,137	$22,067,835	$295,752,709
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	–	6	3	10	5
Average number of contracts - US dollars sold	–	3	1	7	5
Average US dollar amounts purchased	–	$215,878,196	$2,604,997	$2,380,869	$18,812,039
Average US dollar amounts sold	–	$75,749,130	$561,291	$1,534,550	$20,229,828
Options:
Average number of option contracts purchased	1	5	–	6	4
Average number of option contracts written	1	4	–	3	2
Average notional value of option contracts purchased	$95,202,500	$292,153,618	$1,211,750	$11,609,242	$154,672,572
Average notional value of option contracts written	$68,232,500	$238,914,258	$–	$3,927,460	$52,569,311
Average number of swaption contracts purchased	9	6	12	6	11
Average number of swaption contracts written	21	15	12	5	16
Average notional value of swaption contracts purchased	$199,350,000	$252,537,254	$51,929,371	$9,461,637	$289,325,000
Average notional value of swaption contracts written	$466,425,000	$862,112,254	$46,075,000	$3,307,000	$203,150,000
Credit default swaps:
Average number of contracts - buy protection	–	–	2	5	–
Average number of contracts - sell protection	–	–	4	5	–
Average notional value - buy protection	–	–	1,292,500	$1,430,236	–
Average notional value - sell protection	–	–	$4,327,500	$1,253,000	–
Interest rate swaps:
Average number of contracts - pays fixed rate	6	3	6	7	15
Average number of contracts - receives fixed rate	10	3	–	6	13
Average notional value - pays fixed rate	$247,082,500	$170,325,000	$17,502,500	$3,333,534	$211,833,002
Average notional value - receives fixed rate	$245,853,750	$245,259,521	$400,000	$7,093,430	$197,766,665
Total return swaps:
Average number of contracts	4	4	–	5	7
Average notional value	$48,386,750	$134,900,000	–	$2,147,000	$52,768,250
Inflation indexed caps:
Average number of contracts	–	1	–	–	–
Average notional value	–	$34,242,563	–	–	–

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond
First $1 Billion	0.550%	0.400%	0.500%	0.500%	0.500%
$1 Billion – $2 Billion	0.500%	0.375%	0.450%	0.450%	0.450%
$2 Billion – $3 Billion	0.475%	0.350%	0.425%	0.425%	0.425%
Greater than $3 Billion	0.450%	0.325%	0.400%	0.400%	0.400%

80	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	GNMA		Inflation Protected Bond		Long Duration Bond	Secured Credit	U.S. Government Bond
	Contractual[1]	Voluntary[2]	Contractual[1]	Voluntary[2]	Contractual[1]	Contractual[3]	Contractual	Voluntary[2,4]
BlackRock	0.52%	–	0.32%	–	0.45%	N/A	0.45%[5,6]	–
Institutional	0.60%	0.55%	0.44%	–	0.55%	0.70%	0.62%[1]	–
Service	0.90%	–	0.75%	–	N/A	N/A	0.81%[5]	–
Investor A	1.07%	–	0.85%	0.76%	0.90%	0.95%	1.07%[1]	0.90%
Investor B	1.85%	–	1.63%	–	N/A	N/A	1.88%[1]	1.76%
Investor B1	N/A	N/A	N/A	N/A	N/A	N/A	1.45%[5]	–
Investor C	1.82%	–	1.62%	–	N/A	1.70%	1.82%[1]	1.72%
Investor C1	N/A	N/A	N/A	N/A	N/A	N/A	1.53%[5]	–
Class R	1.93%[7]	–	1.79%[7]	–	2.22%[7]	N/A	1.21%[5]	–
[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2013 unless approved by the Board, including a majority of the Independent Trustees.
[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.
[3]

Effective June 30, 2012. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to July 1, 2013 unless approved by the Board, including a majority of the Independent Trustees. Prior to June 30, 2012, the expense limitation was voluntary.

[4]	Effective June 1, 2012.
[5]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014 unless approved by the Board, including a majority of the Independent Trustees.
[6]	BlackRock Shares closed on November 10, 2011.
[7]	There were no shares outstanding as of September 30, 2012.

These amounts are included in fees waived by Manager and shown as administration fees waived, administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by Manager, respectively, in the Statements of Operations.

For the year ended September 30, 2012, the amounts included in fees waived by Manager were as follows:

GNMA	$1,915,463
Inflation Protected Bond	$5,689,251
Long Duration Bond	$ 564,710
Secured Credit	$ 304,923
U.S. Government Bond	$ 915,252

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond
BlackRock	$ 5,342	$108,972	$47,189	–	–
Institutional	128,580	17,917	14,129	$5,757	$43,247
Service	10,850	3,708	–	–	1,352
Investor A	–	239,659	317	4,639	49,381
Investor B	–	–	–	–	954
Investor B1	–	–	–	–	6,631
Investor C	–	–	–	3,719	15,186
Investor C1	–	–	–	–	23,077
Class R	–	–	–	–	7,023

Total	$144,772	$370,256	$61,635	$14,115	$146,851

Transfer Agent Fees Waived
	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond
BlackRock	$ 168	$1,824	$563	–	–
Institutional	12,973	1,072	273	$741	$1,355
Service	716	49	–	–	73
Investor A	–	36,373	121	351	7,362
Investor B	–	–	–	–	431
Investor B1	–	–	–	–	548
Investor C	–	–	–	471	1,035
Investor C1	–	–	–	–	1,108
Class R	–	–	–	–	367

Total	$13,857	$39,318	$957	$1,563	$12,279

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	81

Notes to Financial Statements (continued)

Transfer Agent Fees Reimbursed
	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond
BlackRock	$6,726	$10,620	$141	–	–
Institutional	395,593	62,059	22,547	$13,931	$189,377
Service	12,311	1,344	–	–	8,835
Investor A	–	872,120	878	13,285	45,675
Investor B	–	–	–	–	1,865
Investor B1	–	–	–	–	76,149
Investor C	–	–	–	11,604	6,427
Investor C1	–	–	–	–	178,257
Class R	–	–	–	–	39,219

Total	$414,630	$946,143	$23,566	$38,820	$545,804

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended September 30, 2012, the amounts waived were as follows:

GNMA	$20,322
Inflation Protected Bond	$72,883
Long Duration Bond	$9,430
Secured Credit	$6,176
U.S. Government Bond	$16,052

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. With respect to Secured Credit, the Manager entered into a separate sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BFM and BIL for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

For each Fund excluding Secured Credit, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2012, the Manager recouped the following waivers previously recorded by the Funds:

	GNMA	Inflation Protected Bond	Long Duration Bond	U.S. Government Bond
Institutional	–	$136,190	–	–
Service	$459	–	–	$78
Investor A	–	–	$317	–
Investor B	–	–	–	1,713
Investor B1	–	–	–	6,744
Investor C	–	–	–	3,060
Investor C1	–	–	–	10,104
Class R	–	–	–	10,508

Total	$459	$136,190	$317	$32,207

On September 30, 2012, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2013	2014
GNMA	$2,096,313	$2,224,071
Inflation Protected Bond	$5,934,543	$5,898,663
Long Duration Bond	$618,674	$650,867
Secured Credit	–	$111,238
U.S. Government Bond	$1,079,262	$1,506,278

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2012:

GNMA	$2,152,002
Inflation Protected Bond	$4,725,744
Long Duration Bond	$606,083
U.S. Government Bond	$598,882

82	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

The Trust, on behalf of the Funds, entered into a

Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75%

	Service Fee	Distribution Fee
Investor B1	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker- dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor B1, Investor C and Investor C1 shareholders.

For the year ended September 30, 2012, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond
Service	$144,411	$224,912	–	–	$13,743
Investor A	942,517	4,499,979	$54,640	$46,386	1,893,170
Investor B	65,561	79,804	–	–	79,274
Investor B1	–	–	–	–	244,030
Investor C	2,901,368	7,666,349	–	148,636	1,089,022
Investor C1	–	–	–	–	997,998
Class R	–	–	–	–	189,425

Total	$4,053,857	$12,471,044	$54,640	$195,022	$4,506,662

For the year ended September 30, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

GNMA	$107,748
Inflation Protected Bond	$162,685
Long Duration Bond	$8,323
Secured Credit	$5,323
U.S. Government Bond	$18,012

For the year ended September 30, 2012, affiliates

received CDSCs asfollows:

	GNMA	Inflation Protected Bond	Secured Credit	U.S. Government Bond
Investor A	$28,573	$5,724	$1,363	$7,478
Investor B	$7,074	$4,604	N/A	$6,451
Investor B1	N/A	N/A	N/A	$908
Investor C	$40,436	$113,644	$2,664	$17,093
Investor C1	N/A	N/A	N/A	$297
Pursuant to written agreements, certain financial

intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended

September 30, 2012, the Funds paid the following to affiliates in return for these services, which are included in transfer agent – class specific in the Statements of Operations:

GNMA	$188,508
Inflation Protected Bond	$54,620
Long Duration Bond	$71,145
U.S. Government Bond	$236,536

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	83

Notes to Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2012, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond

BlackRock	$169	$1,839	$593	–	–
Institutional	12,973	7,901	274	$743	$1,395
Service	1,146	1,561	–	–	74
Investor A	8,867	36,465	445	352	27,948
Investor B	227	305	–	–	732
Investor B1	–	–	–	–	535
Investor C	4,918	11,941	–	470	2,121
Investor C1	–	–	–	–	1,146
Class R	–	–	–	–	423

Total	$28,300	$60,012	$1,312	$1,565	$34,374

For the year ended September 30, 2012, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond

BlackRock	$6,958	$13,253	$822	–	–
Institutional	565,118	1,580,679	79,840	$16,127	$304,429
Service	85,437	129,088	–	–	8,924
Investor A	386,538	4,365,831	29,784	14,953	1,127,358
Investor B	11,077	13,340	–	–	22,455
Investor B1	–	–	–	–	115,145
Investor C	323,917	795,461	–	12,766	232,329
Investor C1	–	–	–	–	377,838
Class R	–	–	–	–	85,013

Total	$1,379,045	$6,897,652	$110,446	$43,846	$2,273,491

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the year ended September 30, 2012, the Funds paid the following to the Manager in return for these services, which are included in administration, administration – class specific and administration fees waived – class specific in the Statements of Operations:

GNMA	$782,676
Inflation Protected Bond	$2,480,813
Long Duration Bond	$139,632
Secured Credit	$2,048
U.S. Government Bond	$736,872

84	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

For the year ended September 30, 2012, the following table shows the administration fees – class specific borne directly by each class of each Fund:

	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond

BlackRock	$5,342	$109,041	$47,472	–	–
Institutional	128,580	233,473	14,171	$5,757	$44,009
Service	14,407	22,480	–	–	1,367
Investor A	94,302	240,006	5,460	4,642	163,590
Investor B	1,643	1,999	–	–	1,979
Investor B1	–	–	–	–	8,134
Investor C	72,573	165,034	–	3,719	27,226
Investor C1	–	–	–	–	31,188
Class R	–	–	–	–	9,471

Total	$316,847	$772,033	$67,103	$14,118	$286,964

During the year ended September 30, 2012, Secured Credit and U.S. Government Bond received reimbursements of $99 and $17,914, respectively, from an affiliate, which are included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended September 30, 2012, were as follows:

	Purchases	Sales

GNMA	$22,822,454,390	$21,603,841,994
Inflation Protected Bond	-	$20,976,808
Long Duration Bond	$136,312,400	$155,327,351
Secured Credit	$425,541,646	$529,971,945
U.S. Government Bond	$15,917,291,475	$16,435,039,364

Purchases and sales of US government securities for the year ended September 30, 2012, were as follows:

	Purchases	Sales

GNMA	$382,905,594	$390,091,961
Inflation Protected Bond	$6,734,681,857	$5,690,088,716
Long Duration Bond	$88,942,517	$117,742,065
Secured Credit	$96,925,827	$114,233,548
U.S. Government Bond	$11,445,098,981	$11,443,316,848

Purchases and sales of mortgage dollar rolls for the year ended September 30, 2012, were as follows:

	Purchases	Sales

GNMA	$14,651,334,262	$14,658,181,211
Long Duration Bond	$4,596,715	$4,609,133
Secured Credit	$197,245,758	$197,342,680
U.S. Government Bond	$10,950,829,233	$10,954,010,825

Transactions in options written for the year ended September 30, 2012, were as follows:

	GNMA

	Calls		Puts

	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of year	419,600	$14,996,805	622	419,600	$15,221,604
Options written	228,200	1,760,249	1,444	492,900	5,361,606
Options expired	–	–	(2,066)	(117,000)	(4,181,391)
Options closed	(475,500)	(12,676,479)	–	(562,000)	(10,431,102)

Outstanding options, end of year	172,300	$4,080,575	–	233,500	$5,970,717

	Inflation Protected Bond

	Calls			Puts

	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of year	–	731,985	$24,931,178	580	738,685	$25,367,230
Options written	11,690	704,020	10,129,034	7,888	1,483,305	21,373,506
Options expired	(11,592)	(388,520)	(8,350,827)	(5,072)	(326,185)	(9,768,687)
Options closed	(98)	(708,885)	(21,227,614)	(3,396)	(1,147,300)	(23,472,257)

Outstanding options, end of year	–	338,600	$5,481,771	–	748,505	$13,499,792

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	85

Notes to Financial Statements (continued)

			Long Duration Bond
		Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	3	44,200	$1,587,500	3	44,200	$1,612,929
Options written	–	13,800	104,850	–	52,300	575,020
Options expired	(3)	–	(3,789)	(3)	(15,800)	(491,108)
Options closed	–	(44,200)	(1,583,711)	–	(61,900)	(1,422,431)
Outstanding options, end of year	–	13,800	$104,850	–	18,800	$274,410

			Secured Credit
		Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	30	36,594	$184,217	–	15,230	$219,137
Options written	74	13,085	283,663	169	26,930	655,893
Options expired	(54)	(36,879)	(136,968)	(42)	(17,322)	(214,730)
Options closed	(50)	(12,800)	(330,912)	(127)	(24,838)	(660,300)
Outstanding options, end of year	–	–	$–	–	–	$–

			U.S. Government Bond
		Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	1,740	229,600	$8,682,954	–	378,140	$8,311,657
Options written	2,475	204,793	6,100,822	1,480	565,868	9,260,232
Options expired	(2,036)	(40,047)	(1,124,319)	(319)	(320,123)	(3,977,700)
Options closed	(2,179)	(318,546)	(12,546,603)	(1,161)	(521,931)	(11,552,898)
Outstanding options, end of year	–	75,800	$1,112,854	–	101,954	$2,041,291

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2012 attributable to foreign currency transactions, the accounting for swap agreements and the reclassification of distributions were reclassified to the following accounts:

	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond
Paid in-capital	–	–	–	–	$(12,508,802)
Undistributed (distributions in excess of) net investment income	$21,239,353	$21,963,839	$34,886	$170,699	$(106,981)
Accumulated net realized gain (loss)	$(21,239,353)	$(21,963,839)	$(34,886)	$(170,699)	$12,615,783

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 was as follows:

	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond
Ordinary income
9/30/12	$59,303,666	$96,431,486	$12,638,256	$2,086,168	$36,807,898
9/30/11	68,868,433	225,084,392	14,233,007	5,351,388	23,796,375
Long-term capital gains
9/30/12	–	–	8,032,985	521,750	–
9/30/11	8,348,050	24,278,411	7,062,685	156,541	–
Total
9/30/12	$59,303,666	$96,431,486	$20,671,241	$2,607,918	$36,807,898
9/30/11	$77,216,483	$249,362,803	$21,295,692	$5,507,929	$23,796,375

86	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

As of September 30, 2012, the tax components of accumulated net earnings were as follows:

	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond
Undistributed ordinary income	$17,473,039	$2,952,987	$10,615,951	$1,042,745	–
Undistributed long-term capital gains	10,554,529	63,810,460	10,831,233	843,750	–
Capital loss carryforwards	–	–	–	–	$(6,163,605)
Net unrealized gains[1]	31,420,477	488,648,117	33,318,318	730,376	6,378,825
Qualified late-year losses[2]	–	–	–	–	(73,481)
Total	$59,448,045	$555,411,564	$54,765,502	$2,616,871	$141,739

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending September 30, 2013.

As of September 30, 2012, the following Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	U.S. Government Bond
2015	$2,719,997
2018	3,443,608
Total	$6,163,605

During the year ended September 30, 2012, BlackRock U.S. Government Bond Portfolio utilized $27,240,830 of its capital loss carryforward.

As of September 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	GNMA	Inflation Protected Bond	Long Duration Bond	Secured Credit	U.S. Government Bond
Tax cost	$3,503,196,757	$5,000,840,223	$246,269,037	$64,578,720	$2,454,526,034
Gross unrealized appreciation	$40,599,643	$612,960,247	$33,872,704	$792,865	$29,694,715
Gross unrealized depreciation	(2,576,610)	(124,209,293)	(872,251)	(62,759)	(12,142,464)
Net unrealized appreciation	$38,023,033	$488,750,954	$33,000,453	$730,106	$17,552,251

6. Borrowings:

For the year ended September 30, 2012, the average amount of outstanding transactions considered as borrowings and the daily weighted average interest rates in treasury rolls and reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Inflation Protected Bond	$41,308,876	0.14%
Secured Credit	$563,663	0.13%
U.S. Government Bond	$40,043,865	0.30%

For the year ended September 30, 2012, the average amount of borrowings and the daily weighted average interest rates in reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
GNMA	$114,490,748	0.17%
Long Duration Bond	$1,035,082	0.11%

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the year ended September 30, 2012.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	87

Notes to Financial Statements (continued)

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in Statements of Assets and Liabilities, less any collateral held by the Funds.

	Year Ended September 30, 2012		Year Ended September 30, 2011
GNMA	Shares	Amount	Shares	Amount
BlackRock
Shares sold	4,905,138	$50,941,326	493,781	$5,150,849
Shares issued in reinvestment of dividends and distributions	83,938	871,813	8,323	85,144
Shares redeemed	(4,249,450)	(44,270,646)	(41,450)	(421,723)
Net increase	739,626	$7,542,493	460,654	$4,814,270

Institutional
Shares sold	30,997,337	$322,996,029	11,117,854	$115,380,929
Shares issued in reinvestment of dividends and distributions	1,763,554	18,337,519	2,371,000	24,207,666
Shares redeemed	(17,585,928)	(183,037,148)	(22,584,316)	(232,582,028)
Net increase (decrease)	15,174,963	$158,296,400	(9,095,462)	$(92,993,433)

Service
Shares sold	5,732,333	$59,617,303	1,860,213	$19,126,257
Shares issued in reinvestment of dividends and distributions	248,535	2,581,171	228,598	2,331,581
Shares redeemed	(1,860,824)	(19,364,945)	(2,789,569)	(28,790,613)
Net increase (decrease)	4,120,044	$42,833,529	(700,758)	$(7,332,775)

Investor A
Shares sold and automatic conversion of shares	24,301,810	$254,169,631	11,119,463	$115,874,332
Shares issued in reinvestment of dividends and distributions	1,395,646	14,570,279	1,739,607	17,838,301
Shares redeemed	(13,034,399)	(136,286,191)	(17,359,488)	(179,123,971)
Net increase (decrease)	12,663,057	$132,453,719	(4,500,418)	$(45,411,338)

Investor B
Shares sold	125,447	$1,307,379	139,048	$1,440,497
Shares issued in reinvestment of dividends and distributions	20,032	208,169	44,209	450,747
Shares redeemed and automatic conversion of shares	(313,130)	(3,266,234)	(606,780)	(6,271,746)
Net decrease	(167,651)	$(1,750,686)	(423,523)	$(4,380,502)

88	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

	Year Ended September 30, 2012		Year Ended September 30, 2011
GNMA (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	9,610,960	$100,102,141	4,757,113	$49,427,975
Shares issued in reinvestment of dividends and distributions	950,019	9,865,322	1,480,631	15,086,368
Shares redeemed	(6,743,448)	(70,211,828)	(14,594,524)	(149,983,165)
Net increase (decrease)	3,817,531	$39,755,635	(8,356,780)	$(85,468,822)
Total Net Increase (Decrease)	36,347,570	$379,131,090	(22,616,287)	$(230,772,600)

Inflation Protected Bond
BlackRock
Shares sold	13,701,244	$160,320,489	10,340,134	$114,497,767
Shares issued in reinvestment of dividends and distributions	814,719	9,513,173	2,410,590	26,088,728
Shares redeemed	(13,554,151)	(158,600,524)	(6,123,236)	(67,920,305)
Net increase	961,812	$11,233,138	6,627,488	$72,666,190

Institutional
Shares sold	91,414,134	$1,087,828,424	73,354,938	$822,556,864
Shares issued in reinvestment of dividends and distributions	2,512,341	29,919,308	5,731,202	63,257,716
Shares redeemed	(54,011,708)	(643,343,112)	(45,551,212)	(511,937,881)
Net increase	39,914,767	$474,404,620	33,534,928	$373,876,699

Service
Shares sold	3,473,872	$41,271,672	5,400,278	$60,747,650
Shares issued in reinvestment of dividends and distributions	143,859	1,710,751	436,498	4,815,437
Shares redeemed	(3,741,576)	(44,555,487)	(5,460,501)	(61,857,433)
Net increase (decrease)	(123,845)	$(1,573,064)	376,275	$3,705,654

Investor A
Shares sold	91,951,800	$1,084,730,799	88,893,756	$991,779,956
Shares issued in reinvestment of dividends and distributions	2,913,601	34,321,027	8,578,412	93,688,783
Shares redeemed	(57,432,359)	(675,725,296)	(88,363,127)	(986,435,012)
Net increase	37,433,042	$443,326,530	9,109,041	$99,033,727

Investor B
Shares sold	173,095	$2,012,959	205,767	$2,273,446
Shares issued in reinvestment of dividends and distributions	9,575	111,555	44,552	481,460
Shares redeemed	(351,455)	(4,086,512)	(487,364)	(5,385,429)
Net decrease	(168,785)	$(1,961,998)	(237,045)	$(2,630,523)

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	89

Notes to Financial Statements (continued)

	Year Ended September 30, 2012		Year Ended September 30, 2011
Inflation Protected Bond (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	16,195,630	$189,890,848	18,523,975	$206,569,545
Shares issued in reinvestment of dividends and distributions	1,045,680	12,275,419	3,380,452	36,821,256
Shares redeemed	(14,294,738)	(168,119,999)	(18,482,445)	(204,820,407)
Net increase	2,946,572	$34,046,268	3,421,982	$38,570,394
Total Net Increase	80,963,563	$959,475,494	52,832,669	$585,222,141

Long Duration Bond
BlackRock
Shares sold	957,549	$10,890,070	3,799,925	$38,822,110
Shares issued in reinvestment of dividends and distributions	1,221,723	13,965,744	1,497,993	15,658,810
Shares redeemed	(5,623,132)	(65,566,046)	(9,742,940)[1]	(107,641,765)
Net decrease	(3,443,860)	$(40,710,232)	(4,445,022)	$(53,160,845)

[1] Including (7,479,974) representing redemptions-in-kind.
Institutional
Shares sold	1,147,949	$13,495,321	4,381,994	$49,510,804
Shares issued in reinvestment of dividends and distributions	378,679	4,318,351	340,694	3,505,474
Shares redeemed	(856,850)	(10,071,790)	(531,020)	(5,619,285)
Net increase	669,778	$7,741,882	4,191,668	$47,396,993

Investor A
Shares sold	2,884,466	$34,733,478	264,467	$2,859,684
Shares issued in reinvestment of dividends and distributions	124,908	1,432,650	104,654	1,077,218
Shares redeemed	(2,196,549)	(26,169,549)	(343,474)	(3,676,804)
Net increase	812,825	$9,996,579	25,647	$260,098
Total Net Decrease	(1,961,257)	$(22,971,771)	(227,707)	$(5,503,754)

Secured Credit
Institutional
Shares sold	991,000	$10,173,456	811,578	$8,414,042
Shares issued in reinvestment of dividends	69,189	706,839	88,867	915,277
Shares redeemed	(4,703,670)	(48,045,043)	(2,617,526)	(26,903,571)
Net decrease	(3,643,481)	$(37,164,748)	(1,717,081)	$(17,574,252)

Investor A
Shares sold and automatic conversion of shares	1,006,056	$10,396,156	948,828	$9,868,886
Shares issued in reinvestment of dividends	78,457	800,394	80,335	826,539
Shares redeemed	(700,594)	(7,206,897)	(1,002,404)	(10,360,698)
Net increase	383,919	$3,989,653	26,759	$334,727

90	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

	Year Ended September 30, 2012		Year Ended September 30, 2011
Secured Credit (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	414,370	$4,246,215	617,207	$6,399,829
Shares issued in reinvestment of dividends	48,249	491,327	55,325	569,414
Shares redeemed	(482,010)	(4,953,359)	(774,281)	(7,960,556)
Net decrease	(19,391)	$(215,817)	(101,749)	$(991,313)
Total Net Decrease	(3,278,953)	$(33,390,912)	(1,792,071)	$(18,230,838)

			Period July 18, 2011[2] to September 30, 2011
U.S. Government Bond			Shares	Amount
BlackRock
Shares transferred in the reorganization[3]	–	–	1,260	$13,415
Shares sold	1,198	$13,151	–	–
Shares issued in reinvestment of dividends	–	–	6	71
Shares redeemed	(2,396)	(26,303)	(68)	(730)
Net increase (decrease)	(1,198)	$(13,152)	1,198	$12,756

			Year Ended September 30, 2011
			Shares	Amount
Institutional
Shares issued in the reorganization[3]	–	–	3,828,140	$40,756,290
Shares sold	3,631,050	$39,406,413	1,700,417	18,128,546
Shares issued in reinvestment of dividends	350,254	3,778,492	434,519	4,590,587
Shares redeemed	(4,662,551)	(50,613,264)	(6,270,686)	(66,545,754)
Net decrease	(681,247)	$(7,428,359)	(307,610)	$(3,070,331)

Service
Shares issued in the reorganization[3]	–	–	207,046	$2,203,178
Shares sold	210,318	$2,276,266	221,217	2,336,141
Shares issued in reinvestment of dividends	18,489	199,316	17,454	185,093
Shares redeemed	(443,788)	(4,780,356)	(138,502)	(1,480,583)
Net increase (decrease)	(214,981)	$(2,304,774)	307,215	$3,243,829

Investor A
Shares issued in the reorganization[3]	–	–	50,085,362	$534,526,007
Shares sold and automatic conversion of shares	14,765,804	$160,755,163	5,801,452	62,551,236
Shares issued in reinvestment of dividends	1,722,148	18,628,598	962,445	10,265,352
Shares redeemed	(18,759,078)	(204,114,074)	(11,150,803)	(120,008,457)
Net increase (decrease)	(2,271,126)	$(24,730,313)	45,698,456	$487,334,138

Investor B
Shares issued in the reorganization[3]	–	–	550,863	$5,860,580
Shares sold	80,403	$870,600	73,866	797,818
Shares issued in reinvestment of dividends	15,116	162,601	21,797	230,498
Shares redeemed and automatic conversion of shares	(545,272)	(5,909,858)	(602,085)	(6,407,623)
Net increase (decrease)	(449,753)	$(4,876,657)	44,441	$481,273

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	91

Notes to Financial Statements (concluded)

	Year Ended September 30, 2012		Period July 18, 2011[2] to September 30, 2011
U.S. Government Bond (concluded)	Shares	Amount	Shares	Amount
Investor B1
Shares transferred in the reorganization[3]	–	–	5,222,761	$55,564,431
Shares sold	298,824	$3,239,771	73,670	798,923
Shares issued in reinvestment of dividends	71,249	767,076	13,212	143,221
Shares redeemed	(3,146,292)	(34,134,314)	(904,962)	(9,825,838)
Net increase (decrease)	(2,776,219)	$(30,127,467)	4,404,681	$46,680,737

			Year Ended September 30, 2011
			Shares	Amount
Investor C
Shares issued in the reorganization[3]	–	–	5,674,303	$60,461,969
Shares sold	3,021,077	$32,854,877	1,626,992	17,585,566
Shares issued in reinvestment of dividends	192,849	2,079,421	152,147	1,614,077
Shares redeemed	(4,047,817)	(43,964,813)	(2,709,675)	(28,997,610)
Net increase (decrease)	(833,891)	$(9,030,515)	4,743,767	$50,664,002

			Period July 18, 2011[2] to September 30, 2011
			Shares	Amount
Investor C1
Shares transferred in the reorganization[3]	–	–	12,528,040	$133,491,278
Shares sold	1,653,600	$17,935,619	336,089	3,635,272
Shares issued in reinvestment of dividends	249,079	2,686,102	34,675	376,459
Shares redeemed	(2,994,962)	(32,511,823)	(994,666)	(10,827,067)
Net increase (decrease)	(1,092,283)	$(11,890,102)	11,904,138	$126,675,942

Class R
Shares transferred in the reorganization[3]	–	–	3,927,725	$41,917,862
Shares sold	1,206,959	$13,115,353	287,527	3,127,575
Shares issued in reinvestment of dividends	100,448	1,085,987	17,850	193,895
Shares redeemed	(1,704,126)	(18,502,242)	(537,480)	(5,829,027)
Net increase (decrease)	(396,719)	$(4,300,902)	3,695,622	$39,410,305
Total Net Increase (Decrease)	(8,717,417)	$(94,702,241)	70,491,908	$751,432,651

[2]	Commencement of operations.
[3]	See Note 1 regarding the reorganization.

For Secured Credit, there is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in-capital.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

92	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Long Duration Bond Portfolio, BlackRock Secured Credit Portfolio (formerly BlackRock Multi-Sector Bond Portfolio) and BlackRock U.S. Government Bond Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Long Duration Bond Portfolio, BlackRock Secured Credit Portfolio (formerly BlackRock Multi-Sector Bond Portfolio) and BlackRock U.S. Government Bond Portfolio (collectively, the “Funds”), each a series of BlackRock Funds II, as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 21, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2012:

Interest-Related Dividends for Non-U.S. Residents[1]
	Payable Dates
	October 2011 - January 2012	February 2012 - September 2012
GNMA Portfolio	100.00%	100.00%
Inflation Protected Bond Portfolio	100.00%	100.00%
Long Duration Bond Portfolio	100.00%	100.00%
Secured Credit Portfolio	100.00%	100.00%
U.S. Government Bond Portfolio	100.00%	59.04%
[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Federal Obligation Interest[2]
GNMA Portfolio	0.00%
Inflation Protected Bond Portfolio	30.70%
Long Duration Bond Portfolio	15.75%
Secured Credit Portfolio	7.05%
U.S. Government Bond Portfolio	16.53%
[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, the following Funds distributed long-term capital gains per share to shareholders of record on December 20, 2011:

Long-Term Capital Gain
Long Duration Bond Portfolio	$0.393546
Secured Credit Portfolio	$0.103263

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	93

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock GNMA Portfolio (the “GNMA Portfolio”), BlackRock Inflation Protected Bond Portfolio (the “Inflation Protected Portfolio”), BlackRock Long Duration Bond Portfolio (the “Long Duration Portfolio”), BlackRock Secured Credit Portfolio (the “Secured Credit Portfolio”) and BlackRock U.S. Government Bond Portfolio (the “U.S. Government Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Funds II (the “Trust”), met on April 10, 2012 and
May 8-9, 2012 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 10, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

94	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

At an in-person meeting held on April 10, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 10, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 8-9, 2012 Board meeting.

At an in-person meeting held on May 8-9, 2012, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to each Fund each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 10, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the GNMA Portfolio ranked in the third, second and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the GNMA Portfolio’s underperformance during the one-year period and will monitor closely the GNMA Portfolio’s performance in the coming year.

The Board noted that the Inflation Protected Portfolio ranked in the third, second and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Inflation Protected Portfolio’s underperformance during the one-year period and will monitor closely the Inflation Protected Portfolio’s performance in the coming year.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board noted that the Long Duration Portfolio ranked in the first quartile for the one-year period reported, and ranked one out of four funds and one out of three funds for the three-year and since-inception periods reported, respectively, against its Lipper Performance Universe.

The Board noted that the Secured Credit Portfolio ranked in the fourth quartile against its Lipper Performance Universe for each of the one-year and since-inception periods reported. The Board and BlackRock reviewed and discussed the reasons for the Secured Credit Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the Secured Credit Portfolio maintained a shorter duration bias relative to its peer universe throughout most of the one-year and since-inception period. While this duration stance was beneficial in the earlier half of the period, the overall impact on performance for the one-year period was negative as interest rates declined to historically low levels in the latter half as a flight to quality rally occurred due to fears of a global economic slowdown and persistent sovereign debt problems in Europe. Additionally, the Secured Credit Portfolio’s positioning in the high yield bond and investment grade corporate credit markets negatively impacted performance as those asset classes lagged Treasuries during the flight to quality rally.

The Board and BlackRock discussed BlackRock’s strategy for improving the Secured Credit Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Secured Credit Portfolio’s portfolio managers and to improve the Secured Credit Portfolio’s performance. The Board noted, in particular, that the Secured Credit Portfolio was undergoing a change in its investment strategy (such change became effective July 2, 2012) and, in that connection, was changing its name (the Fund’s former name was BlackRock Multi-Sector Bond Portfolio).

The Board noted that the U.S. Government Portfolio ranked in the third, first and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the U.S. Government Portfolio’s underperformance during the one- and five-year periods compared with its Peers. The Board was informed that, among other things, underperformance during the five-year period was primarily due to the U.S. Government Portfolio’s significant exposure to non-government debt during the financial crisis in 2008. Most notably the underperformance was due to a large allocation to non-agency mortgages and commercial mortgage backed securities, which both dramatically underperformed. For the one-year period the U.S. Government Portfolio’s underperformance compared to the peer group was primarily driven by its shorter duration positioning. The European sovereign debt crisis and growing concerns over slowing global growth drove U.S. Treasury prices higher benefitting those peers who maintained a greater exposure to Treasuries and longer durations.

The Board and BlackRock discussed BlackRock’s strategy for improving the U.S. Government Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the U.S. Government Portfolio’s portfolio managers and to improve the U.S. Government Portfolio’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the GNMA Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the GNMA Portfolio’s Peers, in each case before taking into account any

96	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

expense reimbursements or fee waivers. The Board also noted, however, that the GNMA Portfolio’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual management fee ratio paid by the GNMA Portfolio’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board further noted that the GNMA Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the GNMA Portfolio increases above certain contractually specified levels. In addition, the Board noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the GNMA Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Inflation Protected Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Inflation Protected Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Inflation Protected Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Inflation Protected Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Inflation Protected Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Long Duration Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Long Duration Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Long Duration Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Long Duration Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Long Duration Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Secured Credit Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Secured Credit Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Secured Credit Portfolio’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual management fee ratio paid by the Secured Credit Portfolio’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board further noted that the Secured Credit Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Secured Credit Portfolio increases above certain contractually specified levels. In addition, the Board noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Secured Credit Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the U.S. Government Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the U.S. Government Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the U.S. Government Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the U.S. Government Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the U.S. Government Portfolio’s total net expenses on a class-by-class basis, as applicable. Additionally, the Board noted that after discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to voluntary waive fees or reimburse expenses in order to limit, to a specified amount, the U.S. Government Portfolio’s total net expenses on a class-by-class basis, as applicable, effective June 1, 2012.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2013, and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to each Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

98	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 82 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 82 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide LLC (risk management) since 2007; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) since 2004 to 2010.	29 RICs consisting of 82 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 82 Portfolios	None

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	99

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 82 Portfolios	None

[1]  Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[2]  Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 82 Portfolios	BlackRock

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[3]  Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-ended funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

100	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resources Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the Funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Trust serve at the pleasure of the Board of Trustees.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Effective May 8, 2012, Ira P. Shapiro resigned as Secretary of the Trust and Benjamin Archibald became Secretary of the Trust.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	101

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

102	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	103

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Managed Volatility Portfolio†

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio BlackRock Total Return Fund BlackRock US Government Bond Portfolio BlackRock US Mortgage Portfolio BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	LifePath Active Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

104	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Taxable5-9/12-AR

September 30, 2012

Annual Report

BlackRock Funds II

▶  BlackRock Core Bond Portfolio

▶  BlackRock High Yield Bond Portfolio

▶  BlackRock Low Duration Bond Portfolio

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Dear Shareholder

Late in the summer of 2011, financial markets were upended by sovereign debt turmoil in the United States and Europe as well as growing concerns about the future of the global economy. Investor confidence had crumbled. However, the fourth quarter of 2011 brought improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis, gradually drawing investors back to the markets. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the eurozone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to investor sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Although global economic data continued to be mixed, the spate of downside surprises seen in the second quarter had receded and, outside of Europe, the risk of recession largely subsided. Additionally, in response to growing debt pressures, the European Central Bank allayed investors’ fears by stating its conviction to hold the eurozone together. Early in September, the European Central Bank announced a plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long-awaited – and surprisingly aggressive – stimulus program, committing to purchase $40 billion of agency mortgage-backed securities per month until the US economy exhibits enough strength to sustain real growth and improving labor market conditions. These central bank actions boosted risk assets globally as investors increased their risk appetites in their search for higher returns.

All asset classes performed well for the 12-month period ended September 30, 2012, with particularly strong returns from US stocks and high yield bonds. For the six-month period ended September 30, 2012, fixed income investments outperformed equities. US Treasury bonds posted exceptional gains by historical standards and outperformed investment-grade corporate bonds and tax-exempt municipals. High yield bonds also generated solid returns. US stocks finished the six-month period with modest gains, while international and emerging market stocks lagged other asset classes amid ongoing uncertainty. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The financial world is more uncertain than ever, but there are new avenues of opportunity – new ways to invest and new markets in which to invest. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“The financial world is more uncertain than ever, but there are new avenues of opportunity.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2012

	6-month	12-month
US large cap equities	3.43%	30.20%
(S&P 500® Index)
US small cap equities	1.60	31.91
(Russell 2000® Index)
International equities	(0.70)	13.75
(MSCI Europe, Australasia,
Far East Index)
Emerging market	(1.84)	16.93
equities (MSCI Emerging
Markets Index)
3-month Treasury	0.06	0.07
bill (BofA Merrill Lynch
3-Month US Treasury
Bill Index)
US Treasury securities	6.78	5.66
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	3.68	5.16
bonds (Barclays US
Aggregate Bond Index)
Tax-exempt municipal	4.50	8.84
bonds (S&P Municipal
Bond Index)
US high yield bonds	6.40	19.35
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2012	BlackRock Core Bond Portfolio

Investment Objective

BlackRock Core Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

  How did the Fund perform?

•	For the 12-month period ended September 30, 2012, the Fund outperformed its benchmark, the Barclays US Aggregate Bond Index.

  What factors influenced performance?

•

The Fund benefited from its diversified exposure to high-quality spread sectors, which performed well despite heightened investor anxiety during the period. Whereas the first half of the reporting period was dominated by concerns about debt problems in Europe, the latter half was dominated by uncertainty around monetary policy in both the United States and Europe. In September, accommodative policy actions from the US and European central banks alleviated anxiety and increased investors’ risk appetite, despite lackluster fundamental economic data in the United States and the continuation of severe debt problems in Europe.

•

The largest contribution to the Fund’s outperformance relative to its benchmark index was its overweight to securitized assets, including commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). Within CMBS, the Fund favored recently issued higher-quality multi-family securities, which performed well as the underlying fundamentals continued to improve in a strong rental market. Also having a positive impact was the Fund’s overweight to investment grade credit and security selection within industrials. Additional positive return contributions came from active trading in agency mortgage-backed securities (“MBS”), an allocation to the non-agency residential MBS sector, which is not represented in the benchmark index, and tactical exposures to sovereign debt and credit names in Europe.

•	Slightly detracting from performance were the Fund’s currency hedges designed to provide downside protection against a global economic slowdown and volatility resulting from European debt concerns.

  Describe recent portfolio activity.

•

Throughout the 12-month period, the Fund actively managed duration (sensitivity to interest rate movements) while maintaining a slightly short duration bias. Near the end of the period, the Fund reduced its yield curve-flattening bias, finishing the period with a neutral curve stance versus the benchmark index.

•

The Fund tactically managed its corporate credit exposure throughout the period, cautiously seeking to take advantage of relative value opportunities in industrials and financials. However, following good performance in corporate credit early in 2012, the Fund began reducing exposure to investment grade debt toward period end while adding to its securitized credit allocation. The Fund also added a small position in Italian sovereign debt as it could potentially benefit from future monetary policy support from the European Central Bank.

•

The Fund added exposure to CMBS, which continues to benefit from improving commercial real estate markets. Given a relative lack of liquidity in certain segments of the securitized market, the Fund reduced exposure to non-agency residential MBS and instead added exposure to the more liquid sectors such as auto loan ABS. The Fund also reduced its agency MBS allocation while shifting its positioning within the space toward lower-coupon and call-protected issues in light of increased refinancing activity in the mortgage market.

  Describe Fund positioning at period end.

•

As of period end, the Fund maintained a slightly more cautious stance given the likelihood of financial market volatility increasing from the recent historically low levels. Headwinds for the remainder of 2012 include uncertainty around US political elections and the “fiscal cliff” (i.e., the expiration of the Bush-era tax cuts and other provisions coupled with automatic spending cuts at the turn of the year) as well as uncertainty around bailouts for the eurozone’s most debt-laden countries; however, the US economy appears well supported by monetary policy and resilient enough to grow at a modest pace.

•

Relative to the Barclays US Aggregate Bond Index, the Fund remained generally underweight to government-related sectors in favor of non-government spread sectors. The Fund’s most significant overweights included investment grade credit, CMBS and ABS. Within the government space, the Fund maintained an underweight in US Treasuries and agency debentures, while holding an overweight in agency MBS. The Fund ended the period with a short duration versus the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	57%
Corporate Bonds	14
U.S. Treasury Obligations	13
Non-Agency Mortgage-Backed Securities	7
Asset-Backed Securities	5
Foreign Government Obligations	2
Foreign Agency Obligations	1
Preferred Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	78%
AA/Aa	3
A	8
BBB/Baa	9
BB/Ba	1
B	1
[1]Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s rating.
[2]Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

BlackRock Core Bond Portfolio

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays US Aggregate Bond Index (the benchmark).

[3]    This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended September 30, 2012

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	2.51%	4.90%	7.47%	N/A	5.64%	N/A	4.95%	N/A
Institutional	2.41	4.74	7.36	N/A	5.51	N/A	4.82	N/A
Service	2.06	4.66	7.01	N/A	5.24	N/A	4.55	N/A
Investor A	1.99	4.67	7.01	2.76%	5.24	4.39%	4.51	4.09%
Investor B	1.48	4.31	6.20	1.70	4.37	4.03	3.95	3.95
Investor C	1.36	4.31	6.26	5.26	4.47	4.47	3.68	3.68
Class R	1.83	4.53	6.82	N/A	4.93	N/A	4.19	N/A
Barclays US Aggregate Bond Index	–	3.68	5.16	N/A	6.53	N/A	5.32	N/A
[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[5]	Ending Account Value September 30, 2012	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,049.00	$2.46	$2.31	$1,000.00	$1,022.60	$2.43	$1,022.75	$2.28
Institutional	$1,000.00	$1,047.40	$3.02	$2.87	$1,000.00	$1,022.05	$2.98	$1,022.20	$2.83
Service	$1,000.00	$1,046.60	$4.86	$4.76	$1,000.00	$1,020.25	$4.80	$1,020.35	$4.70
Investor A	$1,000.00	$1,046.70	$4.71	$4.55	$1,000.00	$1,020.40	$4.65	$1,020.55	$4.50
Investor B	$1,000.00	$1,043.10	$8.33	$8.17	$1,000.00	$1,016.85	$8.22	$1,017.00	$8.07
Investor C	$1,000.00	$1,043.10	$8.43	$8.27	$1,000.00	$1,016.75	$8.32	$1,016.90	$8.17
Class R	$1,000.00	$1,045.30	$6.14	$5.98	$1,000.00	$1,019.00	$6.06	$1,019.15	$5.91
[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.48% for BlackRock, 0.59% for Institutional, 0.95% for Service, 0.92% for Investor A, 1.63% for Investor B, 1.65% for Investor C and 1.20% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.56% for Institutional, 0.93% for Service, 0.89% for Investor A, 1.60% for Investor B, 1.62% for Investor C and 1.17% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	5

Fund Summary as of September 30, 2012	BlackRock High Yield Bond Portfolio

Investment Objective

BlackRock High Yield Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

  How did the Fund perform?

•	For the 12-month period ended September 30, 2012, the Fund generated positive double-digit returns, but underperformed its benchmark, the Barclays US Corporate High Yield 2% Issuer Capped Index.

  What factors influenced performance?

•

High yield bonds performed well during the period as global sentiment improved and investors sought yield in a low interest-rate environment. The Fund benefited from security selection across the credit quality spectrum, with particular strength in mid-tier high yield credits where the Fund maintained an overweight relative to the benchmark index. The Fund’s underweight in higher-quality high yield bonds proved beneficial as these issues underperformed the mid-to-lower quality tiers of the high yield universe. From a sector perspective, security selection in the non-captive diversified financials, consumer service and electric sectors had a positive impact on performance. The Fund’s allocations to common stock and preferred securities also boosted returns for the period.

•

Relative to the benchmark index, security selection and underweights in the home construction and gaming sectors detracted from performance, as did an underweight to the banking sector and security selection among paper names. Exposure to senior secured bank loans hindered relative returns as the asset class trailed the strong performance of high yield bonds.

  Describe recent portfolio activity.

•

The Fund maintained a relatively conservative stance through the fourth quarter of 2011 until the easing of concerns around European sovereign debt problems and improving economic data lifted investor sentiment in early 2012. The Fund began adding back risk in names with appealing risk-reward characteristics as global volatility declined and credit markets rallied in the New Year. However, as risk asset prices continued to surge in 2012, the Fund moderated its degree of risk-taking. The Fund’s view on high yield remained positive, but as valuations in the market paced higher and the potential for price appreciation had largely diminished, the Fund’s holdings became increasingly focused on higher-quality income-oriented credit names with stable fundamentals and an attractive coupon rate. With global growth concerns posing additional uncertainty, the Fund continued to favor issuers in mature industries that exhibit consistent cash flows and good earnings visibility. The Fund generally remained cautious of cyclical credits that tend to be more vulnerable to slower global growth and/or macroeconomic weakness, but continued to favor select equities and equity-like assets with a positive catalyst for capital appreciation.

  Describe Fund positioning at period end.

•

At period end, the Fund remained underweight relative to the Barclays US Corporate High Yield 2% Issuer Capped Index in higher-quality high yield debt, while it was overweight in mid-tier quality and held a neutral weight in lower-quality issues. The Fund was overweight in the independent energy, chemicals and electric sectors, and underweight in banking and consumer-driven sectors such as retailers and technology. In addition to high yield bonds, the Fund also held small out-of-index allocations to floating rate loan interests (bank loans), common stocks, investment grade corporate bonds and preferred securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	78%
Floating Rate Loan Interests	14
Common Stocks	5
Preferred Securities	3

Credit Quality Allocation[1]	Percent of Long-Term Investments
A	1%
BBB/Baa	5
BB/Ba	30
B	46
CCC/Caa	9
Not Rated	9

1Using the higher of S&P’s Moody’s rating.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

BlackRock High Yield Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds.
[3]

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Performance Summary for the Period Ended September 30, 2012

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	5.73%	6.02%	18.99%	N/A	8.66%	N/A	10.71%	N/A
Institutional	5.64	6.11	18.92	N/A	8.58	N/A	10.60	N/A
Service	5.34	5.82	18.52	N/A	8.20	N/A	10.26	N/A
Investor A	5.16	5.97	18.56	13.78%	8.21	7.34%	10.22	9.77%
Investor B	4.53	5.37	17.58	13.08	7.40	7.10	9.65	9.65
Investor B1	4.87	5.55	17.94	13.94	7.72	7.42	9.71	9.71
Investor C	4.58	5.54	17.77	16.77	7.42	7.42	9.41	9.41
Investor C1	4.84	5.51	17.83	16.83	7.62	7.62	9.63	9.63
Class R	5.02	5.78	18.31	N/A	7.93	N/A	9.96	N/A
Barclays US Corporate High Yield 2% Issuer Capped Index	–	6.40	19.35	N/A	9.50	N/A	10.93	N/A
[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,060.20	$2.94	$1,000.00	$1,022.15	$2.88	0.57%
Institutional	$1,000.00	$1,061.10	$3.35	$1,000.00	$1,021.75	$3.29	0.65%
Service	$1,000.00	$1,058.20	$4.73	$1,000.00	$1,020.40	$4.65	0.92%
Investor A	$1,000.00	$1,059.70	$4.74	$1,000.00	$1,020.40	$4.65	0.92%
Investor B	$1,000.00	$1,053.70	$9.34	$1,000.00	$1,015.90	$9.17	1.82%
Investor B1	$1,000.00	$1,055.50	$7.50	$1,000.00	$1,017.70	$7.36	1.46%
Investor C	$1,000.00	$1,055.40	$8.84	$1,000.00	$1,016.40	$8.67	1.72%
Investor C1	$1,000.00	$1,055.10	$7.81	$1,000.00	$1,017.40	$7.67	1.52%
Class R	$1,000.00	$1,057.80	$6.64	$1,000.00	$1,018.55	$6.51	1.29%
[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See	“Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	7

Fund Summary as of September 30, 2012	BlackRock Low Duration Bond Portfolio

Investment Objective

BlackRock Low Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

  How did the Fund perform?

•	For the 12-month period ended September 30, 2012, the Fund outperformed its benchmark, the BofA Merrill Lynch 1-3 Year US Corporate & Government Index.

  What factors influenced performance?

•

The Fund benefited from its diversified exposure across corporate credit, securitized credit and sovereign sectors, which performed well despite heightened investor anxiety during the period. Whereas the first half of the reporting period was dominated by concerns about debt problems in Europe; the latter half was dominated by uncertainty around monetary policy in both the United States and Europe. In September, accommodative policy actions from the US and European central banks alleviated anxiety and increased investors’ risk appetite, despite lackluster fundamental economic data in the United States and the continuation of severe debt problems in Europe.

•

The Fund’s holdings appreciated amid continued spread compression in high-quality securitized sectors including commercial mortgage-backed securities (“CMBS”), agency mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”). Within CMBS and MBS, the Fund’s preference for higher quality securities had a positive impact, while in the ABS space, sub-prime auto loans and student loans performed well. Positive returns in the Fund’s sovereign debt exposure came from positions in the United States and select core European countries. The Fund’s allocations to the investment grade and high yield credit sectors also contributed positively to performance.

•

While the Fund’s overall exposure to the corporate and securitized credit sectors was a significant contributor to performance, positioning within financials and industrials detracted slightly from performance relative to the benchmark index.

  Describe recent portfolio activity.

•

During the 12-month period, the Fund maintained an overweight to credits with terms of less than five years and a bias toward higher-beta (greater sensitivity to market movements) industrial names. The Fund added to positions in CMBS and new-issue sub-prime auto ABS. The Fund also increased exposure to MBS prior to the announcement of the US Federal Reserve’s MBS purchase program, which prompted spread compression in the sector. Despite this recent rally, the Fund favors lower-coupon agency MBS over higher quality credit and agency securities.

  Describe Fund positioning at period end.

•

Relative to the BofA Merrill Lynch 1-3 Year US Corporate & Government Index, the Fund ended the period with a slightly shorter duration and a slight yield curve-flattening bias. The Fund’s positioning as of period end reflected the view that a combination of extremely accommodative monetary policy in the United States and other developed market economies as well as continued strong technical demand for spread-sector assets will support the front end of the yield curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	39%
U.S. Government Sponsored Agency Securities	21
Non-Agency Mortgage-Backed Securities	14
U.S. Treasury Obligations	14
Asset-Backed Securities	11
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	54%
AA/Aa	4
A	16
BBB/Baa	21
BB/Ba	4
B	1

[1]Using the higher of S&P’s or Moody’s rating.
[2]Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

BlackRock Low Duration Bond Portfolio

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±1 year of the duration of the BofA Merrill Lynch 1-3 Year US Corporate & Government Index (the benchmark).

[3]     An unmanaged index comprised of investment grade corporate bonds and US Government Agency and US Treasury securities with maturities ranging from 1 to 3 years.

Performance Summary for the Period Ended September 30, 2012

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	2.05%	2.63%	5.48%	N/A	3.42%	N/A	3.19%	N/A
Institutional	2.01	2.60	5.43	N/A	3.37	N/A	3.12	N/A
Service	1.66	2.41	4.93	N/A	3.02	N/A	2.78	N/A
Investor A	1.62	2.42	4.94	2.59%	2.99	2.52%	2.75	2.52%
Investor A1	1.81	2.50	5.12	4.04	3.18	2.98	2.92	2.82
Investor B	0.86	2.01	4.24	(0.26)	2.22	1.85	2.23	2.23
Investor B3	1.05	2.08	4.23	0.23	2.17	1.80	1.91	1.91
Investor C	0.94	2.05	4.31	3.31	2.25	2.25	2.01	2.01
Investor C2	1.54	2.36	4.81	3.81	2.88	2.88	2.61	2.61
Investor C3	0.89	2.01	4.23	3.23	2.17	2.17	1.92	1.92
Class R	1.20	2.20	4.48	N/A	2.47	N/A	2.22	N/A
BofA Merrill Lynch 1-3 Year US Corporate & Government Index	–	0.82	1.52	N/A	3.27	N/A	3.21	N/A
[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[5]	Ending Account Value September 30, 2012	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,026.30	$2.18	$2.08	$1,000.00	$1,022.85	$2.17	$1,022.95	$2.07
Institutional	$1,000.00	$1,026.00	$2.38	$2.28	$1,000.00	$1,022.65	$2.38	$1,022.75	$2.28
Service	$1,000.00	$1,024.10	$4.35	$4.25	$1,000.00	$1,020.70	$4.34	$1,020.80	$4.24
Investor A	$1,000.00	$1,024.20	$4.20	$4.10	$1,000.00	$1,020.85	$4.19	$1,020.95	$4.09
Investor A1	$1,000.00	$1,025.00	$3.34	$3.24	$1,000.00	$1,021.70	$3.34	$1,021.80	$3.23
Investor B	$1,000.00	$1,020.10	$8.28	$8.18	$1,000.00	$1,016.80	$8.27	$1,016.90	$8.17
Investor B3	$1,000.00	$1,020.80	$7.33	$7.22	$1,000.00	$1,017.75	$7.31	$1,017.85	$7.21
Investor C	$1,000.00	$1,020.50	$7.83	$7.73	$1,000.00	$1,017.25	$7.82	$1,017.35	$7.72
Investor C2	$1,000.00	$1,023.60	$4.86	$4.76	$1,000.00	$1,020.20	$4.85	$1,020.30	$4.75
Investor C3	$1,000.00	$1,020.10	$8.23	$8.13	$1,000.00	$1,016.85	$8.22	$1,016.95	$8.12
Class R	$1,000.00	$1,022.00	$6.37	$6.27	$1,000.00	$1,018.70	$6.36	$1,018.80	$6.26

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.43% for BlackRock, 0.47% for Institutional, 0.86% for Service, 0.83% for Investor A, 0.66% for Investor A1, 1.64% for Investor B, 1.45% for Investor B3, 1.55% for Investor C, 0.96% for Investor C2, 1.63% for Investor C3 and 1.26% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.41% for BlackRock, 0.45% for Institutional, 0.84% for Service, 0.81% for Investor A, 0.64% for Investor A1, 1.62% for Investor B, 1.43% for Investor B3, 1.53% for Investor C, 0.94% for Investor C2, 1.61% for Investor C3 and 1.24% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	9

About Fund Performance

•	BlackRock and Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Low Duration Bond Portfolio (“Low Duration Bond”), which incurs an initial sales charge of 2.25%. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor A1 Shares are subject to a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). Prior to October 2, 2006, Low Duration Bond Investor A1 Shares performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor A1 Share fees.

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than seven years reflect this conversion.

•

Investor B1 Shares are subject to a maximum CDSC of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Prior to October 2, 2006, BlackRock High Yield Bond Portfolio’s (“High Yield Bond”) Investor B1 Shares performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor B1 Share fees.

•

Investor B3 Shares are subject to a maximum CDSC of 4%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.65% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions). Prior to July 18, 2011, Low Duration Bond’s Investor B3 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B3 Share fees.

•

Investor C, Investor C1, Investor C2 and C3 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75%, 0.55%, 0.30% and 0.65% per year, respectively, and a service fee of 0.25%, 0.25%, 0.10% and 0.25% per year, respectively. Prior to October 2, 2006, High Yield Bond’s Investor C1 Shares performance results are those of Institutional

Shares (which have no distribution or service fees) restated to reflect Investor C1 Share fees. Prior to October 2, 2006, Low Duration Bond’s Investor C2 Shares performance results were those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor C2 Share fees. Prior to July 18, 2011, Low Duration Bond’s Investor C3 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C3 Share fees.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to October 2, 2006, High Yield Bond’s and BlackRock Core Bond Portfolio’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to July 18, 2011, Low Duration Bond’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Investor A1, B, B1, B3, C1, C2 and C3 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2012 and held through September 30, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	11

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, equity, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument.

The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Funds can realize on an investment, may result in lower dividends paid to shareholders or may cause the Funds to hold an investment that they might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments September 30, 2012	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
321 Henderson Receivables I LLC:
Series 2010-1A, Class A, 5.56%, 7/15/59 (a)	USD	10,441	$11,733,867
Series 2010-2A, Class A, 4.07%, 1/15/48 (a)		2,453	2,571,047
Series 2010-3A, Class A, 3.82%, 12/15/48 (a)		8,253	8,622,971
AH Mortgage Advance Co. Ltd., Series SART-3, Class 1A1, 2.98%, 3/13/43 (a)		4,825	4,856,589
AH Mortgage Advance Trust,
Series SART-1, Class A1R, 2.23%, 5/10/43 (a)		3,315	3,327,597
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17		3,450	3,601,217
Series 2012-2, Class C, 2.64%, 10/10/17		2,965	3,035,475
Series 2012-2, Class D, 3.38%, 4/09/18		4,000	4,105,112
Series 2012-3, Class C, 2.42%, 5/08/18		2,810	2,858,602
Series 2012-3, Class D, 3.03%, 7/09/18		1,860	1,886,897
Series 2012-4, Class B,
1.31%, 11/08/17		1,710	1,712,394
Series 2012-4, Class C, 1.93%, 8/08/18		2,670	2,675,180
Series 2012-4, Class D, 2.68%, 10/09/18		975	976,765
CarMax Auto Owner Trust:
Series 2012-1, Class B, 1.76%, 8/15/17		1,810	1,829,566
Series 2012-1, Class C, 2.20%, 10/16/17		1,085	1,101,484
Series 2012-1, Class D, 3.09%, 8/15/18		1,360	1,374,037
Chesapeake Funding LLC:
Series 2012-1A, Class B, 1.83%, 11/07/23 (a)(b)		2,620	2,626,760
Series 2012-1A, Class C, 2.23%, 11/07/23 (a)(b)		1,685	1,689,324
Conseco Financial Corp.,
Series 1996-7, Class A6, 7.65%, 10/15/27 (b)		49	48,774
Countrywide Asset-Backed Certificates,
Series 2007-12, Class 2A1, 0.57%, 8/25/47 (b)		955	944,272
Credit Acceptance Auto Loan Trust:
Series 2010-1, Class A, 2.06%, 4/16/18 (a)		6,005	6,006,165
Series 2012-2A, Class A, 1.52%, 3/16/20 (a)		3,875	3,874,341
DT Auto Owner Trust:
Series 2011-3A, Class C, 4.03%, 2/15/17 (a)		2,105	2,136,177
Series 2012-1A, Class B, 2.26%, 10/16/17 (a)		2,900	2,906,438
Series 2012-1A, Class C, 3.38%, 10/16/17 (a)		1,500	1,504,836
Series 2012-1A, Class D, 4.94%, 7/16/18 (a)		3,750	3,807,030
Series 2012-2A, Class B,
1.85%, 4/17/17 (a)		510	510,903

Asset-Backed Securities		Par (000)	Value
Series 2012-2A, Class C, 2.72%, 4/17/17 (a)	USD	200	$200,431
Series 2012-2A, Class D, 4.35%, 3/15/19 (a)		1,320	1,323,911
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class D, 2.41%, 9/15/15 (a)		1,560	1,578,420
Series 2011-2, Class C, 2.37%, 9/15/15		3,710	3,720,566
Series 2011-2, Class D, 2.86%, 9/15/15		2,575	2,582,187
Series 2012-1, Class C, 1.72%, 1/15/16 (b)		4,150	4,166,231
Series 2012-1, Class D, 2.32%, 1/15/16 (b)		3,890	3,915,285
Series 2012-2, Class C, 2.86%, 1/15/19		980	1,005,485
Series 2012-2, Class D, 3.50%, 1/15/19		1,725	1,755,134
Series 2012-4, Class C, 1.39%, 9/15/16		1,965	1,965,000
Series 2012-4, Class D, 2.09%, 9/15/16		3,430	3,430,000
Series 2012-5, Class C, 2.14%, 9/15/19		2,085	2,094,360
Series 2012-5, Class D, 2.73%, 9/15/19		2,980	2,992,602
GSAA Trust:
Series 2005-11, Class 2A1, 0.50%, 10/25/35 (b)		4,158	3,641,522
Series 2006-5, Class 2A1, 0.29%, 3/25/36 (b)		1,209	662,495
Home Equity Asset Trust,
Series 2007-2, Class 2A1, 0.33%, 7/25/37 (b)		1,619	1,597,526
Hyundai Auto Receivables Trust,
Series 2012-A, Class D, 2.61%, 5/15/18		2,420	2,453,911
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.25%, 1/15/24 (a)(b)		141	140,831
Nelnet Student Loan Trust,
Series 2008-3, Class A4, 2.08%, 11/25/24 (b)		5,310	5,575,659
OZLM Funding Ltd.,
Series 2012-2A, Class A1, 1.87%, 10/30/23 (a)(b)		6,920	6,920,000
PFS Financing Corp.,
Series 2012-AA, Class A, 1.42%, 2/15/16 (a)(b)		4,160	4,174,202
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class B, 1.66%, 8/15/16 (a)		5,837	5,854,582
Series 2011-S1A, Class C, 2.01%, 8/15/16 (a)		3,772	3,785,313
Series 2011-WO, Class B, 2.32%, 4/15/15 (a)		18,477	18,741,036
Series 2011-WO, Class C, 3.19%, 10/15/15 (a)		6,140	6,321,388
Santander Drive Auto Receivables Trust:
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		2,703	2,710,191
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		5,062	5,081,538
Series 2012-1, Class B, 2.72%, 5/16/16		2,110	2,149,674

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AKA	Also Known As	EURIBOR	Euro Interbank Offered Rate
AUD	Australian Dollar	FKA	Formerly Known As
BRL	Brazilian Real	GBP	British Pound
CAD	Canadian Dollar	GO	General Obligation Bonds
CBA	Canadian Bankers Acceptance	LIBOR	London Interbank Offered Rate
CNY	Chinese Yuan	MXN	Mexican Peso
DIP	Debtor In Possession	NOK	Norwegian Krone
EBITDA	Earnings Before Interest, Taxes,	RB	Revenue Bonds
	Depreciations and Amortization	TBA	To-be-announced
EUR	Euro	USD	US Dollar

See Notes to Financial Statements.

	BLACKROCK FUNDS II	SEPTEMBER 30, 2012	13

Schedule of Investments (continued)	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Series 2012-1, Class C, 3.78%, 11/15/17	USD 2,845	$2,983,264
Series 2012-2, Class C, 3.20%, 2/15/18	1,525	1,554,423
Series 2012-2, Class D, 3.87%, 2/15/18	2,315	2,382,767
Series 2012-3, Class B, 1.94%, 12/15/16	5,430	5,454,240
Series 2012-3, Class C, 3.01%, 4/16/18	7,400	7,503,844
Series 2012-3, Class D, 3.64%, 5/15/18	6,090	6,210,637
Series 2012-4, Class C, 2.94%, 12/15/17	5,135	5,246,922
Series 2012-4, Class D, 3.50%, 6/15/18	6,935	7,052,104
Series 2012-5, Class B, 1.56%, 8/15/18	4,130	4,140,775
Series 2012-5, Class C, 2.70%, 8/15/18	1,965	1,994,886
Series 2012-5, Class D, 3.30%, 9/17/18	1,665	1,711,355
Scholar Funding Trust, Series 2011-A, Class A, 1.35%, 10/28/43 (a)(b)	10,072	9,858,973
SLM Student Loan Trust:
Series 2003-B, Class A2, 0.79%, 3/15/22 (b)	5,234	5,097,429
Series 2004-B, Class A2, 0.59%, 6/15/21 (b)	8,657	8,443,772
Series 2005-B, Class A2, 0.57%, 3/15/23 (b)	3,915	3,798,337
Series 2008-5, Class A4, 2.15%, 7/25/23 (b)	7,925	8,354,345
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)	3,190	3,501,819
Series 2012-A, Class A1, 1.62%, 8/15/25 (a)(b)	2,797	2,827,216
Series 2012-B, Class A2, 3.48%, 10/15/30 (a)	10,000	10,616,730
Series 2012-C, Class A1, 1.32%, 8/15/23 (a)(b)	5,933	5,975,088
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)	10,105	10,678,196
Series 2012-D, Class A2, 2.95%, 2/15/46 (a)	11,730	12,193,312
Structured Asset Securities Corp.:
Series 2003-AL1, Class A, 3.36%, 4/25/31 (a)	1,244	1,210,518
Series 2007-BC1, Class A2, 0.27%, 2/25/37 (b)	359	352,203
Structured Receivables Finance LLC, Series 2010-B, Class A, 3.73%, 8/15/36 (a)	4,799	5,004,288
U.S. Small Business Administration, Series 2003-10A, Class 1, 4.63%, 3/10/13	2,454	2,494,085
World Financial Network Credit Card Master Trust, Series 2012-C, Class A, 2.23%, 8/15/22	8,270	8,386,779

Total Asset-Backed Securities – 10.3%		327,891,607

Corporate Bonds

Auto Components – 0.1%
BorgWarner, Inc., 4.63%, 9/15/20	2,875	3,195,275

Beverages – 0.4%
Anheuser-Busch InBev Worldwide, Inc.:
2.50%, 7/15/22	2,700	2,738,243
3.75%, 7/15/42	2,880	2,887,088
Pernod-Ricard SA:
5.75%, 4/07/21 (a)	990	1,177,843
4.45%, 1/15/22 (a)	3,620	3,990,883
5.50%, 1/15/42 (a)	2,170	2,476,191

		13,270,248

Corporate Bonds	Par (000)	Value
Capital Markets – 1.2%
Credit Suisse AG, 5.40%, 1/14/20	USD 1,064	$1,162,921
The Goldman Sachs Group, Inc., 5.75%, 1/24/22	32,519	37,457,856

		38,620,777

Commercial Banks – 1.4%
Canadian Imperial Bank of Commerce, 2.60%, 7/02/15 (a)	5,960	6,300,316
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (a)	14,280	14,690,550
HSBC Bank Plc, 3.10%, 5/24/16 (a)	6,830	7,197,365
Sparebank 1 Boligkreditt AS, 2.30%, 6/30/18 (a)	8,650	9,028,005
The Toronto-Dominion Bank, 1.63%, 9/14/16 (a)	7,555	7,810,359

		45,026,595

Consumer Finance – 0.7%
Discover Bank:
8.70%, 11/18/19	3,035	3,918,750
7.00%, 4/15/20	715	861,213
SLM Corp.:
0.75%, 1/27/14 (b)	6,750	6,555,080
3.82%, 1/31/14 (b)	3,850	3,831,559
6.25%, 1/25/16	6,974	7,566,790

		22,733,392

Containers & Packaging – 0.1%
Rock-Tenn Co., 4.00%, 3/01/23 (a)	2,670	2,713,145

Diversified Financial Services – 4.8%
Bank of America Corp.:
6.50%, 8/01/16	2,760	3,191,968
3.88%, 3/22/17	4,875	5,246,173
5.65%, 5/01/18 (c)	20,745	23,652,951
7.63%, 6/01/19	2,850	3,558,883
5.70%, 1/24/22	11,880	13,953,785
BP Capital Markets Plc:
3.88%, 3/10/15	1,200	1,289,808
3.13%, 10/01/15	3,380	3,609,157
Caisse Centrale Desjardins du Quebec:
2.55%, 3/24/16 (a)	5,030	5,348,399
1.60%, 3/06/17 (a)	5,110	5,268,410
Citigroup, Inc.:
4.59%, 12/15/15	17,130	18,586,512
4.45%, 1/10/17	1,850	2,031,999
General Electric Capital Corp.,
5.30%, 2/11/21	2,665	3,058,266
JPMorgan Chase & Co.:
3.15%, 7/05/16	4,362	4,613,639
4.50%, 1/24/22	4,455	4,941,709
3.25%, 9/23/22	10,668	10,816,221
JPMorgan Chase Bank, N.A.:
6.00%, 7/05/17	17,085	20,032,590
6.00%, 10/01/17	965	1,141,957
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (a)	2,970	3,337,389
Osprey Trust/Osprey I, Inc., 7.80%, 1/15/49 (a)(b)(d)(e)	2,375	–
Tiers Trust, Series 2012-01, 2.19%, 5/12/14 (a)(b)	18,120	18,120,000
ZFS Finance USA Trust V, 6.50%, 5/09/67 (a)(b)	2,409	2,547,518

		154,347,334

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Diversified Telecommunication Services – 0.4%
Verizon Communications, Inc.:
3.50%, 11/01/21	USD 4,350	$4,799,042
6.40%, 2/15/38	6,041	8,141,824

		12,940,866

Electric Utilities – 1.4%
Alabama Power Co., 3.95%, 6/01/21	4,490	5,073,570
Carolina Power & Light Co., 5.30%, 1/15/19	2,425	2,929,126
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18	1,191	1,610,095
5.95%, 12/15/36	1,270	1,474,403
Duke Energy Carolinas LLC, 4.25%, 12/15/41	3,240	3,415,495
Exelon Generation Co. LLC, 4.25%, 6/15/22 (a)	1,764	1,866,441
Florida Power & Light Co.:
5.95%, 2/01/38	1,410	1,923,980
5.69%, 3/01/40	400	535,022
Florida Power Corp., 5.90%, 3/01/33	780	982,446
Georgia Power Co., 3.00%, 4/15/16	4,115	4,413,070
Jersey Central Power & Light Co., 7.35%, 2/01/19	2,500	3,207,637
MidAmerican Energy Holdings Co., 6.50%, 9/15/37	875	1,171,707
PacifiCorp:
5.50%, 1/15/19	3,600	4,402,984
6.25%, 10/15/37	4,200	5,755,033
Southern California Edison Co., Series 2008-A, 5.95%, 2/01/38	1,000	1,344,481
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)	2,605	2,729,120

		42,834,610

Electronic Equipment, Instruments & Components – 0.5%
Jabil Circuit, Inc., 8.25%, 3/15/18	13,030	15,473,125

Energy Equipment & Services – 1.0%
Ensco Plc, 3.25%, 3/15/16	1,740	1,856,411
Transocean, Inc.:
5.05%, 12/15/16	7,350	8,213,309
2.50%, 10/15/17	4,235	4,258,475
6.00%, 3/15/18	10,130	11,829,115
3.80%, 10/15/22	5,189	5,215,863

		31,373,173

Food Products – 0.9%
Kraft Foods Group, Inc.:
3.50%, 6/06/22 (a)	7,855	8,299,522
5.00%, 6/04/42 (a)	3,413	3,807,464
Mondelez International, Inc.:
6.50%, 8/11/17	10,565	12,989,509
6.50%, 2/09/40	2,713	3,674,843

		28,771,338

Health Care Equipment & Supplies – 0.7%
Boston Scientific Corp.:
4.50%, 1/15/15	1,805	1,929,940
6.25%, 11/15/15	10,860	12,315,251
6.40%, 6/15/16	1,555	1,800,077
5.13%, 1/12/17	6,311	7,070,447

		23,115,715

Health Care Providers & Services – 0.2%
Coventry Health Care, Inc., 5.45%, 6/15/21	2,936	3,437,216
UnitedHealth Group, Inc., 3.38%, 11/15/21	1,380	1,471,310
WellPoint, Inc., 3.30%, 1/15/23	612	618,996

		5,527,522

Corporate Bonds	Par (000)	Value
Hotels, Restaurants & Leisure – 0.2%
Wyndham Worldwide Corp., 4.25%, 3/01/22	USD 6,080	$6,248,787

Independent Power Producers & Energy Traders – 0.2%
Ipalco Enterprises, Inc., 5.00%, 5/01/18	7,350	7,699,125

Insurance – 3.2%
Allianz Finance II BV, 5.75%, 7/08/41 (b)	EUR 3,400	4,416,749
American International Group, Inc.:
3.80%, 3/22/17	USD 7,542	8,112,266
5.45%, 5/18/17	3,790	4,321,222
4.88%, 6/01/22	5,780	6,513,811
AXA SA, 5.25%, 4/16/40 (b)	EUR 1,950	2,294,153
Hartford Life Global Funding Trusts, 0.57%, 6/16/14 (b)	USD 12,800	12,596,416
Lincoln National Corp., 7.00%, 6/15/40	2,500	3,115,027
Manulife Financial Corp., 3.40%, 9/17/15	11,650	12,198,529
Metropolitan Life Global Funding I:
2.50%, 1/11/13 (a)	11,365	11,427,360
5.13%, 6/10/14 (a)	3,625	3,887,646
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)	EUR 2,500	3,471,048
New York Life Global Funding, 5.25%, 10/16/12 (a)	USD 4,825	4,833,710
Pricoa Global Funding I, 5.40%, 10/18/12 (a)	3,950	3,957,521
Prudential Financial, Inc.:
4.75%, 9/17/15	7,995	8,804,909
7.38%, 6/15/19	2,760	3,490,293
5.38%, 6/21/20	3,470	4,011,282
4.50%, 11/15/20	4,840	5,382,656

		102,834,598

Life Sciences Tools & Services – 0.0%
Life Technologies Corp., 6.00%, 3/01/20	635	755,292

Media – 3.8%
CBS Corp.:
4.63%, 5/15/18	1,635	1,860,792
8.88%, 5/15/19	3,650	4,892,438
5.75%, 4/15/20	2,610	3,138,092
Comcast Cable Communications Holdings, Inc.,
9.46%, 11/15/22	2,050	3,060,724
Comcast Corp.:
5.88%, 2/15/18	4,079	4,962,418
4.65%, 7/15/42	9,801	10,483,238
COX Communications, Inc., 8.38%, 3/01/39 (a)	8,375	12,751,306
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
6.38%, 3/01/41	2,255	2,639,904
5.15%, 3/15/42	1,920	1,953,362
Discovery Communications LLC, 3.70%, 6/01/15	1,990	2,128,665
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17	13,030	14,479,587
NBCUniversal Media LLC:
5.15%, 4/30/20	9,964	11,808,177
2.88%, 1/15/23	2,540	2,535,352
News America, Inc., 7.63%, 11/30/28	850	1,093,473
TCI Communications, Inc., 7.88%, 2/15/26	2,540	3,657,879
Time Warner Cable, Inc.:
5.50%, 9/01/41	3,410	3,858,708
4.50%, 9/15/42	10,452	10,423,539
Time Warner, Inc., 4.70%, 1/15/21	2,170	2,492,382
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	19,931	21,824,445

		120,044,481

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	15

Schedule of Investments (continued)	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Multiline Retail – 0.6%
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16	USD 7,875	$9,193,960
7.45%, 7/15/17	7,386	9,132,516

		18,326,476

Multi-Utilities – 0.3%
CenterPoint Energy, Inc., 6.50%, 5/01/18	1,500	1,800,847
Dominion Resources, Inc., 1.95%, 8/15/16	5,432	5,614,233
SCANA Corp., 4.13%, 2/01/22	2,000	2,052,620

		9,467,700

Oil, Gas & Consumable Fuels – 2.4%
Anadarko Petroleum Corp.:
5.95%, 9/15/16	13,025	15,092,041
6.38%, 9/15/17	6,357	7,664,114
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20	3,140	3,725,095
Energy Transfer Partners LP, 6.50%, 2/01/42	7,790	8,989,115
Enterprise Products Operating LLC, Series L, 6.30%, 9/15/17	4,800	5,838,331
EOG Resources, Inc., 2.63%, 3/15/23	4,607	4,656,654
Nexen, Inc.:
6.40%, 5/15/37	1,820	2,310,321
7.50%, 7/30/39	7,075	10,082,575
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/01/19	840	1,129,509
Pride International, Inc., 6.88%, 8/15/20	2,435	3,082,527
Valero Energy Corp., 6.63%, 6/15/37	2,060	2,486,348
Western Gas Partners LP:
5.38%, 6/01/21	6,316	7,178,766
4.00%, 7/01/22	2,850	2,971,467
The Williams Cos., Inc., 7.88%, 9/01/21	1,375	1,802,808

		77,009,671

Paper & Forest Products – 0.9%
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)	13,030	14,021,531
International Paper Co.:
4.75%, 2/15/22	5,405	6,137,496
6.00%, 11/15/41	5,640	6,872,543

		27,031,570

Pharmaceuticals – 0.2%
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21	1,750	1,897,025
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	4,250	4,607,059

		6,504,084

Real Estate Investment Trusts (REITs) – 0.3%
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21	2,720	2,989,364
Vornado Realty LP, 5.00%, 1/15/22	6,845	7,574,116

		10,563,480

Road & Rail – 0.3%
Burlington Northern Santa Fe LLC:
3.05%, 9/01/22	5,785	5,987,585
4.38%, 9/01/42	2,262	2,393,225

		8,380,810

Tobacco – 0.2%
Philip Morris International, Inc.:
4.88%, 5/16/13	2,965	3,046,241
6.88%, 3/17/14	900	983,241
4.50%, 3/26/20	2,800	3,286,861

		7,316,343

Corporate Bonds	Par (000)	Value
Wireless Telecommunication Services – 1.2%
America Movil SAB de CV:
2.38%, 9/08/16	USD 7,285	$7,580,691
3.13%, 7/16/22	3,063	3,156,366
4.38%, 7/16/42	2,765	2,867,758
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)	16,615	20,010,840
SBA Tower Trust, 5.10%, 4/15/42 (a)	3,490	3,889,183

		37,504,838

Total Corporate Bonds – 27.6%		879,630,370

Foreign Agency Obligations

Eksportfinans ASA, 5.50%, 5/25/16	1,835	1,871,700
Hydro Quebec:
8.40%, 1/15/22	7,595	10,952,104
8.05%, 7/07/24	18,860	27,937,922
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	6,400	6,450,560
Petrobras International Finance Co.:
3.88%, 1/27/16	14,340	15,168,995
5.75%, 1/20/20	20,420	23,274,675

Total Foreign Agency Obligations – 2.7%		85,655,956

Foreign Government Obligations

Germany – 1.4%
Federal Republic of Germany, 0.10%, 4/15/23	EUR 33,375	46,090,423

Italy – 2.0%
Buoni Poliennali Del Tesoro:
4.75%, 6/01/17	31,770	42,148,385
5.25%, 8/01/17	8,030	10,903,043
2.10%, 9/15/21	6,585	7,904,024
2.55%, 9/15/41	1,780	1,836,921

		62,792,373

Mexico – 0.3%
United Mexican States:
5.63%, 1/15/17	USD 4,800	5,611,200
5.13%, 1/15/20	1,850	2,210,750
7.50%, 4/08/33	640	974,400

		8,796,350

Poland – 0.1%
Republic of Poland, 5.13%, 4/21/21	2,970	3,460,050

Total Foreign Government Obligations – 3.8%		121,139,196

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations – 2.3%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A, 3.08%, 10/25/34 (b)	821	785,434
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A17, 6.00%, 6/25/35	19,145	18,544,999
Series 2006-OA21, Class A1, 0.41%, 3/20/47 (b)	3,738	2,241,741

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.76%, 2/25/35 (b)	USD 964	$869,328
Series 2006-OA5, Class 2A1, 0.42%, 4/25/46 (b)	4,407	2,824,642
Series 2006-OA5, Class 3A1, 0.42%, 4/25/46 (b)	5,512	3,789,648
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 2A1, 2.62%, 7/27/36 (a)(b)	7,409	7,298,215
Series 2011-4R, Class 5A1, 5.07%, 5/27/36 (a)(b)	11,029	10,530,993
Series 2011-4R, Class 6A1, 2.95%, 5/27/36 (a)(b)	2,319	2,213,980
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR3, Class 3A1, 2.60%, 8/25/35 (b)	2,185	1,963,012
FREMF Mortgage Trust:
Series 2012-K705, Class B, 4.31%, 9/25/44 (a)(b)	2,570	2,725,503
Series 2012-K706, Class C, 4.16%, 11/25/44 (a)(b)	1,435	1,374,859
HomeBanc Mortgage Trust:
Series 2005-4, Class A1, 0.49%, 10/25/35 (b)	7,287	5,283,671
Series 2006-2, Class A1, 0.40%, 12/25/36 (b)	1,468	1,010,492
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%, 6/25/21	1,141	1,107,296
Series 2007-S1, Class 1A2, 5.50%, 3/25/22	896	891,166
MortgageIT Trust, Series 2004-1, Class A1, 1.00%, 11/25/34 (b)	2,259	2,146,987
Residential Accredit Loans, Inc.,
Series 2006-QO2, Class A1, 0.44%, 2/25/46 (b)	4,306	1,950,750
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-16, Class 3A1, 2.84%, 11/25/34 (b)	6,286	6,216,250

		73,768,966

Commercial Mortgage-Backed Securities – 9.7%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)	514	529,975
Series 2007-3, Class AM, 5.89%, 6/10/49 (b)	3,840	4,069,210
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2007-1, Class A4, 5.45%, 1/15/49	8,805	10,158,945
Series 2007-3, Class A4, 5.89%, 6/10/49 (b)	1,565	1,795,877
Series 2007-4, Class A3, 5.99%, 2/10/51 (b)	5,872	6,091,415
Banc of America Re-Remic Trust,
Series 2012-CLRN, Class A, 1.39%, 8/15/29 (a)(b)	2,484	2,499,401
Bear Stearns Commercial Mortgage Securities,
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (b)	990	1,054,095
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.22%, 8/15/48	1,950	2,189,743
Commercial Mortgage Loan Trust,
Series 2008-LS1, Class A4B, 6.20%, 12/10/49 (b)	3,730	4,413,929

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Pass-Through Certificates:
Series 2006-C8, Class AM, 5.35%, 12/10/46	USD 4,316	$4,613,760
Series 2007-C4, Class A3, 5.96%, 9/15/39 (b)	5,045	5,270,925
Series 2008-C1, Class A2, 6.41%, 2/15/41 (b)	4,185	4,425,767
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)	8,385	8,678,475
Credit Suisse Mortgage Capital Certificates:
Series 2006-C4, Class A3, 5.47%, 9/15/39	2,695	3,040,523
Series 2010-RR2, Class 2A, 5.96%, 9/15/39 (a)(b)	10,710	12,186,748
Deutsche Bank ReREMIC Trust:
Series 2011-C32, Class A3A, 5.94%, 6/17/49 (a)(b)	3,115	3,610,690
Series 2012-EZ1, Class A, 0.95%, 9/24/45 (a)	14,405	14,430,884
Extended Stay America Trust, Series 2010-ESHA,
Class D, 5.50%, 11/05/27 (a)	1,950	1,965,551
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2, 5.42%, 12/10/49	9,462	9,466,873
GMAC Commercial Mortgage Securities, Inc.:
Series 2003-C2, Class A2, 5.64%, 5/10/40 (b)	23,915	24,663,276
Series 2003-C3, Class A3, 4.65%, 4/10/40	12	12,223
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class A4, 5.74%, 12/10/49	1,800	2,099,621
Series 2007-GG9, Class A2, 5.38%, 3/10/39	13,745	14,185,677
GS Mortgage Securities Corp. II:
Series 2006-GG8, Class AM, 5.59%, 11/10/39	1,470	1,612,475
Series 2007-GG10, Class A4, 5.98%, 8/10/45 (b)	3,424	3,920,740
Series 2012-ALOH, Class A, 3.55%, 4/10/34 (a)	9,640	10,412,203
Series 2012-SHOP, Class A, 2.93%, 6/05/31 (a)	3,650	3,838,621
Series 2012-SHOP, Class C, 3.63%, 6/05/31 (a)	1,670	1,710,140
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-CB8, Class A1A, 4.16%, 1/12/39 (a)	8,064	8,323,306
Series 2004-LN2, Class A2, 5.12%, 7/15/41	4,370	4,647,364
Series 2006-CB14, Class AM, 5.64%, 12/12/44 (b)	2,390	2,490,256
Series 2007-CB18, Class A3, 5.45%, 6/12/47	721	766,729
Series 2007-CB20, Class AM, 6.09%, 2/12/51 (b)	8,198	9,117,693
Series 2007-LD11, Class A2, 5.99%, 6/15/49 (b)	10,156	10,490,190
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)	4,215	4,583,701
Series 2012-CBX, Class A4, 3.48%, 6/16/45	1,850	2,012,730
Series 2012-HSBC, Class D, 4.67%, 7/05/32 (a)(b)	1,500	1,602,969

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	17

Schedule of Investments (continued)	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
LB-UBS Commercial Mortgage Trust:
Series 2007-C1, Class AM, 5.46%, 2/15/40	USD 2,740	$2,945,092
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)	9,120	10,779,594
Series 2007-C7, Class A3, 5.87%, 9/15/45 (b)	8,285	9,868,678
Merrill Lynch Mortgage Trust:
Series 2003-KEY1, Class A4, 5.24%, 11/12/35 (b)	7,100	7,387,479
Series 2004-KEY2, Class A4, 4.86%, 8/12/39 (b)	2,000	2,136,844
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, 9/12/49	1,540	1,747,683
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class A2, 3.28%,10/15/22 (a)	2,670	2,736,528
Morgan Stanley Capital I, Inc.:
Series 2004-HQ4, Class A7, 4.97%, 4/14/40	2,500	2,651,597
Series 2007-HQ12, Class A2FX, 5.76%, 4/12/49 (b)	3,022	3,175,909
Series 2007-IQ15, Class AM, 6.08%, 6/11/49 (b)	4,145	4,366,774
Morgan Stanley ReREMIC Trust:
Series 2009-IO, Class A1, 3.00%, 7/17/56 (a)	1,339	1,342,188
Series 2011-IO, Class A, 2.50%, 3/23/51 (a)	5,464	5,508,705
Series 2012-XA, Class A, 2.00%, 7/27/49	6,117	6,170,507
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.12%, 2/16/51 (a)(b)	5,200	6,124,903
S2 Hospitality LLC, Series 2012-LV1, Class A, 4.50%, 4/15/25 (a)	4,374	4,398,340
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, 3.09%, 8/10/49	4,395	4,573,296
Wachovia Bank Commercial Mortgage Trust, Series 2003-C6,Class A4, 5.13%, 8/15/35 (b)	19,398	19,901,111
Wells Fargo Reremic Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)	6,231	6,207,751

		309,005,679

Interest Only Commercial Mortgage-Backed Securities – 0.4%
Commercial Mortgage Pass- Through Certificates, Series 2012-CR1,Class XA, 2.45%, 5/15/45 (b)	43,908	6,061,477
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1997-C1, Class AX, 1.31%, 6/20/29 (a)(b)	3,615	66,333
Series 1997-C2, Class AX, 0.29%, 1/17/35 (b)	1,480	2,519
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class XA, 2.23%, 6/16/45 (b)	20,477	2,388,900
Morgan Stanley Capital I, Inc., Series 2012-C4, Class XA, 2.89%, 3/15/45 (a)(b)	39,861	5,816,543
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.35%, 5/25/36 (a)(b)	12,138	215,071

		14,550,843

Total Non-Agency Mortgage-Backed Securities –12.4%		397,325,488

Preferred Securities	Par (000)	Value

Capital Trusts
Capital Markets – 0.2%
State Street Capital Trust III, 5.38% (b)(f)	USD 4,220	$4,220,549
State Street Capital Trust IV, 1.39%, 6/01/77 (b)	710	525,941

		4,746,490

Commercial Banks – 0.2%
Fifth Third Capital Trust IV, 6.50%, 4/15/37 (b)	4,930	4,942,325

Consumer Finance – 0.2%
Capital One Capital VI, 8.88%, 5/15/40	5,825	5,922,639

Insurance – 0.6%
American International Group, Inc., 8.18%, 5/15/58 (b)	1,665	2,037,544
MetLife Capital Trust IV, 7.88%, 12/15/37 (a)	5,325	6,283,500
Prudential Financial, Inc., 5.88%, 9/15/42 (b)	6,026	6,176,650
Swiss Re Capital I LP, 6.85% (a)(b)(f)	5,575	5,672,563
XL Group Plc, 6.50% (b)(f)	507	466,440

		20,636,697

Total Capital Trusts – 1.2%		36,248,151

Trust Preferreds	Shares
Diversified Financial Services – 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40	133,685	3,723,127

Total Preferred Securities – 1.3%		39,971,278

Project Loans	Par (000)
Federal Housing Authority:
USGI Project, Series 56, 7.46%, 1/01/23	USD 83	$80,961
USGI Project, Series 87, 7.43%, 12/01/22	63	61,392

Total Project Loans – 0.0%		142,353

Taxable Municipal Bonds
New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43	4,120	4,863,660
5.50%, 6/15/43	4,935	5,894,463

Total Taxable Municipal Bonds – 0.3%		10,758,123

U.S. Government Sponsored Agency Securities

Agency Obligations – 3.5%
Fannie Mae:
1.83%, 10/09/19 (g)	12,125	10,666,096
4.63%, 5/01/13	16,430	16,856,966
6.63%, 11/15/30	1,500	2,301,765
Federal Farm Credit Bank, 2.63%, 4/17/14	14,000	14,506,912
Federal Home Loan Bank, 5.63%, 6/13/16	4,550	5,320,361
Freddie Mac:
3.75%, 3/27/19	10,765	12,545,004
5.50%, 8/23/17	3,500	4,294,013
Resolution Funding Corp. Interest Strip:
1.20%, 7/15/18 (g)	4,575	4,268,731
1.26%, 10/15/18 (g)	4,575	4,240,988

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Agency Obligations (concluded)
Small Business Administration Participation Certificates:
Series 1996-20B, Class 1, 6.38%, 2/01/16	USD	267	$280,933
Series 1996-20H, 7.25%, 8/01/16		230	245,044
Series 1996-20J, 7.20%, 10/01/16		156	166,872
Series 1996-20K, 6.95%, 11/01/16		439	467,854
Series 1997-20B, Class 1, 7.10%, 2/01/17		484	526,789
Series 1997-20F, Class 1, 7.20%, 6/01/17		115	125,978
Series 1997-20G, Class 1, 6.85%, 7/01/17		755	819,274
Tennessee Valley Authority, 5.25%, 9/15/39		24,965	33,094,153

			110,727,733

Collateralized Mortgage Obligations – 2.0%
Fannie Mae:
Series 2002-T6, Class A1, 3.31%, 2/25/32		617	639,117
Series 2004-88, Class HA, 6.50%, 7/25/34		1,086	1,161,070
Series 2005-29, Class AT, 4.50%, 4/25/35		381	405,007
Series 2005-29, Class WB, 4.75%, 4/25/35		1,581	1,716,487
Series 2005-48, Class AR, 5.50%, 2/25/35		1,688	1,859,470
Series 2005-62, Class CQ, 4.75%, 7/25/35		2,079	2,216,602
Series 2006-M2, Class A2A, 5.27%, 10/25/32 (b)		18,687	21,471,155
Freddie Mac:
Series 1591, Class PK, 6.35%, 10/15/23		2,061	2,301,340
Series 2594, Class TV, 5.50%, 3/15/14		1,437	1,477,576
Series 2825, Class VP, 5.50%, 6/15/15		1,337	1,394,679
Series 2864, Class NA, 5.50%, 1/15/31		1,861	1,902,222
Series 2996, Class MK, 5.50%, 6/15/35		55	61,501
Series K013, Class A2, 3.97%, 1/25/21 (b)		9,120	10,532,159
Series K017, Class A2, 2.87%, 12/25/21		17,095	18,269,444

			65,407,829

Federal Deposit Insurance Corporation Guaranteed – 0.3%
General Electric Capital Corp., 2.13%, 12/21/12		8,490	8,526,431

Interest Only Collateralized Mortgage Obligations – 0.3%
Fannie Mae:
Series 2011-123, Class CS, 6.39%, 10/25/41 (b)		20,069	2,860,754
Series 2012-94, Class IK, 4.00%, 9/25/42		20,077	3,351,292
Freddie Mac:
Series K019, Class X1, 1.89%, 3/25/22 (b)		9,878	1,213,919
Series K707, Class X1, 1.70%, 12/25/18 (b)		21,745	1,763,909
Series K710, Class X1, 1.92%, 5/25/19 (b)		16,511	1,613,847

			10,803,721

Mortgage-Backed Securities – 104.4%
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/27 (h)		245,200	257,555,250
2.67%, 12/01/34 (b)		1,303	1,398,929
3.00%, 10/01/27-10/01/42 (h)		274,900	290,655,251

U.S. Government Sponsored Agency Securities	Par (000)			Value
Mortgage-Backed Securities (concluded)
3.05%, 3/01/41 (b)	USD	2,194		$2,302,335
3.15%, 3/01/41 (b)		2,797		2,931,040
3.30%, 12/01/40 (b)		4,493		4,764,835
3.33%, 6/01/41 (b)		9,076		9,616,973
3.48%, 9/01/41 (b)		6,713		7,108,178
3.50%, 11/01/26-10/01/42 (h)		237,392		254,594,842
4.00%, 2/01/25-10/01/42 (h)		303,390		326,860,488
4.50%, 2/01/25-10/01/42 (h)		544,723		591,739,331
4.79%, 8/01/38 (b)		1,258		1,351,400
5.00%, 9/01/33-10/01/42 (h)		323,430		352,839,056
5.50%, 9/01/13-10/01/42 (h)		138,293		152,002,450
6.00%, 5/01/16-10/01/42 (h)		395,163		437,175,963
6.50%, 5/01/40		20,083		22,884,566
7.00%, 7/01/13-6/01/32		211		227,351
Freddie Mac Mortgage-Backed Securities:
3.02%, 2/01/41 (b)		3,671		3,853,391
3.50%, 10/01/27-10/01/42 (h)		33,400		35,666,937
4.00%, 10/01/27-10/01/42 (h)		88,200		94,608,843
4.50%, 10/01/42 (h)		133,200		143,190,000
5.00%, 10/01/36-5/01/39		35,998		39,155,683
5.15%, 11/01/38 (b)		275		296,927
5.50%, 4/01/13-1/01/40		31,097		33,906,504
6.00%, 12/01/13-12/01/32		2,131		2,287,912
6.50%, 8/01/13-7/01/17		42		45,031
8.00%, 11/01/22-10/01/25		6		6,872
Ginnie Mae Mortgage-Backed Securities:
3.50%, 9/20/42-10/15/42 (h)		46,600		50,999,382
4.00%, 1/15/41-10/15/42 (h)		49,468		54,560,585
4.50%, 5/20/40-10/15/42 (h)		96,033		106,325,346
5.00%, 10/20/39-10/15/42 (h)		45,319		50,147,576
5.50%, 3/15/32-11/15/33		25		27,785
6.00%, 12/15/36		444		503,866
7.00%, 3/15/13		–	(i)	148
7.50%, 11/15/29		1		512
9.00%, 7/15/18		1		661
9.50%, 11/15/16		6		6,594

				3,331,598,793

Principal Only Collateralized Mortgage Obligations – 0.0%
Fannie Mae, Series 1989-16, Class B, 0.91%, 3/25/19 (g)		29		27,024

Total U.S. Government Sponsored Agency Securities – 110.5%				3,527,091,531

U.S. Treasury Obligations
U.S. Treasury Bonds, 2.75%, 8/15/42 (j)		90,183		88,688,897
U.S. Treasury Inflation Indexed Bonds:
2.13%, 2/15/41		14,697		21,589,741
0.75%, 2/15/42		8,264		8,978,547
U.S. Treasury Inflation Indexed Notes, 0.13%, 4/15/17-7/15/22		21,650		23,438,763
U.S. Treasury Notes:
0.25%, 8/31/14-9/15/15 (j)		418,722		418,370,571
0.63%, 8/31/17 (j)		121,188		121,263,843
1.00%, 8/31/19 (j)		132,515		132,183,712
1.63%, 8/15/22 (j)		7,208		7,199,915

Total U.S. Treasury Obligations – 25.7%				821,713,989

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	19

Schedule of Investments (continued)	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

			Value
Total Long-Term Investments (Cost – $6,072,862,531) – 194.6%			$6,211,319,891

Options Purchased	Contracts
Exchange-Traded Call Options – 0.0%
Euro Dollar (3 Year) Mid-Curve, Strike Price USD 98.875, Expires 11/16/12		1,426	926,900

Options Purchased	Notional Amount (000)
Over-the-Counter Barrier Options – 0.0%
GBP Currency Put/USD Currency Call, Strike Price USD 1.62, Barrier Price USD 1.58, Expires 10/17/12, Broker BNP Paribas SA	GBP	2,311	$13,805
USD Currency Put/BRL Currency Call, Strike Price BRL 2.05, Barrier Price BRL 2.01, Expires 10/09/12, Broker Barclays Plc	USD	3,301	15,350

			29,155

Over-the-Counter Put Options – 0.0%
AUD Currency, Strike Price USD 1.01, Expires 10/12/12, Broker Citigroup, Inc.	AUD	7,180	4,481

Over-the-Counter Interest Rate Call Swaptions – 0.0%
Receive a fixed rate of 1.07% and pay a floating rate based on 3-month LIBOR, Expires 7/25/13, Broker Deutsche Bank AG	USD	90,000	867,060
Receive a fixed rate of 1.16% and pay a floating rate based on 3-month LIBOR, Expires 7/11/13, Broker Citigroup, Inc.		5,400	68,733
Receive a fixed rate of 1.55% and pay a floating rate based on 3-month LIBOR, Expires 12/14/12, Broker JPMorgan Chase & Co.		18,800	82,750
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, Expires 11/09/12, Broker Bank of America Corp.		20,100	55,585
Receive a fixed rate of 2.68% and pay a floating rate based on 3-month LIBOR, Expires 3/11/13, Broker Citigroup, Inc.		8,800	450,140

			1,524,268

Over-the-Counter Interest Rate Put Swaptions – 0.1%
Pay a fixed rate of 1.07% and receive a floatingrate based on 3-month LIBOR, Expires 7/25/13, Broker Deutsche Bank AG		90,000	770,445
Pay a fixed rate of 1.16% and receive a floatingrate based on 3-month LIBOR, Expires 7/11/13, Broker Citigroup, Inc.		5,400	35,414
Pay a fixed rate of 2.13% and receive a floatingrate based on 3-month LIBOR, Expires 3/21/13, Broker Deutsche Bank AG		54,300	8,997
Pay a fixed rate of 2.30% and receive a floatingrate based on 3-month LIBOR, Expires 11/23/12, Broker Citigroup, Inc.		25,300	17,968
Pay a fixed rate of 2.68% and receive a floatingrate based on 3-month LIBOR, Expires 3/11/13, Broker Citigroup, Inc.		8,800	410,630
Pay a fixed rate of 4.50% and receive a floatingrate based on 3-month LIBOR, Expires 3/20/17, Broker Deutsche Bank AG		19,100	468,546

			1,712,000

Total Options Purchased (Cost – $5,813,188) – 0.1%			4,196,804

Total Investments Before TBA Sale Commitments and Options Written (Cost – $6,078,675,719) – 194.7%			6,215,516,695

TBA Sale Commitments (h)	Par (000)		Value
Fannie Mae Mortgage-Backed Securities:
0.43%, 10/01/27	USD	15,800	$(16,896,125)
2.50%, 10/01/27		225,900	(237,305,328)
3.00%, 10/01/27-10/01/42		210,500	(222,693,126)
3.50%, 10/01/27-10/01/42		190,900	(204,332,969)
4.50%, 10/01/27-10/01/42		474,600	(513,537,937)
4.00%, 10/01/42		209,500	(225,670,781)
5.00%, 10/01/42		279,800	(304,916,969)
5.50%, 10/01/42		77,700	(85,178,625)
6.00%, 10/01/42		335,000	(369,797,188)
Freddie Mac Mortgage-Backed Securities:
4.00%, 10/01/42		38,700	(41,590,406)
4.50%, 10/01/42		66,600	(71,615,812)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 10/15/42		20,500	(22,409,062)
4.00%, 10/15/42		10,300	(11,355,750)
4.50%, 10/15/42		21,400	(23,540,000)

Total TBA Sale Commitments (Proceeds – $2,344,767,996) – (73.6)%			(2,350,840,078)

Options Written	Contracts
Exchange-Traded Call Options – (0.0)%
Euro Dollar (3 Year) Mid-Curve, Strike Price USD 99.125, Expires 11/16/12		2,139	(441,169)

Options Written	Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions – (0.8)%
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/10/14, Broker Bank of America Corp.	USD	36,800	(215,181)
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Bank of America Corp.		47,000	(275,505)
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/14/14, Broker Bank of America Corp.		36,700	(215,246)
Pay a fixed rate of 1.25% and receive a floating rate based on 3-month LIBOR, Expires 6/20/14, Broker Barclays Plc		24,800	(278,477)
Pay a fixed rate of 1.43% and receive a floating rate based on 3-month LIBOR, Expires 7/28/14, Broker Deutsche Bank AG		16,200	(254,489)
Pay a fixed rate of 3.65% and receive a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase & Co.		8,600	(838,854)
Pay a fixed rate of 4.90% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		44,800	(12,829,031)
Pay a fixed rate of 4.92% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		40,000	(11,544,316)

			(26,451,099)

Over-the-Counter Interest Rate Put Swaptions – (0.1)%
Receive a fixed rate of 1.43% and pay a floating rate based on 3-month LIBOR, Expires 7/28/14, Broker Deutsche Bank AG		16,200	(277,143)
Receive a fixed rate of 1.95% and pay a floating rate based on 3-month LIBOR, Expires 7/16/14, Broker Citigroup, Inc.		29,000	(266,719)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/10/14, Broker Bank of America Corp.		36,800	(314,898)

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Interest Rate Put Swaptions (concluded)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Bank of America Corp.	USD	47,000	$(403,443)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/14/14, Broker Bank of America Corp.		36,700	(316,460)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, Expires 6/20/14, Broker Barclays Plc		24,800	(149,606)
Receive a fixed rate of 3.65% and pay a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase & Co.		8,600	(357,182)
Receive a fixed rate of 4.90% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		44,800	(22)
Receive a fixed rate of 4.92% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		40,000	(20)
Receive a fixed rate of 6.00% and pay a floating rate based on 3-month LIBOR, Expires 3/20/17, Broker Deutsche Bank AG		38,200	(414,107)

			(2,499,600)

Total Options Written (Premiums Received – $16,190,279) – (0.9)%			(29,391,868)

Total Investments Net of TBA Sale Commitments and Options Written – 120.2%			3,835,284,749
Liabilities in Excess of Other Assets – (20.2)%			(643,545,256)

Net Assets – 100.0%			$3,191,739,493

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	All or a portion of security has been pledged as collateral in connection with swaps.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(h)	Represents or includes a TBA transaction. Unsettled TBA transactions as of September 30, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	$(106,993,750)	$(1,423,383)
Barclays Plc	$(6,052,094)	$157,899
BNP Paribas SA	$(4,713,688)	$(53,629)
Citigroup, Inc.	$231,222,672	$1,743,227
Credit Suisse Group AG	$(160,766,813)	$(362,508)
Deutsche Bank AG	$(245,791,125)	$(241,855)
Goldman Sachs Group, Inc.	$(58,001,031)	$(648,722)
JPMorgan Chase & Co.	$200,786,375	$2,175,500
Morgan Stanley	$112,038,599	$215,865
Nomura Securities International, Inc.	$78,736,703	$7,687
Royal Bank of Scotland Group Plc	$(20,476,000)	$99,843
UBS AG	$20,708,469	$83,984
Wells Fargo & Co.	$22,620,938	$98,437

(i)	Par is less than $500.
(j)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
—	Investments in issuers considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Net Activity	Shares Held at September 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	–	–	–	$16,583

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Reverse repurchase agreements outstanding as of September 30, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Credit Suisse Group AG	(0.18)%	9/28/12	10/01/12	$14,471,889	$14,471,672
Bank of America Corp.	0.11%	9/28/12	10/01/12	120,288,273	120,289,376
Credit Suisse Group AG	0.09%	9/28/12	10/01/12	132,183,713	132,184,704
BNP Paribas SA	0.27%	9/28/12	10/01/12	89,506,131	89,508,145
Deutsche Bank AG	0.28%	9/28/12	10/01/12	124,843,750	124,846,663

Total				$481,293,756	$481,300,560

—	Foreign currency exchange contracts as of September 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counter- party	Settlement Date	Unre- alized Appre- ciation (Depre- ciation)
EUR	12,263,000	USD	15,759,917	Royal Bank of Scotland Group Plc	10/01/12	$ (1,352)
BRL	688,285	USD	338,957	Citigroup, Inc.	10/02/12	560
BRL	685,870	USD	338,723	UBS AG	10/02/12	(597)
USD	338,723	BRL	688,285	Citigroup, Inc.	10/02/12	(594)
USD	337,767	BRL	685,870	UBS AG	10/02/12	(558)
AUD	2,600,000	USD	2,686,424	Citigroup, Inc.	10/03/12	9,249
CAD	3,850,000	USD	3,941,462	Citigroup, Inc.	10/03/12	(25,702)
EUR	698,000	USD	897,427	Citigroup, Inc.	10/03/12	(462)
GBP	330,122	USD	535,248	JPMorgan Chase & Co.	10/09/12	(2,184)
USD	534,681	GBP	330,122	Goldman Sachs Group, Inc.	10/09/12	1,618
USD	267,615	GBP	165,061	UBS AG	10/09/12	1,083
AUD	1,415,000	USD	1,468,140	Citigroup, Inc.	10/12/12	(2,357)
AUD	2,175,000	USD	2,185,331	Goldman Sachs Group, Inc.	10/12/12	67,728
USD	3,609,422	AUD	3,590,000	Goldman Sachs Group, Inc.	10/12/12	(109,421)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	21

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settle- ment Date	Unrea- lized Apprec- iation (Deprec- iation)
USD	27,235	AUD	26,000	Credit Suisse Group AG	10/17/12	$315
USD	139,695	CAD	143,000	BNP Paribas SA	10/17/12	(5,704)
USD	602,594	CAD	614,000	Credit Suisse Group AG	10/17/12	(21,704)
USD	254,775	CAD	259,000	UBS AG	10/17/12	(8,569)
USD	15,762,308	EUR	12,263,000	Royal Bank of Scotland Group Plc	10/17/12	665
CAD	16,208,635	AUD	15,900,000	Deutsche Bank AG	10/19/12	20,360
USD	9,095,924	AUD	8,705,000	UBS AG	10/19/12	84,655
USD	24,983,402	EUR	19,045,000	UBS AG	10/19/12	504,346
EUR	4,118,000	USD	5,341,215	UBS AG	10/22/12	(48,074)
MXN	102,931,400	USD	7,930,000	Bank of America Corp.	10/22/12	45,178
MXN	51,104,885	USD	3,965,000	Royal Bank of Scotland Group Plc	10/22/12	(5,367)
MXN	51,108,454	USD	3,965,000	Royal Bank of Scotland Group Plc	10/22/12	(5,091)
USD	41,812,730	EUR	34,105,000	Citigroup, Inc.	10/22/12	(2,024,707)
USD	16,341,168	EUR	13,068,000	Citigroup, Inc.	10/22/12	(456,006)
USD	862,271	EUR	684,000	Citigroup, Inc.	10/22/12	(16,920)
USD	897,590	EUR	698,000	Citigroup, Inc.	10/22/12	626
USD	15,948,666	EUR	12,316,000	Deutsche Bank AG	10/22/12	118,087
USD	11,567,112	EUR	9,265,000	Royal Bank of Scotland Group Plc	10/22/12	(341,812)
USD	3,789,859	EUR	3,055,000	Royal Bank of Scotland Group Plc	10/22/12	(136,937)
MXN	14,104,239	AUD	1,043,333	Deutsche Bank AG	12/19/12	12,215
MXN	14,111,063	AUD	1,043,333	Deutsche Bank AG	12/19/12	12,741
MXN	14,108,413	AUD	1,043,333	JPMorgan Chase & Co.	12/19/12	12,537
EUR	7,850,000	USD	9,516,178	Deutsche Bank AG	12/20/12	580,804
USD	15,967,417	EUR	13,060,000	Goldman Sachs Group, Inc.	12/20/12	(830,875)
USD	7,977,781	CNY	51,345,000	Standard Chartered Bank	6/07/13	(40,748)
USD	7,991,440	CNY	51,345,000	Standard Chartered Bank	6/07/13	(27,089)
USD	7,915,567	CNY	51,000,000	Credit Suisse Group AG	8/19/13	(17,172)

Total						$(2,657,235)

—	Financial futures contracts purchased as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unre- alized Appre- ciation Depre- ciation
312	Australian Bonds (10 Year)	Sydney	December 2012	USD 311,692,260	$1,159,470
44	Euro-OAT	Eurex	December 2012	USD 7,573,826	33,586

Contracts	Issue	Exchange	Expiration	Notional Value		Unre- alized Appre- ciation Depre- ciation
471	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2012	USD	103,870,219	$25,528
73	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2012	USD	9,098,195	(135)
178	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	44,157,350	59,993
178	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	44,101,725	71,275
178	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	44,046,100	82,012
178	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	43,981,575	91,722

Total						$1,523,451

—	Financial futures contracts sold as of September 30, 2012 were as follows:

Contr- acts	Issue	Exchange	Expiration	Notional Value		Unre- alized Appre- ciation (Depre- ciation)
998	Australian Bonds (3 Year)	Sydney	December 2012	USD	309,537,145	$(974,943)
375	Euro-Bund	Eurex	December 2012	USD	68,318,063	(440,173)
2	Euro-Buxl	Eurex	December 2012	USD	342,286	(1,640)
1,216	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2012	USD	162,317,000	(154,604)
92	U.S. Treasury Bonds (30 Year)	Chicago Board Options	December 2012	USD	13,742,500	(4,499)
275	Ultra Treasury Bonds	Chicago Board Options	December 2012	USD	45,435,156	518,756

Total						$(1,057,103)

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

—	Interest rate swaps outstanding as of September 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Exchange	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

0.49%[1]	3-month LIBOR	Chicago Mercantile	8/22/14	USD	41,400	$(101,771)
0.44%[1]	3-month LIBOR	Chicago Mercantile	8/29/14	USD	41,000	(48,492)
0.42%[1]	3-month LIBOR	Chicago Mercantile	9/04/14	USD	29,140	(26,471)
0.42%[2]	3-month LIBOR	Citigroup, Inc.	10/01/14	USD	112,100	105,297
0.82%[1]	3-month LIBOR	Citigroup, Inc.	7/18/17	USD	10,200	(51,692)
1.74%[2]	3-month LIBOR	Deutsche Bank AG	3/30/18	USD	4,100	163,267
1.20%[2]	3-month LIBOR	Deutsche Bank AG	8/30/18	USD	12,100	67,817
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	8,580	(1,362,238)
1.93%[2]	3-month LIBOR	Chicago Mercantile	8/21/22	USD	82,700	1,970,849
1.76%[2]	3-month LIBOR	Citigroup, Inc.	9/24/22	USD	6,300	34,822
2.52%[1]	3-month LIBOR	Deutsche Bank AG	9/04/42	USD	8,600	137,877
2.69%[2]	3-month LIBOR	Citigroup, Inc.	9/17/42	USD	1,200	24,241

Total						$913,506

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.

—	Credit default swaps on single-name issues - sold protection outstanding as of September 30, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrea- lized Apprec- iation

MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	USD	3,340	$134,459

Issuer	Receive Fixed Rate	Counter- party	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrea- lized Apprec- iation

MetLife, Inc.	1.00%	Morgan Stanley	9/20/16	A-	USD	4,170	$162,488
MetLife, Inc.	1.00%	Morgan Stanley	9/20/16	A-	USD	2,510	80,463
MetLife, Inc.	1.00%	Citigroup, Inc.	12/20/16	A-	USD	2,635	82,476
MetLife, Inc.	1.00%	Citigroup, Inc.	12/20/16	A-	USD	2,465	89,938
MetLife, Inc.	1.00%	Citigroup, Inc.	3/20/17	A-	USD	4,785	95,748
MetLife, Inc.	1.00%	UBS AG	3/20/17	A-	USD	4,375	87,544

Total							$733,116

[1]	Using Standard & Poor’s (“S&P’s”) rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Credit default swaps on traded indexes - sold protection outstanding as of September 30, 2012 were as follows:

Index	Receive Fixed Rate	Counter- party	Expiration Date	Average Credit Rating[1]	Notional Amount (000)[2]		Unrea- lized Apprec- iation
CMBX.NA Series 2 AM	0.50%	Deutsche Bank AG	3/15/49	A-	USD	3,790	$184,274
CMBX.NA Series 3 AAA	0.08%	Morgan Stanley	12/13/49	A+	USD	4,645	249,778
CMBX.NA Series 4 AAA	0.35%	Morgan Stanley	2/17/51	A-	USD	4,645	252,175

Total							$686,227

[1]	Using S&P’s rating of the underlying securities.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Total return swaps outstanding as of September 30, 2012 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Change in Return of the Consumer Price Index for All Urban Consumers	2.18%[1]	Bank of America Corp.	10/06/21	USD	16,520	$(571,509)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Barclays Plc	1/12/40	USD	10,583	(31,711)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Barclays Plc	1/12/40	USD	5,291	(4,961)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Goldman Sachs Group, Inc.	1/12/40	USD	10,583	(79,467)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	JPMorgan Chase & Co.	1/12/40	USD	12,946	(38,608)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase & Co.	1/12/40	USD	565	(795)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Barclays Plc	1/12/41	USD	10,418	8,421
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Barclays Plc	1/12/41	USD	5,276	4,946
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	JPMorgan Chase & Co.	1/12/41	USD	601	939

Total						$(712,745)

[1]	Fund pays the total return of the reference entity and receives the fixed rate. Net payment made at termination.
[2]	Fund pays the total return of the reference entity and receives the floating rate.
[3]	Fund pays the floating rate and receives the total return of the reference entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	23

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the year. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Invest- ments: Asset-Backed Securi- ties	–	$313,477,147	$14,414,460	$327,891,607
Corporate Bonds	–	861,510,370	18,120,000	879,630,370
Foreign Agency Obligat- ions	–	85,655,956	–	85,655,956
Foreign Govern- ment Obliga- tions.	–	121,139,196	–	121,139,196
Non-Agency Mortgage-Backed Securi- ties	–	368,980,200	28,345,288	397,325,488
Preferred Securi- ties	$3,723,127	36,248,151	–	39,971,278
Project Loans	–	–	142,353	142,353

	Level 1	Level 2	Level 3	Total
Taxable Munici- pal Bonds	–	$10,758,123	–	$10,758,123
U.S. Govern- ment Sponso- red Agency Secu- rities.	–	3,527,091,531	–	3,527,091,531
U.S. Trea- sury Obliga- tions.	–	821,713,989	–	821,713,989
Liabilities:
Inves- tments in Securi- ties: TBA Sale Commit- ments	–	(2,350,840,078)	–	(2,350,840,078)
Total	$3,723,127	$3,795,734,585	$61,022,101	$3,860,479,813

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$1,419,343	–	$1,419,343
Foreign currency exchange contracts	$560	1,505,843	–	1,506,403
Interest rate contracts	2,969,242	5,754,744	–	8,723,986
Liabilities:
Foreign currency exchange contracts	(2,372)	(4,127,630)	–	(4,130,002)
Interest rate contracts	(2,017,163)	(30,696,905)	–	(32,714,068)
Other contracts	–	(571,509)	–	(571,509)
Total	$950,267	$(26,716,114)	–	$(25,765,847)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$4,947,289	–	–	$4,947,289
Foreign currency at value	8,508,824	–	–	8,508,824
Cash pledged as collateral for financial futures contracts	5,280,000	–	–	5,280,000
Cash pledged as collateral for swap contracts	26,030,000	–	–	26,030,000
Liabilities:
Reverse repurchase agreements	–	$(481,293,756)	–	(481,293,756)
Cash received as collateral for swap contracts	–	(300,000)	–	(300,000)
Total	$44,766,113	$(481,593,756)	–	$(436,827,643)

There were no transfers between Level 1 and Level 2 during the year ended September 30, 2012.

Certain of the Fund’s investments and derivative financial instruments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments and derivative financial instruments.

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (concluded)	BlackRock Core Bond Portfolio

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Project Loans	Total
Assets:
Opening Balance, as of September 30, 2011	$44,847,995	$5,937	$1,970,374	$154,980	$46,979,286
Transfers into Level 3[2]	–	–	–	–	–
Transfers out of Level 3[2]	(30,473,353)	–	(1,970,374)	–	(32,443,727)
Accrued discounts/premiums	817	(1,101)	(3)	(323)	(610)
Net realized gain (loss)	141,094	–	–	74	141,168
Net change in unrealized appreciation/depreciation[3]	(630,419)	(11,118)	236,668	(1,911)	(406,780)
Purchases	9,269,040	18,126,282	28,108,623	–	55,503,945
Sales	(8,740,714)	–	–	(10,467)	(8,751,181)
Closing Balance, as of September 30, 2012	$14,414,460	$18,120,000	$28,345,288	$142,353	$61,022,101

[2]

Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period. As of September 30, 2011, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2012, the Fund used observable inputs in determining the value on the same investments. As a result, investments with a beginning of period value of $32,443,727 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of September 30, 2012 was $473,926.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Credit Contracts
	Assets	Liabilities	Total
Opening Balance, as of September 30, 2011	$13,854	–	$13,854
Transfers into Level 3[4]	–	–	–
Transfers out of Level 3[4]	–	–	–
Accrued discounts/premiums	–	–	–
Net realized gain (loss)	77,383	–	77,383
Net change in unrealized appreciation/depreciation[5]	(13,854)	–	(13,854)
Purchases.	–	–	–
Issues[6]	–	–	–
Sales	(77,383)	–	(77,383)
Settlements[7]		–	–
Closing Balance, as of September 30, 2012	–	–	–

[4]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[5]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on swaps still held as of September 30, 2012 was $0.

[6]	Issues represent upfront cash received on certain derivative financial instruments.

[7]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	25

Consolidated Schedule of Investments September 30, 2012	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities – 0.0%	Par (000)	Value
Carlyle Global Market Strategies,
Series 2011-1A, Class IN, 1.94%,
8/10/21 (a)(b)	USD 2,995	$ 2,523,287

Collateralized Debt Obligations
EXUMR, Series 2006-4X, Class E,
4.37%, 12/22/49(c)(d)(e)	1,843	672,857
Fraser Sullivan CLO Ltd., Series 2011-5A, Class D,
4.48%, 2/23/21(a)(e)	4,000	3,560,000
Total Collateralized Debt Obligations – 0.0%		4,232,857

Common Stocks	Shares
Auto Components – 1.2%
Dana Holding Corp.	1,324,500	16,291,350
Delphi Corp. (c)	3,041,973	94,301,163

		110,592,513
Biotechnology – 0.0%
Ironwood Pharmaceuticals, Inc. (c)	175,338	2,240,820
Capital Markets – 0.4%
American Capital Ltd. (c)	2,704,037	30,663,780
E*Trade Financial Corp. (c)	628,700	5,538,847
Freedom Pay, Inc. (c)	314,534	3

		36,202,630
Chemicals – 0.1%
CF Industries Holdings, Inc.	25,280	5,618,227
Huntsman Corp.	365,500	5,456,915

		11,075,142
Commercial Banks – 0.4%
CIT Group, Inc. (c)	852,424	33,576,981
Commercial Services & Supplies – 0.0%
ADA-ES, Inc. (c)	55,110	1,301,147
Communications Equipment – 0.1%
Loral Space & Communications, Inc.	90,995	6,469,745
Diversified Financial Services – 0.0%
Adelphia Recovery Trust, Series ACC-1 INT	1,108,793	111
Adelphia Recovery Trust, Series ACC-4 INT (c)	34,394,678	3,439
Adelphia Recovery Trust, Series Arahova INT	242,876	2,429
Adelphia Recovery Trust, Series Frontiervision INT	131,748	1,317
Bankruptcy Management Solutions, Inc. (c)	5,718	–

		7,296
Diversified Telecommunication Services – 0.1%
Level 3 Communications, Inc. (c)	574,180	13,188,915
Electrical Equipment – 0.0%
Medis Technologies Ltd. (c)	852,625	3,411
Hotels, Restaurants & Leisure – 0.0%
Travelport LLC (c)	1,125,357	146,296
Insurance – 0.6%
American International Group, Inc. (c)	1,688,208	55,356,340
Machinery – 0.0%
Reunion Industries, Inc. (c)	8,341	917
Media – 1.1%
Belo Corp., Class A	456,847	3,577,112
Charter Communications, Inc., Class A (c)	1,224,623	91,932,449
Clear Channel Outdoor Holdings, Inc., Class A	148,418	887,540

Common Stocks	Shares	Value
Media (concluded)
DISH Network Corp., Class A	159,910	$4,894,845
HMH Holdings (Education Media)	181,221	4,349,300

		105,641,246
Metals & Mining – 0.0%
African Minerals Ltd. (c)	736,359	3,531,556
Oil, Gas & Consumable Fuels – 0.5%
African Petroleum Corp. Ltd. (c)	5,561,495	6,922,733
Laricina Energy Ltd. (c)	376,471	16,275,066
Osum Oil Sands Corp. (c)	1,600,000	20,343,811

		43,541,610
Paper & Forest Products – 0.1%
Ainsworth Lumber Co. Ltd. (a)(c)	1,062,824	2,562,194
Ainsworth Lumber Co. Ltd. (c)	928,901	2,239,340
Western Forest Products, Inc. (c)	1,996,629	2,254,357

		7,055,891
Semiconductors & Semiconductor Equipment – 0.2%
NXP Semiconductor NV (c)	166,600	4,166,666
Spansion, Inc., Class A (c)	948,612	11,307,455
SunPower Corp. (c)	1,381	6,228

		15,480,349
Software – 0.2%
kCAD Holdings I Ltd. (c)	2,234,063,298	18,746,025
Total Common Stocks – 5.0%		464,158,830

Corporate Bonds	Par (000)
Advertising – 0.2%
Affinion Group, Inc., 7.88%, 12/15/18	USD 14,820	12,115,350
Checkout Holding Corp., 17.62%,
11/15/15 (a)(b)	9,280	5,475,200

		17,590,550
Aerospace & Defense – 1.1%
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18	6,040	6,545,850
7.13%, 3/15/21	17,940	19,307,925
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17	16,158	17,450,640
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (a)	13,910	13,110,411
Sequa Corp.:
11.75%, 12/01/15 (a)	11,190	11,749,500
13.50%, 12/01/15 (a)	35,413	37,537,752

		105,702,078
Airlines – 1.1%
Air Lease Corp., 4.50%, 1/15/16 (a)	19,150	19,150,000
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 10/15/21	34,034	36,628,770
Continental Airlines Pass-Through Trust, Series 1999-1 Class B, 6.80%, 8/02/18	577	603,310
Delta Air Lines Pass-Through Trust,
Series 2009-1, Class B, 9.75%, 12/17/16	1,483	1,638,628
National Air Cargo Group, Inc.:
12.38%, 8/16/15	8,393	8,512,596
12.38%, 8/16/15	8,295	8,413,731

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Airlines (concluded)
U.S. Airways Pass-Through Trust:
Series 2011-1, Class C, 10.88%, 10/22/14	USD	13,381	$13,715,634
Series 2012-1, Class C, 9.13%, 10/01/15		14,000	14,210,000

			102,872,669

Auto Components – 0.2%
Delphi Corp., 6.13%, 5/15/21		6,360	7,043,700
Icahn Enterprises LP, 4.00%, 8/15/13 (a)(e)(f)		2,290	2,293,435
IDQ Holdings, Inc., 11.50%, 4/01/17 (a)		4,740	5,036,250
Titan International, Inc., 7.88%, 10/01/17		6,190	6,561,400

			20,934,785

Automobiles – 0.2%
Jaguar Land Rover Plc, 8.25%, 3/15/20	GBP	11,839	20,599,296

Beverages – 0.1%
Constellation Brands, Inc., 6.00%, 5/01/22	USD	7,365	8,377,687
Refresco Group BV, 7.38%, 5/15/18	EUR	2,882	3,564,632

			11,942,319

Building Products – 0.8%
Building Materials Corp. of America:
7.00%, 2/15/20 (a)	USD	5,240	5,685,400
6.75%, 5/01/21 (a)		12,650	13,851,750
Buzzi Unicem SpA, 6.25%, 9/28/18	EUR	4,590	5,913,124
Interline Brands, Inc., 7.50%, 11/15/18	USD	3,670	3,972,775
The Ryland Group, Inc., 6.63%, 5/01/20		4,025	4,367,125
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	7,679	10,361,292
USG Corp., 9.75%, 1/15/18	USD	18,755	20,255,400
Xefin Lux SCA:
8.00%, 6/01/18	EUR	5,472	6,961,474
8.00%, 6/01/18 (a)		5,037	6,408,068

			77,776,408

Capital Markets – 0.6%
E*Trade Financial Corp.:
12.50%, 11/30/17	USD	33,508	38,073,465
1.83%, 8/31/19 (a)(b)(f)		1,420	1,252,263
Series A, 1.83%, 8/31/19 (b)(f)		328	289,255
Lehman Brothers Holdings, Inc.:
5.38%, 10/17/12 (c)(d)	EUR	4,550	1,609,673
4.75%, 1/16/14 (c)(d)		14,545	5,145,646
0.00%, 2/05/14 (c)(d)		22,800	7,925,416

			54,295,718

Chemicals – 3.7%
Ashland, Inc., 4.75%, 8/15/22 (a)	USD	8,650	8,844,625
Basell Finance Co. BV, 8.10%, 3/15/27 (a)		14,053	18,971,550
Celanese U.S. Holdings LLC:
6.63%, 10/15/18		7,760	8,497,200
5.88%, 6/15/21		24,150	27,048,000
Chemtura Corp., 7.88%, 9/01/18		3,080	3,349,500
Hexion U.S. Finance Corp., 6.63%, 4/15/20		5,324	5,417,170
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20		11,517	10,278,923
Huntsman International LLC:
8.63%, 3/15/20		4,340	4,904,200
8.63%, 3/15/21		11,915	13,642,675
INEOS Finance Plc:
8.38%, 2/15/19 (a)		12,015	12,645,787
7.50%, 5/01/20 (a)		10,805	10,967,075
INEOS Group Holdings SA, 8.50%, 2/15/16 (a)		4,120	3,893,400
Kinove German Bondco GmbH, 10.00%, 6/15/18	EUR	6,802	9,549,723
Kraton Polymers LLC/Kraton Polymers Capital Corp., 6.75%, 3/01/19	USD	1,590	1,637,700

Corporate Bonds	Par (000)		Value
Chemicals (concluded)
LyondellBasell Industries NV:
6.00%, 11/15/21	USD	7,890	$8,994,600
5.75%, 4/15/24		66,435	75,569,813
Momentive Performance Materials, Inc.,
11.50%, 12/01/16		2,920	1,642,500
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		5,400	5,346,000
NOVA Chemicals Corp., 8.63%, 11/01/19		11,215	12,729,025
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)		7,315	7,315,000
PolyOne Corp., 7.38%, 9/15/20		2,100	2,273,250
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		24,505	24,872,575
TPC Group LLC, 8.25%, 10/01/17		3,485	3,763,800
Tronox Finance LLC, 6.38%, 8/15/20 (a)		58,605	59,191,050

			341,345,141

Commercial Banks – 0.7%
CIT Group, Inc.:
5.25%, 3/15/18		7,460	8,000,850
5.50%, 2/15/19 (a)		19,520	21,130,400
5.00%, 8/15/22		12,560	13,067,487
6.00%, 4/01/36		21,122	19,820,040
Glitnir Banki HF, 6.38%, 9/25/12 (a)(c)(d)		3,385	–

			62,018,777

Commercial Services & Supplies – 3.0%
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (a)		5,555	5,666,100
ARAMARK Corp.:
3.94%, 2/01/15 (e)		1,340	1,333,300
8.50%, 2/01/15		3,319	3,397,859
ARAMARK Holdings Corp., 8.63%, 5/01/16 (a)(g)		8,300	8,507,583
Aviation Capital Group Corp., 6.75%, 4/06/21 (a)		7,360	7,502,784
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		301	308,525
Casella Waste Systems, Inc., 7.75%, 2/15/19		6,408	6,279,840
Ceridian Corp., 8.88%, 7/15/19 (a)		42,405	45,797,400
Clean Harbors, Inc., 5.25%, 8/01/20 (a)		13,000	13,390,000
Covanta Holding Corp., 6.38%, 10/01/22		11,605	12,616,689
Darling International, Inc., 8.50%, 12/15/18		1,225	1,394,969
GCL Holdings SCA:
9.38%, 4/15/18	EUR	3,288	4,288,622
9.38%, 4/15/18 (a)		5,145	6,710,755
HD Supply, Inc.:
8.13%, 4/15/19 (a)	USD	30,683	33,291,055
11.00%, 4/15/20 (a)		43,361	48,130,710
Hertz Holdings Netherlands BV:
8.50%, 7/31/15	EUR	2,404	3,320,954
8.50%, 7/31/15 (a)		12,100	16,715,284
Laureate Education, Inc., 9.25%, 9/01/19 (a)	USD	16,065	16,145,325
Leucadia National Corp., 8.13%, 9/15/15		9,390	10,587,225
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)		1,504	1,383,680
Mobile Mini, Inc., 7.88%, 12/01/20		9,205	9,987,425
Verisure Holding AB:
8.75%, 9/01/18	EUR	8,429	11,210,793
Series B, 8.75%, 12/01/18		2,471	2,921,329
WaveDivision Escrow LLC/WaveDivision Escrow
Corp., 8.13%, 9/01/20 (a)	USD	8,930	9,175,575

			280,063,781

Communications Equipment – 0.1%
Hughes Satellite Systems Corp., 6.50%, 6/15/19		8,310	8,891,700

Computers & Peripherals – 0.1%
NCR Corp., 5.00%, 7/15/22 (a)		7,930	8,009,300
SanDisk Corp., 1.50%, 8/15/17 (f)		3,430	3,882,331

			11,891,631

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	27

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Construction & Engineering – 0.1%
Aguila 3 SA, 7.88%, 1/31/18 (a)	USD 7,377	$7,745,850

Consumer Finance – 0.1%
Credit Acceptance Corp., 9.13%, 2/01/17	7,555	8,329,387

Containers & Packaging – 1.5%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17	EUR 2,603	3,554,046
7.38%, 10/15/17 (a)	4,339	5,924,320
9.25%, 10/15/20 (a)	2,457	3,244,195
7.38%, 10/15/17 (a)	USD 2,935	3,147,787
9.13%, 10/15/20 (a)	985	1,044,100
Ardagh Packaging Finance Plc/Ardagh MP
Holdings USA, Inc.:
7.38%, 10/15/17	EUR 4,000	5,461,461
7.38%, 10/15/17 (a)	USD 3,931	4,211,084
9.13%, 10/15/20 (a)	15,192	16,027,560
9.13%, 10/15/20 (a)	4,839	5,117,243
Ball Corp., 6.75%, 9/15/20	3,280	3,608,000
Berry Plastics Corp.:
4.26%, 9/15/14 (e)	6,890	6,838,325
8.25%, 11/15/15	10,320	10,797,300
9.75%, 1/15/21	13,401	15,277,140
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16 EUR 15,108		19,196,118
Crown European Holdings SA:
7.13%, 8/15/18	4,344	6,098,615
7.13%, 8/15/18 (a)	3,772	5,295,574
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD 3,730	4,130,975
Greif Luxembourg Finance SCA, 7.38%, 7/15/21 (a)	EUR 2,085	2,913,770
Greif, Inc., 7.75%, 8/01/19	USD 2,515	2,904,825
OI European Group BV, 6.88%, 3/31/17	EUR 2,030	2,686,910
Sealed Air Corp.:
8.13%, 9/15/19 (a)	USD 4,485	4,989,563
8.38%, 9/15/21 (a)	625	700,000
Tekni-Plex, Inc., 9.75%, 6/01/19 (a)	3,480	3,723,600

		136,892,511

Distributors – 0.0%
VWR Funding, Inc., 7.25%, 9/15/17 (a)	3,135	3,182,025

Diversified Consumer Services – 0.1%
ServiceMaster Co., 8.00%, 2/15/20	4,820	5,109,200

Diversified Financial Services – 2.2%
Ally Financial, Inc.:
8.00%, 11/01/31	34,767	40,538,322
8.00%, 11/01/31	7,892	9,088,940
CNG Holdings, Inc., 9.38%, 5/15/20 (a)	7,135	7,331,213
Doric Nimrod Air Finance Alpha Ltd.
Pass-Through Trust:
Series 2012-1, Class A, 5.13%, 11/30/24 (a)	25,915	26,951,600
Series 2012-1, Class B, 6.50% , 5/30/21 (a)	13,330	13,611,263
EC Finance Plc, 9.75%, 8/01/17	EUR 12,748	17,241,859
Ford Motor Credit Co. LLC:
12.00%, 5/15/15	USD 1,130	1,401,200
5.88%, 8/02/21	2,540	2,873,654
General Motors Financial Co., Inc., 6.75%, 6/01/18	5,540	6,165,300

Corporate Bonds	Par (000)	Value
Diversified Financial Services (concluded)
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	USD 50,020	$53,646,450
KKR Group Finance Co. LLC, 6.38%, 9/29/20 (a)	6,920	7,838,665
Nuveen Investments, Inc., 9.13%, 10/15/17 (a)	8,916	8,849,130
Serta Simmons Holdings LLC, 8.13%, 10/01/20 (a)	10,500	10,421,250
Springleaf Finance Corp., 6.90%, 12/15/17	3,020	2,567,000

		208,525,846

Diversified Telecommunication Services – 3.4%
Avaya, Inc., 9.75%, 11/01/15	8,000	7,100,000
Broadview Networks Holdings, Inc., 11.38%, 9/01/12 (c)(d)	12,360	8,837,400
Consolidated Communications Finance Co., 10.88%, 6/01/20 (a)	10,310	10,877,050
Intelsat Jackson Holdings SA:
11.25%, 6/15/16	9,026	9,420,887
7.25%, 10/15/20 (a)	14,075	15,130,625
6.63%, 12/15/22 (a)	5,645	5,616,775
Intelsat Luxembourg SA:
11.25%, 2/04/17	5,480	5,795,100
11.50%, 2/04/17 (g)	23,880	25,312,800
Level 3 Communications, Inc., 8.88%, 6/01/19 (a)	10,255	10,767,750
Level 3 Financing, Inc.:
8.13%, 7/01/19	46,913	49,845,063
7.00%, 6/01/20 (a)	11,799	11,916,990
8.63%, 7/15/20	19,210	20,746,800
OTE Plc:
5.00%, 8/05/13	EUR 5,810	6,794,933
7.25%, 2/12/15 (h)	2,515	2,488,563
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(c)(d)(f)	USD 14,623	7,311
Sprint Capital Corp., 6.88%, 11/15/28	49,528	45,565,760
Sunrise Communications Holdings SA:
8.50%, 12/31/18	EUR 100	139,107
8.50%, 12/31/18 (a)	658	915,322
Sunrise Communications International SA:
7.00%, 12/31/17 (a)	2,040	2,801,074
7.00%, 12/31/17	1,318	1,809,714
Telefonica Emisiones SAU:
4.80%, 2/21/18	800	1,026,827
4.69%, 11/11/19	800	1,002,727
Telenet Finance III Luxembourg SCA, 6.63%, 2/15/21	380	502,358
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	6,694	8,688,144
6.75%, 8/15/24	11,101	14,407,990
TW Telecom Holdings, Inc., 5.38%, 10/01/22 (a)	USD 9,640	9,832,800
UPC Holding BV, 9.88%, 4/15/18 (a)	4,580	5,038,000
UPCB Finance II Ltd.:
6.38%, 7/01/20	EUR 4,800	6,368,706
6.38%, 7/01/20 (a)	12,406	16,460,453
Windstream Corp., 7.88%, 11/01/17	USD 7,075	7,906,313

		313,123,342

Electric Utilities – 3.1%
The AES Corp.:
7.75%, 10/15/15	4,586	5,182,180
9.75%, 4/15/16	6,210	7,420,950
7.38%, 7/01/21	4,165	4,748,100
Energy Future Holdings Corp., 10.00%, 1/15/20	27,535	30,357,337

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Electric Utilities (concluded)
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
6.88%, 8/15/17 (a)	USD	9,680	$10,018,800
10.00%, 12/01/20		158,208	177,984,000
11.75%, 3/01/22 (a)		13,584	14,433,000
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19 (a)		250	196,817
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	29,800	38,392,822

			288,734,006

Electrical Equipment – 0.2%
General Cable Corp., 5.75%, 10/01/22 (a)	USD	17,460	17,721,900

Electronic Equipment, Instruments & Components – 0.2%
Belden, Inc., 5.50%, 9/01/22 (a)		6,660	6,809,850
Jabil Circuit, Inc., 8.25%, 3/15/18		2,660	3,158,750
Techem GmbH:
6.13%, 10/01/19	EUR	6,318	8,342,215
6.13%, 10/01/19 (a)		891	1,176,466

			19,487,281

Energy Equipment & Services – 1.9%
CCS, Inc., 11.00%, 11/15/15 (a)	USD	14,665	15,141,613
Cie Generale de Geophysique - Veritas:
7.75%, 5/15/17		5,840	6,073,600
6.50%, 6/01/21		20,140	20,744,200
Forbes Energy Services Ltd., 9.00%, 6/15/19		6,840	6,634,800
Gulfmark Offshore, Inc., 6.38%, 3/15/22 (a)		3,815	3,958,063
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		7,680	7,814,400
Key Energy Services, Inc., 6.75%, 3/01/21		10,680	10,840,200
Oil States International, Inc., 6.50%, 6/01/19		13,205	14,030,313
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (a)		5,865	6,260,887
Seadrill Ltd., 5.63%, 9/15/17 (a)		65,433	65,923,747
SESI LLC, 7.13%, 12/15/21		15,590	17,226,950

			174,648,773

Food & Staples Retailing – 0.1%
Rite Aid Corp.:
9.25%, 3/15/20		7,035	7,210,875
6.88%, 12/15/28 (a)		7,860	6,405,900

			13,616,775

Food Products – 0.4%
Bakkavor Finance 2 Plc, 8.25%, 2/15/18	GBP	9,150	13,297,919
Del Monte Corp., 7.63%, 2/15/19	USD	1,637	1,684,064
DGS International Finance Co., 10.00%, 6/01/49 (a)(c)(d)		20,000	2
JBS USA LLC/JBS USA Finance, Inc., 11.63%, 5/01/14		1,890	2,121,525
Post Holdings, Inc., 7.38%, 2/15/22 (a)		9,105	9,674,063
Smithfield Foods, Inc., 6.63%, 8/15/22		8,740	9,067,750

			35,845,323

Health Care Equipment & Supplies – 2.1%
Alere, Inc., 7.88%, 2/01/16		7,315	7,644,175
Biomet, Inc.:
10.00%, 10/15/17		6,347	6,696,085
6.50%, 8/01/20 (a)		39,693	41,131,871
6.50%, 10/01/20 (a)		50,071	49,069,580
DJO Finance LLC/DJO Finance Corp.:
10.88%, 11/15/14		4,443	4,598,505
8.75%, 3/15/18 (a)		13,755	14,631,881
7.75%, 4/15/18		4,190	3,823,375
9.88%, 4/15/18 (a)		8,790	8,680,125
Hanger, Inc., 7.13%, 11/15/18		3,000	3,135,000

Corporate Bonds	Par (000)		Value
Health Care Equipment & Supplies (concluded)
Hologic, Inc., 6.25%, 8/01/20 (a)	USD	25,915	$27,469,900
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19 (a)		10,090	9,484,600
Ontex IV SA:
7.50%, 4/15/18	EUR	2,131	2,779,518
7.50%, 4/15/18 (a)		2,870	3,743,414
9.00%, 4/15/19		6,246	7,725,430
PSS World Medical, Inc., 6.38%, 3/01/22	USD	4,458	4,742,197

			195,355,656

Health Care Providers & Services – 4.8%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		9,615	10,191,900
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		20,300	21,061,250
7.13%, 7/15/20		14,688	15,670,260
DaVita, Inc., 5.75%, 8/15/22		19,644	20,429,760
Fresenius Medical Care US Finance II, Inc., 5.88%, 1/31/22 (a)		5,519	5,905,330
Fresenius Medical Care US Finance, Inc.:
6.88%, 7/15/17		695	799,250
6.50%, 9/15/18 (a)		5,818	6,559,795
5.75%, 2/15/21 (a)		180	192,600
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)		260	299,650
HCA, Inc.:
6.75%, 7/15/13		500	517,500
8.50%, 4/15/19		2,235	2,519,963
6.50%, 2/15/20		58,405	64,975,563
7.88%, 2/15/20		20,500	23,036,875
7.25%, 9/15/20		24,375	27,300,000
5.88%, 3/15/22		32,893	35,647,789
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		43,455	41,499,525
INC Research LLC, 11.50%, 7/15/19 (a)		10,315	10,366,575
Omnicare, Inc., 7.75%, 6/01/20		26,839	29,522,900
Priory Group No. 3 Plc:
7.00%, 2/15/18	GBP	2,585	4,341,242
7.00%, 2/15/18 (a)		6,799	11,418,222
Symbion, Inc., 8.00%, 6/15/16	USD	6,870	7,041,750
Teleflex, Inc., 6.88%, 6/01/19		6,560	7,052,000
Tenet Healthcare Corp.:
10.00%, 5/01/18		13,290	15,349,950
6.25%, 11/01/18		16,200	17,860,500
8.88%, 7/01/19		38,807	43,851,910
United Surgical Partners International, Inc., 9.00%, 4/01/20 (a)		7,940	8,614,900
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 2/01/19 (a)		8,745	9,302,494

			441,329,453

Hotels, Restaurants & Leisure – 3.4%
Affinity Gaming LLC/Affinity Gaming Finance Corp., 9.00%, 5/15/18 (a)		8,665	8,989,937
Caesars Entertainment Operating Co., Inc.:
10.00%, 12/15/15		8,540	7,451,150
11.25%, 6/01/17		36,525	39,264,375
10.00%, 12/15/18		58,185	38,111,175
8.50%, 2/15/20 (a)		10,540	10,540,000
Caesars Operating Escrow
LLC/Caesars Escrow Corp., 9.00%, 2/15/20 (a)		44,137	44,468,027
Carlson Wagonlit BV, 6.88%, 6/15/19 (a)		3,905	4,100,250
Choice Hotels International, Inc., 5.75%, 7/01/22		4,000	4,360,000
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	6,671	8,090,360
Diamond Resorts Corp., 12.00%, 8/15/18	USD	19,535	21,048,963

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	29

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Eldorado Resorts LLC/Eldorado Capital Corp., 8.63%, 6/15/19 (a)	USD 2,635	$2,595,475
Enterprise Inns Plc, 6.50%, 12/06/18	GBP 4,347	6,159,662
Fontainebleau Las Vegas Holdings LLC, 10.25%, 6/15/15 (a)(c)(d)	USD 2,470	1,544
Gala Group Finance Plc, 8.88%, 9/01/18	GBP 12,105	18,667,590
MGM Resorts International:
4.25%, 4/15/15 (f)	USD 27,760	28,853,050
11.13%, 11/15/17	17,507	19,367,119
8.63%, 2/01/19 (a)	3,979	4,337,110
MTR Gaming Group, Inc., 11.50%, 8/01/19	11,794	12,412,843
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)	11,684	13,027,660
Scientific Games Corp., 8.13%, 9/15/18	1,800	1,966,500
Scientific Games International, Inc., 9.25%, 6/15/19	185	205,350
Travelport LLC:
5.04%, 9/01/14 (e)	3,255	2,408,700
9.88%, 9/01/14	720	576,000
11.88%, 9/01/16	1,100	415,250
6.36%, 12/01/16 (a)(g)	6,130	4,659,126
Travelport LLC/Travelport, Inc., 9.00%, 3/01/16	1,720	1,229,800
Waterford Gaming LLC, 8.63%, 9/15/14 (a)	4,444	1,422,111
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.38%, 3/15/22 (a)	12,062	12,242,930

		316,972,057

Household Durables – 2.2%
Beazer Homes USA, Inc.:
6.63%, 4/15/18 (a)	12,635	13,503,656
9.13%, 5/15/19	1,440	1,447,200
DR Horton, Inc., 4.38%, 9/15/22	11,490	11,418,187
K Hovnanian Enterprises, Inc.:
6.00%, 12/01/17 (f)	5,570	5,370,037
7.25%, 10/15/20 (a)	30,390	31,149,750
PH Holdings LLC, 9.75%, 12/31/17	11,150	10,927,000
Pulte Group, Inc., 6.38%, 5/15/33	6,170	5,738,100
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19	35,788	39,903,620
Standard Pacific Corp.:
10.75%, 9/15/16	27,912	34,122,420
8.38%, 1/15/21	43,780	49,963,925
Toll Brothers Finance Corp., 5.88%, 2/15/22	460	510,976

		204,054,871

Household Products – 1.7%
Libbey Glass, Inc., 6.88%, 5/15/20 (a)	9,351	10,052,325
Mead Products LLC/ACCO Brands Corp., 6.75%, 4/30/20 (a)	3,761	3,920,843
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.75%, 10/15/16	EUR 2,464	3,285,101
7.13%, 4/15/19	USD 11,115	11,726,325
9.00%, 4/15/19	7,220	7,364,400
7.88%, 8/15/19	11,620	12,549,600
9.88%, 8/15/19	34,790	37,007,863
5.75%, 10/15/20 (a)	63,530	63,530,000
Spectrum Brands, Inc.:
9.50%, 6/15/18	2,535	2,858,213
6.75%, 3/15/20 (a)	1,735	1,791,387

		154,086,057

Independent Power Producers & Energy Traders – 1.7%
Calpine Corp.:
7.25%, 10/15/17 (a)	10,935	11,673,113

Corporate Bonds	Par (000)	Value
Independent Power Producers & Energy Traders (concluded)
7.50%, 2/15/21 (a)	USD 12,025	$12,987,000
7.88%, 1/15/23 (a)	18,130	20,033,650
DPL, Inc., 7.25%, 10/15/21 (a)	26,420	30,118,800
GenOn REMA LLC:
Series B, 9.24%, 7/02/17	6,839	7,248,961
9.68%, 7/02/26	9,495	10,254,600
Ipalco Enterprises, Inc., 7.25%, 4/01/16 (a)	2,585	2,875,813
Mirant Mid Atlantic Pass-Through Trust B, 9.13%, 6/30/17	8,754	9,586,077
NRG Energy, Inc.:
7.63%, 1/15/18	8,440	9,136,300
7.63%, 5/15/19	11,935	12,651,100
7.88%, 5/15/21	5,860	6,372,750
6.63%, 3/15/23 (a)	27,135	27,745,537

		160,683,701

Insurance – 0.2%
Americo Life, Inc., 7.88%, 5/01/13 (a)	6,000	6,197,088
CNO Financial Group, Inc., 6.38%, 10/01/20 (a)	5,785	5,900,700
Genworth Financial, Inc., 7.63%, 9/24/21	7,455	7,608,826
International Lease Finance Corp., 6.50%, 9/01/14 (a)	180	193,500

		19,900,114

Internet Software & Services – 0.9%
ITC Deltacom, Inc., 10.50%, 4/01/16	4,780	5,114,600
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20	31,340	34,238,950
10.13%, 7/01/20	41,530	45,890,650

		85,244,200

Life Sciences Tools & Services – 0.1%
Pharmaceutical Product Development, Inc., 9.50%, 12/01/19 (a)	8,705	9,771,363

Machinery – 0.1%
Boart Longyear Management Pty Ltd., 7.00%, 4/01/21 (a)	3,390	3,478,986
SPX Corp., 6.88%, 9/01/17	3,634	4,060,995

		7,539,981

Media – 5.5%
AMC Networks, Inc., 7.75%, 7/15/21	7,319	8,270,470
Cablevision Systems Corp., 5.88%, 9/15/22	14,565	14,492,175
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.50%, 4/30/21	2,446	2,617,220
5.25%, 9/30/22	32,750	32,913,750
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)	29,015	31,046,050
CET 21 Spol SRO:
9.00%, 11/01/17	EUR 3,470	4,815,852
9.00%, 11/01/17 (a)	2,330	3,233,699
Cinemark USA, Inc., 8.63%, 6/15/19	USD 4,435	4,922,850
Clear Channel Communications, Inc., 9.00%, 3/01/21	9,186	8,175,540
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17	23,929	25,663,853
Series B, 9.25%, 12/15/17	91,014	98,067,585
7.63%, 3/15/20	26,057	25,405,575
Series A, 7.63%, 3/15/20	5,000	4,800,000
DISH DBS Corp., 5.88%, 7/15/22 (a)	33,905	34,752,625
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (a)	6,880	7,430,400
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17	7,095	7,884,319

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Media (concluded)
Kabel Deutschland Vertrieb und Service GmbH & Co. KG, 6.50%, 6/29/18	EUR 6,780	$9,272,250
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (a)	USD 10,965	11,787,375
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)	5,410	4,841,950
Nara Cable Funding Ltd., 8.88%, 12/01/18	EUR 6,380	7,501,735
Nielsen Finance LLC/Nielsen Finance Co.:
11.63%, 2/01/14	USD 1,258	1,418,395
11.50%, 5/01/16	62	69,285
7.75%, 10/15/18	23,487	26,481,593
Odeon & UCI Finco Plc:
9.00%, 8/01/18	GBP 662	1,079,691
9.00%, 8/01/18 (a)	4,179	6,815,753
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (a)	USD 7,925	7,370,250
Sinclair Television Group, Inc., 9.25%, 11/01/17 (a)	3,100	3,433,250
Unitymedia GmbH:
9.63%, 12/01/19	EUR 2,244	3,179,226
9.63%, 12/01/19 (a)	7,619	10,794,350
9.50%, 3/15/21	7,525	10,830,399
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
8.13%, 12/01/17	5,371	7,402,397
8.13%, 12/01/17 (a)	1,244	1,714,501
8.13%, 12/01/17 (a)	USD 8,856	9,520,200
7.50%, 3/15/19	EUR 19,280	27,005,577
Univision Communications, Inc., 6.75%, 9/15/22 (a)	USD 4,190	4,190,000
WMG Acquisition Corp.:
9.50%, 6/15/16	2,430	2,645,663
11.50%, 10/01/18	11,629	13,082,625
Wolverine Healthcare Analytics, Inc., 10.63%, 6/01/20 (a)	12,685	13,572,950
Ziggo Bond Co. BV, 8.00%, 5/15/18 (a)	EUR 5,342	7,534,047
Ziggo Finance BV, 6.13%, 11/15/17 (a)	959	1,315,547

		507,350,972

Metals & Mining – 2.5%
Alpha Natural Resources, Inc., 6.00%,
6/01/19	USD 8,095	6,759,325
ArcelorMittal:
9.25%, 2/15/15	9,675	10,642,500
4.00%, 8/05/15	10,525	10,458,482
4.00%, 3/01/16	3,950	3,900,309
Eco-Bat Finance Plc, 7.75%, 2/15/17	EUR 9,305	12,076,962
FMG Resources August 2006 Pty Ltd.:
7.00%, 11/01/15 (a)	USD 5,665	5,636,675
6.88%, 2/01/18 (a)	11,350	10,555,500
6.88%, 4/01/22 (a)	6,215	5,686,725
Global Brass and Copper, Inc., 9.50%, 6/01/19 (a)	8,225	8,924,125
Goldcorp, Inc., 2.00%, 8/01/14 (f)	10,875	13,111,172
Kaiser Aluminum Corp., 8.25%, 6/01/20	6,075	6,561,000
New Gold, Inc., 7.00%, 4/15/20 (a)	4,155	4,404,300
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (f)	19,350	26,062,031
Novelis, Inc.:
8.38%, 12/15/17	16,828	18,384,590
8.75%, 12/15/20	58,495	64,783,213
RathGibson, Inc., 11.25%, 2/15/14 (c)(d)	7,631	1
Schmolz + Bickenbach Luxembourg SA, 9.88%, 5/15/19	EUR 7,357	7,917,818
Steel Dynamics, Inc., 6.38%, 8/15/22 (a)	USD 7,250	7,485,625
Taseko Mines Ltd., 7.75%, 4/15/19	9,005	8,622,287

Corporate Bonds	Par (000)	Value
Metals & Mining (concluded)
Vedanta Resources Plc, 8.25%, 6/07/21 (a)	USD 2,940	$2,851,800

		234,824,440

Multiline Retail – 0.1%
Dollar General Corp., 4.13%, 7/15/17	8,107	8,471,815

Oil, Gas & Consumable Fuels – 13.4%
Access Midstream Partners LP/ACMP Finance Corp., 6.13%, 7/15/22	11,810	12,489,075
Aurora USA Oil & Gas, Inc., 9.88%, 2/15/17 (a)	16,510	17,583,150
Berry Petroleum Co., 6.38%, 9/15/22	10,060	10,613,300
BreitBurn Energy Partners LP/BreitBurn Finance
Corp., 7.88%, 4/15/22 (a)	3,195	3,306,825
Calfrac Holdings LP, 7.50%, 12/01/20 (a)	14,765	14,617,350
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	8,715	8,889,300
Chaparral Energy, Inc., 7.63%, 11/15/22 (a)	7,205	7,565,250
Chesapeake Energy Corp.:
9.50%, 2/15/15	3,355	3,694,694
7.25%, 12/15/18	1,005	1,080,375
6.63%, 8/15/20	11,265	11,617,031
6.88%, 11/15/20	4,855	5,122,025
6.13%, 2/15/21	11,110	11,193,325
Chesapeake Midstream Partners LP /CHKM Finance Corp.,
5.88%, 4/15/21	23,093	24,189,917
Coffeyville Resources LLC/Coffeyville Finance, Inc., 9.00%, 4/01/15 (a)	6,075	6,485,063
Concho Resources, Inc.:
7.00%, 1/15/21	1,566	1,753,920
6.50%, 1/15/22	8,314	9,166,185
5.50%, 10/01/22	11,565	12,056,513
CONSOL Energy, Inc., 8.25%, 4/01/20	19,185	20,096,287
Continental Resources, Inc.:
8.25%, 10/01/19	4,305	4,843,125
7.13%, 4/01/21	3,965	4,460,625
5.00%, 9/15/22	6,600	6,880,500
Copano Energy LLC/Copano Energy Finance Corp.,
7.13%, 4/01/21	7,925	8,281,625
Crosstex Energy LP/Crosstex Energy Finance Corp.:
8.88%, 2/15/18	1,400	1,498,000
7.13%, 6/01/22 (a)	4,035	4,014,825
Crown Oil Partners IV LP, 11.00%, 11/22/14	9,827	9,827,189
Denbury Resources, Inc., 8.25%, 2/15/20	35,940	40,522,350
Drill Rigs Holdings, Inc., 6.50%, 10/01/17 (a)	9,960	9,897,750
El Paso LLC, 7.75%, 1/15/32	1,725	2,008,968
Encore Acquisition Co., 9.50%, 5/01/16	275	298,375
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17	16,550	18,577,375
7.75%, 6/15/19	12,660	13,419,600
EP Energy LLC/EP Energy Finance, Inc., 6.88%, 5/01/19 (a)	23,515	25,161,050
EP Energy LLC/Everest Acquisition Finance, Inc.,
7.75%, 9/01/22 (a)	6,415	6,543,300
FTS International Services LLC/FTS International
Bonds, Inc., 8.13%, 11/15/18 (a)	38,447	40,946,055
Hilcorp Energy I LP/Hilcorp Finance Co.:
8.00%, 2/15/20 (a)	3,875	4,310,937
7.63%, 4/15/21 (a)	19,455	21,400,500
Holly Energy Partners LP/Holly Energy Finance Corp.,
6.50%, 3/01/20 (a)	3,830	4,021,500
Kodiak Oil & Gas Corp.,
8.13%, 12/01/19 (a)	8,705	9,227,300
Laredo Petroleum, Inc.:
9.50%, 2/15/19	21,825	24,716,813
7.38%, 5/01/22	9,650	10,422,000

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	31

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Linn Energy LLC/Linn Energy Finance Corp.:
6.50%, 5/15/19 (a)	USD	1,510	$1,510,000
6.25%, 11/01/19 (a)		62,015	61,704,925
8.63%, 4/15/20		5,480	6,000,600
7.75%, 2/01/21		12,260	12,964,950
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		12,840	13,803,000
5.50%, 2/15/23		6,500	6,808,750
Massey Energy Co., 3.25%, 8/01/15 (f)		19,946	18,400,185
MEG Energy Corp.:
6.50%, 3/15/21 (a)		43,850	46,919,500
6.38%, 1/30/23 (a)		13,075	13,957,563
New World Resources NV, 7.88%, 5/01/18	EUR	7,901	10,000,880
Newfield Exploration Co.:
6.88%, 2/01/20	USD	6,350	6,969,125
5.75%, 1/30/22		2,985	3,335,737
5.63%, 7/01/24		31,550	35,020,500
Northern Oil and Gas, Inc., 8.00%, 6/01/20		8,180	8,425,400
Oasis Petroleum, Inc.:
7.25%, 2/01/19		6,870	7,368,075
6.50%, 11/01/21		6,115	6,451,325
6.88%, 1/15/23		7,215	7,665,937
Offshore Group Investment Ltd., 11.50%, 8/01/15		48,170	53,227,850
OGX Austria GmbH:
8.50%, 6/01/18 (a)		56,919	51,227,100
8.38%, 4/01/22 (a)		19,745	17,178,150
PBF Holding Co. LLC/PBF Finance Corp., 8.25%,
2/15/20 (a)		4,190	4,399,500
PDC Energy, Inc., 7.75%, 10/15/22 (a)		6,500	6,500,000
Peabody Energy Corp.:
6.00%, 11/15/18 (a)		3,295	3,295,000
6.25%, 11/15/21 (a)		41,920	41,710,400
7.88%, 11/01/26		14,150	15,069,750
PetroBakken Energy Ltd., 8.63%, 2/01/20 (a)		34,930	36,327,200
Pioneer Natural Resources Co.:
6.65%, 3/15/17		2,365	2,807,451
6.88%, 5/01/18		10,755	13,057,871
7.50%, 1/15/20		4,425	5,509,784
7.20%, 1/15/28		12,440	15,559,230
Plains Exploration & Production Co., 7.63%, 4/01/20		1,235	1,318,363
Precision Drilling Corp.:
6.63%, 11/15/20		2,008	2,138,520
6.50%, 12/15/21		9,020	9,628,850
QEP Resources, Inc.:
6.88%, 3/01/21		4,470	5,051,100
5.38%, 10/01/22		9,263	9,587,205
5.25%, 5/01/23		5,095	5,209,637
Range Resources Corp.:
8.00%, 5/15/19		5,555	6,166,050
5.75%, 6/01/21		24,055	25,859,125
5.00%, 8/15/22		11,650	12,290,750
Regency Energy Partners LP/Regency Energy Finance Corp., 5.50%, 4/15/23		12,150	12,286,687
Sabine Pass LNG LP, 7.50%, 11/30/16		25,580	27,626,400
SandRidge Energy, Inc.:
8.75%, 1/15/20		3,605	3,902,413
7.50%, 3/15/21 (a)		20,820	21,444,600
7.50%, 3/15/21		5,690	5,860,700
8.13%, 10/15/22 (a)		6,010	6,400,650
7.50%, 2/15/23 (a)		33,680	34,690,400
SM Energy Co.:
6.63%, 2/15/19		5,260	5,549,300

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
6.50%, 11/15/21	USD	15,005	$15,905,300
6.50%, 1/01/23 (a)		3,060	3,213,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.88%, 2/01/21		3,410	3,699,850
6.38%, 8/01/22 (a)		6,040	6,402,400
Tesoro Corp., 5.38%, 10/01/22		11,370	11,711,100
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (a)		6,164	6,318,100
Trafigura Beheer BV, 6.38%, 4/08/15	EUR	2,175	2,850,883
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20	USD	5,750	5,793,125
Whiting Petroleum Corp., 6.50%, 10/01/18		4,425	4,745,813

			1,241,625,406

Paper & Forest Products – 0.8%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (a)(g)		9,476	9,096,531
APP Finance II Mauritius Ltd., 12.00%, 12/29/49 (c)(d)		21,000	2,100
Boise Cascade LLC, 7.13%, 10/15/14		2,769	2,769,000
Boise Paper Holdings LLC/Boise Co-Issuer Co.,
8.00%, 4/01/20		5,850	6,420,375
Boise Paper Holdings LLC/Boise Finance Co.,
9.00%, 11/01/17		1,410	1,551,000
Cascades, Inc., 7.75%, 12/15/17		6,080	6,368,800
Clearwater Paper Corp.:
10.63%, 6/15/16		4,730	5,214,825
7.13%, 11/01/18		3,935	4,279,313
Longview Fibre Paper & Packaging, Inc., 8.00%,
6/01/16 (a)		6,515	6,791,887
NewPage Corp., 11.38%, 12/31/14 (c)(d)		30,570	19,259,100
PH Glatfelter Co., 5.38%, 10/15/20 (a)		3,500	3,535,000
Sappi Papier Holding GmbH:
7.75%, 7/15/17 (a)		2,365	2,530,550
8.38%, 6/15/19 (a)		4,855	5,194,850
6.63%, 4/15/21 (a)		935	897,600

			73,910,931

Pharmaceuticals – 0.8%
Capsugel FinanceCo SCA:
9.88%, 8/01/19	EUR	1,435	2,065,332
9.88%, 8/01/19 (a)		4,600	6,620,576
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18 (a)	USD	6,644	6,743,660
ConvaTec Healthcare E SA, 7.38%,
12/15/17 (a)	EUR	4,903	6,773,144
inVentiv Health, Inc.:
10.00%, 8/15/18 (a)	USD	880	774,400
10.25%, 8/15/18 (a)		2,530	2,226,400
Sky Growth Acquisition Corp., 7.38%, 10/15/20 (a)		11,835	11,894,175
Valeant Pharmaceuticals International:
6.50%, 7/15/16 (a)		13,314	13,963,057
6.38%, 10/15/20 (a)		16,420	16,748,400
6.75%, 8/15/21 (a)		3,710	3,849,125
7.25%, 7/15/22 (a)		4,405	4,641,769

			76,300,038

Professional Services – 0.2%
FTI Consulting, Inc.:
7.75%, 10/01/16		5,215	5,358,413
6.75%, 10/01/20		9,895	10,562,913

			15,921,326

Real Estate Investment Trusts (REITs) – 0.3%
Felcor Lodging LP, 6.75%, 6/01/19		18,630	19,980,675
The Rouse Co. LLC, 6.75%, 11/09/15		2,372	2,502,460
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/01/13 (a)		4,992	5,091,840

			27,574,975

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Real Estate Management & Development – 1.5%
Crescent Resources LLC/Crescent Ventures, Inc.,
10.25%, 8/15/17 (a)	USD	21,220	$22,068,800
IVG Immobilien AG, 8.00%, 5/29/49 (e)	EUR	7,100	4,470,688
Realogy Corp.:
11.50%, 4/15/17	USD	9,730	10,435,425
12.00%, 4/15/17		1,940	2,046,700
7.88%, 2/15/19 (a)		31,070	32,623,500
7.63%, 1/15/20 (a)		44,960	49,568,400
9.00%, 1/15/20 (a)		7,745	8,538,863
Tropicana Entertainment LLC/Tropicana Finance
Corp., 9.63%, 12/15/14 (c)(d)		1,115	–
The Unique Pub Finance Co. Plc, Series A4,
5.66%, 6/30/27	GBP	5,250	7,290,845

			137,043,221

Road & Rail – 0.3%
Florida East Coast Railway Corp., 8.13%,
2/01/17	USD	5,030	5,294,075
The Hertz Corp.:
7.50%, 10/15/18		5,615	6,064,200
6.75%, 4/15/19 (a)		7,060	7,448,300
7.38%, 1/15/21		11,745	12,625,875

			31,432,450

Semiconductors & Semiconductor Equipment – 0.2%
Micron Technology, Inc., 2.38%, 5/01/32 (a)(f)		9,070	8,480,450
Spansion LLC, 7.88%, 11/15/17		8,389	8,263,165

			16,743,615

Software – 3.8%
Epicor Software Corp., 8.63%, 5/01/19		10,830	11,425,650
Equinix, Inc., 7.00%, 7/15/21		6,020	6,742,400
First Data Corp.:
7.38%, 6/15/19 (a)		41,475	42,771,094
8.88%, 8/15/20 (a)		1,625	1,771,250
6.75%, 11/01/20 (a)		54,015	53,677,406
8.25%, 1/15/21 (a)		35,014	34,926,465
12.63%, 1/15/21		30,326	31,425,317
IMS Health, Inc., 12.50%, 3/01/18 (a)		35,125	41,798,750
Infor US, Inc.:
10.00%, 4/01/19 (a)	EUR	2,080	2,873,371
9.38%, 4/01/19 (a)	USD	50,480	56,032,800
Interactive Data Corp., 10.25%, 8/01/18		21,800	24,416,000
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		13,770	14,217,525
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (a)		14,840	15,953,000
SunGard Data Systems, Inc.:
7.38%, 11/15/18		8,810	9,448,725
7.63%, 11/15/20		8,790	9,537,150

			357,016,903

Specialty Retail – 1.9%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		6,955	7,667,887
Claire’s Stores, Inc., 9.00%, 3/15/19 (a)		25,115	26,056,813
House of Fraser Funding Plc:
8.88%, 8/15/18	GBP	8,814	13,414,500
8.88%, 8/15/18 (a)		5,639	8,582,297
Limited Brands, Inc., 5.63%, 2/15/22	USD	8,775	9,455,063
Michaels Stores, Inc., 7.75%, 11/01/18 (a)		6,036	6,458,520

Corporate Bonds		Par (000)	Value
Specialty Retail (concluded)
Party City Holdings, Inc., 8.88%, 8/01/20 (a)	USD	16,988	$18,092,220
Penske Automotive Group, Inc., 5.75%, 10/01/22 (a)		13,665	14,006,625
Punch Taverns Finance Plc, 7.27%, 4/15/22	GBP	820	1,251,312
QVC, Inc.:
7.13%, 4/15/17 (a)	USD	4,525	4,774,816
7.50%, 10/01/19 (a)		12,930	14,307,123
7.38%, 10/15/20 (a)		7,931	8,817,273
5.13%, 7/02/22 (a)		7,357	7,791,173
RSC Equipment Rental, Inc./RSC Holdings III LLC, 8.25%, 2/01/21		19,564	21,471,490
Sally Holdings LLC/Sally Capital, Inc.:
6.88%, 11/15/19		4,755	5,289,937
5.75%, 6/01/22		5,964	6,351,660
Sonic Automotive, Inc., 9.00%, 3/15/18		5,100	5,571,750

			179,360,459

Textiles, Apparel & Luxury Goods – 0.2%
Levi Strauss & Co.:
7.75%, 5/15/18	EUR	2,189	2,995,817
6.88%, 5/01/22	USD	8,205	8,553,713
PVH Corp., 7.38%, 5/15/20		2,575	2,909,750

			14,459,280

Trading Companies & Distributors – 1.2%
Aircastle Ltd., 6.75%, 4/15/17		9,020	9,719,050
Ashtead Capital, Inc., 6.50%, 7/15/22 (a)		14,125	14,831,250
H&E Equipment Services, Inc., 7.00%, 9/01/22 (a)		9,760	10,150,400
UR Merger Sub Corp.:
5.75%, 7/15/18 (a)		8,917	9,418,581
7.38%, 5/15/20 (a)		7,895	8,487,125
7.63%, 4/15/22 (a)		52,451	57,433,845

			110,040,251

Transportation Infrastructure – 0.1%
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	6,560	8,640,674

Wireless Telecommunication Services – 2.5%
Cricket Communications, Inc.:
7.75%, 5/15/16	USD	9,550	10,075,250
7.75%, 10/15/20		6,255	6,098,625
Digicel Group Ltd.:
10.50%, 4/15/18 (a)		10,659	11,591,663
8.25%, 9/30/20 (a)		28,075	29,478,750
Digicel Ltd., 8.25%, 9/01/17 (a)		14,891	16,082,280
MetroPCS Wireless, Inc., 6.63%, 11/15/20		15,940	16,697,150
NII Capital Corp., 7.63%, 4/01/21		6,022	4,787,490
Phones4u Finance Plc:
9.50%, 4/01/18	GBP	4,997	8,119,613
9.50%, 4/01/18 (a)		6,510	10,578,083
SBA Telecommunications, Inc., 5.75%, 7/15/20 (a)	USD	8,121	8,527,050
Sprint Nextel Corp.:
9.00%, 11/15/18 (a)		53,673	64,407,600
7.00%, 3/01/20 (a)		42,150	47,208,000

			233,651,554

Total Corporate Bonds – 77.7%			7,218,192,835

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	33

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (e)	Par (000)		Value
Advertising – 0.0%
Affinion Group, Inc., Tranche B Term Loan, 5.00%, 7/16/15	USD	1,061	$969,461

Aerospace & Defense – 0.0%
Sequa Corp., Tranche 1 2011 New Term Loan, 6.25%, 12/03/14		3,388	3,404,797

Airlines – 0.1%
AWAS Finance Luxembourg S.à r.l., Loan, 5.25%, 6/10/16		6,117	6,201,543
Delta Air Lines, Inc., Term Loan, 3.63%, 9/16/15		2,147	2,007,353
Northwest Airlines Corp.:
Trade Claim Participation, 0.00%, 12/31/49		4,500	–
Trade Claim Participation, 0.00%, 12/31/49		3,600	–

			8,208,896

Auto Components – 0.2%
Federal-Mogul Corp., Tranche B Term Loan,
2.16% - 2.17%, 12/29/14		14,203	13,810,021
The Goodyear Tire & Rubber Co., Loan (Second Lien), 4.75%, 4/30/19		2,805	2,829,544
Navistar, Inc., Tranche B Term Loan,
7.00%, 8/17/17		4,084	4,124,734

			20,764,299

Building Products – 0.2%
Hupah Finance, Inc., Initial Term Loan, 6.25%, 1/21/19		16,895	17,127,408

Capital Markets – 0.3%
American Capital Ltd. (FKA American Capital Strategies Ltd.), Loans, 5.50%, 8/22/16		28,408	28,408,000

Chemicals – 0.7%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		28,124	28,018,211
Ineos U.S. Finance LLC, Cash Dollar Term Loan, 6.50%, 5/04/18		30,233	30,520,289
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term Loan (First Lien), 3.97%, 7/30/14		89	88,471
Trinseo Materials Operating S.C.A. (FKA Styron S.à r.l.), Term Loan, 8.00%, 8/02/17		3,699	3,538,411

			62,165,382

Commercial Services & Supplies – 0.3%
ADS Waste Holdings, Inc., Term Loan B, 5.25%, 9/11/19		14,555	14,618,751
Ceridian Corp., Extended US Term Loan, 5.98%, 5/09/17		1,799	1,805,579
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/15/18		3,568	3,519,882
Tervita Corp. (FKA CCS Corp.), Series A Term Loan, 6.50%, 11/14/14		4,441	4,455,327

			24,399,539

Diversified Consumer Services – 0.1%
The ServiceMaster Co.:
Delayed Draw Term Loan, 2.72%, 7/24/14		456	454,281
Tranche A Term Loan, 2.50% - 2.73%, 7/24/14		4,578	4,561,911

			5,016,192

Diversified Financial Services – 1.0%
GMACM Borrower LLC (RFC Borrower LLC):
Term A-2 Loan, 6.75%, 11/18/13		5,010	5,078,887
Term Loan (DIP), 5.00%, 11/18/13		43,645	43,754,113

Floating Rate Loan Interests (e)	Par (000)		Value
Diversified Financial Services (concluded)
Nuveen Investments, Inc.:
Additional Extended First Lien Term Loan, 5.86%, 5/13/17	USD	9,720	$9,651,182
Extended First-Lien Term Loan, 5.86% - 5.94%, 5/13/17		3,000	2,975,640
First-Lien Incremental Term Loan, 7.25%, 5/13/17		8,655	8,709,094
New Second-Lien Term Loan, 8.25%, 2/28/19		10,695	10,768,582
Springleaf Financial Funding Co. (FKA American General Finance Corp.), Initial Loan, 5.50%, 5/10/17		15,770	15,427,003

			96,364,501

Diversified Telecommunication Services – 1.2%
Avaya, Inc., Term B-1 Loan, 3.18%, 10/24/14		8,112	7,867,455
Hawaiian Telcom Communications, Inc., Term B Loan, 7.00%, 2/28/17		5,135	5,196,004
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		41,185	41,211,025
Level 3 Financing, Inc.:
Term Loan B II, 4.75%, 8/01/19		38,470	38,470,000
Tranche B III Term Loan, 5.75%, 9/01/18		21,725	21,715,875

			114,460,359

Food & Staples Retailing – 0.6%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots), Facility B1, 3.51%, 7/09/15	GBP	28,560	43,974,305
U.S. Foods, Inc. (AKA U.S. Foodservice, Inc.), Extended Term Loan, 5.75%, 3/31/17	USD	2,102	2,067,775
Volume Services America, Inc. (Centerplate), Term Loan B, 10.50% - 10.75%, 9/16/16		13,424	13,424,378

			59,466,458

Food Products – 0.1%
Pierre Foods, Inc., Loan (Second Lien), 11.25%, 9/29/17		12,230	12,303,380

Health Care Equipment & Supplies – 0.1%
Bausch & Lomb, Inc., Parent Term Loan, 5.25%, 5/17/19		12,499	12,626,286

Health Care Providers & Services – 0.3%
Harden Healthcare LLC:
Tranche A Additional Term Loan, 7.00% - 7.75%, 3/02/15		6,287	6,092,648
Tranche A Term Loan, 8.50%, 3/02/15		3,126	3,063,112
LHP Operations Co. LLC, Term Loan B, 9.00%, 7/03/18		7,601	7,657,957
Thomson Reuters (Healthcare), Inc. (FKA VCPH Holdings Corp./Wolverine Healthcare Analytics), Tranche B Term Loan, 6.75%, 6/06/19		10,229	10,302,912

			27,116,629

Hotels, Restaurants & Leisure – 1.3%
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.):
Term B-1 Loan, 3.22%, 1/28/15		14,716	14,253,904
Term B-3 Loan, 3.22%, 1/28/15		20,389	19,748,344
Term B-4 Loan, 9.50%, 10/31/16		14,220	14,583,539
Term B-6 Loan, 5.47%, 1/28/18		5,605	5,083,062
Term Loan, 3.22%, 1/28/15		24,618	23,844,111
NP Opco LLC, Term Loan B, 5.50%, 9/15/19		33,125	33,176,675
Stockbridge/SBE Holdings, Term Loan B, 13.00%, 5/02/17		4,810	4,785,950

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (e)	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
Travelport Holdings Ltd.:
Extended Tranche A Loan, 6.00%, 12/01/16 (g)	USD	2,821	$846,440
Extended Tranche B Loan, 13.86%, 12/01/16 (g)		9,096	716,338

			117,038,363

Independent Power Producers & Energy Traders – 0.5%
Calpine Corp., Term Loan, 4.50%, 4/01/18		5,735	5,740,834
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 8/05/16		39,277	41,020,332

			46,761,166

Internet Software & Services – 0.7%
Zayo Group LLC/Zayo Capital, Inc., Term Loan, 7.12%, 7/02/19		63,885	64,404,272

Life Sciences Tools & Services – 0.1%
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), Term Loan, 6.25%, 12/05/18		6,932	6,990,737

Machinery – 0.4%
Rexnord LLC/RBS Global, Inc., Term B Loan, 5.00%, 4/01/18		11,551	11,597,706
Schaeffler AG:
Facility C2 (USD), 6.00%, 1/27/17		13,485	13,611,489
Term Loan B, 1.00%, 1/27/15	EUR	12,075	15,071,173

			40,280,368

Media – 1.2%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Term Loan, 2.47%, 7/03/14	USD	7,843	7,465,500
Cequel Communications LLC, Term Loan, 4.00%, 2/14/19		9,507	9,538,884
Clear Channel Communications, Inc.:
Tranche B Term Loan, 3.87%, 1/29/16		51,285	41,897,016
Tranche C Term Loan, 3.87%, 1/29/16		9,211	7,387,614
Eastman Kodak Co., Term Loan (DIP), 8.50%, 7/20/13		15,515	15,263,338
MTL Publishing LLC (EMI Music Publishing Group North America Holdings, Inc.), Term B Loan, 5.50%, 6/29/18		8,803	8,897,569
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		18,455	18,485,820
Univision Communications, Inc., Extended First-Lien Term Loan, 4.47%, 3/31/17		6,420	6,336,160

			115,271,901

Metals & Mining – 0.2%
Constellium Holdco BV, Initial Term Loan, 9.25%, 5/25/18		13,095	12,866,181
Walter Energy, Inc. (FKA Walter Industries, Inc.), B Term Loan, 4.00%, 4/02/18		9,500	9,446,610

			22,312,791

Multiline Retail – 0.2%
Hema Holding BV, Facility (Mezzanine), 3.62% - 5.00%, 7/05/17 (g)	EUR	9,065	10,095,393
Savers, Inc., Term Loan, 6.25%, 7/09/19	USD	4,579	4,617,168

			14,712,561

Oil, Gas & Consumable Fuels – 1.3%
Chesapeake Energy Corp., Loan, 8.50%, 12/02/17		35,180	35,269,709
Dynegy Power LLC, Term Loan, 9.25%, 8/05/16		56,466	59,127,430
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		8,455	8,454,791
Samson Resources Corp., Term Loan B, 6.00%, 9/25/18		7,350	7,389,837

Floating Rate Loan Interests (e)	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Tervita Corp. (FKA CCS Corp.), Term Loan, 3.22%, 11/14/14	USD	5,735	$5,663,261

			115,905,028

Paper & Forest Products – 0.4%
Ainsworth Lumber Co. Ltd., Term Loan, 5.25%, 6/26/14		13,250	13,051,250
NewPage Corp., Term Loan (DIP), 8.00%, 3/08/13		9,950	10,043,331
Verso Paper Finance Holdings LLC, Loan, 6.49% - 7.24%, 2/01/13		19,709	9,854,447

			32,949,028

Pharmaceuticals – 0.2%
Aptalis Pharma, Inc. (FKA Axcan Intermediate Holdings, Inc.), Term B-1 Loan, 5.50%, 2/10/17		8,155	8,147,085
inVentiv Health, Inc. (FKA Ventive Health, Inc.):
Consolidated Term Loan, 6.50%, 8/04/16		5,197	5,015,175
Term B-3 Loan, 6.75%, 5/15/18		2,154	2,084,085

			15,246,345

Real Estate Investment Trusts (REITs) – 0.3%
iStar Financial, Inc.:
Tranche A-1 Loan, 5.00%, 6/28/13		23,879	23,913,755
Tranche A-2 Loan, 7.00%, 6/30/14		3,015	3,009,965

			26,923,720

Real Estate Management & Development – 0.4%
Realogy Corp.:
Extended FL Term Loan, 4.48%, 10/10/16		33,810	33,345,563
Extended Synthetic Commitment, 0.07% - 4.40%, 10/10/16		3,018	2,976,165

			36,321,728

Software – 0.7%
First Data Corp.:
2018 Dollar Term Loan, 4.22%, 3/26/18		15,635	14,846,683
Initial Tranche B-3 Term Loan, 2.97%, 9/24/14		67	66,342
Non Extending B-1 Term Loan, 2.97%, 9/24/14		155	154,798
Term Loan B-3, 3.22%, 9/30/18		4,725	4,634,422
Infor US, Inc. (FKA Lawson Software, Inc.), Term Loan B2, 5.25%, 4/05/18		30,898	30,974,806
Interactive Data Corp., Term B Loan, 4.50%, 2/11/18		11,024	11,074,483
Sabre, Inc., Non-Extended Initial Term Loan, 2.22%, 9/30/14		655	652,699

			62,404,233

Specialty Retail – 0.5%
HD Supply, Inc., Term Loan, 7.25%, 10/12/17		29,885	30,796,493
Party City Holdings, Inc., Term Loan, 5.75%, 7/27/19		18,940	19,162,545

			49,959,038

Textiles, Apparel & Luxury Goods – 0.1%
EB Sports Corp., Term Loan, 6.42%, 12/31/15 (g)		7,615	7,462,862

Wireless Telecommunication Services – 0.6%
Crown Castle Operating Co., Tranche B Term Loan, 4.00%, 1/31/19		710	711,176
Vodafone Americas Finance 2, Inc.:
Initial Loan, 6.88%, 8/11/15 (g)		39,317	40,496,741

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	35

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (e)	Par (000)	Value
Wireless Telecommunication Services (concluded)
New Series A Loan, 6.25%, 7/11/16 (g)	USD 15,263	$15,720,375

		56,928,292
Total Floating Rate Loan Interests – 14.3%		1,324,674,020

Foreign Agency Obligations – 0.0%
Eksportfinans ASA, 0.66%, 4/05/13 (e)	2,042	2,009,924

Investment Companies	Shares
Eaton Vance Senior Income Trust	11,650	88,540
ING Prime Rate Trust	399,934	2,475,591
Uranium Participation Corp. (c)	654,420	3,481,453
Total Investment Companies – 0.1%		6,045,584

Other Interests (i)	Beneficial Interest (000)
Auto Components – 0.0%
Lear Corp., Escrow (c)(d)	7,955	84,522
Lear Corp., Escrow (c)(d)	7,495	79,634

		164,156
Capital Markets – 0.1%
Lehman Brothers Holdings Capital Trust VII
Escrow Bonds (c)(d)	9,030	2,302,650
Lehman Brothers Holdings Capital Trust VII
Escrow Bonds (c)(d)	5,675	1,447,125
Lehman Brothers Holdings Capital Trust VII
Escrow Bonds (c)(d)	5,500	1,388,750
Lehman Brothers Holdings Capital Trust VII
Escrow Bonds (c)(d)	2,520	642,600
Lehman Brothers Holdings Capital Trust VII
Escrow Bonds (c)(d)	1,000	252,500

		6,033,625
Electric Utilities – 0.0%
Mirant America Corp., Escrow (c)(d)	3,270	–
Mirant America, Inc., Escrow (c)(d)	1,880	–
Mirant Americas Generation LLC, Escrow (c)(d)	1,215	–

		–
Hotels, Restaurants & Leisure – 0.0%
Buffets Restaurants Holdings, Inc., Escrow (c)	3,925	–
Household Durables – 0.4%
Richland-Stryker Generation LLC (c)(j)	10,488	10,487,500
Stanley-Martin, Class B Membership Units (c)	20	25,707,116

		36,194,616
Media – 0.0%
Adelphia Communications Corp., Escrow (c)(d)	800	6,080
Adelphia Communications Corp., Escrow (c)(d)	325	2,470
Adelphia Communications Corp., Escrow (c)(d)	27,425	3
Century Communications, Escrow (c)(d)	625	6,250

		14,803

Other Interests	Beneficial Interest (000)	Value
Oil, Gas & Consumable Fuels – 0.0%
Post Oak Crown IV LLC (c)	USD 1,250	$1,250,000
Total Other Interests – 0.5%		43,657,200

Preferred Securities
Capital Trusts	Par (000)
Insurance – 0.2%
American General Institutional Capital A, 7.57%, 12/01/45 (a)	10,310	11,547,200
Genworth Financial, Inc., 6.15%, 11/15/66 (e)	15,780	10,138,650

		21,685,850
Total Capital Trusts – 0.2%		21,685,850

Preferred Stocks	Shares
Auto Components – 0.4%
Dana Holding Corp., 4.00% (a)	326,201	34,985,057
Commercial Banks – 0.0%
Royal Bank of Scotland Group Plc, 7.25%	84,000	1,905,960
Diversified Financial Services – 1.3%
Ally Financial, Inc., 7.00% (a)	119,240	111,545,300
RBS Capital Funding Trust VII, 6.08%	278,482	4,987,613

		116,532,913
Real Estate Investment Trusts (REITs) – 0.0%
MPG Office Trust, Inc., Series A, 7.63%	140,888	3,175,616
Thrifts & Mortgage Finance – 0.0%
Fannie Mae, 7.00%	370,000	407,000
Freddie Mac, 8.38%	990,611	842,019

		1,249,019
Total Preferred Stocks – 1.7%		157,848,565

Trust Preferreds
Diversified Financial Services – 0.7%
GMAC Capital Trust I, 8.13%, 2/15/40	2,510,880	63,048,197
Total Preferred Securities – 2.6%		242,582,612

Warrants (k)
Diversified Financial Services – 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/28/17)	3,811	–
Health Care Providers & Services – 0.0%
HealthSouth Corp. (Expires 1/16/14)	253,521	–
Hotels, Restaurants & Leisure – 0.0%
BLB Worldwide Holdings, Inc. (Expires 11/08/17)	500	2,500

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Warrants	Shares	Value
Media – 0.0%
Charter Communications, Inc., Class A (Expires 11/30/14)	74,775	$2,235,773
HMH Holdings (Education Media) (Expires 6/22/19)	11,931	–

		2,235,773

Total Warrants – 0.0%		2,238,273

Total Long-Term Investments
(Cost – $9,078,124,501) – 100.2%		9,310,315,422

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (l)(m)	211,929,286	211,929,286

Total Short-Term Securities
(Cost – $211,929,286) – 2.3%		211,929,286

Options Purchased	Contracts

Over-the-Counter Call Options – 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/14/19, Broker Goldman Sachs Group, Inc.	107	1

Total Options Purchased
(Cost – $104,182) – 0.0%		1

Total Investments
(Cost – $9,290,157,969) – 102.5%		9,522,244,709
Liabilities in Excess of Other Assets – (2.5)%		(234,320,763)

Net Assets – 100.0%		$9,287,923,946

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	Variable rate security. Rate shown is as of report date.
(f)	Convertible security.
(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(j)	Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at Septe- mber 30, 2011	Shares Purchased	Shares Sold	Shares Held at Septe- mber 30, 2012	Value at Septe- mber 30, 2012
Richland-Stryker Generation LLC	–	10,487,500	–	10,487,500	$10,487,500

(k)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(l)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at Septe- mber 30, 2011	Net Activity	Shares Held at Septe- mber 30, 2012	Income	Realized Gain
BlackRock Liquidity Funds, Temp- Fund, Institu- tional Class	205,812,406	6,116,880	211,929,286	$538,448	$6,522

(m)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of September 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counter- party	Settle- ment Date	Unre- alized Appre- ciation (Depre- ciation)
EUR	22,000	USD	28,322	Citigroup, Inc.	10/01/12	$(51)
USD	1,894,324	AUD	1,875,500	Citigroup, Inc.	10/17/12	(47,540)
USD	3,756,457	AUD	3,693,000	UBS AG	10/17/12	(67,220)
USD	38,313,195	CAD	38,910,000	UBS AG	10/17/12	(1,249,402)
USD	7,418,632	GBP	4,735,000	Citigroup, Inc.	10/17/12	(226,999)
USD	7,261,956	GBP	4,635,000	Citigroup, Inc.	10/17/12	(222,205)
USD	14,369,618	GBP	8,860,000	Citigroup, Inc.	10/17/12	63,325
USD	2,500,394	GBP	1,580,000	Credit Suisse Group AG	10/17/12	(50,841)
USD	2,748,435	GBP	1,773,000	Deutsche Bank AG	10/17/12	(114,438)
USD	116,284,183	GBP	74,721,000	UBS AG	10/17/12	(4,368,242)
USD	11,023,201	GBP	6,890,000	UBS AG	10/17/12	(102,121)
USD	3,034,437	GBP	1,930,000	UBS AG	10/17/12	(81,945)
USD	1,903,430	GBP	1,227,000	UBS AG	10/17/12	(77,813)
USD	1,255,111	GBP	808,500	UBS AG	10/17/12	(50,379)
USD	500,278	EUR	383,000	BNP Paribas SA	10/22/12	7,982
USD	5,000,540	EUR	3,874,000	BNP Paribas SA	10/22/12	21,029
USD	380,182,600	EUR	310,100,000	Citigroup, Inc.	10/22/12	(18,409,666)
USD	4,470,876	EUR	3,500,000	JPMorgan Chase & Co.	10/22/12	(27,909)
USD	8,544,934	EUR	7,040,000	Royal Bank of Scotland Group Plc	10/22/12	(504,049)
USD	4,526,279	EUR	3,490,000	Royal Bank of Scotland Group Plc	10/22/12	40,348
USD	14,763,397	EUR	11,959,000	UBS AG	10/22/12	(608,305)
USD	26,307,172	EUR	20,860,000	UBS AG	10/22/12	(505,581)
USD	7,422,925	EUR	6,015,000	UBS AG	10/22/12	(308,557)
USD	1,261,016	EUR	998,000	UBS AG	10/22/12	(21,780)
USD	1,467,878	EUR	1,118,000	UBS AG	10/22/12	30,838
Total						$(26,881,521)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	37

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

—	Financial futures contracts sold as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation
2,475	E-Mini S&P 500® Futures	Chicago Mercantile	December 2012	USD	$177,482,250	$2,022,322

—	Credit default swaps on single-name issues – buy protection outstanding as of September 30, 2012 were as follows:

Issuer	Pay Fixed Rate	Counter- party	Expiration Date	Notional Amount (000)		Unrea- lized Apprec- iation (Deprec- iation)

MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	3,850	$(376,363)

MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	2,060	(161,054)

MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	2,030	(171,404)

MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	1,965	(213,179)

MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	980	(98,363)

Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	USD	4,520	(158,287)

Israel Government	1.00%	Deutsche Bank AG	3/20/17	USD	11,550	(355,831)

State of Israel	1.00%	Deutsche Bank AG	3/20/17	USD	3,845	(116,108)

K Hovnanian Enterprises, Inc.	5.00%	Credit Suisse Group AG	9/20/17	USD	1,822	97,782

K Hovnanian Enterprises, Inc.	5.00%	Deutsche Bank AG	9/20/17	USD	720	39,537

Staples, Inc.	1.00%	Goldman Sachs Group, Inc.	9/20/17	USD	2,000	103,933

K Hovnanian Enterprises, Inc.	5.00%	JPMorgan Chase & Co.	9/20/17	USD	800	42,934

Total						$(1,366,403)

—	Credit default swaps on single-name issues – sold protection outstanding as of September 30, 2012 were as follows:

Issuer	Receive Fixed Rate	Counter- party	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrea- lized Apprec- iation

Air Lease Corp.	5.00%	Goldman Sachs Group, Inc.	2/14/13	Not Rated	USD	12,300	$180,619

CIT Group, Inc.	5.00%	Deutsche Bank AG	9/20/15	BB-	USD	55,700	7,346,679

Realogy Corp.	5.00%	JPMorgan Chase & Co.	9/20/15	CC	USD	5,000	173,407

Issuer	Receive Fixed Rate	Counter- party	Expir- ation Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrea- lized Apprec- iation

ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	3/20/16	B	USD	2,000	$142,599

ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	3/20/16	B	USD	1,500	85,303

ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/16	B	USD	5,275	358,028

ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/16	B	USD	5,275	317,330

ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/16	B	USD	1,000	77,005

ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/16	B	USD	1,000	71,577

Community Health Systems, Inc.	5.00%	BNP Paribas SA	9/20/16	B	USD	2,000	291,551

ARAMARK Corp.	5.00%	Credit Suisse Group AG	9/20/16	B	USD	2,600	275,577

The Hertz Corp.	5.00%	Citigroup, Inc.	3/20/17	B	USD	5,000	414,929

Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/17	B-	USD	11,410	320,413

Ford Motor Co.	5.00%	Deutsche Bank AG	3/20/17	BB+	USD	35,000	2,484,390

The Hertz Corp.	5.00%	Citigroup, Inc.	6/20/17	B	USD	4,705	85,599

CCO Holdings LLC/CCO Holdings Capital Corp.	8.00%	Deutsche Bank AG	9/20/17	BB-	USD	16,770	1,892,454

Level 3 Communi- cations, Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/19	CCC	USD	14,000	564,830

Total							$15,082,290

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

•	Credit default swaps on traded indexes - buy protection outstanding as of September 30, 2012 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.HY Series 18 Version 2	5.00%	Credit Suisse Group AG	6/20/17	USD	24,255	$(690,113)

•	Total return swaps outstanding as of September 30, 2012 were as follows:

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation
iBoxx US Dollar Liquid High Yield Index	3-month LIBOR[1]	JPMorgan Chase & Co.	3/20/13	USD	100,000	$1,656,616

[1]	Fund pays the fixed rate and receives the total return of the reference entity.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the year. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	–	$ 2,523,287	$ 2,523,287
Collateralized Debt Obligations	–	–	4,232,857	4,232,857
Common Stocks	$310,812,481	$ 97,981,444	55,364,905	464,158,830
Corporate Bonds	–	7,179,121,325	39,071,510	7,218,192,835
Floating Rate Loan Interests	–	1,117,522,746	207,151,274	1,324,674,020
Foreign Agency Obligations	–	2,009,924	–	2,009,924
Investment Companies	6,045,584	–	–	6,045,584
Other Interests	–	6,042,175	37,615,025	43,657,200
Preferred Securities	74,366,405	168,216,207	–	242,582,612
Warrants	2,238,273	–	–	2,238,273
Short-Term Securities	211,929,286	–	–	211,929,286

Total	$605,392,029	$8,570,893,821	$345,958,858	$9,522,244,708

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$7,282,927	$9,740,165	$17,023,092
Equity contracts	$2,022,322	–	1	2,022,323
Foreign currency exchange contracts	–	163,522	–	163,522
Liabilities:
Credit contracts	–	(2,340,702)	–	(2,340,702)
Foreign currency exchange contracts	(51)	(27,044,992)	–	(27,045,043)

Total	$2,022,271	$(21,939,245)	$9,740,166	$(10,176,808)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	39

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$9,948,907	–	–	$9,948,907
Foreign currency at value	20,058,886	–	–	20,058,886
Cash pledged as collateral for financial futures contracts	9,774,000	–	–	9,774,000
Cash pledged as collateral for swap contracts	310,000	–	–	310,000
Liabilities:
Cash received as collateral for swap contracts	–	$(14,900,000)	–	(14,900,000)

Total	$40,091,793	$(14,900,000)	–	$25,191,793

Prior to March 31, 2012, only significant transfers between Level 1 and Level 2 were required to be disclosed. There were no significant transfers from the beginning of the period to March 31, 2012. For the interim period April 1, 2012 to September 30, 2012, all transfers between Level 1 and Level 2 are required to be disclosed. As of March 31, 2012, there were securities with a value of $103,765,487 that were valued using unadjusted price quotations from an exchange, but were valued using other observable inputs as of September 30, 2012. Therefore, these securities were transferred from Level 1 to Level 2 during the period.

The following table summarizes the valuation techniques used and unobservable inputs developed by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the fair value of certain of the Fund’s Level 3 investments as of September 30, 2012:

	Value	Valuation Techniques	Unobservable Inputs[1]	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs[2]
Assets:
Collateralized Debt Obligations	$672,857	Cost	N/A3	–	–
Common Stocks	55,364,902	Market Comparable Companies	EBITDA Multiple	6.7x	6.7x
			Forward EBITDA Multiple	5.2x	5.2x
		Cost	N/A3	–	–
Corporate Bonds	26,753,516	Market Comparable Companies	Yield	7.00%	7.00%
		Cost	N/A3	–	–
Floating Rate Loan Interests	19,010,207	Market Comparable Companies	Illiquidity Discount	50.00%	50.00%
			Yield	9.65%	9.65%
		Cost	N/A3	–	–
Other Interests	37,444,616	Market Comparable Companies	Tangible Book Value Multiple	1.97x	1.97x
			Discount to Public Comparables	27.50%	27.50%
		Cost	N/A3	–	–
Total[4]	$139,246,098

[1]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Forward EBITDA Multiple	Increase	Decrease
Yield	Decrease	Increase
Illiquidity Discount	Decrease	Increase
Tangible Book Value Multiple	Increase	Decrease
Discount to Public Comparables	Decrease	Increase

[2]	Unobservable inputs are weighted based on the fair value of the investments included in the range.

[3]

The Fund fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

[4]

Does not include Level 3 investments with values derived utilizing prices from recent prior transactions or third party pricing information without adjustment for which such inputs are unobservable. The value of Level 3 investments derived using prices from prior transactions and/or third party pricing information is $206,712,760. A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Consolidated Schedule of Investments (concluded)	BlackRock High Yield Bond Portfolio

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Collateralized Debt Obligations	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Total
Assets:
Opening Balance, as of September 30, 2011	$11,003,750	$642,992	$117,942,892	$20,964,237	$137,663,674	$27,004,068	$2,555,731	$2,071	$317,779,415
Transfers into Level 3[1]	–	6,955,000[2]	15,265,899[2]	–	15,528,324	–	–	–	37,749,223
Transfers out of Level 3[1]	(6,955,000)[2]	–	–	–	(18,406,540)	(15,265,899)[2]	–	(2,000)	(40,629,439)
Accrued discounts/premiums	63,866	91,489	–	17,436	2,271,194	–	–	–	2,443,985
Net realized gain (loss)	(296,783)	331,441	(14,907,789)	–	(9,853,505)	109,472	(971,084)	(589,672)	(26,177,920)
Net change in unrealized appreciation/ depreciation[3]	167,454	1,571,388	(26,879,423)	(324,652)	3,256,275	16,139,174	801,419	589,481	(4,678,884)
Purchases	–	81,822	21,161,097	20,754,189	115,436,745	24,991,758	–	120	182,425,731
Sales	(1,460,000)	(5,441,275)	(57,217,771)	(2,339,700)	(38,744,893)	(15,363,548)	(2,386,066)	–	(122,953,253)

Closing Balance, as of September 30, 2012	$2,523,287	$4,232,857	$55,364,905	$39,071,510	$207,151,274	$37,615,025	–	–	$345,958,858

[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[2]

Transfers into and out of Level 3 are the result of a reclassification of certain Level 3 investments between Asset-Backed Securities, Collateralized Debt Obligations, Common Stocks and Other Interests and not the result of the investments transferring into or out of Level 3.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of September 30, 2012 was $2,064,271.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Equity Contracts		Credit Contracts
	Assets	Liabilities	Assets	Liabilities	Total
Opening Balance, as of September 30, 2011	$1	–	–	$(106,124)	$(106,123)
Transfers into Level 3[4]	–	–	–	–	–
Transfers out of Level 3[4]	–	–	–	–	–
Accrued discounts/ premiums	–	–	–	–	–
Net realized gain (loss)	–	–	–	–	–
Net change in unrealized appreciation/ depreciation[5]	–	–	–	5,088,528	5,088,528
Purchases	–	–	–	–	–
Issues[6]	–	–	–	4,757,761	4,757,761
Sales	–	–	–	–	–
Settlements[7]	–	–	–	–	–

Closing Balance, as of September 30, 2012	$1	–	–	$9,740,165	$9,740,166

[4]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[5]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on swaps still held as of September 30, 2012 was $5,088,528.

[6]	Issues represent upfront cash received on certain derivative financial instruments.

[7]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	41

Schedule of Investments September 30, 2012	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
AH Mortgage Advance Co. Ltd., Series SART-3, Class 1A1, 2.98%, 3/13/43 (a)	USD 8,180	$8,233,554
AmeriCredit Automobile Receivables Trust:
Series 2011-1, Class A3, 1.39%, 9/08/15	1,160	1,166,811
Series 2011-3, Class D, 4.04%, 7/10/17	10,769	11,442,676
Series 2012-2, Class D, 3.38%, 4/09/18	6,960	7,142,895
Series 2012-4, Class B, 1.31%, 11/08/17	3,270	3,274,578
Ameriquest Mortgage Securities, Inc., Series 2004-FR1, Class A5, 4.46%, 5/25/34 (b)	1,248	1,262,216
Asset-Backed Securities Corp. Home Equity, Series 2005-HE3, Class M2, 0.66%, 4/25/35 (b)	959	942,093
Bear Stearns Asset-Backed Securities Trust:
Series 2006-HE10, Class 21A1, 0.29%, 12/25/36 (b)	574	547,249
Series 2007-HE3, Class 1A1, 0.34%, 4/25/37 (b)	688	680,783
BNC Mortgage Loan Trust, Series 2006-2, Class A3, 0.34%, 11/25/36 (b)	1,917	1,865,472
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A1, 0.34%, 2/25/37 (b)	13	13,178
Chesapeake Funding LLC, Series 2012-1A, Class A, 0.98%, 11/07/23 (a)(b)	6,050	6,064,968
Citibank Omni Master Trust:
Series 2009-A14A, Class A14, 2.97%, 8/15/18 (a)(b)	24,947	26,115,617
Series 2009-A14X, Class A14, 2.97%, 8/15/18 (a)(b)	5,000	5,238,780
Conseco Financial Corp.:
Series 1993-4, Class A5, 7.05%, 1/15/19	180	181,981
Series 1995-5, Class M1, 7.65%, 9/15/26 (b)	1,404	1,426,826
Series 1996-8, Class A6, 7.60%, 11/15/26 (b)	306	311,805
Countrywide Asset-Backed Certificates:
Series 2005-17, Class 1AF2, 5.36%, 5/25/36 (b)	4,039	3,501,266
Series 2006-13, Class 1AF2, 5.88%, 1/25/37	840	798,126
Series 2007-1, Class 2A1, 0.27%, 7/25/37 (b)	216	215,308
Series 2007-3, Class 2A1, 0.32%, 5/25/47 (b)	1,641	1,604,217
Series 2007-4, Class A1A, 0.34%, 4/25/47 (b)	818	812,461
Series 2007-7, Class 2A2, 0.38%, 10/25/47 (b)	11,644	11,138,753
Series 2007-10, Class 2A1, 0.27%, 6/25/47 (b)	725	721,475
Series 2007-12, Class 2A1, 0.57%, 8/25/47 (b)	3,967	3,921,864
Credit Acceptance Auto Loan Trust, Series 2011-1, Class A, 2.61%, 3/15/19 (a)	9,190	9,322,428
Discover Card Master Trust, Series 2012-A1, Class A1, 0.81%, 8/15/17	12,165	12,269,157
Ford Credit Auto Lease Trust, Series 2010-B, Class A4, 1.04%, 12/15/13 (a)	5,078	5,083,468
Ford Credit Auto Owner Trust, Series 2009-D, Class A4, 2.98%, 8/15/14	8,151	8,228,633
Ford Credit Floorplan Master Owner Trust:
Series 2010-1, Class A, 1.87%, 12/15/14 (a)(b)	4,410	4,425,237

Asset-Backed Securities	Par (000)	Value
Series 2010-5, Class C, 2.07%, 9/15/15 (a)	USD 3,130	$3,156,765
Series 2011-2, Class C, 2.37%, 9/15/15	3,775	3,785,751
Series 2011-2, Class D, 2.86%, 9/15/15	3,830	3,840,690
Series 2012-4, Class C, 1.39%, 9/15/16	7,005	7,005,000
Series 2012-5, Class C, 2.14%, 9/15/19	2,330	2,340,459
GCO Slims Trust, Series 2006-1A, Class NOTE, 5.72%, 3/01/22 (a)	928	905,127
Golden Credit Card Trust, Series 2012-5A, Class A, 0.79%, 9/15/17 (a)	24,500	24,497,361
Gracechurch Card Funding Plc, Series 2012-4A, Class A, 0.92%, 6/15/17 (a)(b)	9,000	9,063,684
Heller Financial, Series 1998-1, Class A, 0.87%, 7/15/24 (a)(b)	785	412,354
Home Equity Asset Trust:
Series 2007-1, Class 2A1, 0.28%, 5/25/37 (b)	429	424,134
Series 2007-2, Class 2A1, 0.33%, 7/25/37 (b)	269	265,731
Hyundai Auto Receivables Trust, Series 2012-B, Class B, 1.39%, 3/15/18	3,970	3,991,613
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.25%, 1/15/24 (a)(b)	200	200,240
MASTR Asset-Backed Securities Trust, Series 2005-FRE1, Class A4, 0.47%, 10/25/35 (b)	181	173,943
Motor Plc, Series 12A, Class A1C, 1.29%, 2/25/20 (a)	1,991	1,991,000
Red & Black Auto France, Series 2012-1, Class A, 0.97%, 12/28/21 (b)	EUR 9,443	12,190,393
Residential Asset Mortgage Products, Inc., Series 2003-RZ3, Class A6, 3.90%, 3/25/33 (c)	USD 3,545	3,497,817
Residential Asset Securities Corp., Series 2005-KS12, Class A2, 0.47%, 1/25/36 (b)	867	833,961
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class B, 1.66%, 8/15/16 (a)	6,232	6,251,003
Series 2011-S1A, Class C, 2.01%, 8/15/16 (a)	5,176	5,194,356
Series 2011-WO, Class A3, 1.40%, 10/15/14 (a)	12,590	12,615,299
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17	12,300	12,773,144
Series 2010-B, Class A3, 1.31%, 2/17/14 (a)	4,136	4,140,202
Series 2011-4, Class A2, 1.37%, 3/16/15	5,571	5,596,548
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)	3,721	3,736,158
Series 2011-S2A, Class B, 2.06%, 6/15/17 (a)	1,950	1,959,169
Series 2011-S2A, Class C, 2.86%, 6/15/17 (a)	507	509,771
Series 2011-S2A, Class D, 3.35%, 6/15/17 (a)	730	733,824
Series 2012-3, Class D, 3.64%, 5/15/18	9,930	10,126,703
Series 2012-5, Class C, 2.70%, 8/15/18	2,670	2,710,608
SLC Student Loan Trust, Series 2006-A, Class A4, 0.58%, 1/15/19 (b)	3,736	3,724,686
SLM Student Loan Trust:
Series 2002-1, Class A2, 0.56%, 4/25/17 (b)	276	275,599

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Series 2003-B, Class A2, 0.79%, 3/15/22 (b)	USD	6,677	$6,503,617
Series 2004-10, Class A4A, 0.87%, 7/27/20 (a)(b)		2,000	1,999,553
Series 2004-B, Class A2, 0.59%, 6/15/21 (b)		9,714	9,475,072
Series 2005-8, Class A2, 0.54%, 7/25/22 (b)		2,427	2,426,467
Series 2008-5, Class A2, 1.55%, 10/25/16 (b)		7,029	7,078,422
Series 2008-5, Class A3, 1.75%, 1/25/18 (b)		25,650	26,258,521
Series 2010-C, Class A1, 1.87%, 12/15/17 (a)(b)		3,754	3,761,432
Series 2012-B, Class A1, 1.34%, 12/15/21 (a)(b)		3,544	3,568,255
Series 2012-C, Class A1, 1.32%, 8/15/23 (a)(b)		13,796	13,893,221
Soundview Home Loan Trust:
Series 2003-1, Class M1, 1.07%, 8/25/31 (b)		598	592,649
Series 2003-2, Class A2, 0.87%, 11/25/33 (b)		2,249	2,090,659
Series 2006-EQ1, Class A2, 0.33%, 10/25/36 (b)		62	62,296
Wells Fargo Home Equity Trust, Series 2007-2, Class A1, 0.31%, 4/25/37 (b)		1,739	1,699,572

Total Asset-Backed Securities – 16.4%			366,286,704

Capital Trusts
Consumer Finance – 0.2%
Capital One Capital VI, 8.88%, 5/15/40		3,430	3,487,494

Corporate Bonds
Air Freight & Logistics – 0.3%
Federal Express Corp. 2012 Pass-Through Trust, 2.63%, 1/15/18 (a)		4,856	4,904,086
United Parcel Service, Inc., 1.13%, 10/01/17		1,430	1,436,456

			6,340,542

Airlines – 0.8%
Continental Airlines Pass-Through Trust, Series 2000-1, Class B, 8.39%, 5/01/22		1,859	1,970,415
Continental Airlines, Inc., 6.75%, 9/15/15 (a)		5,130	5,380,087
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B, 6.38%, 7/02/17		4,600	4,600,000
U.S. Airways Pass-Through Trust, Series 2012-1, Class C, 9.13%, 10/01/15		6,062	6,152,930

			18,103,432

Auto Components – 0.2%
Icahn Enterprises LP, 4.00%, 8/15/13 (b)(d)		5,310	5,317,965

Beverages – 1.7%
Anheuser-Busch InBev Worldwide, Inc.:
3.00%, 10/15/12		10,145	10,153,674
2.50%, 3/26/13		15,880	16,036,863
0.80%, 7/15/15		12,780	12,833,471

			39,024,008

Biotechnology – 0.4%
Amgen, Inc., 1.88%, 11/15/14		8,080	8,294,613

Corporate Bonds		Par (000)	Value
Capital Markets – 3.2%
Credit Suisse New York:
5.00%, 5/15/13	USD	15,000	$15,400,830
5.50%, 5/01/14		2,225	2,376,242
3.50%, 3/23/15		1,850	1,955,291
Deutsche Bank AG, 5.38%, 10/12/12		10,305	10,318,098
The Goldman Sachs Group, Inc.:
3.30%, 5/03/15		12,830	13,350,526
6.25%, 9/01/17		22,336	26,181,589
Murray Street Investment Trust I, 4.65%, 3/09/17 (c)		2,315	2,486,014

			72,068,590

Chemicals – 1.0%
Airgas, Inc.:
2.85%, 10/01/13		3,365	3,430,153
4.50%, 9/15/14		2,880	3,066,074
Ecolab, Inc., 1.00%, 8/09/15		9,629	9,672,822
Nova Chemicals Corp., 8.38%, 11/01/16		6,000	6,630,000

			22,799,049

Commercial Banks – 5.3%
ANZ National International Ltd., 1.85%, 10/15/15 (a)(e)		6,280	6,350,750
Barclays Bank Plc, 2.50%, 1/23/13		9,919	9,980,528
BNP Paribas SA, 2.38%, 9/14/17		11,115	11,163,028
CIT Group, Inc.:
5.25%, 4/01/14 (a)		7,294	7,603,995
4.75%, 2/15/15 (a)		7,992	8,331,660
City National Corp., 5.13%, 2/15/13		4,700	4,759,596
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 7.00%, 10/29/49		3,548	3,548,000
Credit Agricole SA, 3.00%, 10/01/17 (a)		12,370	12,329,031
HSBC Bank Plc, 1.26%, 1/17/14 (a)(b)		10,600	10,654,770
ING Bank NV:
1.44%, 3/15/13 (a)(b)		7,910	7,935,834
2.00%, 9/25/15 (a)		11,290	11,306,879
Regions Financial Corp., 4.88%, 4/26/13		5,776	5,891,520
Royal Bank of Scotland Group Plc, 2.55%, 9/18/15		11,240	11,375,240
Santander Holdings USA, Inc., 3.00%, 9/24/15		7,575	7,663,779

			118,894,610

Commercial Services & Supplies – 0.2%
The ADT Corp., 2.25%, 7/15/17 (a)		4,900	5,043,296

Communications Equipment – 0.3%
Brocade Communications Systems, Inc., 6.63%, 1/15/18		5,275	5,472,813

Computers & Peripherals – 0.2%
Hewlett-Packard Co., 2.63%, 12/09/14		4,780	4,906,469

Construction & Engineering – 0.1%
Tyco Flow Control International Finance SA, 1.88%, 9/15/17 (a)		1,277	1,277,756

Consumer Finance – 2.6%
American Express Bank FSB, 5.50%, 4/16/13		11,713	12,032,144
American Express Co., 7.25%, 5/20/14		5,000	5,518,740
American Express Credit Corp.:
1.75%, 6/12/15		5,860	5,994,030
Series C, 7.30%, 8/20/13		4,425	4,688,341
Capital One Financial Corp., 6.25%, 11/15/13		8,465	8,959,119
SLM Corp., 5.00%, 10/01/13		21,100	21,864,875

			59,057,249

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	43

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Containers & Packaging – 0.1%
Ball Corp., 7.13%, 9/01/16	USD	2,500	$2,706,250

Diversified Financial Services – 5.4%
ABB Treasury Center USA, Inc., 2.50%, 6/15/16 (a)		5,415	5,660,310
Bank of America Corp.:
3.88%, 3/22/17		14,565	15,673,950
6.00%, 9/01/17		8,115	9,386,458
5.65%, 5/01/18		4,595	5,239,109
Citigroup, Inc., 4.45%, 1/10/17		9,190	10,094,094
FIA Card Services N.A., 7.13%, 11/15/12		3,455	3,480,885
Ford Motor Credit Co. LLC:
3.88%, 1/15/15		18,676	19,518,194
8.00%, 12/15/16		7,860	9,395,097
JPMorgan Chase & Co., 2.00%, 8/15/17		12,193	12,299,238
Merrill Lynch & Co., Inc., 6.75%, 5/21/13	EUR	5,650	7,520,153
National Rural Utilities Cooperative Finance Corp., 0.54%, 8/09/13 (b)	USD	9,442	9,440,272
Tiers Trust, Series 2012-01, 2.19%, 5/12/14 (a)(b)		12,215	12,215,000

			119,922,760

Diversified Telecommunication Services – 1.3%
British Telecommunications Plc, 2.00%, 6/22/15		9,216	9,475,624
CenturyLink, Inc., 5.50%, 4/01/13		1,870	1,908,339
Qwest Communications International, Inc.:
8.00%, 10/01/15		8,942	9,341,591
7.13%, 4/01/18		4,079	4,329,043
Qwest Corp., 3.64%, 6/15/13 (b)		250	251,347
Windstream Corp., 8.13%, 8/01/13		3,620	3,801,000

			29,106,944

Electric Utilities – 1.8%
AEP Texas Central Transition Funding LLC, Series A-2, 4.98%, 7/01/15		1,476	1,496,579
CMS Energy Corp., 4.25%, 9/30/15		2,395	2,535,828
Duke Energy Corp., 1.63%, 8/15/17		1,500	1,504,403
Exelon Generation Co. LLC, 6.20%, 10/01/17		8,193	9,751,268
Great Plains Energy, Inc., 2.75%, 8/15/13		5,400	5,475,146
Kentucky Power Co., 6.00%, 9/15/17 (a)		1,000	1,174,104
Northeast Utilities, 1.13%, 9/20/13 (b)		11,265	11,331,678
Pepco Holdings, Inc., 2.70%, 10/01/15		3,765	3,913,898
Southern Power Co., 4.88%, 7/15/15		2,432	2,677,440

			39,860,344

Electronic Equipment, Instruments & Components – 0.3%
Jabil Circuit, Inc., 7.75%, 7/15/16		6,642	7,688,115

Energy Equipment & Services – 1.8%
Diamond Offshore Drilling, Inc., 4.88%, 7/01/15		7,175	7,942,617
SESI LLC, 6.88%, 6/01/14		5,980	5,980,000
Transocean, Inc.:
4.95%, 11/15/15		5,659	6,195,371
2.50%, 10/15/17		2,495	2,508,830
1.50%, 12/15/37 (d)		17,475	17,322,094

			39,948,912

Food & Staples Retailing – 0.5%
Walgreen Co., 1.80%, 9/15/17		10,617	10,736,877

Food Products – 0.6%
Campbell Soup Co., 0.74%, 8/01/14 (b)		6,330	6,359,226
Nabisco, Inc., 7.55%, 6/15/15		6,425	7,534,109

			13,893,335

Health Care Equipment & Supplies – 0.3%
Boston Scientific Corp., 6.25%, 11/15/15		5,605	6,356,076

Corporate Bonds	Par (000)		Value
Health Care Providers & Services – 1.6%
Aristotle Holding, Inc.:
3.50%, 11/15/16 (a)	USD	4,668	$5,046,687
2.65%, 2/15/17 (a)		8,890	9,315,858
Coventry Health Care, Inc.:
6.13%, 1/15/15		3,750	4,125,480
5.95%, 3/15/17		5,340	6,235,726
Tenet Healthcare Corp., 10.00%, 5/01/18		4,745	5,480,475
WellPoint, Inc., 1.25%, 9/10/15		4,918	4,952,337

			35,156,563

Hotels, Restaurants & Leisure – 1.4%
MGM Resorts International, 13.00%, 11/15/13		9,520	10,733,800
Starwood Hotels & Resorts Worldwide, Inc., 7.88%, 10/15/14		10,734	12,143,310
Universal City Development Partners Ltd./UCDP Finance, Inc., 8.88%, 11/15/15		8,478	8,929,581

			31,806,691

Household Durables – 0.5%
Newell Rubbermaid, Inc., 5.50%, 4/15/13		10,911	11,172,067

Independent Power Producers & Energy Traders – 0.3%
Constellation Energy Group, Inc., 4.55%, 6/15/15		3,363	3,665,317
TransAlta Corp., 5.75%, 12/15/13		2,860	2,992,029

			6,657,346

Insurance – 3.9%
American International Group, Inc.:
3.00%, 3/20/15		22,940	23,753,797
4.88%, 9/15/16		892	995,689
AXA SA, 6.00%, 6/18/13	EUR	7,820	10,429,608
Lincoln National Corp., 4.30%, 6/15/15	USD	10,880	11,623,789
MetLife Institutional Funding II, 1.63%, 4/02/15 (a)		8,450	8,576,150
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (a)		742	795,761
New York Life Global Funding, 2.25%, 12/14/12 (a)		95	95,371
Pacific Life Global Funding, 5.15%, 4/15/13 (a)		3,786	3,880,366
Principal Financial Group, Inc., 7.88%, 5/15/14		5,100	5,670,450
Principal Life Global Funding II, 1.13%, 9/18/15 (a)		9,610	9,628,691
Prudential Financial, Inc., 2.75%, 1/14/13		5,935	5,973,423
XL Group Plc, 5.25%, 9/15/14		5,300	5,660,379

			87,083,474

IT Services – 0.3%
Computer Sciences Corp., 2.50%, 9/15/15		5,631	5,714,806

Life Sciences Tools & Services – 0.1%
Agilent Technologies, Inc., 5.50%, 9/14/15		2,315	2,598,231

Machinery – 0.3%
Ingersoll-Rand Global Holding Co. Ltd., 9.50%, 4/15/14		6,530	7,352,029

Media – 3.7%
CBS Corp., 8.88%, 5/15/19		8,200	10,991,231
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16		11,868	12,876,780
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		1,005	1,077,863
Series B, 9.25%, 12/15/17		4,022	4,333,705
Comcast Cable Communications Holdings, Inc., 8.38%, 3/15/13		5,555	5,752,397

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.13%, 2/15/16	USD	9,460	$9,958,920
2.40%, 3/15/17		185	189,949
DISH DBS Corp., 7.75%, 5/31/15		5,500	6,187,500
The Interpublic Group of Cos., Inc., 6.25%, 11/15/14		14,470	15,627,600
Time Warner Cable, Inc., 7.50%, 4/01/14		8,326	9,141,215
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	4,020	7,043,295

			83,180,455

Metals & Mining – 0.9%
Anglo American Capital Plc, 9.38%, 4/08/14 (a)	USD	8,482	9,465,912
Freeport-McMoRan Copper & Gold, Inc., 1.40%, 2/13/15		4,845	4,879,898
Xstrata Finance Canada Ltd., 2.85%, 11/10/14 (a)		5,005	5,145,345

			19,491,155

Multiline Retail – 0.3%
Dollar General Corp., 4.13%, 7/15/17		5,745	6,003,525

Multi-Utilities – 0.7%
CenterPoint Energy, Inc., Series B, 6.85%, 6/01/15		4,865	5,472,259
CMS Energy Corp., 6.88%, 12/15/15		1,727	1,960,285
Nisource Finance Corp., 5.25%, 9/15/17		1,000	1,156,928
Sempra Energy, 8.90%, 11/15/13		7,411	8,060,255

			16,649,727

Office Electronics – 0.6%
Xerox Corp., 1.80%, 9/13/13 (b)		12,460	12,542,286

Oil, Gas & Consumable Fuels – 4.4%
Enterprise Products Operating LLC, 6.13%, 2/01/13		4,295	4,366,044
Nexen, Inc., 5.20%, 3/10/15		6,580	7,016,386
ONEOK Partners LP, 2.00%, 10/01/17		2,690	2,739,870
Petrohawk Energy Corp.:
10.50%, 8/01/14		7,769	8,448,787
7.88%, 6/01/15		5,136	5,350,284
7.25%, 8/15/18		10,280	11,678,933
Pioneer Natural Resources Co., 5.88%, 7/15/16		21,465	24,453,550
Rockies Express Pipeline LLC, 6.25%, 7/15/13 (a)		10,635	10,847,700
Ruby Pipeline LLC, 4.50%, 4/01/17 (a)		3,985	4,132,796
Southeast Supply Header LLC, 4.85%, 8/15/14 (a)		6,120	6,419,452
Tennessee Gas Pipeline Co., 8.00%, 2/01/16		11,260	13,399,231

			98,853,033

Paper & Forest Products – 1.0%
Celulosa Arauco y Constitucion SA:
5.13%, 7/09/13		4,485	4,587,846
5.63%, 4/20/15		4,015	4,342,359
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		12,615	13,574,951

			22,505,156

Pharmaceuticals – 1.4%
Takeda Pharmaceutical Co. Ltd., 1.63%, 3/17/17 (a)		22,170	22,421,186
Valeant Pharmaceuticals International:
6.50%, 7/15/16 (a)		3,617	3,793,329
6.75%, 10/01/17 (a)		1,518	1,616,670

Corporate Bonds	Par (000)		Value
Pharmaceuticals (concluded)
Watson Pharmaceuticals, Inc., 1.88%, 10/01/17	USD	4,390	$4,438,856

			32,270,041

Real Estate Investment Trusts (REITs) – 0.5%
AvalonBay Communities, Inc., 6.13%, 11/01/12		1,602	1,608,893
Health Care REIT, Inc., 5.88%, 5/15/15		2,000	2,218,864
Nationwide Health Properties, Inc., 6.59%, 7/07/38		1,400	1,533,857
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/01/13 (a)		5,420	5,528,400
Ventas Realty LP/Ventas Capital Corp., 3.13%, 11/30/15		1,100	1,146,261

			12,036,275

Real Estate Management & Development – 0.1%
Trafford Centre Finance Ltd., 0.95%, 7/28/15 (b)	GBP	1,131	1,794,268

Road & Rail – 1.7%
Asciano Finance Ltd., 3.13%, 9/23/15 (a)	USD	12,620	12,805,375
CSX Corp.:
5.75%, 3/15/13		1,500	1,535,418
5.50%, 8/01/13		1,258	1,309,026
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.13%, 5/11/15 (a)		13,042	13,343,022
3.38%, 3/15/18 (a)		9,215	9,220,962

			38,213,803

Semiconductors & Semiconductor Equipment – 0.7%
Maxim Integrated Products, Inc., 3.45%, 6/14/13		7,950	8,105,335
Texas Instruments, Inc., 1.65%, 8/03/19		7,719	7,755,318

			15,860,653

Specialty Retail – 0.8%
AutoZone, Inc., 5.50%, 11/15/15		4,355	4,932,133
Best Buy Co., Inc., 7.00%, 7/15/13		3,180	3,274,138
Kingfisher Plc, 4.13%, 11/23/12	EUR	3,094	3,995,013
Staples, Inc., 9.75%, 1/15/14	USD	5,200	5,752,963

			17,954,247

Tobacco – 0.8%
B.A.T. International Finance Plc:
8.13%, 11/15/13 (a)		1,474	1,585,841
1.40%, 6/05/15 (a)		10,685	10,766,879
2.13%, 6/07/17 (a)		5,500	5,626,588

			17,979,308

Wireless Telecommunication Services – 2.2%
ADC Telecommunications, Inc., 3.50%, 7/15/15 (d)		23,513	23,984,671
America Movil SAB de CV, 2.38%, 9/08/16		3,170	3,298,667
Rogers Communications, Inc., 6.25%, 6/15/13		1,000	1,038,573
SBA Tower Trust, 4.25%, 4/15/15 (a)		3,540	3,728,919
Vodafone Group Plc, 1.25%, 9/26/17		16,438	16,460,158

			48,510,988

Total Corporate Bonds – 56.6%			1,268,206,132

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	45

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Foreign Agency Obligations – 0.2%	Par (000)		Value
Petrobras International Finance Co., 3.88%, 1/27/16	USD	4,865	$5,146,246

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations – 8.3%
Arkle Master Issuer Plc, Series 2011-1X, Class 2A, 1.68%, 5/17/60 (b)		2,250	2,270,880
Arran Residential Mortgages Funding Plc:
Series 2011-1A, Class A1C, 1.63%, 11/19/47 (a)(b)		2,595	2,605,561
Series 2011-1A, Class A2C, 1.88%, 11/19/47 (a)(b)		15,930	16,259,416
Banc of America Mortgage Securities, Inc., Series 2003-J, Class 2A1, 2.85%, 11/25/33 (b)		1,856	1,880,141
BCAP LLC Trust, Series 2010-RR6, Class 9A6, 0.57%, 7/26/37 (a)(b)		4,050	3,818,299
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2004-5, Class 2A, 3.35%, 7/25/34 (b)		2,536	2,517,530
Series 2004-7, Class 4A, 3.08%, 10/25/34 (b)		1,821	1,742,481
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.24%, 12/25/35 (a)(b)(f)		47	46,989
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.76%, 2/25/35 (b)		1,102	993,683
Series 2005-17, Class 1A6, 5.50%, 9/25/35		5,497	5,497,280
Series 2005-HYB8, Class 2A1, 3.02%, 12/20/35 (b)		2,463	1,942,320
First Horizon Mortgage Pass- Through Trust, Series 2004-AR7, Class 1A1, 2.63%, 2/25/35 (b)		468	460,235
Fosse Master Issuer Plc, Series 2012-1X, Class 2A3, 2.26%, 10/18/54 (b)	GBP	12,730	21,022,483
Gosforth Funding Plc:
Series 2011-1, Class A1A, 2.07%, 4/24/47 (b)		1,717	2,784,018
Series 2012-1, Class A, 2.19%, 12/19/47 (b)		3,860	6,391,788
GS Mortgage Securities Corp. II, Series 2000-1A, Class A, 0.92%, 3/20/23 (a)(b)	USD	246	207,719
Holmes Master Issuer Plc:
Series 2010-1A, Class A2, 1.86%, 10/15/54 (a)(b)		2,880	2,911,164
Series 2010-1X, Class A2, 1.86%, 10/15/54 (b)		9,030	9,127,714
Series 2010-1X, Class A3, 1.90%, 10/15/54 (b)	EUR	5,040	6,547,434
Series 2011-1A, Class A2, 1.81%, 10/15/54 (a)(b)	USD	13,465	13,635,184
Series 2011-1X, Class A3, 1.85%, 10/15/54 (b)	EUR	6,275	8,172,482
Series 2011-3A, Class A2, 2.01%, 10/21/54 (a)(b)	USD	5,359	5,465,623
Series 2011-3X, Class A2, 2.01%, 10/15/54 (b)		6,950	7,088,277
Series 2012-1X, Class A2, 2.11%, 10/15/54 (b)		5,740	5,880,980
HomeBanc Mortgage Trust, Series 2005-3, Class A1, 0.46%, 7/25/35 (b)		4,268	3,560,400
JPMorgan Mortgage Trust, Series 2004-A1, Class 2A1, 2.49%, 2/25/34 (b)		71	72,976

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Lanark Master Issuer Plc, Series 2012-2A, Class 1A, 1.83%, 12/22/54 (a)(b)	USD	7,790	$7,963,273
MortgageIT Trust, Series 2004-1, Class A1, 1.00%, 11/25/34 (b)		4,162	3,955,807
Opteum Mortgage Acceptance Corp., Series 2005-4, Class 1A1B, 0.50%, 11/25/35 (b)		2,840	2,813,518
Permanent Master Issuer Plc:
Series 2006-1, Class 6A1, 0.95%, 4/15/20 (b)	GBP	11,625	18,768,804
Series 2010-1A, Class 1A, 1.61%, 7/15/42 (a)(b)	USD	8,220	8,245,030
Residential Asset Securitization Trust, Series 2005-A5, Class A12, 0.52%, 5/25/35 (b)		2,204	2,027,213
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 0.52%, 9/25/34 (b)		2,201	1,761,900
Structured Mortgage Asset Residential Trust, Series 1991-1, Class H, 8.25%, 6/25/22		2	2,171
Superannuation Members Home Loans Global Fund, Series 2007-1, Class A2, 0.34%, 6/12/40 (b)	EUR	5,205	6,608,540
Walsh Acceptance, Series 1997-2, Class A, 2.22%, 3/01/27 (a)(b)	USD	22	4,391

			185,053,704

Commercial Mortgage-Backed Securities – 10.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-1, Class A4, 4.76%, 11/10/39		4,985	5,195,507
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A3, 5.74%, 6/11/50		6,862	7,170,971
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.21%, 12/11/49		302	307,532
Commercial Mortgage Pass-Through Certificates:
Series 2001-J2A, Class A2, 6.10%, 7/16/34 (a)		46	46,407
Series 2007-C4, Class A3, 5.96%, 9/15/39 (b)		9,375	9,794,831
Series 2007-C5, Class AAB, 5.62%, 9/15/40 (b)		6,887	7,383,413
Series 2008-C1, Class A2, 6.41%, 2/15/41 (b)		5,592	5,913,935
Series 2010-C1, Class A1, 3.16%, 7/10/46 (a)		11,638	12,340,626
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.74%, 11/10/46 (a)		8,160	8,870,736
Deutsche Bank ReREMIC Trust:
Series 2011-C32, Class A3A, 5.94%, 6/17/49 (a)(b)		14,940	17,317,402
Series 2012-EZ1, Class A, 0.95%, 9/24/45 (a)		11,305	11,325,314
Extended Stay America Trust, Series 2010-ESHA, Class A, 2.95%, 11/05/27 (a)		20,015	20,081,208
GMAC Commercial Mortgage Securities, Inc., Series 2004-C2, Class A4, 5.30%, 8/10/38 (b)		12,505	13,444,713
GS Mortgage Securities Corp. II:
Series 2006-GG6, Class A2, 5.51%, 4/10/38 (b)		2,672	2,742,212
Series 2006-GG8, Class A2, 5.48%, 11/10/39		943	958,583

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-LN2, Class A2, 5.12%, 7/15/41	USD	10,925	$11,618,410
Series 2007-LD11, Class A2, 5.99%, 6/15/49 (b)		5,469	5,648,564
Series 2007-LD11, Class ASB, 6.00%, 6/15/49 (b)		6,364	6,959,261
Series 2007-LD12, Class A2, 5.83%, 2/15/51		6,022	6,170,398
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		12,540	14,821,941
LCP Proudreed Plc, Series 1, Class A, 0.95%, 8/25/16 (b)	GBP	3,337	4,822,742
Merrill Lynch Mortgage Trust:
Series 2003-KEY1, Class A4, 5.24%, 11/12/35 (b)	USD	9,190	9,562,103
Series 2004-KEY2, Class A4, 4.86%, 8/12/39 (b)		10,135	10,828,457
Morgan Stanley Capital I, Inc.:
Series 2012-C4, Class C, 5.71%, 3/15/45 (a)(b)		1,500	1,656,264
Series 2012-C4, Class D, 5.71%, 3/15/45 (a)(b)		2,000	1,994,606
Morgan Stanley ReREMIC Trust:
Series 2009-GG10, Class A4A, 5.98%, 8/12/45 (a)(b)		7,260	8,528,068
Series 2010-GG10, Class A4A, 5.98%, 8/15/45 (a)(b)		7,260	8,528,068
Series 2010-R5, Class 5A, 0.49%, 1/26/37 (a)(b)		2,057	2,012,789
Series 2011-IO, Class A, 2.50%, 3/23/51 (a)		1,836	1,851,221
ORES NPL LLC, Series 2012-LV1, Class A, 4.00%, 9/25/44 (a)		5,130	5,172,579
WFRBS Commercial Mortgage Trust, Series 2011-C2, Class A2, 3.79%, 2/15/44 (a)		8,865	9,662,229
Windermere CMBS Plc, Series XI-X, Class A, 0.87%, 4/24/17 (b)	GBP	6,968	10,548,427

			243,279,517

Interest Only Commercial Mortgage-Backed Securities – 1.4%
Commercial Mortgage Pass- Through Certificates, Series 2012-CR2, Class XA, 2.14%, 8/15/45 (b)	USD	18,618	2,354,412
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XA, 2.10%, 8/15/45 (a)(b)		86,430	9,843,279
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class XA, 2.00%, 5/10/63 (a)(b)		58,719	6,292,395
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.35%, 5/25/36 (a)(b)		10,773	190,890
Wells Fargo Reremic Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		8,439	8,407,539
WFRBS Commercial Mortgage Trust, Series 2012-C8, Class XA, 2.42%, 8/15/45 (a)(b)		33,085	4,474,509

			31,563,024

Total Non-Agency Mortgage-Backed Securities – 20.5%			459,896,245

Project Loans – 0.0%	Par (000)		Value
Federal Housing Authority, Merrill Lynch Project, Pool 42, 7.43%, 9/25/22	USD	4	$3,573

Taxable Municipal Bonds

Citizens Property Insurance Corp. RB, Series A3, 1.93%, 6/01/13 (b)		10,640	10,705,436
New York City Industrial Development Agency RB, 8.00%, 8/01/12 (g)(h)		9,800	9,800,000
State of California GO:
5.10%, 8/01/14		2,240	2,341,629
3.95%, 11/01/15		2,375	2,575,925
State of California Various Purposes GO, 5.65%, 4/01/39 (b)		8,870	9,101,596
State of Illinois GO, 4.07%, 1/01/14		3,360	3,483,077

Total Taxable Municipal Bonds – 1.7%			38,007,663

U.S. Government Sponsored Agency Securities

Agency Obligations – 1.2%
Fannie Mae, 1.09%, 4/04/16 (e)		19,545	19,624,998
Federal Home Loan Bank:
5.25%, 9/12/14 (e)		3,500	3,832,710
5.38%, 6/13/14 (e)		3,500	3,802,057

			27,259,765

Collateralized Mortgage Obligations – 2.7%
Fannie Mae:
Series 1997-20, Class FB, 0.62%, 3/25/27 (b)		725	715,751
Series 2002-T6, Class A1, 3.31%, 2/25/32		586	607,883
Series 2011-48, Class MG, 2.00%, 6/25/26 (c)		11,550	12,196,413
Series 2011-84, Class MG, 2.00%, 9/25/26 (c)		12,176	12,841,431
Freddie Mac:
Series 1165, Class LD, 7.00%, 11/15/21		392	442,041
Series 2577, Class UC, 5.00%, 2/15/18		613	656,224
Series 2724, Class PD, 5.00%, 4/15/21		30	30,098
Series 3710, Class MG, 2.00%, 8/15/25 (c)		5,369	5,658,803
Series 3959, Class MA, 4.50%, 11/15/41		11,213	12,363,416
Series 3986, Class M, 4.50%, 9/15/41		10,437	11,259,681
Ginnie Mae, Series 2006-6, Class C, 5.01%, 2/16/44 (b)		3,611	3,841,883

			60,613,624

Commercial Mortgage-Backed Securities – 0.0%
Freddie Mac Multi-Family Structured Pass-Through Certificates:
Series K003, Class A1, 2.23%, 7/25/13		69	69,537
Series K003, Class A2, 3.61%, 6/25/14		210	216,478

			286,015

Interest Only Collateralized Mortgage Obligations – 1.1%
Fannie Mae:
Series 2010-126, Class UI, 5.50%, 10/25/40		46,752	7,436,267
Series 2012-M9, Class X1, 4.25%, 12/25/17 (b)		74,163	13,154,552
Freddie Mac, Series K710, Class X1, 1.92%, 5/25/19 (b)		46,928	4,587,058

			25,177,877

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	47

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value

Mortgage-Backed Securities – 24.8%
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/27 (i)	USD	168,860	$177,303,069
3.00%, 10/01/27-10/01/42 (i)		94,210	99,732,972
4.50%, 10/01/42 (i)		122,340	132,394,819
4.54%, 4/01/14 (e)		5,336	5,626,652
5.00%, 4/01/21		13	13,839
5.50%, 6/01/20-10/01/21 (e)		3,409	3,726,883
6.00%, 2/01/17-10/01/42 (i)		121,824	134,474,720
6.50%, 4/01/21		936	1,022,973
7.00%, 3/01/15-11/01/17		547	584,109
7.50%, 4/01/15-8/01/16		346	370,818

			555,250,854

Total U.S. Government Sponsored Agency Securities – 29.8%			668,588,135

U.S. Treasury Obligations

U.S. Treasury Notes:
0.25%, 1/31/14-4/30/14 (e)		72,340	72,371,989
0.13%, 7/31/14 (e)		67,800	67,659,654
1.25%, 8/31/15 (e)		108,500	111,449,898
1.00%, 3/31/17 (e)		11,760	11,995,200
0.88%, 4/30/17 (e)		47,720	48,394,808
0.50%, 7/31/17 (e)		52,775	52,515,241
0.63%, 8/31/17 (e)		65,100	65,140,687
3.63%, 8/15/19 (e)		21,750	25,546,049

Total U.S. Treasury Obligations – 20.3%			455,073,526

Total Long-Term Investments (Cost – $3,224,117,348) – 145.7%			3,264,695,718

Short-Term Securities

Commercial Paper – 0.1%
BP Capital Markets Plc, 0.81%, 2/11/13		675	674,513

Total Short-Term Securities (Cost – $673,005) – 0.1%			674,513

Options Purchased	Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions – 0.0%
Receive a fixed rate of 1.35% and pay a floating rate based on 3-month LIBOR, Expires 10/15/12, Broker Citigroup, Inc.		75,000	413

Options Purchased	Notional Amount (000)		Value

Over-the-Counter Interest Rate Put Swaptions – 0.0%
Pay a fixed rate of 1.85% and receive floating rate based on 3-month LIBOR, Expires 4/17/13, Broker Goldman Sachs Group, Inc.	USD	150,000	$87,105

Total Options Purchased (Cost – $1,759,000) – 0.0%			87,518

Total Investments Before TBA Sale Commitments and Options Written (Cost – $3,226,549,353) – 145.8%			3,265,457,749

TBA Sale Commitments (i)	Par (000)

Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/27		64,980	(68,310,225)
3.00%, 10/01/27-10/01/42		73,810	(78,204,597)
4.50%, 10/01/42		122,340	(132,394,819)
6.00%, 10/01/42		81,200	(89,649,875)

Total TBA Sale Commitments (Proceeds – $367,800,990) – (16.5)%			(368,559,516)

Options Written	Notional Amount (000)

Over-the-Counter Interest Rate Call Swaptions – (0.0)%
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Deutsche Bank AG		110,000	(644,798)

Over-the-Counter Interest Rate Put Swaptions – (0.1)%
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Deutsche Bank AG		110,000	(944,229)

Total Options Written (Premiums Received – $2,167,000) – (0.1)%			(1,589,027)

Total Investments Net of TBA Sale Commitments and Options Written – 129.2%			2,895,309,206
Liabilities in Excess of Other Assets – (29.2)%			(655,073,424)

Net Assets – 100.0%			$2,240,235,782

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(d)	Convertible security.
(e)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Par Held at September 30, 2011	Shares/Par Purchased	Shares/Par Sold	Shares/Par Held at September 30, 2012	Value at September 30, 2012	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	21,497,909	–	(21,497,909)[1]	–	–	$32,891	–
BlackRock Capital Finance LP, Series 1997-R2, Class AP	50,037	–	(3,048)	46,989	$46,989	$831	$272

[1]	Represents net shares sold.

(g)	Non-income producing security.
(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(i)	Represents or includes a TBA transaction. Unsettled TBA transactions as of September 30, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Plc	$1,899,563	$(2,531)
Credit Suisse Group AG	$(2,638,281)	$(12,895)
Deutsche Bank AG	$44,799,562	$(142,164)
Goldman Sachs Group, Inc.	$(22,181,375)	$(331,336)
JPMorgan Chase & Co.	$48,385,625	$662,309
Morgan Stanley	$105,055,687	$1,207,298
Royal Bank of Scotland Group Plc	–	$(10,278)

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Reverse repurchase agreements outstanding as of September 30, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Bank of America Corp.	0.21%	6/05/12	Open	$19,524,375	$19,537,814
Bank of America Corp.	0.19%	6/19/12	Open	9,890,000	9,895,429
Deutsche Bank AG	0.11%	7/19/12	Open	48,435,800	48,446,752
Citigroup, Inc.	0.12%	7/19/12	Open	43,003,688	43,014,296
Credit Suisse Group AG	0.20%	8/21/12	Open	5,486,782	5,488,032
Credit Suisse Group AG	0.20%	8/21/12	Open	3,635,226	3,636,054
Deutsche Bank AG	0.20%	8/22/12	Open	19,691,587	19,695,963
BNP Paribas SA	0.24%	8/23/12	Open	3,832,500	3,833,496
BNP Paribas SA	0.24%	8/23/12	Open	3,924,375	3,925,395
UBS AG	0.34%	8/23/12	Open	5,966,000	5,968,197
Bank of America Corp.	0.26%	9/13/12	Open	67,630,500	67,639,292
Bank of America Corp.	0.25%	9/18/12	Open	52,379,188	52,383,917
Bank of America Corp.	0.11%	9/28/12	10/01/12	65,181,375	65,181,972

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
BNP Paribas SA	0.26%	9/28/12	Open	$25,692,187	$25,692,744
Bank of America Corp.	0.27%	9/28/12	Open	59,595,000	59,596,341
Deutsche Bank AG	0.28%	9/28/12	Open	12,054,000	12,054,281
Total				$445,922,583	$445,989,975

—	Foreign currency exchange contracts as of September 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	7,869,000	USD	12,336,837	Citigroup, Inc.	10/17/12	$369,282
GBP	18,000	USD	29,180	UBS AG	10/17/12	(116)
NOK	89,550,000	USD	14,789,122	Credit Suisse Group AG	10/17/12	830,909
USD	12,995,611	EUR	10,600,000	BNP Paribas SA	10/17/12	(628,578)
USD	5,462,951	GBP	3,393,000	Citigroup, Inc.	10/17/12	(15,746)
USD	4,373,868	GBP	2,801,000	Credit Suisse Group AG	10/17/12	(148,923)
USD	19,829,266	GBP	12,775,000	Deutsche Bank AG	10/17/12	(798,600)
USD	44,756,295	GBP	28,830,500	UBS AG	10/17/12	(1,796,477)
USD	4,902,835	GBP	3,025,000	UBS AG	10/17/12	18,351
USD	14,917,926	NOK	89,550,000	UBS AG	10/17/12	(702,105)
EUR	10,677,000	USD	13,931,360	Citigroup, Inc.	10/22/12	(207,498)
EUR	1,866,000	USD	2,334,971	Citigroup, Inc.	10/22/12	63,524
EUR	285,000	USD	368,993	Deutsche Bank AG	10/22/12	(2,664)
USD	56,259,301	EUR	45,888,500	Citigroup, Inc.	10/22/12	(2,724,257)
Total						$(5,742,898)

—	Financial futures contracts purchased as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
1	Euro-Bund	Eurex	December 2012	USD	182,181	$ 772
38	U.S. Treasury Notes (2 Year)	Chicago Board Options	December 2012	USD	8,380,188	(181)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	49

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
7	Euro Dollar Futures	Chicago Mercantile	December 2012	USD	1,744,400	$ 3,693
16	Euro Dollar Futures	Chicago Mercantile	March 2013	USD	3,987,000	8,840
30	Euro Dollar Futures	Chicago Mercantile	June 2013	USD	7,474,500	67,905
22	Euro Dollar Futures	Chicago Mercantile	September 2013	USD	5,480,750	35,884
28	Euro Dollar Futures	Chicago Mercantile	December 2013	USD	6,973,750	73,325
21	Euro Dollar Futures	Chicago Mercantile	March 2014	USD	5,229,263	37,757
12	Euro Dollar Futures	Chicago Mercantile	December 2014	USD	2,983,650	15,930
12	Euro Dollar Futures	Chicago Mercantile	March 2015	USD	2,982,000	19,080
Total						$263,005

—	Financial futures contracts sold as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
2,297	U.S. Treasury Notes (5 Year)	Chicago Board Options	December 2012	USD	286,281,571	$(780,081)
1	U.S. Treasury Notes (10 Year)	Chicago Board Options	December 2012	USD	133,484	(764)
Total						$(780,845)

—	Interest rate swaps outstanding as of September 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

0.56%[1]	3-month LIBOR	Morgan Stanley	5/10/14	USD	185,000	$869,290

1.33%[1]	3-month CBA	Deutsche Bank AG	6/06/14	CAD	117,100	2,844

1.37%[1]	3-month CBA	Goldman Sachs Group, Inc.	6/07/14	CAD	117,000	49,011

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

1.32%[1]	3-month CBA	Deutsche Bank AG	7/05/14	CAD	232,800	$(47,178)

0.43%[2]	3-month LIBOR	Credit Suisse Group AG	8/03/14	USD	64,950	(65,147)

0.43%[2]	3-month LIBOR	Deutsche Bank AG	8/03/14	USD	67,800	(74,773)

1.61%[2]	3-month CBA	Deutsche Bank AG	6/06/16	CAD	59,800	15,753

1.70%[2]	3-month CBA	Goldman Sachs Group, Inc.	6/07/16	CAD	60,000	(94,022)

1.67%[2]	3-month CBA	Deutsche Bank AG	7/05/16	CAD	120,000	(82,712)

1.08%[2]	3-month LIBOR	Morgan Stanley	5/10/17	USD	74,900	(1,584,930)

1.15%[2]	6-month EURIBOR	Citigroup, Inc.	7/11/17	EUR	20,500	(279,332)

1.85%[1]	3-month STIBOR	Citigroup, Inc.	7/11/17	SEK	176,000	256,413
Total						$(1,034,783)

[1]	Fund pays the floating rate and receives the fixed rate.
[2]	Fund pays the fixed rate and receives the floating rate.

—	Credit default swaps on single-name issues – buy protection outstanding as of September 30, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Hershey Foods Co.	1.00%	Credit Suisse Group AG	12/20/14	USD	2,900	$(45,971)

CBS Corp.	1.00%	Citigroup, Inc.	6/20/17	USD	3,885	(55,164)

The Allstate Corp.	1.00%	Deutsche Bank AG	6/20/17	USD	4,744	(40,518)

CBS Corp.	1.00%	Goldman Sachs Group, Inc.	6/20/17	USD	1,328	(32,985)

CBS Corp.	1.00%	JPMorgan Chase & Co.	6/20/17	USD	2,987	(68,928)

Viacom, Inc.	1.00%	JPMorgan Chase & Co.	6/20/17	USD	10,650	(71,457)

The Allstate Corp.	1.00%	Morgan Stanley	6/20/17	USD	5,906	(42,117)

General Electric Capital Corp.	1.00%	Bank of America Corp.	9/20/17	USD	11,200	(146,115)

Nabors Industries Ltd.	1.00%	Bank of America Corp.	9/20/17	USD	11,200	(220,576)

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unre- alized Appre- ciation (Depre- ciation)

General Dynamics Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	5,410	$(18,210)

Lockheed Martin Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	5,410	(38,151)

Morgan Stanley	1.00%	Credit Suisse Group AG	9/20/17	USD	11,200	(585,979)

Northrop Grumman Corp.	1.00%	Credit Suisse Group AG	9/20/17	USD	5,410	(18,393)

Raytheon Co.	1.00%	Credit Suisse Group AG	9/20/17	USD	5,410	(15,613)

Australia & New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	9/20/17	USD	5,628	(71,904)

Commonwealth Bank of Australia	1.00%	Deutsche Bank AG	9/20/17	USD	11,400	(144,746)

ConAgra Foods, Inc.	1.00%	Deutsche Bank AG	9/20/17	USD	11,000	44,959

National Australia Bank Ltd.	1.00%	Deutsche Bank AG	9/20/17	USD	11,400	(128,614)

Westpac Banking Corp.	1.00%	Deutsche Bank AG	9/20/17	USD	5,628	(70,294)

Safeway, Inc.	1.00%	JPMorgan Chase & Co.	9/20/17	USD	2,170	(42,095)
Total						$(1,812,871)

—	Credit default swaps on single-name issues – sold protection outstanding as of September 30, 2012 were as follows:

Issuer	Receive Fixed Rate	Counte- rparty	Expir- ation Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unre- alized Appre- ciation

Republic of Turkey	0.25%	Citigroup, Inc.	12/20/12	BB	USD	13,720	$5,606

Travelers Co., Inc.	1.00%	Deutsche Bank AG	6/20/17	A	USD	4,744	32,034

Comcast Corp.	1.00%	JPMorgan Chase & Co.	6/20/17	BBB+	USD	10,650	22,799

Travelers Co., Inc.	1.00%	Morgan Stanley	6/20/17	A	USD	5,906	34,222

United Technologies Corp.	1.00%	Credit Suisse Group AG	9/20/17	A	USD	22,340	83,404

Verizon Communi- cations, Inc.	1.00%	Credit Suisse Group AG	9/20/17	A-	USD	22,340	174,992

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unre- alized Appre- ciation

Aetna, Inc.	1.00%	JPMorgan Chase & Co.	9/20/17	A-	USD	22,320	$68,337

Pfizer, Inc.	1.00%	JPMorgan Chase & Co.	9/20/17	AA	USD	22,460	46,718
Total							$468,112

[1]	Using S&P’s rating.

2 The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Credit default swaps on traded indexes - buy protection outstanding as of September 30, 2012 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

CDX.NA.IG Series 16 Version 1	1.00%	Morgan Stanley	6/20/16	USD	27,900	$(176,297)

MCDX.NA Series 16 Version 1	1.00%	Morgan Stanley	6/20/21	USD	16,000	298,261
Total						$121,964

—	Credit default swaps on traded indexes – sold protection outstanding as of September 30, 2012 were as follows:

Index	Receive Fixed Rate	Counte- rparty	Expir- ation Date	Average Credit Rating[1]	Notional Amount (000)[2]		Unre- alized Appre- ciation

CDX.NA.IG Series 16 Version 1	1.00%	Morgan Stanley	6/20/16	BBB+	USD	20,800	$434,970

CDX.NA.IG Series 16 Version 1	1.00%	Morgan Stanley	6/20/16	BBB+	USD	7,100	125,504

MCDX.NA Series 14	0.00%	Goldman Sachs Group, Inc.	6/20/20	AA	USD	8,000	734,828
Total							$1,295,302

[1]	Using S&P’s rating of the underlying securities.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	51

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

•	Total return swaps outstanding as of September 30, 2012 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Barclays Plc	1/12/40	USD	9,504	$(17,820)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase & Co.	1/12/40	USD	21,055	(14,608)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Barclays Plc	1/12/41	USD	9,483	17,781
Total						$(14,647)

[1]	Fund pays the total return of the reference entity and receives the floating rate.
[2]	Fund pays the floating rate and receives the total return of the reference entity.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the year. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$350,534,203	$15,752,501	$366,286,704
Capital Trusts	–	3,487,494	–	3,487,494
Corporate Bonds	–	1,255,991,132	12,215,000	1,268,206,132
Foreign Agency Obligations	–	5,146,246	–	5,146,246

	Level 1	Level 2	Level 3	Total
Non-Agency Mortgage-Backed Securities	–	$434,990,813	$24,905,432	$459,896,245
Project Loans	–	–	3,573	3,573
Taxable Municipal Bonds	–	38,007,663	–	38,007,663
U.S. Government Sponsored Agency Securities	–	668,588,135	–	668,588,135
U.S. Treasury Obligations	–	455,073,526	–	455,073,526
Short-Term Securities	–	674,513	–	674,513
Liabilities:
Investments in Securities:
TBA Sale Commitments	–	(368,559,516)	–	(368,559,516)
Total	–	$2,843,934,209	$52,876,506	$2,896,810,715

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$1,371,806	$734,828	$2,106,634
Foreign currency exchange contracts	–	1,282,066	–	1,282,066
Interest rate contracts	$263,186	1,298,610	–	1,561,796
Liabilities:
Credit contracts	–	(2,034,127)	–	(2,034,127)
Foreign currency exchange contracts	–	(7,024,964)	–	(7,024,964)
Interest rate contracts	(781,026)	(3,849,549)	–	(4,630,575)
Total	$(517,840)	$(8,956,158)	$734,828	$(8,739,170)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments (concluded)	BlackRock Low Duration Bond Portfolio

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$7,592,400	–	–	$7,592,400
Foreign currency at value	1,821,311	–	–	1,821,311
Cash pledged as collateral for financial futures contracts	1,566,000	–	–	1,566,000
Cash pledged as collateral for swap contracts	4,600,000	–	–	4,600,000

	Level 1	Level 2	Level 3	Total
Liabilities:
Reverse repurchase agreements	–	$(445,922,583)	–	$(445,922,583)
Cash received as collateral for swap contracts	–	(900,000)	–	(900,000)

Total	$15,579,711	$(446,822,583)	–	$(431,242,872)

There were no transfers between Level 1 and Level 2 during the year ended September 30, 2012.

Certain of the Fund’s investments and derivative financial instruments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments and derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Project Loans	Total
Assets:
Opening Balance, as of September 30, 2011	$34,799,782	–	$3,533,037	$3,929	$38,336,748
Transfers into Level 3[2]	–	–	–	–	–
Transfers out of Level 3[2]	(32,021,920)	–	(3,533,037)	–	(35,554,957)
Accrued discounts/premiums	(6,185)	$(1,458)	1,320	(27)	(6,350)
Net realized gain (loss)	(318)	–	925	13	620
Net change in unrealized appreciation/depreciation[3]	485,654	(2,207)	30,236	(33)	513,650
Purchases	14,243,496	12,218,665	25,128,066	–	51,590,227
Sales	(1,748,008)	–	(255,115)	(309)	(2,003,432)
Closing Balance, as of September 30, 2012	$15,752,501	$12,215,000	$24,905,432	$3,573	$52,876,506

[2]

Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period. As of September 30, 2011, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2012, the Fund used observable inputs in determining the value on the same investments. As a result, investments with a beginning of period value of $35,554,957 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of September 30, 2012 was $303,288.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Credit Contracts
	Assets	Liabilities	Total
Opening Balance, as of September 30, 2011	$133,104	–	$133,104
Transfers into Level 3[4]	–	–	–
Transfers out of Level 3[4]	–	–	–
Accrued discounts/premiums	–	–	–
Net realized gain (loss)	110,785	–	110,785
Net change in unrealized appreciation/ depreciation[5]	601,724	–	601,724
Purchases.	–	–	–
Issues[6]	–	–	–
Sales	(110,785)	–	(110,785)
Settlements[7]	–	–	–

Closing Balance, as of September 30, 2012	$734,828	–	$734,828

[4]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[5]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on swaps still held as of September 30, 2012 was $616,878.

[6]	Issues represent upfront cash received on certain derivative financial instruments.

[7]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	53

Statements of Assets and Liabilities

September 30, 2012	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio
Assets
Investments at value – unaffiliated[2]	$6,215,516,695	$9,310,315,423	$3,265,410,760
Investments at value – affiliated[3]	–	211,929,286	46,989
Cash	4,947,289	9,948,907	7,592,400
Cash pledged as collateral for financial futures contracts	5,280,000	9,774,000	1,566,000
Cash pledged as collateral for swap contracts	26,030,000	310,000	4,600,000
Foreign currency at value[4]	8,508,824	20,058,886	1,821,311
Variation margin receivable	242,720	864,270	8,791
Investments sold receivable	167,628,243	54,846,388	81,180,806
TBA sale commitments receivable	2,344,767,996	–	367,800,990
Swap premiums paid	333,615	5,133,053	6,226,361
Unrealized appreciation on foreign currency exchange contracts	1,472,767	163,522	1,282,066
Unrealized appreciation on swaps	3,937,819	17,023,092	3,317,726
Capital shares sold receivable	6,061,684	38,124,535	11,939,833
Interest receivable	20,546,964	146,196,139	19,282,077
Receivable from Manager	6,650	423,802	58,226
Principal paydown receivable	14,598	–	–
Dividends receivable – affiliated	–	44,118	1,797
Prepaid expenses	103,536	278,462	100,250
Other assets	–	5,269,465	–
Total assets	8,805,399,400	9,830,703,348	3,772,236,383

Liabilities
Options written at value[5]	29,391,868	–	1,589,027
TBA sale commitments at value[6]	2,350,840,078	–	368,559,516
Reverse repurchase agreements	481,293,756	–	445,922,583
Cash received as collateral for swap contracts	300,000	14,900,000	900,000
Variation margin payable	2,008,156	–	82,865
Investments purchased payable	2,728,629,617	429,694,370	671,409,996
Swap premiums received	3,789,727	5,272,088	5,295,646
Unrealized depreciation on foreign currency exchange contracts	4,130,002	27,045,043	7,024,964
Unrealized depreciation on swaps	2,317,715	2,340,702	4,294,649
Interest expense payable	7,021	–	67,392
Income dividends payable	3,139,209	14,262,709	1,580,723
Capital shares redeemed payable	4,618,373	40,072,983	22,924,227
Service and distribution fees payable	353,123	1,235,568	426,890
Investment advisory fees payable	957,592	3,147,399	596,289
Other affiliates payable	307,253	594,901	149,355
Officer’s and Trustees’ fees payable	16,796	35,611	12,966
Foreign taxes payable	–	470,269	–
Other accrued expenses payable	1,559,621	3,707,759	1,163,513
Total liabilities	5,613,659,907	542,779,402	1,532,000,601
Net Assets	$3,191,739,493	$9,287,923,946	$2,240,235,782

Net Assets Consist of
Paid-in capital	$3,214,748,572	$9,359,259,614	$2,314,345,877
Undistributed (distribution in excess of) net investment income	(1,633,767)	49,877,584	8,099,944
Accumulated net realized loss	(138,307,555)	(346,397,823)	(113,714,947)
Net unrealized appreciation/depreciation	116,932,243	225,184,571	31,504,908
Net Assets	$3,191,739,493	$9,287,923,946	$2,240,235,782

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost – unaffiliated	$6,078,675,719	$9,078,228,683	$3,226,502,636
[3] Investments at cost – affiliated	$–	$211,929,286	$46,717
[4] Foreign currency at cost	$8,573,632	$20,149,056	$1,822,116
[5] Premiums received	$16,190,279	$–	$2,167,000
[6] Proceeds from TBA sale commitments	$2,344,767,996	–	$367,800,990

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Statements of Assets and Liabilities (continued)

September 30, 2012	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio
Net Asset Value
BlackRock
Net assets	$643,884,969	$897,434,640	$310,878,589

Shares outstanding[7]	65,627,862	112,967,410	31,668,388

Net asset value	$9.81	$7.94	$9.82

Institutional
Net assets	$1,457,782,998	$3,989,753,152	$762,769,149

Shares outstanding[7]	148,982,138	502,432,150	77,632,923

Net asset value	$9.78	$7.94	$9.83

Service
Net assets	$238,247,037	$304,707,200	$263,552,449

Shares outstanding[7]	24,336,297	38,359,453	26,833,874

Net asset value	$9.79	$7.94	$9.82

Investor A
Net assets	$638,402,248	$3,437,216,878	$546,318,058

Shares outstanding[7]	65,156,573	432,831,670	55,633,985

Net asset value	$9.80	$7.94	$9.82

Investor A1
Net assets	–	–	$22,845,701

Shares outstanding[7]	–	–	2,323,995

Net asset value	–	–	$9.83

Investor B
Net assets	$5,894,406	$7,471,978	$3,670,112

Shares outstanding[7]	601,951	940,568	373,546

Net asset value	$9.79	$7.94	$9.83

Investor B1
Net assets	–	$20,236,328	–

Shares outstanding[7]	–	2,547,574	–

Net asset value	–	$7.94	–

7Unlimited number of shares authorized, $ 0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	55

Statements of Assets and Liabilities (concluded)

September 30, 2012	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio
Net asset value
Investor B3
Net assets		–	$6,146,497

Shares outstanding[7]	–	–	625,440

Net asset value	–	–	$9.83

Investor C
Net assets	$206,568,036	$498,541,445	$268,260,905

Shares outstanding[7]	21,173,727	62,716,963	27,323,422

Net asset value	$9.76	$7.95	$9.82

Investor C1
Net assets	–	$100,403,805	–

Shares outstanding[7]	–	12,623,395	–

Net asset value	–	$7.95	–

Investor C2
Net assets	–	–	$13,838,284

Shares outstanding[7]	–	–	1,409,121

Net asset value	–	–	$9.82

Investor C3
Net assets	–	–	$35,383,138

Shares outstanding[7]	–	–	3,603,791

Net asset value	–	–	$9.82

Class R
Net assets	$959,799	$32,158,520	$6,572,900

Shares outstanding[7]	97,886	4,050,316	669,321

Net asset value	$9.81	$7.94	$9.82

[7]Unlimited	number of shares authorized, $ 0.001 par value.

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Statements of Operations

Year Ended September 30, 2012	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio
Investment Income
Interest – unaffiliated	$118,138,563	$478,820,625	$65,587,829
Interest – affiliated	–	–	831
Dividends – unaffiliated	249,020	13,630,138	125
Dividends – affiliated	16,583	538,448	32,891

Total income	118,404,166	492,989,211	65,621,676

Expenses
Investment advisory	14,871,676	29,739,905	10,051,936
Service and distribution – class specific	4,183,630	12,486,178	5,146,132
Transfer agent – class specific	3,970,590	10,510,233	2,593,726
Administration	1,954,231	3,998,612	1,321,427
Custodian	646,529	352,586	153,902
Administration – class specific	640,020	939,152	514,847
Registration	228,575	758,386	193,123
Printing	126,128	485,844	120,995
Professional	107,499	361,835	76,534
Officer and Trustees	85,784	153,524	60,142
Miscellaneous	255,409	309,458	126,911
Recoupment of past waived fees – class specific	34,996	282,364	6,718

Total expenses excluding interest expense	27,105,067	60,378,077	20,366,393
Interest expense[2]	602,720	–	358,943

Total expenses	27,707,787	60,378,077	20,725,336
Less fees waived by Manager	(3,521,365)	(279,590)	(3,371,059)
Less administration fees waived – class specific	(445,552)	(360,230)	(409,979)
Less transfer agent fees waived – class specific	(51,492)	(92,216)	(18,431)
Less transfer agent fees reimbursed – class specific	(573,557)	(1,755,605)	(618,671)
Less fees paid indirectly	(424)	(1,219)	(110)

Total expenses after fees waived, reimbursed and paid indirectly	23,115,397	57,889,217	16,307,086

Net investment income	95,288,769	435,099,994	49,314,590

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	46,411,047	34,802,149	18,334,409
Investments – affiliated	–	–	272
Capital gain distributions received from affiliated investment companies	–	6,522	–
Securities sold short	(690)	–	–
Options written	1,813,742	13,313,373	1,164,439
Financial futures contracts	(21,378,085)	(50,025,696)	(462,338)
Swaps	8,472,199	23,776,431	401,323
Foreign currency transactions	6,172,409	47,251,602	5,054,644

	41,490,622	69,124,381	24,492,749

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	89,352,474	682,369,167 [3]	41,282,953
Investments – affiliated	–	–	(30)
Options written	22,694,769	1,947,894	858,993
Financial futures contracts	205,272	(8,657,711)	(742,646)
Swaps	(18,034,679)	17,052,913	(2,529,031)
Foreign currency translations	(2,415,038)	(55,203,568)	(7,571,387)

	91,802,798	637,508,695	31,298,852

Total realized and unrealized gain	133,293,420	706,633,076	55,791,601

Net Increase in Net Assets Resulting from Operations	$228,582,189	$1,141,733,070	$105,106,191

[1]	Consolidated Statement of Operations.
[2]	See Note 5 of the Notes to Financial Statements for details of borrowings.
[3]	Net of income tax and deferred Capital Gains Tax of $1,175,691 and $470,269, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	57

Statements of Changes in Net Assets

	BlackRock Core Bond Portfolio
	Year Ended September 30,

Increase (Decrease) in Net Assets:	2012	2011
Operations
Net investment income	$95,288,769	$92,725,265
Net realized gain	41,490,622	481,252
Net change in unrealized appreciation/depreciation	91,802,798	(21,877,874)
Net increase in net assets resulting from operations	228,582,189	71,328,643

Dividends to Shareholders From
Net investment income:
BlackRock	(25,731,062)	(42,458,753)
Institutional	(50,058,047)	(37,043,802)
Service	(7,852,544)	(3,250,877)
Investor A	(18,103,575)	(12,401,411)
Investor B	(165,140)	(254,080)
Investor C	(4,566,029)	(4,334,810)
Class R	(16,942)	(14,238)
Decrease in net assets resulting from dividends to shareholders	(106,493,339)	(99,757,971)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(274,186,643)	1,040,822,456

Net Assets
Total increase (decrease) in net assets	(152,097,793)	1,012,393,128
Beginning of year	3,343,837,286	2,331,444,158
End of year	$3,191,739,493	$3,343,837,286
Distributions in excess of net investment income	$(1,633,767)	$(17,303,037)

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Statements of Changes in Net Assets (concluded)

	BlackRock High Yield Bond Portfolio		BlackRock Low Duration Bond Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2012[1]	2011	2012	2011
Operations
Net investment income	$435,099,994	$247,178,825	$49,314,590	$49,901,580
Net realized gain	69,124,381	63,396,984	24,492,749	3,065,078
Net change in unrealized appreciation/depreciation	637,508,695	(359,623,104)	31,298,852	(32,873,261)
Net increase (decrease) in net assets resulting from operations	1,141,733,070	(49,047,295)	105,106,191	20,093,397

Dividends to Shareholders From
Net investment income:
BlackRock	(50,885,909)	(56,509,828)	(8,115,701)	(9,783,495)
Institutional	(184,573,987)	(83,550,246)	(17,069,144)	(13,510,221)
Service	(16,417,315)	(14,147,966)	(6,697,436)	(14,685,523)
Investor A	(167,919,678)	(85,566,232)	(11,725,736)	(5,950,915)
Investor A1	–	–	(560,872)	(651,592)
Investor B	(480,548)	(743,712)	(60,671)	(68,221)
Investor B1	(1,498,756)	(867,045)	–	(8,533)
Investor B2	–	–	–	(57,165)
Investor B3	–	–	(135,428)	(46,341)
Investor C	(22,559,036)	(11,491,258)	(3,859,971)	(2,346,401)
Investor C1	(5,978,625)	(1,866,459)	–	(80,951)
Investor C2	–	–	(317,048)	(421,686)
Investor C3	–	–	(554,796)	(137,378)
Class R	(1,517,614)	(1,348,861)	(114,004)	(22,740)
Decrease in net assets resulting from dividends to shareholders	(451,831,468)	(256,091,607)	(49,210,807)	(47,771,162)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	3,325,364,606	2,869,443,472	129,708,320	434,658,866

Redemption Fees
Redemption fees	–	149,202	–	–

Net Assets
Total increase (decrease) in net assets	4,015,266,208	2,564,453,772	185,603,704	406,981,101
Beginning of year	5,272,657,738	2,708,203,966	2,054,632,078	1,647,650,977
End of year	$9,287,923,946	$5,272,657,738	$2,240,235,782	$2,054,632,078
Undistributed (distributions in excess of) net investment income	$49,877,584	$(5,951,569)	$8,099,944	$3,379,074

[1]	Consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	59

Financial Highlights	BlackRock Core Bond Portfolio

	BlackRock
	Year Ended September 30,
	2012		2011	2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$9.45		$9.61	$9.08		$8.63		$9.47
Net investment income[1]	0.30		0.38	0.42		0.46		0.49
Net realized and unrealized gain (loss)	0.39		(0.13)	0.57		0.48		(0.86)
Net increase (decrease) from investment operations	0.69		0.25	0.99		0.94		(0.37)
Dividends from net investment income	(0.33)		(0.41)	(0.46)		(0.49)		(0.47)
Net asset value, end of year	$9.81		$9.45	$9.61		$9.08		$8.63

Total Investment Return[2]
Based on net asset value	7.47%		2.69%	11.25%		11.97%		(4.18)%

Ratios to Average Net Assets
Total expenses	0.60%		0.63%	0.81%		0.70%		1.05%
Total expenses after fees waived, reimbursed and paid indirectly	0.47%		0.47%	0.64%		0.51%		0.86%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.45%		0.45%	0.46%		0.42%		0.40%
Net investment income	3.15%		4.04%	4.55%		5.47%		5.18%

Supplemental Data
Net assets, end of year (000)	$643,885		$830,056	$1,077,976		$1,256,814		$1,418,867
Portfolio turnover	739%	[3]	726% [4]	724%	[5]	610%	[6]	1,007% [7]

	Institutional
	Year Ended September 30,
	2012		2011	2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$9.42		$9.58	$9.06		$8.62		$9.45
Net investment income[1]	0.29		0.36	0.41		0.46		0.48
Net realized and unrealized gain (loss)	0.39		(0.12)	0.56		0.46		(0.85)
Net increase (decrease) from investment operations	0.68		0.24	0.97		0.92		(0.37)
Dividends from net investment income	(0.32)		(0.40)	(0.45)		(0.48)		(0.46)
Net asset value, end of year	$9.78		$9.42	$9.58		$9.06		$8.62

Total Investment Return[2]
Based on net asset value	7.36%		2.55%	11.03%		11.75%		(4.17)%

Ratios to Average Net Assets
Total expenses	0.73%		0.78%	0.97%		0.80%		1.12%
Total expenses excluding recoupment of past waived fees	0.73%		0.78%	0.96%		0.80%		1.12%
Total expenses after fees waived, reimbursed and paid indirectly	0.58%		0.60%	0.77%		0.62%		0.95%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.56%		0.58%	0.58%		0.53%		0.49%
Net investment income	3.03%		3.87%	4.44%		5.40%		5.10%

Supplemental Data
Net assets, end of year (000)	$1,457,783		$1,488,219	$790,768		$810,795		$995,813
Portfolio turnover	739%	[3]	726% [4]	724%	[5]	610%	[6]	1,007% [7]
[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 370%.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 412%.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 497%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 339%.
[7]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 218%.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Service								Investor A
	Year Ended September 30,								Year Ended September 30,
	2012		2011	2010		2009		2008	2012		2011	2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$9.43		$9.59	$9.06		$8.62		$9.46	$9.44		$9.60	$9.07		$8.62		$9.46
Net investment income[1]	0.26		0.32	0.38		0.43		0.46	0.26		0.34	0.38		0.43		0.45
Net realized and unrealized gain (loss)	0.39		(0.11)	0.57		0.47		(0.86)	0.39		(0.13)	0.57		0.48		(0.86)
Net increase (decrease) from investment operations	0.65		0.21	0.95		0.90		(0.40)	0.65		0.21	0.95		0.91		(0.41)
Dividends from net investment income	(0.29)		(0.37)	(0.42)		(0.46)		(0.44)	(0.29)		(0.37)	(0.42)		(0.46)		(0.43)
Net asset value, end of year	$9.79		$9.43	$9.59		$9.06		$8.62	$9.80		$9.44	$9.60		$9.07		$8.62

Total Investment Return[2]
Based on net asset value	7.01%		2.25%	10.81%		11.46%		(4.48)%	7.01%		2.27%	10.81%		11.54%		(4.58)%

Ratios to Average Net Assets
Total expenses	1.05%		1.03%	1.20%		1.10%		1.34%	1.02%		1.01%	1.19%		1.10%		1.45%
Total expenses excluding recoupment of past waived fees	1.05%		1.02%	1.20%		1.08%		1.34%	1.02%		1.01%	1.19%		1.10%		1.45%
Total expenses after fees waived, reimbursed and paid indirectly	0.91%		0.90%	1.07%		0.90%		1.14%	0.90%		0.88%	1.06%		0.91%		1.27%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.89%		0.88%	0.88%		0.81%		0.69%	0.89%		0.86%	0.87%		0.82%		0.81%
Net investment income	2.71%		3.50%	4.13%		5.14%		4.90%	2.69%		3.58%	4.13%		5.04%		4.78%

Supplemental Data
Net assets, end of year (000)	$238,247		$278,072	$37,639		$39,291		$59,642	$638,402		$551,875	$280,857		$226,782		$220,122
Portfolio turnover	739%	[3]	726% [4]	724%	[5]	610%	[6]	1,007% [7]	739%	[3]	726% [4]	724%	[5]	610%	[6]	1,007% [7]

	Investor B
	Year Ended September 30,
	2012		2011	2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$9.43		$9.59	$9.06		$8.62		$9.46
Net investment income[1]	0.19		0.26	0.31		0.36		0.37
Net realized and unrealized gain (loss)	0.39		(0.13)	0.57		0.47		(0.85)
Net increase (decrease) from investment operations	0.58		0.13	0.88		0.83		(0.48)
Dividends from net investment income	(0.22)		(0.29)	(0.35)		(0.39)		(0.36)
Net asset value, end of year	$9.79		$9.43	$9.59		$9.06		$8.62

Total Investment Return[2]
Based on net asset value	6.20%		1.40%	9.94%		10.53%		(5.34)%

Ratios to Average Net Assets
Total expenses	1.81%		1.86%	2.04%		1.93%		2.26%
Total expenses excluding recoupment of past waived fees	1.81%		1.84%	2.02%		1.92%		2.26%
Total expenses after fees waived, reimbursed and paid indirectly	1.68%		1.73%	1.89%		1.74%		2.09%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.66%		1.71%	1.71%		1.65%		1.61%
Net investment income	1.95%		2.79%	3.32%		4.31%		3.98%

Supplemental Data
Net assets, end of year (000)	$5,894		$8,680	$10,118		$14,537		$22,500
Portfolio turnover	739%	[3]	726% [4]	724%	[5]	610%	[6]	1,007% [7]

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 370%.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 412%.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 497%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 339%.
[7]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 218%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	61

Financial Highlights (concluded)	BlackRock Core Bond Portfolio

	Investor C								Class R
	Year Ended September 30,								Year Ended September 30,
	2012		2011	2010		2009		2008	2012		2011	2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$9.40		$9.56	$9.03		$8.59		$9.42	$9.44		$9.60	$9.07		$8.63		$9.47
Net investment income[1]	0.19		0.27	0.31		0.36		0.38	0.23		0.31	0.35		0.40		0.43
Net realized and unrealized gain (loss)	0.39		(0.13)	0.58		0.47		(0.85)	0.40		(0.13)	0.58		0.47		(0.86)
Net increase (decrease) from investment operations	0.58		0.14	0.89		0.83		(0.47)	0.63		0.18	0.93		0.87		(0.43)
Dividends from net investment income	(0.22)		(0.30)	(0.36)		(0.39)		(0.36)	(0.26)		(0.34)	(0.40)		(0.43)		(0.41)
Net asset value, end of year	$9.76		$9.40	$9.56		$9.03		$8.59	$9.81		$9.44	$9.60		$9.07		$8.63

Total Investment Return[2]
Based on net asset value	6.26%		1.50%	10.04%		10.61%		(5.22)%	6.82%		1.95%	10.48%		11.10%		(4.82)%

Ratios to Average Net Assets
Total expenses	1.74%		1.77%	1.95%		1.86%		2.19%	1.34%		1.38%	1.54%		1.38%		1.74%
Total expenses excluding recoupment of past waived fees	1.74%		1.77%	1.95%		1.86%		2.19%	1.34%		1.38%	1.51%		1.38%		1.74%
Total expenses after fees waived, reimbursed and paid indirectly	1.63%		1.64%	1.81%		1.69%		2.02%	1.19%		1.19%	1.36%		1.20%		1.48%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.61%		1.62%	1.62%		1.60%		1.57%	1.17%		1.17%	1.18%		1.11%		1.02%
Net investment income	1.97%		2.85%	3.40%		4.27%		4.04%	2.40%		3.29%	3.81%		4.69%		4.60%

Supplemental Data
Net assets, end of year (000)	$206,568		$186,495	$133,691		$107,567		$88,763	$960		$441	$395		$283		$169
Portfolio turnover	739%	[3]	726% [4]	724%	[5]	610%	[6]	1,007% [7]	739%	[3]	726% [4]	724%	[5]	610%	[6]	1,007% [7]

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 370%.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 412%.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 497%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 339%.
[7]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 218%.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Financial Highlights	BlackRock High Yield Bond Portfolio

	BlackRock								Institutional
	Year Ended September 30,								Year Ended September 30,
	2012[1]	2011	2010		2009		2008		2012[1]	2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$7.14	$7.48	$6.68		$6.61		$7.98		$7.14	$7.47		$6.68		$6.61		$7.98
Net investment income[2]	0.50	0.52	0.61		0.62		0.62		0.49	0.50		0.60		0.62		0.62
Net realized and unrealized gain (loss)	0.80	(0.3 2)[3]	0.79	[3]	0.07	[3]	(1.34)	[3]	0.80	(0.30)	[3]	0.78	[3]	0.06	[3]	(1.35)	[3]
Net increase (decrease) from investment operations	1.30	0.20	1.40		0.69		(0.72)		1.29	0.20		1.38		0.68		(0.73)
Dividends from net investment income	(0.50)	(0.54)	(0.60)		(0.62)		(0.65)		(0.49)	(0.53)		(0.59)		(0.61)		(0.64)
Net asset value, end of year	$7.94	$7.14	$7.48		$6.68		$6.61		$7.94	$7.14		$7.47		$6.68		$6.61

Total Investment Return[4]
Based on net asset value	18.99%	2.29%[5]	21.72%[5]		12.82%[5]		(9.61)%[5]		18.92%	2.35%[5]		21.43%[5]		12.75%[5]		(9.66)%[5]

Ratios to Average Net Assets
Total expenses	0.57%	0.59%	0.61%		0.63%		0.68%		0.63%	0.66%		0.71%		0.69%		0.71%
Total expenses excluding recoupment of past waived fees	0.55%	0.58%	0.61%		0.63%		0.68%		0.63%	0.66%		0.71%		0.69%		0.71%
Total expenses after fees waived,reimbursed and paid indirectly	0.56%	0.58%	0.58%		0.56%		0.58%		0.63%	0.65%		0.67%		0.63%		0.64%
Total expenses after fees waived,reimbursed and paid indirectlyand excluding interest expense	0.56%	0.58%	0.58%		0.56%		0.55%		0.63%	0.65%		0.67%		0.63%		0.61%
Net investment income	6.50%	6.69%	8.53%		10.95%		8.38%		6.42%	6.53%		8.38%		10.98%		8.31%

Supplemental Data
Net assets, end of year (000)	$897,435	$694,075	$725,724		$615,626		$369,888		$3,989,753	$2,017,038		$738,474		$502,356		$341,461
Portfolio turnover	69%	91%	113%		99%		65%		69%	91%		113%		99%		65%

	Service
	Year Ended September 30,
	2012[1]	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$7.14	$7.48	$6.68	$6.61	$7.98
Net investment income[2]	0.47	0.48	0.58	0.60	0.59
Net realized and unrealized gain (loss)	0.80	(0.32)[3]	0.79[3]	0.07[3]	(1.34)[3]
Net increase (decrease) from investment operations	1.27	0.16	1.37	0.67	(0.75)
Dividends from net investment income	(0.47)	(0.50)	(0.57)	(0.60)	(0.62)
Net asset value, end of year	$7.94	$7.14	$7.48	$6.68	$6.61

Total Investment Return[4]
Based on net asset value	18.52%	1.85%[5]	21.21%[5]	12.37%[5]	(10.00)%[5]

Ratios to Average Net Assets
Total expenses	0.96%	1.06%	1.02%	1.04%	1.10%
Total expenses excluding recoupment of past waived fees	0.93%	1.03%	1.02%	1.02%	1.10%
Total expenses after fees waived, reimbursed and paid indirectly	0.96%	1.01%	1.00%	0.96%	1.02%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.96%	1.01%	1.00%	0.96%	0.99%
Net investment income	6.09%	6.22%	8.10%	10.69%	7.91%

Supplemental Data
Net assets, end of year (000)	$304,707	$195,688	$173,027	$163,915	$147,534
Portfolio turnover	69%	91%	113%	99%	65%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	63

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor A							Investor B
	Year Ended September 30,							Year Ended September 30,
	2012[1]	2011	2010		2009		2008	2012[1]	2011	2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$7.14	$7.47	$6.68		$6.61		$7.98	$7.14	$7.47	$6.68		$6.61		$7.98
Net investment income[2]	0.47	0.48	0.58		0.60		0.59	0.40	0.43	0.53		0.56		0.54
Net realized and unrealized gain (loss)	0.80	(0.30)[3]	0.78	[3]	0.06	[3]	(1.34)[3]	0.81	(0.31)[3]	0.77	[3]	0.06	[3]	(1.35)[3]
Net increase (decrease) from investment operations	1.27	0.18	1.36		0.66		(0.75)	1.21	0.12	1.30		0.62		(0.81)
Total dividends and distributions	(0.47)	(0.51)	(0.57)		(0.59)		(0.62)	(0.41)	(0.45)	(0.51)		(0.55)		(0.56)
Net asset value, end of year	$7.94	$7.14	$7.47		$6.68		$6.61	$7.94	$7.14	$7.47		$6.68		$6.61

Total Investment Return[4]
Based on net asset value	18.56%	2.02%[5]	20.99%[5]		12.36%[5]		(9.98)%[5]	17.58%	1.26%[5]	20.11%[5]		11.55%[5]		(10.66)%[5]

Ratios to Average Net Assets
Total expenses	1.00%	1.06%	1.05%		1.16%		1.25%	1.77%	1.75%	1.79%		1.85%		1.85%
Total expenses excluding recoupment of past waived fees	1.00%	1.04%	1.05%		1.16%		1.25%	1.77%	1.73%	1.79%		1.84%		1.85%
Total expenses after fees waived, reimbursed and paid indirectly	0.92%	0.98%	1.04%		0.98%		0.99%	1.76%	1.75%	1.78%		1.72%		1.74%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.92%	0.98%	1.04%		0.98%		0.96%	1.76%	1.75%	1.78%		1.72%		1.70%
Net investment income	6.12%	6.20%	8.05%		10.67%		7.95%	5.33%	5.56%	7.47%		10.11%		7.23%

Supplemental Data
Net assets, end of year (000)	$3,437,217	$1,886,322	$848,953		$731,290		$592,845	$7,472	$9,577	$15,540		$27,218		$38,234
Portfolio turnover	69%	91%	113%		99%		65%	69%	91%	113%		99%		65%

	Investor B1
	Year Ended September 30,
	2012[1]	2011	2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$7.14	$7.47	$6.68		$6.61		$7.98
Net investment income[2]	0.43	0.45	0.55		0.58		0.56
Net realized and unrealized gain (loss)	0.80	(0.31)[3]	0.78	[3]	0.06	[3]	(1.35)[3]
Net increase (decrease) from investment operations	1.23	0.14	1.33		0.64		(0.79)
Dividends from net investment income	(0.43)	(0.47)	(0.54)		(0.57)		(0.58)
Net asset value, end of year	$7.94	$7.14	$7.47		$6.68		$6.61

Total Investment Return[4]
Based on net asset value	17.94%	1.55% [5]	20.50%	[5]	11.86%	[5]	(10.39)%[5]

Ratios to Average Net Assets
Total expenses	1.56%	1.48%	1.46%		1.55%		1.52%
Total expenses excluding recoupment of past waived fees	1.56%	1.48%	1.46%		1.55%		1.52%
Total expenses after fees waived, reimbursed and paid indirectly	1.46%	1.44%	1.46%		1.43%		1.45%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.46%	1.44%	1.46%		1.43%		1.42%
Net investment income	5.63%	5.88%	7.73%		10.47%		7.52%

Supplemental Data
Net assets, end of year (000)	$20,236	$32,194	$15,694		$21,173		$40,215
Portfolio turnover	69%	91%	113%		99%		65%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Financial Highlights (concluded)	BlackRock High Yield Bond Portfolio

	Investor C							Investor C1
	Year Ended September 30,							Year Ended September 30,
	2012[1]	2011	2010		2009		2008	2012[1]	2011	2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$7.14	$7.48	$6.68		$6.62		$7.98	$7.15	$7.48	$6.69		$6.62		$7.99
Net investment income[2]	0.41	0.43	0.52		0.56		0.54	0.42	0.44	0.54		0.57		0.56
Net realized and unrealized gain (loss)	0.81	(0.32)[3]	0.80	[3]	0.05	[3]	(1.34)[3]	0.80	(0.31)[3]	0.78	[3]	0.06	[3]	(1.35)[3]
Net increase (decrease) from investment operations	1.22	0.11	1.32		0.61		(0.80)	1.22	0.13	1.32		0.63		(0.79)
Dividends from net investment income	(0.41)	(0.45)	(0.52)		(0.55)		(0.56)	(0.42)	(0.46)	(0.53)		(0.56)		(0.58)
Net asset value, end of year	$7.95	$7.14	$7.48		$6.68		$6.62	$7.95	$7.15	$7.48		$6.69		$6.62

Total Investment Return[4]
Based on net asset value	17.77%	1.17%[5]	20.32%[5]		11.35%[5]		(10.53)%[5]	17.83%	1.49%[5]	20.34%[5]		11.75%[5]		(10.45)%[5]

Ratios to Average Net Assets
Total expenses	1.74%	1.71%	1.72%		1.80%		1.85%	1.57%	1.60%	1.56%		1.64%		1.62%
Total expenses excluding recoupment of past waived fees	1.73%	1.70%	1.72%		1.80%		1.85%	1.55%	1.60%	1.56%		1.64%		1.62%
Total expenses after fees waived, reimbursed and paid indirectly	1.72%	1.69%	1.72%		1.72%		1.74%	1.54%	1.52%	1.56%		1.51%		1.52%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.72%	1.69%	1.72%		1.72%		1.71%	1.54%	1.52%	1.55%		1.51%		1.49%
Net investment income	5.33%	5.54%	7.31%		9.78%		7.19%	5.54%	5.77%	7.55%		10.22%		7.43%

Supplemental Data
Net assets, end of year (000)	$498,541	$313,266	$144,224		$99,250		$60,524	$100,404	$104,579	$26,266		$25,781		$29,269
Portfolio turnover	69%	91%	113%		99%		65%	69%	91%	113%		99%		65%

	Class R
	Year Ended September 30,
	2012[1]	2011	2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$7.13	$7.47	$6.67		$6.61		$7.98
Net investment income[2]	0.44	0.46	0.56		0.59		0.58
Net realized and unrealized gain (loss)	0.81	(0.32)[3]	0.79	[3]	0.05	[3]	(1.35)[3]
Net increase (decrease) from investment operations	1.25	0.14	1.35		0.64		(0.77)
Dividends from net investment income	(0.44)	(0.48)	(0.55)		(0.58)		(0.60)
Net asset value, end of year	$7.94	$7.13	$7.47		$6.67		$6.61

Total Investment Return[4]
Based on net asset value	18.31%	1.57% [5]	20.89%	[5]	11.95%	[5]	(10.17)%[5]

Ratios to Average Net Assets
Total expenses	1.34%	1.42%	1.51%		1.71%		1.69%
Total expenses excluding recoupment of past waived fees	1.34%	1.42%	1.51%		1.71%		1.69%
Total expenses after fees waived, reimbursed and paid indirectly	1.28%	1.28%	1.28%		1.20%		1.20%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.28%	1.28%	1.28%		1.20%		1.17%
Net investment income	5.79%	5.98%	7.74%		10.43%		7.75%

Supplemental Data
Net assets, end of year (000)	$32,159	$19,920	$20,303		$12,190		$9,159
Portfolio turnover	69%	91%	113%		99%		65%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	65

Financial Highlights	BlackRock Low Duration Bond Portfolio

	BlackRock								Institutional
	Year Ended September 30,								Year Ended September 30,
	2012		2011	2010		2009		2008	2012		2011	2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$9.56		$9.69	$9.38		$9.33		$9.95	$9.57		$9.70	$9.39		$9.34		$9.96
Net investment income[1]	0.26		0.29	0.31		0.39		0.47	0.25		0.29	0.31		0.38		0.47
Net realized and unrealized gain (loss)	0.25		(0.13)	0.34		0.05		(0.63)	0.26		(0.14)	0.33		0.06		(0.63)
Net increase (decrease) from investment operations	0.51		0.16	0.65		0.44		(0.16)	0.51		0.15	0.64		0.44		(0.16)
Dividends from net investment income	(0.25)		(0.29)	(0.34)		(0.39)		(0.46)	(0.25)		(0.28)	(0.33)		(0.39)		(0.46)
Net asset value, end of year	$9.82		$9.56	$9.69		$9.38		$9.33	$9.83		$9.57	$9.70		$9.39		$9.34

Total Investment Return[2]
Based on net asset value	5.48%		1.59%	7.03%		5.02%		(1.68)%	5.43%		1.55%	6.98%		4.98%		(1.73)%

Ratios to Average Net Assets
Total expenses	0.61%		0.64%	0.79%		0.69%		0.69%	0.72%		0.75%	0.90%		0.76%		0.78%
Total expenses after fees waived, reimbursed and paid indirectly	0.43%		0.44%	0.56%		0.43%		0.42%	0.47%		0.48%	0.61%		0.46%		0.47%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.41%		0.41%	0.42%		0.41%		0.40%	0.45%		0.45%	0.46%		0.44%		0.45%
Net investment income	2.65%		3.04%	3.27%		4.37%		4.79%	2.61%		2.99%	3.22%		4.30%		4.74%

Supplemental Data
Net assets, end of year (000)	$310,879		$281,572	$289,968		$224,546		$302,436	$762,769		$609,308	$306,895		$262,138		$345,204
Portfolio turnover	203%	[3]	280% [4]	140%	[5]	154%	[6]	149% [7]	203%	[3]	280% [4]	140%	[5]	154%	[6]	149% [7]

	Service
	Year Ended September 30,
	2012		2011	2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$9.57		$9.70	$9.38		$9.34		$9.96
Net investment income[1]	0.22		0.26	0.27		0.35		0.43
Net realized and unrealized gain (loss)	0.24		(0.14)	0.35		0.04		(0.62)
Net increase (decrease) from investment operations	0.46		0.12	0.62		0.39		(0.19)
Dividends from net investment income	(0.21)		(0.25)	(0.30)		(0.35)		(0.43)
Net asset value, end of year	$9.82		$9.57	$9.70		$9.38		$9.34

Total Investment Return[2]
Based on net asset value	4.93%		1.23%	6.74%		4.49%		(2.06)%

Ratios to Average Net Assets
Total expenses	1.01%		0.96%	1.12%		1.06%		1.04%
Total expenses excluding recoupment of past waived fees	1.01%		0.96%	1.12%		1.06%		1.04%
Total expenses after fees waived, reimbursed and paid indirectly	0.85%		0.79%	0.93%		0.82%		0.81%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.83%		0.75%	0.78%		0.80%		0.79%
Net investment income	2.24%		2.73%	2.82%		3.90%		4.41%

Supplemental Data
Net assets, end of year (000)	$263,552		$330,091	$694,407		$373,497		$250,955
Portfolio turnover	203%	[3]	280% [4]	140%	[5]	154%	[6]	149% [7]

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 172%.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 184%.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[7]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 63%.

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A								Investor A1
	Year Ended September 30,								Year Ended September 30,
	2012		2011	2010		2009		2008	2012		2011	2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$9.57		$9.70	$9.38		$9.34		$9.96	$9.58		$9.71	$9.39		$9.34		$9.96
Net investment income[1]	0.22		0.26	0.27		0.34		0.43	0.23		0.27	0.29		0.37		0.45
Net realized and unrealized gain (loss)	0.24		(0.14)	0.35		0.05		(0.63)	0.25		(0.14)	0.35		0.05		(0.63)
Net increase (decrease) from investment operations	0.46		0.12	0.62		0.39		(0.20)	0.48		0.13	0.64		0.42		(0.18)
Dividends from net investment income	(0.21)		(0.25)	(0.30)		(0.35)		(0.42)	(0.23)		(0.26)	(0.32)		(0.37)		(0.44)
Net asset value, end of year	$9.82		$9.57	$9.70		$9.38		$9.34	$9.83		$9.58	$9.71		$9.39		$9.34

Total Investment Return[2]
Based on net asset value	4.94%		1.21%	6.71%		4.50%		(2.08)%	5.12%		1.36%	6.89%		4.77%		(1.90)%

Ratios to Average Net Assets
Total expenses	1.02%		0.98%	1.16%		1.08%		1.10%	0.86%		0.87%	1.02%		0.96%		0.92%
Total expenses excluding recoupment of past waived fees	1.02%		0.98%	1.14%		1.05%		1.10%	0.86%		0.87%	1.02%		0.96%		0.92%
Total expenses after fees waived, reimbursed and paid indirectly	0.83%		0.80%	0.97%		0.83%		0.83%	0.66%		0.66%	0.79%		0.65%		0.64%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.81%		0.78%	0.82%		0.81%		0.81%	0.64%		0.63%	0.65%		0.63%		0.62%
Net investment income	2.25%		2.64%	2.84%		3.82%		4.38%	2.43%		2.82%	3.06%		4.15%		4.58%

Supplemental Data
Net assets, end of year (000)	$546,318		$490,744	$191,079		$130,435		$78,813	$22,846		$24,295	$24,987		$25,919		$34,801
Portfolio turnover	203%	[3]	280% [4]	140%	[5]	154%	[6]	149% [7]	203%	[3]	280% [4]	140%	[5]	154%	[6]	149% [7]

	Investor B
	Year Ended September 30,
	2012		2011	2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$9.57		$9.70	$9.38		$9.34		$9.96
Net investment income[1]	0.14		0.18	0.21		0.29		0.36
Net realized and unrealized gain (loss)	0.26		(0.14)	0.34		0.04		(0.63)
Net increase (decrease) from investment operations	0.40		0.04	0.55		0.33		(0.27)
Dividends from net investment income	(0.14)		(0.17)	(0.23)		(0.29)		(0.35)
Net asset value, end of year	$9.83		$9.57	$9.70		$9.38		$9.34

Total Investment Return[2]
Based on net asset value	4.24%		0.39%	5.89%		3.71%		(2.81)%

Ratios to Average Net Assets
Total expenses	1.87%		1.82%	1.97%		1.88%		1.84%
Total expenses excluding recoupment of past waived fees	1.87%		1.78%	1.96%		1.87%		1.84%
Total expenses after fees waived, reimbursed and paid indirectly	1.61%		1.64%	1.76%		1.59%		1.58%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.59%		1.62%	1.62%		1.57%		1.56%
Net investment income	1.48%		1.85%	2.16%		3.25%		3.65%

Supplemental Data
Net assets, end of year (000)	$3,670		$4,305	$4,867		$9,866		$15,451
Portfolio turnover	203%	[3]	280% [4]	140%	[5]	154%	[6]	149% [7]

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 172%.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 184%.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[7]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 63%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	67

Financial Highlights (concluded)	BlackRock Low Duration Bond Portfolio

	Investor B3				Investor C
	Year Ended		Period July 18, 2011[1]		Year Ended September 30,
	September 30, 2012		to September 30, 2011		2012		2011	2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$9.57		$9.71		$9.56		$9.69	$9.38		$9.34		$9.95
Net investment income[2]	0.14		0.03		0.15		0.18	0.20		0.28		0.36
Net realized and unrealized gain (loss)	0.25		(0.14)		0.25		(0.13)	0.34		0.05		(0.62)
Net increase (decrease) from investment operations	0.39		(0.11)		0.40		0.05	0.54		0.33		(0.26)
Dividends from net investment income	(0.13)		(0.03)		(0.14)		(0.18)	(0.23)		(0.29)		(0.35)
Net asset value, end of period	$9.83		$9.57		$9.82		$9.56	$9.69		$9.38		$9.34

Total Investment Return[3]
Based on net asset value	4.23%		(1.13)%	[4]	4.31%		0.45%	5.83%		3.71%		(2.71)%

Ratios to Average Net Assets
Total expenses	1.77%		1.81%	[5]	1.76%		1.74%	1.88%		1.81%		1.81%
Total expenses excluding recoupment of past waived fees	1.77%		1.81%	[5]	1.76%		1.74%	1.88%		1.81%		1.81%
Total expenses after fees waived, reimbursed and paid indirectly	1.62%		1.63%	[5]	1.55%		1.56%	1.69%		1.58%		1.57%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.60%		1.62%	[5]	1.53%		1.54%	1.54%		1.56%		1.55%
Net investment income	1.42%		1.71%	[5]	1.53%		1.90%	2.11%		3.16%		3.65%

Supplemental Data
Net assets, end of period (000)	$6,146		$12,837		$268,261		$239,979	$108,010		$59,823		$45,461
Portfolio turnover	203%	[6]	280%	[7]	203%	[6]	280% [7]	140%	[8]	154%	[9]	149% [10]

	Investor C2								Investor C3				Class R
	Year Ended September 30,								Year Ended		Period July 18, 2011[1] to		Year Ended		Period July 18, 2011[1] to
	2012		2011	2010		2009		2008	September 30, 2012		September 30, 2011		September 30, 2012		September 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$9.57		$9.70	$9.38		$9.34		$9.95	$9.56		$9.71		$9.57		$9.71
Net investment income[2]	0.21		0.25	0.27		0.34		0.42	0.14		0.04		0.18		0.04
Net realized and unrealized gain (loss)	0.24		(0.14)	0.34		0.04		(0.62)	0.25		(0.16)		0.24		(0.14)
Net increase (decrease) from investment operations	0.45		0.11	0.61		0.38		(0.20)	0.39		(0.12)		0.42		(0.10)
Dividends from net investment income	(0.20)		(0.24)	(0.29)		(0.34)		(0.41)	(0.13)		(0.03)		(0.17)		(0.04)
Net asset value, end of period	$9.82		$9.57	$9.70		$9.38		$9.34	$9.82		$9.56		$9.82		$9.57

Total Investment Return[3]
Based on net asset value	4.81%		1.07%	6.60%		4.35%		(2.07)%	4.23%		(1.12)%[4]		4.48%		(1.06)%[4]

Ratios to Average Net Assets
Total expenses	1.12%		1.13%	1.27%		1.20%		1.16%	1.77%		1.73%	[5]	1.43%		1.46%	[5]
Total expenses after fees waived, reimbursed and paid indirectly	0.96%		0.96%	1.08%		0.96%		0.93%	1.61%		1.55%	[5]	1.27%		1.29%	[5]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.94%		0.93%	0.93%		0.94%		0.91%	1.60%		1.54%	[5]	1.26%		1.27%	[5]
Net investment income	2.13%		2.54%	2.78%		3.83%		4.30%	1.46%		1.78%	[5]	1.81%		2.04%	[5]

Supplemental Data
Net assets, end of period (000)	$13,838		$15,448	$18,151		$19,543		$22,452	$35,383		$40,361		$6,573		$5,693

Portfolio turnover	203%	[6]	280% [7]	140%	[8]	154%	[9]	149% [10]	203%	[6]	280%	[7]	203%	[6]	280%	[7]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 172%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 184%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[10]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 63%.

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Core Bond Portfolio (“Core Bond”) (formerly known as BlackRock Total Return Portfolio II), BlackRock High Yield Bond Portfolio (“High Yield Bond”) and BlackRock Low Duration Bond Portfolio (“Low Duration Bond”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A and Investor A1 Shares are generally sold with a front-end sales charge. Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2 and Investor C3 Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B1 and Investor B3 Shares automatically convert to Investor A Shares after approximately ten years. Investor A1, B, B1, B3, C1, C2 and C3 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B, Investor B1 and Investor B3 shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganizations:

The Board of Trustees of the Trust (the “Board”) on behalf of BlackRock Total Return Portfolio II (“Total Return II”) and the Board and shareholders of each of BlackRock Bond Portfolio (“Bond”) and BlackRock Managed Income Portfolio (“Managed Income”), each a series of the Trust, approved the reorganizations of Bond and Managed Income into Total Return II pursuant to which Total Return II acquired substantially all of the assets and assumed certain stated liabilities of Bond and Managed Income in exchange for an equal aggregate value of Total Return II shares.

In connection with the reorganizations, effective July 18, 2011, Total Return II changed its name to BlackRock Core Bond Portfolio, hereafter referred to as Core Bond.

Each shareholder of Bond and Managed Income received shares of Core Bond with the same class designation and an amount equal to the aggregate NAV of such shareholder’s Bond and Managed Income shares, as determined at the close of business on July 15, 2011.

The reorganizations were accomplished by a tax-free exchange of shares of Core Bond in the following amounts and at the following conversion ratios:

Fund	Fund’s Share Class	Shares Prior to Reorga- nization	Conve- rsion Ratio	Core Bond’s Share Class	Shares of Core Bond
Bond	BlackRock	12,511,725	0.99804946	BlackRock	12,487,320
Bond	Institutional	50,909,845	1.00026716	Institutional	50,923,447
Bond	Service	12,514,261	1.00030974	Service	12,518,137
Bond	Investor A	9,067,932	0.99913554	Investor A	9,060,093
Bond	Investor B	226,819	0.99954079	Investor B	226,715
Bond	Investor C	5,669,719	1.00416957	Investor C	5,693,359
Managed
Income	Institutional	26,193,511	1.07272086	Institutional	28,098,325
Managed
Income	Service	16,384,076	1.07218994	Service	17,566,842
Managed
Income	Investor A	2,017,350	1.07175027	Investor A	2,162,096
Managed
Income	Investor B	38,836	1.07222418	Investor B	41,641
Managed
Income	Investor C	722,722	1.07355164	Investor C	775,880

Bond and Managed Income’s net assets and composition of net assets on July 15, 2011, the date of the reorganization, were as follows:

Fund	Net Assets	Paid-in Capital	Accum- ulated Net Inves- tment Income
Bond	$851,019,392	$858,980,677	$(3,531,532)
Managed Income	$455,297,849	$480,029,903	$(1,041,733)

Fund	Accum- ulated Net Realized Loss	Net Unrea- lized Apprec- iation
Bond	$(18,862,271)	$14,432,518
Managed Income	$(28,677,463)	$4,987,142

For financial reporting purposes, assets received and shares issued by Core Bond were recorded at fair value; however, the cost basis of the investments received from Bond and Managed Income were carried forward to align ongoing reporting of Core Bond’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Core Bond immediately after the acquisition amounted to $3,653,565,211. Bond and Managed Income’s fair value and cost of investments prior to the reorganizations were as follows:

	Fair Value of Investments	Cost of Investments
Bond	$1,294,432,788	$1,275,697,885
Managed Income	$687,890,340	$680,015,356

The purpose of these transactions was to combine three funds managed by the Manager, the investment advisor to Core Bond, Bond and Managed Income, with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on July 18, 2011.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	69

Notes to Financial Statements (continued)

Assuming the acquisitions had been completed on October 1, 2010, the beginning of the annual reporting period of Core Bond, the pro forma results of operations for the year ended September 30, 2011, are as follows:

•	Net investment income: $132,948,085
•	Net realized and change in unrealized gain/loss on investments: $(60,650,002)
•	Net increase in the net assets resulting from operations: $72,298,083

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Bond and Managed Income that have been included in Core Bond’s Statement of Changes in Net Assets since July 18, 2011.

Reorganization costs incurred by Core Bond in connection with the reorganization were expensed by Core Bond.

The Board of High Yield Bond and the Board of Directors and shareholders of each of BlackRock High Income Fund (“High Income”), a series of BlackRock Bond Fund, Inc. and High Income Portfolio (“MAS: High Income”), a series of Managed Account Series, approved the reorganizations of High Income and MAS: High Income into High Yield Bond pursuant to which High Yield Bond acquired substantially all of the assets and assumed certain stated liabilities of High Income and MAS: High Income in exchange for an equal aggregate value of High Yield Bond shares.

Each shareholder of High Income and MAS: High Income received shares of High Yield Bond with the same class designation and an amount equal to the aggregate NAV of such shareholder’s High Income and MAS: High Income shares, as determined at the close of business on September 9, 2011, except High Income’s Investor B Shares were exchanged for High Yield Bond’s Investor B1 Shares.

The reorganizations were accomplished by a tax-free exchange of shares of High Yield Bond in the following amounts and at the following conversion ratios:

Fund	Fund’s Share Class	Shares Prior to Reorgani- zation	Conve- rsion Ratio	High Yield Bond’s Share Class	Shares of High Yield Bond
High
Income	Institutional	42,867,526	0.59094908	Institutional	25,332,525
High
Income	Investor A	89,679,602	0.59156054	Investor A	53,050,914
High
Income	Investor B	5,753,155	0.59172214	Investor B1	3,404,591
High
Income	Investor C	17,908,597	0.59144437	Investor C	10,591,938
High
Income	Investor C1	19,536,859	0.59091708	Investor C1	11,544,664
MAS:
High
Income		15,367,911	1.26564086	Institutional	19,450,256

High Income and MAS: High Income’s net assets and composition of net assets on September 9, 2011, the date of the reorganization, were as follows:

Fund	Net Assets	Paid-in Capital	Accumulated Net Investment Income (Loss)
High
Income	$768,128,151	$1,701,121,751	$(5,099,500)
MAS:
High
Income	$143,723,779	$159,456,423	$(743,177)

Fund	Accumulated Net Realized Loss	Net Unrealized Appreciation (Depreciation)
High
Income	$(794,124,862)	$(133,769,238)
MAS:
High
Income	$(10,636,016)	$(4,353,451)

For financial reporting purposes, assets received and shares issued by High Yield Bond were recorded at fair value; however, the cost basis of the investments received from High Income and MAS: High Income were carried forward to align ongoing reporting of High Yield Bond’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of High Yield Bond immediately after the acquisition amounted to $5,410,935,648. High Income and MAS: High Income’s fair value and cost of investments prior to the reorganizations were as follows:

	Fair Value of Investments	Cost of Investments
High Income	$786,409,739	$923,131,423
MAS: High Income	$140,991,203	$145,795,472

The purpose of these transactions was to combine three funds managed by the Manager, the investment advisor to High Yield Bond, High Income and MAS: High Income, with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 12, 2011.

Assuming the acquisitions had been completed on October 1, 2010, the beginning of the annual reporting period of High Yield Bond, the pro forma results of operations for the year ended September 30, 2011, are as follows:

•	Net investment income: $322,971,239
•	Net realized and change in unrealized gain/loss on investments: $(310,880,559)
•	Net increase in the net assets resulting from operations: $12,090,680

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of High Income and MAS: High Income that have been included in High Yield Bond’s Statement of Changes in Net Assets since September 12, 2011.

Reorganization costs incurred by High Yield Bond in connection with the reorganization were paid by the Manager.

The Board of Low Duration Bond and the Board of Directors and shareholders of BlackRock Short-Term Bond Fund (“Short-Term Bond”), a series of BlackRock Short-Term Bond Series, Inc., approved the reorganization of Short-Term Bond into Low Duration Bond pursuant to which Low Duration Bond acquired substantially all of the assets and assumed certain stated the liabilities of Short-Term Bond in exchange for an equal aggregate value of Low Duration Bond shares.

70	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

In connection with but prior to the Reorganization, Short-Term Bond Master Portfolio (the “Master”) distributed its assets to Short-Term Bond and liquidated and dissolved immediately following such distribution. Prior to July 18, 2011, Short-Term Bond seeked to achieve its investment objectives by investing all of its assets in the Master, which has the same investment objective and strategies as Short-Term Bond.

Each shareholder of Short-Term Bond received shares of Low Duration Bond with the same class designation and an aggregate NAV of such shareholder’s Short-Term Bond shares, as determined at the close of business on July 15, 2011, except Short-Term Bond’s Investor B, Investor C1 and Class R Shares were exchanged for Low Duration Bond’s newly established Investor B3, Investor C3 and Class R Shares, respectively.

The reorganization was accomplished by a tax-free exchange of shares of Low Duration Bond in the following amounts and at the following conversion ratios:

	Short-Term Bond Shares Prior to Reorganization	Conversion Ratio	Shares of Low Duration Bond
Institutional	14,412,681	1.01411772	14,616,155
Investor A	12,030,518	1.01409408	12,200,077
Investor B/Investor B3	1,668,295	1.01120148	1,686,983
Investor C	9,910,902	1.01055202	10,015,482
Investor C1/Investor C3	4,356,853	1.01185042	4,408,484
Class R	611,128	1.01236323	618,684

In connection with the reorganization, effective July 18, 2011, Low Duration Bond’s Investor B1 and Investor C1 Shares were converted into Low Duration Bond Investor A Shares and Low Duration Bond’s Investor B2 Shares were converted into Investor A1 Shares as follows:

Share Class	Shares Prior to Share Conversion	Conversion Ratio	Share Class	Shares After Share Conversion
Investor B1	50,298	0.99998970	Investor A	50,297
Investor C1	500,855	1.00005151	Investor A	500,881
Investor B2	247,376	0.99897080	Investor A1	247,122

Short-Term Bond’s net assets and composition of net assets on July 15, 2011, the date of the reorganization, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss	Net Unrealized Appreciation
$422,722,017	$458,588,956	—	$(41,912,072)	$6,045,133

For financial reporting purposes, assets received and shares issued by Low Duration Bond were recorded at fair value; however, the cost basis of the investments received from Short-Term Bond was carried forward to align ongoing reporting of Low Duration Bond’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Low Duration Bond immediately after the acquisition amounted to $2,140,608,018. Short-Term Bond’s fair value and cost of investments prior to the reorganization were $690,059,952 and $682,935,901, respectively.

The purpose of the transaction was to combine two funds managed by the Manager, the investment advisor to both Low Duration Bond and Short-Term Bond, with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on July 18, 2011.

Assuming the acquisition had been completed on October 1, 2010, the beginning of the annual reporting period of Low Duration Bond, the pro forma results of operations for the year ended September 30, 2011, are as follows:

•	Net investment income: $62,543,025

•	Net realized and change in unrealized gain/loss on investments: $(37,178,715)

•	Net increase in the net assets resulting from operations: $25,364,310

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Short-Term Bond that have been included in the Low Duration Bond’s Statement of Changes in Net Assets since July 18, 2011.

Reorganization costs incurred by Low Duration Bond in connection with the reorganization were paid by the Manager.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BLK BR HY (Luxembourg) Investments, S.a.r.l. (the “Luxembourg Subsidiary”) and BR-HIYLD (S-Martin) SPV, LLC, BR-HIYLD Rich-Stryker LLC, BR-HIYLD Crown Ltd. and BR-HIYLD (R-Gibson) SPV, LLC (the “US Subsidiaries”), all of which are wholly owned taxable subsidiaries of High Yield Bond. The US Subsidiaries enable High Yield Bond to hold investments that are organized as an operating partnership and still satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investments held by the US Subsidiaries are taxable to such subsidiaries. The Luxembourg Subsidiary holds shares of private Canadian companies. These shares are held in the Luxembourg Subsidiary in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is gains on the sale of such shares will not be subject to capital gains taxes in Canada. Income earned on the investments held by the Luxembourg Subsidiary may be taxable to such subsidiary in Luxembourg. An income tax provision for all income, including realized and unrealized gains, if any, is reflected as a component of realized and unrealized gain (loss) on the Consolidated Statement of Operations. High Yield Bond may invest up to 25% of its total assets in the US Subsidiaries. Intercompany accounts and transactions have been eliminated. Both the US and Luxembourg Subsidiaries are subject to the same investment policies and restrictions that apply to High Yield Bond.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	71

Notes to Financial Statements (continued)

dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural

72	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gains (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities, (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned

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amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.

Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

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Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Funds, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

Short Sales: The Funds may enter into short sale transactions in which a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any interest received on the security sold short, which is shown as interest expense in the Statements of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. In a treasury roll transaction, the Funds sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Funds receive cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Funds and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Funds on an accrual basis. The Funds will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Funds. If the interest expense exceeds the income earned, the Funds’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

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Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended September 30, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

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2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market value net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts, options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

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Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

Core Bond may also purchase and write a variety of options with nonstandard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The types of barrier options the Funds may invest in include down-and-out options, double no-touch options and one-touch options. Down-and-out options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying security reaches a specific barrier price level prior to the option’s expiration date. Double no-touch options provide the purchaser of the option an agreed-upon payout if the price of the underlying asset does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser of the option an agreed-upon payout if the price of the underlying asset reaches or surpasses predetermined barrier price levels prior to the option’s expiration date.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Funds typically enter into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively on the Statements of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

78	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

•

Total return swaps – Core Bond enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps – Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2012
Asset Derivatives
	Statements of Assets and Liabilities Location	Core Bond	High Yield Bond	Low Duration Bond
Interest rate contracts	Net unrealized appreciation/ depreciation[1] ; Unrealized appreciation on swaps[1] ;Swap premiums paid; Investments at value – unaffiliated[2]	$9,057,601	–	$1,750,827
Foreign currency exchange contracts	Net unrealized appreciation/ depreciation[1] ; Unrealized appreciation on foreign currency exchange contracts	1,506,403	$163,522	1,282,066
Credit contracts	Unrealized appreciation on swaps[1] ; Swap premiums paid; Investments at value – unaffiliated[2]	1,419,343	22,156,145	8,143,964
Equity contracts	Net unrealized appreciation/ depreciation[1] ; Investments at value – unaffiliated[2]	—	2,022,323	—
Total		$11,983,347	$24,341,990	$11,176,857

	Liability Derivatives
	Statements of Assets and Liabilities Location	Core Bond	High Yield Bond	Low Duration Bond
Interest rate contracts	Net unrealized appreciation/ depreciation[1] ; Unrealized depreciation on swaps[1] ; Swap premiums received; Options written at value	$33,414,314	–	$5,234,286
Foreign currency exchange contracts	Net unrealized appreciation/ depreciation[1] ; Unrealized depreciation on foreign currency exchange contracts; Options written at value	4,130,002	$27,045,043	7,024,964
Credit contracts	Unrealized depreciation on swaps[1] ; Swap premiums received; Options written at value	3,089,481	7,612,790	6,726,062
Other contracts	Unrealized depreciation on swaps[1]	571,509	–	–
Total		$41,205,306	$34,657,833	$18,985,312

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	79

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2012
Net Realized Gain (Loss) From
	Core Bond	High Yield Bond	Low Duration Bond
Interest rate contracts:
Financial futures contracts	$(20,915,579)	–	$(462,338)
Options[3]	(12,857,230)	–	1,336,592
Swaps	8,685,957	–	762,240
Foreign currency exchange contracts:
Foreign currency transactions	8,992,046	$63,311,381	7,848,250
Financial futures contracts	(462,506)	–	–
Options[3]	(1,909,545)	–	293,764
Credit contracts:
Swaps	(639,864)	23,776,431	(360,917)
Options[3]	(671,106)	6,583,925	27,690
Equity contracts:
Financial futures contracts	–	(50,025,696)	–
Options[3]	–	(4,175,458)	–
Other contracts:
Swaps	426,106	–	–
Total	$(19,351,721)	$39,470,583	$9,445,281

Net Change in Unrealized Appreciation/Depreciation on
	Core Bond	High Yield Bond	Low Duration Bond
Interest rate contracts:
Financial futures contracts	$255,202	–	$(742,646)
Options[3]	12,273,814	–	(1,093,509)
Swaps	(17,057,838)	–	(1,049,430)
Foreign currency exchange contracts:
Foreign currency translations	(2,370,011)	$(55,269,544)	(7,628,830)
Financial futures contracts	(49,930)	(8,657,711)	–
Options[3]	(3,699,543)	–	–
Credit contracts:
Swaps	1,746,800	17,052,913	(1,479,601)
Options[3]	–	(538,313)	281,020
Equity contracts:
Financial futures contracts	–	–	–
Options[3]	–	(34,206)	–
Other contracts:
Swaps	(2,723,641)	–	–
Total	$(11,625,147)	$(47,446,861)	$(11,712,996)

[3]	Options purchased are included in the net realized gain (loss) from investments – unaffiliated and net change in unrealized appreciation/depreciation on investments – unaffiliated.

80	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

For the year ended September 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Financial futures contracts:
Average number of contracts purchased	2,289	–	1,764
Average number of contracts sold	5,559	1,937	1,226
Average notional value of contracts purchased	$640,230,760	–	$408,211,405
Average notional value of contracts sold	$1,012,516,726	$132,139,693	$161,712,352
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	19	17	10
Average number of contracts - US dollars sold	11	2	3
Average US dollar amounts purchased	$202,979,391	$594,885,250	$184,800,206
Average US dollar amounts sold	$97,774,864	$16,384,138	$41,048,290
Options:
Average number of option contracts purchased	7	2	1
Average number of option contracts written	4	1	–
Average notional value of option contracts purchased	$859,478,755	$164,338,386	$16,625,000
Average notional value of option contracts written	$475,909,680	$114,297,500	–
Average number of swaption contracts purchased	9	–	1
Average number of swaption contracts written	15	1	1
Average notional value of swaption contracts purchased	$323,383,456	–	$131,250,000
Average notional value of swaption contracts written	$532,325,000	$50,500,000	$121,250,000
Credit default swaps:
Average number of contracts - buy protection	4	10	11
Average number of contracts - sell protection	12	25	6
Average notional value - buy protection	$41,483,000	$41,333,000	$97,505,500
Average notional value - sell protection	$54,732,250	$278,326,250	$80,850,000
Interest rate swaps:
Average number of contracts - pays fixed rate	15	–	3
Average number of contracts - receives fixed rate	12	–	2
Average notional value - pays fixed rate	$367,822,305	–	$180,046,494
Average notional value - receives fixed rate	$375,526,111	–	$279,075,796
Total return swaps:
Average number of contracts	6	1	1
Average notional value	$56,363,500	$25,000,000	$10,010,500

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion – $2 Billion	0.450%
$2 Billion – $3 Billion	0.425%
Greater than $3 Billion	0.400%

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	Core Bond	High Yield Bond		Low Duration Bond
	Contractual	Contractual	Voluntary[3]	Contractual	Voluntary[3]
BlackRock	0.45%[1]	0.58%[1]	–	0.41%[1]	–
Institutional	0.56%[2]	0.70%[1]	0.67%	0.55%[1]	0.45%
Service	0.93%[1]	1.02%[1]	–	0.85%[1]	–
Investor A	0.89%[1]	0.92%[2]	–	0.81%[2]	–
Investor A1	N/A	N/A	N/A	–	0.64%
Investor B	1.73%[1]	– [4]	–	1.62%[1]	–
Investor B1	N/A	1.46%[2]	–	N/A	N/A
Investor B2	N/A	N/A	N/A	N/A	N/A
Investor B3	N/A	N/A	N/A	–	–
Investor C	1.66%[1]	1.72%[2]	–	1.53%[2]	–
Investor C1	N/A	1.56%[2]	–	N/A	N/A
Investor C2	N/A	N/A	N/A	–	0.97%
Investor C3	N/A	N/A	N/A	–	–
Class R	1.17%[1]	–	1.28%	1.65%[1]	–
[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2013 unless approved by the Board, including a majority of the independent Trustees.
[2]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014 unless approved by the Board, including a majority of the independent Trustees.
[3]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.
[4]	Prior to January 31, 2012, Investor B Shares had a contractual expense limitation of 1.87%.

These amounts are included in fees waived by Manager and shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	81

Notes to Financial Statements (continued)

For the year ended September 30, 2012, the amounts included in fees waived by Manager were as follows:

Core Bond	$3,511,904
High Yield Bond	$5,099
Low Duration Bond	$3,352,926

Class specific expense waivers or reimbursements are as follows:

	Administration Fees Waived
Share Classes	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$160,386	$10,224	$76,851
Institutional	206,029	12,965	148,424
Service	29,327	1,715	7,330
Investor A	49,067	281,184	111,755
Investor A1	–	–	5,560
Investor B	640	–	659
Investor B1	–	6,003	–
Investor C	–	34,254	59,374
Investor C1	–	8,421	–
Investor C2	–	–	26
Class R	103	5,464	–
Total	$445,552	$360,230	$409,979

	Transfer Agent Fees Waived
Share Classes	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$2,301	$97	$1,626
Institutional	26,668	1,712	4,345
Service	18,947	7	–
Investor A	3,412	85,347	8,382
Investor A1	–	–	419
Investor B	144	–	326
Investor B1	–	1,253	–
Investor C	–	2,208	3,333
Investor C1	–	950	–
Class R	20	642	–
Total	$51,492	$92,216	$18,431

	Transfer Agent Fees Reimbursed
Share Classes	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$53,211	$1,016	$12,832
Institutional	480,670	12,020	458,911
Service	27,873	3,193	43
Investor A	10,805	1,679,078	56,235
Investor A1	–	–	3,509
Investor B	843	–	3,304
Investor B1	–	17,607	–
Investor C	–	11,848	83,837
Investor C1	–	21,914	–
Class R	155	8,929	–
Total	$573,557	$1,755,605	$618,671

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended September 30, 2012, the amounts waived/reimbursed were as follows:

Core Bond	$9,461
High Yield Bond	$274,491
Low Duration Bond	$18,133

BlackRock provides investment management and other services to the US and Luxembourg Subsidiaries. BlackRock does not receive separate compensation from the US and Luxembourg Subsidiaries for providing investment management or administrative services. However, the High Yield Bond pays BlackRock based on the Fund’s net assets which includes the assets of US and Luxembourg Subsidiaries.

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2012, the Manager recouped the following waivers previously recorded by the Funds:

Share Classes	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	–	$93,484	–
Institutional	$12,560	48,311	–
Service	–	85,094	$1,700
Investor A	22,404	–	4,799
Investor B	17	–	219
Investor B1	–	505	–
Investor C	4	32,054	–
Investor C1	–	22,916	–
Class R	11	–	–
Total	$34,996	$282,364	$6,718

82	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

On September 30, 2012, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2013	2014
Core Bond	$3,897,145	$4,582,505
High Yield Bond	$1,029,388	$2,171,419
Low Duration Bond	$3,195,617	$3,800,994

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2012:

Core Bond	$3,687,043
High Yield Bond	$49,846
Low Duration Bond	$2,813,504

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor A1	0.10%	–
Investor B	0.25%	0.75%
Investor B1	0.25%	0.50%
Investor B3	0.25%	0.65%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%
Investor C2	0.10%	0.30%
Investor C3	0.25%	0.65%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R shareholders.

For the year ended September 30, 2012, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

Share Classes	Core Bond	High Yield Bond	Low Duration Bond
Service	$644,070	$646,285	$746,494
Investor A	1,489,992	6,575,445	1,302,352
Investor A1	–	–	23,117
Investor B	72,233	85,841	40,840
Investor B1	–	190,308	–
Investor B3	–	–	83,323
Investor C	1,974,244	4,038,797	2,519,156
Investor C1	–	823,536	–
Investor C2	–	–	59,544
Investor C3	–	–	339,773
Class R	3,091	125,966	31,533
Total	$4,183,630	$12,486,178	$5,146,132

For the year ended September 30, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Core Bond	$144,903
High Yield Bond	$287,427
Low Duration Bond	$98,388

For the year ended September 30, 2012, affiliates received CDSCs as follows:

Share Classes	Core Bond	High Yield Bond	Low Duration Bond
Investor A	$29,443	$88,750	$23,834
Investor B	$9,364	$5,985	$3,461
Investor B1	N/A	$2,877	N/A
Investor B3	N/A	N/A	$2,086
Investor C	$51,132	$75,525	$63,789
Investor C1	N/A	$1,233	N/A
Investor C2	N/A	N/A	$1
Investor C3	N/A	N/A	$126

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2012, the Funds paid the following to the affiliates in return for these services, which are included in transfer agent – class specific in the Statements of Operations:

Core Bond	$1,041,076
High Yield Bond	$680,400
Low Duration Bond	$348,040

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2012, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

Share Classes	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$2,349	$2,849	$1,633
Institutional	28,010	102,129	4,345
Service	22,708	3,574	2,048
Investor A	13,013	85,556	9,053
Investor A1	–	–	446
Investor B	272	581	393
Investor B1	–	1,316	–
Investor B3	–	–	403
Investor C	2,347	13,988	3,906
Investor C1	–	4,614	–
Investor C2	–	–	183
Investor C3	–	–	666
Class R	47	979	141
Total	$68,746	$215,586	$23,217

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	83

Notes to Financial Statements (continued)

For the year ended September 30, 2012, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

Share Classes	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$55,570	$122,494	$14,886
Institutional	2,113,970	2,891,683	725,820
Service	499,484	364,304	434,820
Investor A	1,013,265	5,984,039	827,019
Investor A1	–	–	33,570
Investor B	14,766	19,058	10,400
Investor B1	–	67,756	–
Investor B3	–	–	26,416
Investor C	272,082	772,342	385,179
Investor C1	–	212,523	–
Investor C2	–	–	15,616
Investor C3	–	–	99,817
Class R	1,453	76,034	20,183
Total	$3,970,590	$10,510,233	$2,593,726

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the year ended September 30, 2012, the Funds paid the following to the Manager in return for these services, which are included in administration, administration – class specific and administration fees waived – class specific in the Statements of Operations:

Core Bond	$1,643,756
High Yield Bond	$3,649,305
Low Duration Bond	$1,070,921

For the year ended September 30, 2012, the following table shows the administration fees – class specific borne directly by each class of each Fund:

Share Classes	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$160,640	$163,001	$76,851
Institutional	224,258	288,518	148,424
Service	64,407	64,629	74,649
Investor A	139,399	281,509	128,092
Investor A1	–	–	5,779
Investor B	1,806	2,148	1,022
Investor B1	–	6,344	–
Investor B2	–	–	–

Share Classes	Core Bond	High Yield Bond	Low Duration Bond
Investor B3	–	–	2,315
Investor C	49,356	100,970	62,979
Investor C1	–	25,735	–
Investor C2	–	–	3,722
Investor C3	–	–	9,438
Class R	154	6,298	1,576
Total	$640,020	$939,152	$514,847

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Funds is shown as securities lending – affiliated in the Statements of Operations. For the year ended September 30, 2012, BIM did not earn any securities lending agent fees.

During the year ended September 30, 2012, Core Bond received $305 from an affiliate, which is included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended September 30, 2012, were as follows:

	Purchases	Sales
Core Bond	$27,557,600,510	$27,413,178,075
High Yield Bond	$8,145,484,817	$4,566,070,734
Low Duration Bond	$4,675,219,673	$3,925,404,637

84	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

Purchases and sales of US government securities for the year ended September 30, 2012, were as follows:

	Purchases	Sales
Core Bond	$17,514,611,445	$17,679,454,567
Low Duration Bond	$1,588,469,355	$1,432,885,098

Purchases and sales of mortgage dollar rolls for the year ended September 30, 2012, were as follows:

	Purchases	Sales
Core Bond	$22,512,723,587	$22,516,297,828
Low Duration Bond	$835,627,830	$837,596,772

Transactions in options written for the year ended September 30, 2012, were as follows:

	Core Bond
	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	1,142	551,550	$18,112,901	–	746,210	$19,401,307
Options written	7,049	857,135	18,347,828	8,312	1,703,832	34,927,124
Options expired	(3,719)	(402,085)	(5,165,824)	(3,948)	(755,110)	(9,604,390)
Options closed	(2,333)	(751,700)	(23,997,146)	(4,364)	(1,372,832)	(35,831,521)
Outstanding options, end of year	2,139	254,900	$7,297,759	–	322,100	$8,892,520

	High Yield Bond
	Calls		Puts
	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	101,000	$3,276,100	21,526	101,000	$6,977,713
Options written	101,000	3,888,500	131,215	130,205	13,328,807
Options expired	–	–	(34,450)	(29,205)	(3,088,054)
Options closed	(202,000)	(7,164,600)	(118,291)	(202,000)	(17,218,466)
Outstanding options, end of year	–	–	–	–	–

	Low Duration Bond
	Calls		Puts
	Notional (000)	Premiums Received	Notional (000)	Premiums Received
Outstanding options, beginning of year	–	–	27,900	$108,810
Options written	110,000	$770,000	375,000	2,651,250
Options expired	–	–	(7,100)	(27,690)
Options closed	–	–	(285,800)	(1,335,370)
Outstanding options, end of year	110,000	$770,000	110,000	$1,397,000

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2012 attributable to the accounting for swap agreements, distributions paid in excess of taxable income, amortization methods on fixed income securities, the classification of settlement proceeds, the expiration of capital loss carryforwards and foreign currency transactions were reclassified to the following accounts:

	Core Bond	High Yield Bond	Low Duration Bond
Paid-in Capital	$(26,212,578)	$(7,480,996)	–
Undistributed (distribution in excess of) net investment income	$26,873,840	$73,516,359	$4,617,087
Accumulated net realized loss	$(661,262)	$(66,035,363)	$(4,617,087)

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Ordinary Income
9/30/2012	$106,493,339	$451,831,468	$49,210,807
9/30/2011	$99,757,971	$256,091,607	$47,771,162

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	85

Notes to Financial Statements (continued)

As of September 30, 2012, the tax components of accumulated net losses were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Undistributed ordinary income	–	$38,140,697	$2,752,539
Capital loss carryforwards	$(120,034,245)	(331,503,256)	(114,035,370)
Net unrealized gains[1]	111,826,737	224,140,682	37,172,736
Qualified late-year losses[2]	(14,801,572)	(2,113,791)	–
Total	$(23,009,080)	$(71,335,668)	$(74,110,095)

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, the classification of investments, investments in wholly owned subsidiaries and the accounting for swap agreements.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending September 30, 2013.

As of September 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Core Bond	High Yield Bond	Low Duration Bond
2013	–	$10,436,405	$8,434,425
2014	–	11,471,371	23,592,216
2015	–	21,774,534	14,223,477
2016	–	13,268,341	1,475,016
2017	$36,234,943	177,130,967	41,571,660
2018	79,322,289	92,528,020	24,738,576
2019	4,477,013	–	–
No expiration date[3]	–	4,893,618	–
Total	$120,034,245	$331,503,256	$114,035,370

[3]	Must be utilized prior to losses subject to expiration.

During the year ended September 30, 2012, Core Bond and Low Duration Bond utilized $46,807,766 and $16,622,710, respectively, of their capital loss carryforward.

As of September 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Tax cost	$6,081,136,831	$9,304,618,513	$3,226,566,398
Gross unrealized appreciation	$149,570,347	$445,666,283	$48,789,960
Gross unrealized depreciation	(15,190,483)	(228,040,087)	(9,898,609)
Net unrealized appreciation	$134,379,864	$217,626,196	$38,891,351

6. Borrowings:

For the year ended September 30, 2012, the average amount of transactions considered as borrowings and the daily weighted average interest rates from treasury rolls and reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Core Bond	$548,998,052	0.11%
Low Duration Bond	$211,438,294	0.17%

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2012 and was subsequently renewed until November 2013. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the year ended September 30, 2012.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

86	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
Core Bond	Shares	Amount	Shares	Amount
BlackRock
Shares issued in the reorganization[1]	–	–	12,487,320	$117,156,039
Shares sold	4,274,356	$40,618,000	20,070,260	188,475,785
Shares issued in reinvestment of dividends	2,379,356	22,774,981	4,059,988	38,129,043
Shares redeemed	(28,872,739)	(276,158,533)	(60,950,365)	(574,482,615)
Net decrease	(22,219,027)	$(212,765,552)	(24,332,797)	$(230,721,748)

Institutional
Shares issued in the reorganization[1]	–	–	79,021,772	$739,462,031
Shares sold	43,615,077	$415,568,720	30,835,761	288,919,448
Shares issued in reinvestment of dividends	3,264,218	31,200,992	2,814,192	26,372,122
Shares redeemed	(55,812,564)	(532,532,132)	(37,262,530)	(349,714,562)
Net increase (decrease)	(8,933,269)	$(85,762,420)	75,409,195	$705,039,039

Service
Shares issued in the reorganization[1]	–	–	30,084,979	$281,679,646
Shares sold	2,327,111	$22,130,267	1,229,008	11,527,814
Shares issued in reinvestment of dividends	812,546	7,762,354	341,567	3,210,928
Shares redeemed	(8,295,597)	(78,984,283)	(6,088,376)	(57,309,603)
Net increase (decrease)	(5,155,940)	$(49,091,662)	25,567,178	$239,108,785

Investor A
Shares issued in the reorganization[1]	–	–	11,222,189	$105,151,907
Shares sold and automatic conversion of shares	18,707,070	$178,297,490	28,895,302	271,066,351
Shares issued in reinvestment of dividends	1,785,293	17,096,835	1,207,552	11,335,748
Shares redeemed	(13,817,611)	(131,908,759)	(12,106,254)	(113,809,684)
Net increase	6,674,752	$63,485,566	29,218,789	$273,744,322

Investor B
Shares issued in the reorganization[1]	–	–	268,356	$2,512,856
Shares sold	196,292	$1,866,508	152,169	1,429,386
Shares issued in reinvestment of dividends	14,844	141,814	23,400	219,378
Shares redeemed and automatic conversion of shares	(529,515)	(5,045,403)	(578,641)	(5,432,388)
Net decrease	(318,379)	$(3,037,081)	(134,716)	$(1,270,768)

Investor C
Shares issued in the reorganization[1]	–	–	6,469,239	$60,354,762
Shares sold	6,581,493	$62,464,443	4,233,248	39,706,997
Shares issued in reinvestment of dividends	416,048	3,965,426	390,864	3,651,034
Shares redeemed	(5,672,401)	(53,941,192)	(5,235,767)	(48,841,816)
Net increase	1,325,140	$12,488,677	5,857,584	$54,870,977

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	87

Notes to Financial Statements (continued)

–	Year Ended September 30, 2012		Year Ended September 30, 2011
Core Bond (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	101,950	$983,642	12,168	$113,649
Shares issued in reinvestment of dividends	1,578	15,152	1,512	14,187
Shares redeemed	(52,307)	(502,965)	(8,144)	(75,987)
Net increase	51,221	$495,829	5,536	$51,849
Total Net Increase (Decrease)	(28,575,502)	$(274,186,643)	111,590,769	$1,040,822,456

High Yield Bond
BlackRock
Shares sold	54,278,897	$411,556,403	47,227,837	$363,870,096
Shares issued in reinvestment of dividends	6,142,041	47,079,081	6,882,445	52,912,956
Shares redeemed	(44,690,004)	(335,830,785)	(53,957,676)	(419,863,611)
Net increase (decrease)	15,730,934	$122,804,699	152,606	$(3,080,559)

Institutional
Shares issued in the reorganization[1]		–	44,782,781	$330,913,404
Shares sold	345,596,448	$2,652,659,264	184,864,192	1,426,194,189
Shares issued in reinvestment of dividends	12,865,701	98,901,839	6,340,571	48,502,823
Shares redeemed	(138,692,529)	(1,050,432,629)	(52,140,991)	(399,039,210)
Net increase	219,769,620	$1,701,128,474	183,846,553	$1,406,571,206

Service
Shares sold	24,753,403	$189,038,291	21,488,398	$166,275,219
Shares issued in reinvestment of dividends	1,966,071	15,088,166	1,688,187	12,972,966
Shares redeemed	(15,772,931)	(121,004,327)	(18,908,513)	(143,546,523)
Net increase	10,946,543	$83,122,130	4,268,072	$35,701,662

Investor A
Shares issued in the reorganization[1]	–	–	53,050,914	$391,998,506
Shares sold and automatic conversion of shares	271,859,305	$2,080,110,872	145,894,134	1,126,195,495
Shares issued in reinvestment of dividends	18,893,586	145,072,880	9,263,673	70,949,620
Shares redeemed	(122,259,337)	(928,434,604)	(57,469,893)	(439,939,074)
Net increase	168,493,554	$1,296,749,148	150,738,828	$1,149,204,547

Investor B
Shares sold	303,843	$2,324,744	280,620	$2,159,896
Shares issued in reinvestment of dividends	49,032	374,347	72,352	555,918
Shares redeemed and automatic conversion of shares	(753,973)	(5,736,918)	(1,090,299)	(8,396,584)
Net decrease	(401,098)	$(3,037,827)	(737,327)	$(5,680,770)

Investor B1
Shares issued in the reorganization[1]	–	–	3,404,591	$25,160,272
Shares sold	34,470	$261,015	12,100	95,007
Shares issued in reinvestment of dividends	93,659	713,745	49,015	373,922
Shares redeemed	(2,090,342)	(15,824,605)	(1,055,763)	(8,118,835)
Net increase (decrease)	(1,962,213)	$(14,849,845)	2,409,943	$17,510,366

88	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

	Year Ended September 30, 2012		Year Ended September 30, 2011
High Yield Bond (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares issued in the reorganization[1]	–	–	10,591,938	$78,341,156
Shares sold	29,704,979	$227,482,867	21,487,286	165,522,004
Shares issued in reinvestment of dividends	2,364,823	18,162,350	1,124,317	8,605,443
Shares redeemed	(13,207,188)	(100,674,598)	(8,630,100)	(66,006,548)
Net increase	18,862,614	$144,970,619	24,573,441	$186,462,055

Investor C1
Shares issued in the reorganization[1]	–	–	11,544,664	$85,438,592
Shares sold	101,281	$777,174	108,685	843,092
Shares issued in reinvestment of dividends	479,718	3,671,005	142,351	1,082,575
Shares redeemed	(2,587,847)	(19,666,056)	(674,930)	(5,108,703)
Net increase (decrease)	(2,006,848)	$(15,217,877)	11,120,770	$82,255,556

Class R
Shares sold	2,626,141	$20,133,459	1,636,973	$12,615,783
Shares issued in reinvestment of dividends	198,057	1,517,614	172,904	1,327,384
Shares redeemed	(1,566,131)	(11,955,988)	(1,735,005)	(13,443,758)
Net increase	1,258,067	$9,695,085	74,872	$499,409
Total Net Increase	430,691,173	$3,325,364,606	376,447,758	$2,869,443,472

Low Duration Bond
BlackRock
Shares sold	18,752,243	$181,815,974	18,308,922	$176,970,891
Shares issued in reinvestment of dividends	819,049	7,936,388	987,222	9,550,827
Shares redeemed	(17,347,702)	(168,495,281)	(19,774,276)	(191,677,136)
Net increase (decrease)	2,223,590	$21,257,081	(478,132)	$(5,155,418)

Institutional
Shares issued in the reorganization[1]	–	–	14,616,155	$141,940,405
Shares sold	40,799,888	$395,593,491	41,442,345	401,853,669
Shares issued in reinvestment of dividends	1,330,519	12,885,393	867,981	8,398,526
Shares redeemed	(28,157,215)	(272,355,683)	(24,904,504)	(241,185,219)
Net increase	13,973,192	$136,123,201	32,021,977	$311,007,381

Service
Shares sold	1,711,963	$16,534,758	16,097,408	$155,765,725
Shares issued in reinvestment of dividends	686,010	6,643,585	1,508,652	14,608,821
Shares redeemed	(10,064,504)	(97,394,582)	(54,718,200)	(530,906,049)
Net decrease	(7,666,531)	$(74,216,239)	(37,112,140)	$(360,531,503)

Investor A
Shares issued in the reorganization[1]	–	–	12,200,077	$118,416,386
Share converted in the reorganization[1]	–	–	551,178	5,349,841
Shares sold and automatic conversion of shares	20,356,735	$196,756,237	32,399,235	314,012,971
Shares issued in reinvestment of dividends	1,095,213	10,610,926	561,897	5,430,198
Shares redeemed	(17,115,466)	(165,505,007)	(14,121,139)	(136,331,219)
Net increase	4,336,482	$41,862,156	31,591,248	$306,878,177

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	89

Notes to Financial Statements (continued)

	Year Ended September 30, 2012		Year Ended September 30, 2011
Low Duration Bond (continued)	Shares	Amount	Shares	Amount
Investor A1
Share converted in the reorganization[1]	–	–	247,122	$2,401,110
Shares sold and automatic conversion of shares	124,796	$1,212,072	214,305	2,078,456
Shares issued in reinvestment of dividends	39,963	387,482	45,938	445,046
Shares redeemed	(377,750)	(3,649,772)	(544,784)	(5,280,085)
Net decrease	(212,991)	$(2,050,218)	(37,419)	$(355,473)

Investor B
Shares sold	181,437	$1,751,086	263,913	$2,557,993
Shares issued in reinvestment of dividends	5,612	54,358	5,948	57,601
Shares redeemed and automatic conversion of shares	(263,280)	(2,546,580)	(321,744)	(3,115,097)
Net decrease	(76,231)	$(741,136)	(51,883)	$(499,503)

Investor B1
Shares sold and automatic conversion of shares			185	$1,800
Shares issued in reinvestment of dividends			783	7,589
Share converted in the reorganization[1]			(50,298)	(488,194)
Shares redeemed			(7,040)	(68,327)
Net decrease			(56,370)	$(547,132)

Investor B2
Shares sold and automatic conversion of shares			5,162	$49,171
Shares issued in reinvestment of dividends			4,760	46,131
Share converted in the reorganization[1]			(247,376)	(2,401,110)
Shares redeemed			(128,592)	(1,245,856)
Net decrease			(366,046)	$(3,551,664)

			Period July 18, 2011[2] to September 30, 2011
			Shares	Amount
Investor B3
Shares issued in the reorganization[1]	–	–	1,686,983	$16,385,661
Shares sold and automatic conversion of shares	15,540	$150,895	3,750	36,357
Shares issued in reinvestment of dividends	8,152	78,960	2,778	26,737
Shares redeemed	(739,195)	(7,152,558)	(352,568)	(3,399,845)
Net increase (decrease)	(715,503)	$(6,922,703)	1,340,943	$13,048,910

			Year Ended September 30, 2011
			Shares	Amount
Investor C
Shares issued in the reorganization[1]	–	–	10,015,482	$97,193,245
Shares sold	10,940,079	$105,828,860	10,794,874	104,435,270
Shares issued in reinvestment of dividends	331,698	3,212,449	204,510	1,976,824
Shares redeemed	(9,038,761)	(87,408,422)	(7,066,301)	(68,301,408)
Net increase	2,233,016	$21,632,887	13,948,565	$135,303,931

90	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (concluded)

	Year Ended September 30, 2012		Year Ended September 30, 2011
Low Duration Bond (concluded)	Shares	Amount	Shares	Amount
Investor C1
Shares sold and automatic conversion of shares			5,484	$51,675
Shares issued in reinvestment of dividends			6,434	62,372
Share converted in the reorganization[1]			(500,855)	(4,861,647)
Shares redeemed			(46,380)	(449,048)
Net decrease			(535,317)	$(5,196,648)

Investor C2
Shares sold	75	$723	100	$1,788
Shares issued in reinvestment of dividends	17,962	173,995	22,523	218,006
Shares redeemed	(223,668)	(2,169,684)	(279,747)	(2,698,317)
Net decrease	(205,631)	$(1,994,966)	(257,124)	$(2,478,523)

			Period July 18, 2011[2] to September 30, 2011
			Shares	Amount
Investor C3
Shares issued in the reorganization[1]	–	–	4,408,484	$42,781,251
Shares sold and automatic conversion of shares	67,551	$654,751	8,112	78,288
Shares issued in reinvestment of dividends	32,548	315,013	7,786	74,897
Shares redeemed	(716,087)	(6,926,706)	(204,603)	(1,975,974)
Net increase (decrease)	(615,988)	$(5,956,942)	4,219,779	$40,958,462

Class R
Shares issued in the reorganization[1]	–	–	618,684	$6,005,069
Shares sold and automatic conversion of shares	245,475	$2,374,357	28,660	276,711
Shares issued in reinvestment of dividends	11,758	113,921	2,364	22,741
Shares redeemed	(182,967)	(1,773,079)	(54,653)	(526,652)
Net increase	74,266	$715,199	595,055	$5,777,869
Total Net Increase	13,347,671	$129,708,320	44,823,136	$434,658,866

1 See Note 1 regarding the reorganization.

2 Commencement of operations.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees BlackRock Funds II and Shareholders of BlackRock Core Bond Portfolio, BlackRock Low Duration Bond Portfolio and BlackRock High Yield Bond Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Core Bond Portfolio and BlackRock Low Duration Bond Portfolio as of September 30, 2012, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the BlackRock High Yield Bond Portfolio (collectively with BlackRock Core Bond Portfolio and BlackRock Low Duration Bond Portfolio, the “Funds”), each a series of BlackRock Funds II, as of September 30, 2012, the related consolidated statements of operations and changes in net assets for the year then ended, the statement of changes in net assets for year ended September 30, 2011, the consolidated financial highlights for the year ended September 30, 2012, and the financial highlights for each of the other periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 21, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by the Funds for the fiscal year ended September 30, 2012:

Interest Related Dividends for Non-U.S. Residents[1]
	Month Paid:
	October 2011 – January 2012	February 2012 – September 2012
Core Bond	100.00%	100.00%
High Yield Bond	100.00%	81.78%
Low Duration Bond	88.08%	100.00%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Federal Obligation Interest[2]
Core Bond	9.74%
Low Duration Bond	4.95%

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

92	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Core Bond Portfolio (the “Core Bond Portfolio”), BlackRock High Yield Bond Portfolio (the “High Yield Portfolio”) and BlackRock Low Duration Bond Portfolio (the “Low Duration Portfolio”) and (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Funds II (the “Trust”), met on April 10, 2012 and May 8-9, 2012 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in each funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 10, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	93

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on April 10, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 10, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 8-9, 2012 Board meeting.

At an in-person meeting held on May 8-9, 2012, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance,

BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 10, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the Core Bond Portfolio ranked in the fourth, second and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Core Bond Portfolio’s underperformance during the one- and five-year periods compared with its Peers. The Board was informed that, among other things, the Core Bond Portfolio maintained a shorter duration bias and underweight Treasuries relative to its peer universe throughout most of the one-year period. While this duration stance was beneficial in the earlier half of the period, the overall impact on performance for the one-year

94	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

period was negative as interest rates declined to historically low levels in the latter half due to fears of a global economic slowdown and persistent sovereign debt problems in Europe. For the five-year period the Core Bond Portfolio’s underperformance was primarily due to the significant exposure to non-government debt during the financial crisis in 2008. Most notably the Core Bond Portfolio’s allocation to non-agency mortgages, commercial mortgage-backed securities and asset-backed securities which all dramatically underperformed Treasuries that year.

The Board and BlackRock discussed BlackRock’s strategy for improving the Core Bond Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Core Bond Portfolio’s portfolio managers and to improve Core Bond Portfolio’s performance.

The Board noted that the High Yield Portfolio ranked in the third, first, and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the High Yield Portfolio’s underperformance during the one-year period and will monitor closely the High Yield Portfolio’s performance in the coming year.

The Board noted that the Low Duration Portfolio ranked in the first, first, and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered

BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Core Bond Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Core Bond Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Core Bond Portfolio’s actual total expense ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was reasonable relative to the median actual total expense ratio paid by the Core Bond Portfolio’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board further noted that the Core Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Core Bond Portfolio increases above certain contractually specified levels. In addition, the Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Core Bond Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the High Yield Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the High Yield Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the High Yield Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the High Yield Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the High Yield Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Low Duration Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Low Duration Portfolio’s Peers, in each case before taking

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	95

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

into account any expense reimbursements or fee waivers. The Board also noted, however, that the Low Duration Portfolio’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual management fee ratio paid by the Low Duration Portfolio’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board further noted that the Low Duration Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Low Duration Portfolio increases above certain contractually specified levels. In addition, the Board noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Low Duration Portfolio’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

96	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 82 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals Inc.
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 82 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Knology, Inc. (telecommu- nications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide LLC (risk management) since 2007; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) since 2004 to 2010.	29 RICs consisting of 82 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 82 Portfolios	None

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	97

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 82 Portfolios	None

[1] Each Independent Trustee holds office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[2] Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 82 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[3]    Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-ended funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

98	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resources Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the Funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust serve at the pleasure of the Board of Trustees.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Effective May 8, 2012, Ira P. Shapiro resigned as Secretary of the Trust and Benjamin Archibald became Secretary of the Trust.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	99

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investment

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

100	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	101

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Managed Volatility Portfolio†

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio BlackRock Total Return Fund BlackRock US Government Bond Portfolio BlackRock US Mortgage Portfolio BlackRock World Income Fund

Municipal Fixed Income Funds
BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	LifePath Active Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

102	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

TAXABLE3-9/12-AR

September 30, 2012

Annual Report

BlackRock Funds II

▶ BlackRock Conservative Prepared Portfolio

▶ BlackRock Moderate Prepared Portfolio

▶ BlackRock Growth Prepared Portfolio

▶ BlackRock Aggressive Growth Prepared Portfolio

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Dear Shareholder

Late in the summer of 2011, financial markets were upended by sovereign debt turmoil in the United States and Europe as well as growing concerns about the future of the global economy. Investor confidence had crumbled. However, the fourth quarter of 2011 brought improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis, gradually drawing investors back to the markets. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the eurozone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to investor sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Although global economic data continued to be mixed, the spate of downside surprises seen in the second quarter had receded and, outside of Europe, the risk of recession largely subsided. Additionally, in response to growing debt pressures, the European Central Bank allayed investors’ fears by stating its conviction to hold the eurozone together. Early in September, the European Central Bank announced a plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long-awaited - and surprisingly aggressive – stimulus program, committing to purchase $40 billion of agency mortgage-backed securities per month until the US economy exhibits enough strength to sustain real growth and improving labor market conditions. These central bank actions boosted risk assets globally as investors increased their risk appetites in their search for higher returns.

All asset classes performed well for the 12-month period ended September 30, 2012, with particularly strong returns from US stocks and high yield bonds. For the six-month period ended September 30, 2012, fixed income investments outperformed equities. US Treasury bonds posted exceptional gains by historical standards and outperformed investment-grade corporate bonds and tax-exempt municipals. High yield bonds also generated solid returns. US stocks finished the six-month period with modest gains, while international and emerging market stocks lagged other asset classes amid ongoing uncertainty. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The financial world is more uncertain than ever, but there are new avenues of opportunity – new ways to invest and new markets in which to invest. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“The financial world is more uncertain than ever, but there are new avenues of opportunity.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	3.43%	30.20%
US small cap equities (Russell 2000® Index)	1.60	31.91
International equities (MSCI Europe, Australasia, Far East Index)	(0.70)	13.75
Emerging market equities (MSCI Emerging Markets Index)	(1.84)	16.93
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.07
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	6.78	5.66
US investment grade bonds (Barclays US Aggregate Bond Index)	3.68	5.16
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.50	8.84
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.40	19.35

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Funds’ Summary as of September 30, 2012	BlackRock Prepared Portfolios

Portfolio Management Commentary

How did the Funds perform?

Conservative Prepared

—

For the 12-month period ended September 30, 2012, the Fund outperformed both its reference benchmark (Barclays US Aggregate Bond Index (60%)/Russell 3000® Index (32%)/MSCI EAFE Index (8%)) and the fixed income benchmark, the Barclays US Aggregate Bond Index.

Moderate Prepared

—

For the 12-month period ended September 30, 2012, the Fund’s Institutional, Investor A and Class R Shares outperformed its reference benchmark (Barclays US Aggregate Bond Index (40%)/Russell 3000® Index (48%)/MSCI EAFE Index (12%)), while Investor C Shares underperformed the reference benchmark. All of the Fund’s share classes underperformed the broad-market S&P 500® Index.

Growth Prepared

—

For the 12-month period ended September 30, 2012, the Fund underperformed both its reference benchmark (Barclays US Aggregate Bond Index (20%)/Russell 3000® Index (64%)/MSCI EAFE Index (16%)) and the broad-market S&P 500® Index.

Aggressive Growth Prepared

—

For the 12-month period ended September 30, 2012, the Fund underperformed both its reference benchmark (Russell 3000® Index (80%)/MSCI EAFE Index (20%)) and the broad-market S&P 500® Index. The following discussion of each Fund’s relative performance pertains to its respective reference benchmark.

What factors influenced performance?

—

At a broad asset allocation level, the Funds with larger allocations to equity outperformed those Funds with smaller allocations, as equity markets outperformed fixed income over the 12-month period. However, the Funds’ fixed income allocation outperformed the Barclays US Aggregate Bond Index, while the equity allocation broadly underperformed the equity components of each Fund’s reference benchmark.

—

With the exception of Aggressive Growth Prepared, which does not have a fixed income component, the Funds benefited from their investment in Master Total Return Portfolio (“Total Return”). Exposure to securitized assets, including commercial mortgage-backed securities (“CMBS”) and non-agency residential mortgage-backed securities (“MBS”), was the most significant driver of outperformance in Total Return. Allocations to high yield and investment grade credit also contributed to Total Return’s performance, as did security selection within industrials, active trading in the agency MBS space and tactical exposures to sovereign debt and credit names in Europe. Also having a positive impact within the Funds’ fixed income allocation was an out-of-benchmark allocation to BlackRock High Yield Bond Portfolio. High yield as an asset class outperformed broader fixed income markets during the period due to strong demand from investors seeking yield in a low interest rate environment.

—

In equities, the Funds’ investments in BlackRock Equity Dividend Fund (“Equity Dividend”) and BlackRock Capital Appreciation Fund, Inc. (“Capital Appreciation”) both generated positive double-digit returns for the 12-month period, but underperformed their respective benchmarks. Equity Dividend’s portfolio of higher-quality, dividend-paying stocks lagged the broader equity market rally as risk-seeking investors favored lower-quality stocks during the period. However, from a long-term perspective, Equity Dividend continues to exhibit strong performance relative to its benchmark, the Russell 1000® Value Index. Capital Appreciation underperformed its benchmark, the Russell 1000® Growth Index, primarily due to poor stock selection in key sectors including information technology (“IT”) and consumer discretionary. Conversely, the Funds’ investment in Master Large Cap Growth Portfolio (“Large Cap Growth”) had a positive impact on performance as stock selection in materials, IT and consumer discretionary drove Large Cap Growth’s outperformance versus its benchmark, the Russell 1000® Growth Index.

Describe recent portfolio activity.

—

From an asset allocation perspective, with the exception of Aggressive Growth Prepared, the Funds reduced exposure to fixed income in favor of equity in the earlier part of the 12-month period. In the latter half of the period, the Funds moved from an overweight to a neutral weighting in equities relative to their respective reference benchmarks, while maintaining underweight exposure to fixed income and a small allocation to cash and cash equivalents.

—

Also during the 12-month period, the Funds added Master S&P 500 Index Series (“S&P Index”) to their equity holdings. This new position was offset by reduced exposure to actively managed US large cap equity investments. Exposure to S&P Index enhances the ability of each Fund to manage overall risk within its equity allocation. Additionally, the Funds’ equity allocation took a variety of sector and regional overweights/ underweights during the period. Within US equities, the Funds favored technology stocks on the basis of their strong fundamentals, including strong cash flows and reasonably priced valuations. In International equities, the Funds maintained an overweight to German stocks versus the broader MSCI EAFE Index. The Funds added to positions in emerging market equities, which, after a period of underperformance, once again offered attractive opportunities.

—

The Conservative, Moderate and Growth Prepared Portfolios continued to maintain exposure to core fixed income through their investment in Total Return. During the period, Total Return tactically managed its corporate credit exposure, cautiously seeking to take advantage of relative value opportunities in industrials and financials. However, following good performance in corporate credit early in 2012, Total Return began reducing exposure to the sector while adding to its securitized credit allocation. Total Return added exposure to CMBS and auto loan ABS and reduced its allocation to agency MBS. Total Return also added a small position in Italian sovereign debt during the period.

Describe Funds positioning at period end.

—

At period end, the Funds that invest in both equity and fixed income held a neutral weighting in equities relative to their respective reference benchmarks and a moderate underweight in fixed income due to an out-of-benchmark allocation to cash and cash equivalents. The fixed income allocation was underweight in core fixed income due to an out-of-benchmark allocation to high yield debt. With respect to equities, all of the Funds were overweight in US stocks and underweight in international developed markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Fund Summary as of September 30, 2012	BlackRock Conservative Prepared Portfolio

Investment Objective

BlackRock Conservative Prepared Portfolio’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on income.

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]    The Fund, which is a fund of funds, normally invests 40% of its assets in underlying funds that invest primarily in equity securities and 60% of its assets in underlying funds that invest primarily in fixed income securities.

[3]     The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays US Aggregate Bond Index (60%), Russell 3000® Index (32%) and MSCI EAFE Index (8%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

[4]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.
[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2012

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.67%	15.66%	N/A	4.40%	N/A	5.08%	N/A
Investor A	3.41	15.19	9.12%	3.96	2.86%	4.66	3.69%
Investor C	3.15	14.40	13.40	3.23	3.23	3.91	3.91
Class R	3.43	14.94	N/A	3.74	N/A	4.43	N/A
Barclays US Aggregate Bond Index (60%)/Russell 3000® Index (32%)/MSCI EAFE Index (8%)	3.22	13.70	N/A	4.40	N/A	4.85	N/A
Barclays US Aggregate Bond Index	3.68	5.16	N/A	6.53	N/A	6.23	N/A
[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,036.70	$2.09	$1,000.00	$1,022.95	$2.07	0.41%
Investor A	$1,000.00	$1,034.10	$4.12	$1,000.00	$1,020.95	$4.09	0.81%
Investor C	$1,000.00	$1,031.50	$7.77	$1,000.00	$1,017.35	$7.72	1.53%
Class R	$1,000.00	$1,034.30	$5.19	$1,000.00	$1,019.90	$5.15	1.02%
[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense example reflects the expenses of both the Fund and the Master Portfolios in which it invests. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	5

Fund Summary as of September 30, 2012	BlackRock Moderate Prepared Portfolio

Investment Objective

BlackRock Moderate Prepared Portfolio’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on capital appreciation.

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]    The Fund, which is a fund of funds, normally invests 60% of its assets in underlying funds that invest primarily in equity securities and 40% of its assets in underlying funds that invest primarily in fixed income securities.

[3]     The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays US Aggregate Bond Index (40%), Russell 3000® Index (48%) and MSCI EAFE Index (12%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2012

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.91%	18.90%	N/A	3.02%	N/A	4.33%	N/A
Investor A	2.73	18.45	12.26%	2.64	1.54%	3.97	3.01%
Investor C	2.28	17.51	16.51	1.87	1.87	3.18	3.18
Class R	2.55	18.16	N/A	2.52	N/A	3.81	N/A
Barclays US Aggregate Bond Index (40%)/Russell 3000® Index (48%)/MSCI EAFE Index (12%)	2.92	18.04	N/A	3.10	N/A	3.94	N/A
S&P 500® Index	3.43	30.20	N/A	1.05	N/A	2.46	N/A
[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,029.10	$2.08	$1,000.00	$1,022.95	$2.07	0.41%
Investor A	$1,000.00	$1,027.30	$3.90	$1,000.00	$1,021.15	$3.89	0.77%
Investor C	$1,000.00	$1,022.80	$7.89	$1,000.00	$1,017.20	$7.87	1.56%
Class R	$1,000.00	$1,025.50	$4.61	$1,000.00	$1,020.45	$4.60	0.91%
[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense example reflects the expenses of both the Fund and the Master Portfolios in which it invests. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Fund Summary as of September 30, 2012	BlackRock Growth Prepared Portfolio

Investment Objective

BlackRock Growth Prepared Portfolio’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is also a consideration.

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]    The Fund, which is a fund of funds, normally invests 80% of its assets in underlying funds that invest primarily in equity securities and 20% of its assets in underlying funds that invest primarily in fixed income securities.

[3]     The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays US Aggregate Bond Index (20%), Russell 3000® Index (64%) and MSCI EAFE Index (16%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2012

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.60%	21.49%	N/A	1.56%	N/A	3.54%	N/A
Investor A	1.33	20.94	14.54%	1.18	0.09%	3.17	2.21%
Investor C	1.06	20.12	19.12	0.45	0.45	2.43	2.43
Class R	1.24	20.73	N/A	1.00	N/A	2.97	N/A
Barclays US Aggregate Bond Index (20%)/Russell 3000® Index (64%)/MSCI EAFE Index (16%)	2.58	22.41	N/A	1.64	N/A	2.88	N/A
S&P 500® Index	3.43	30.20	N/A	1.05	N/A	2.46	N/A
[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,016.00	$1.36	$1,000.00	$1,023.65	$1.37	0.27%
Investor A	$1,000.00	$1,013.30	$3.27	$1,000.00	$1,021.75	$3.29	0.65%
Investor C	$1,000.00	$1,010.60	$6.89	$1,000.00	$1,018.15	$6.91	1.37%
Class R	$1,000.00	$1,012.40	$4.13	$1,000.00	$1,020.90	$4.14	0.82%
[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense example reflects the expenses of both the Fund and the Master Portfolios in which it invests. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	7

Fund Summary as of September 30, 2012	BlackRock Aggressive Growth Prepared Portfolio

Investment Objective

BlackRock Aggressive Growth Prepared Portfolio’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is not a consideration.

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]    The Fund, which is a fund of funds, normally invests 100% of its assets in underlying funds that invest primarily in equity securities.

[3]  The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 3000® Index (80%) and MSCI EAFE Index (20%), recognized unmanaged indices of US stock and non-US stock market performance, respectively.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2012

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.77%	25.05%	N/A	(0.02)%	N/A	2.51%	N/A
Investor A	0.68	24.72	18.21%	(0.34)	(1.42)%	2.17	1.23%
Investor C	0.30	23.77	22.77	(1.09)	(1.09)	1.41	1.41
Class R	0.59	24.26	N/A	(0.51)	N/A	1.98	N/A
Russell 3000® Index (80%)/MSCI EAFE Index (20%)	2.19	26.82	N/A	0.03	N/A	1.68	N/A
S&P 500® Index	3.43	30.20	N/A	1.05	N/A	2.46	N/A
[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,007.70	$1.36	$1,000.00	$1,023.65	$1.37	0.27%
Investor A	$1,000.00	$1,006.80	$3.06	$1,000.00	$1,021.95	$3.08	0.61%
Investor C	$1,000.00	$1,003.00	$6.81	$1,000.00	$1,018.20	$6.86	1.36%
Class R	$1,000.00	$1,005.90	$3.86	$1,000.00	$1,021.15	$3.89	0.77%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense example reflects the expenses of both the Fund and the Master Portfolios in which it invests. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Fund Summaries as of September 30, 2012

BlackRock Conservative Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	58%
Equity Funds	40
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies
Master Total Return Portfolio	56%
Master S&P 500 Index Series	8
BlackRock Equity Dividend Fund, Institutional Class	5
Master Large Cap Growth Portfolio	4
BlackRock Global Dynamic Equity Fund, Institutional Class	4
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	4
iShares MSCI Emerging Markets Index Fund	3
BlackRock High Yield Bond Portfolio, BlackRock Class	2
iShares MSCI Germany Index Fund	2
BlackRock Liquidity Funds, TempFund, Institutional Class	2
Master Basic Value LLC	2
iShares Dow Jones U.S. Technology Sector Index Fund	2
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	2
BlackRock International Fund, Institutional Class	1
BlackRock International Opportunities Portfolio, Institutional Class	1
Master Value Opportunities LLC	1
BlackRock U.S. Opportunities Portfolio, Institutional Class	1

BlackRock Moderate Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	59%
Fixed Income Funds	38
Short-Term Securities	3

Portfolio Holdings	Percent of Affiliated Investment Companies
Master Total Return Portfolio	36%
Master S&P 500 Index Series	13
BlackRock Equity Dividend Fund, Institutional Class	11
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	7
BlackRock Global Dynamic Equity Fund, Institutional Class	6
Master Large Cap Growth Portfolio	5
iShares MSCI Emerging Markets Index Fund	3
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	3
BlackRock Liquidity Funds, TempFund, Institutional Class	3
iShares MSCI Germany Index Fund	2
BlackRock High Yield Bond Portfolio, BlackRock Class	2
iShares Dow Jones U.S. Technology Sector Index Fund	2
BlackRock International Opportunities Portfolio, Institutional Class	2
BlackRock International Fund, Institutional Class	2
Master Basic Value LLC	1
Master Value Opportunities LLC	1
BlackRock U.S. Opportunities Portfolio, Institutional Class	1

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	9

Fund Summaries as of September 30, 2012

BlackRock Growth Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	80%
Fixed Income Funds	18
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies
Master Total Return Portfolio	17%
BlackRock Equity Dividend Fund, Institutional Class	15
Master S&P 500 Index Series	14
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	11
BlackRock Global Dynamic Equity Fund, Institutional Class	10
Master Large Cap Growth Portfolio	6
BlackRock International Opportunities Portfolio, Institutional Class	4
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	4
iShares MSCI Emerging Markets Index Fund	3
Master Basic Value LLC	3
iShares MSCI Germany Index Fund	2
BlackRock International Fund, Institutional Class	2
BlackRock U.S. Opportunities Portfolio, Institutional Class	2
iShares Dow Jones U.S. Technology Sector Index Fund	2
Master Value Opportunities LLC	2
BlackRock Liquidity Funds, TempFund, Institutional Class	2
BlackRock High Yield Bond Portfolio, BlackRock Class	1

BlackRock Aggressive Growth Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	99%
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	18%
BlackRock Equity Dividend Fund, Institutional Class	16
Master S&P 500 Index Series	16
Master Basic Value LLC	10
BlackRock Global Dynamic Equity Fund, Institutional Class	9
Master Large Cap Growth Portfolio	8
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	5
BlackRock International Opportunities Portfolio, Institutional Class	4
iShares MSCI Emerging Markets Index Fund	3
BlackRock U.S. Opportunities Portfolio, Institutional Class	2
Master Value Opportunities LLC	2
iShares MSCI Germany Index Fund	2
iShares Dow Jones U.S. Technology Sector Index Fund	2
BlackRock International Fund, Institutional Class	2
BlackRock Liquidity Funds, TempFund, Institutional Class	1

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

About Fund Performance

—	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

—	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

—

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

—

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain retirement and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2012 and held through September 30, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	11

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments September 30, 2012	BlackRock Conservative Prepared Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds – 40.2%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	93,630	$2,351,041
BlackRock Equity Dividend Fund, Institutional Class	161,774	3,258,129
BlackRock Global Dynamic Equity Fund, Institutional Class	204,405	2,579,591
BlackRock International Fund, Institutional Class	61,984	762,406
BlackRock International Opportunities Portfolio, Institutional Class	21,126	693,358
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	41,211	1,099,085
BlackRock U.S. Opportunities Portfolio, Institutional Class (b)	14,248	518,922
iShares Dow Jones U.S. Technology Sector Index Fund	16,484	1,250,641
iShares MSCI Emerging Markets Index Fund	46,156	1,907,166
iShares MSCI Germany Index Fund	60,470	1,365,413
Master Basic Value LLC	$1,282,871	1,282,871
Master Large Cap Growth Portfolio	$2,700,991	2,700,991
Master S&P 500 Index Series	$5,377,410	5,377,410
Master Value Opportunities LLC	$519,892	519,892

		25,666,916

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds – 57.9%
BlackRock High Yield Bond Portfolio, BlackRock Class	190,390	$1,511,697
Master Total Return Portfolio	$35,465,989	35,465,989

		36,977,686

Short-Term Securities – 2.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (c)	1,314,561	1,314,561
Total Affiliated Investment Companies
(Cost – $60,060,602) – 100.2%		63,959,163
Liabilities in Excess of Other Assets – (0.2)%		(129,148)

Net Assets – 100.0%		$63,830,015

(a)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at September 30, 2012	Value at September 30, 2012	Income	Realized Gain (Loss)
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	105,161	30,637		42,168		93,630	$2,351,041	–	$202,543
BlackRock Equity Dividend Fund, Institutional Class	224,423	57,779		120,428		161,774	$3,258,129	$91,379	$106,397
BlackRock Floating Rate Income Portfolio, Institutional Class	306,775	13,524		320,299		–	–	$19,872	$(92,200)
BlackRock Global Dynamic Equity Fund, Institutional Class	184,102	31,688		11,385		204,405	$2,579,591	$62,665	$(8,226)
BlackRock Global Emerging Markets Fund, Inc., Institutional Class	40,794	36,571		77,365		–	–	$3,976	$166,978
BlackRock High Yield Bond Portfolio, BlackRock Class	483,546	52,251		345,407		190,390	$1,511,697	$116,523	$11,811
BlackRock International Fund, Institutional Class	–	152,970		90,986		61,984	$762,406	–	$(112,334)
BlackRock International Opportunities Portfolio, Institutional Class	30,270	28,309		37,453		21,126	$693,358	$31,311	$(61,051)
BlackRock Latin America Fund, Inc., Institutional Class	3,785	551		4,336		–	–	$2,109	$24,577
BlackRock Liquidity Funds, TempFund, Institutional Class	185,709	1,128,852	[1]	–		1,314,561	$1,314,561	$2,365	–
BlackRock Pacific Fund, Inc., Institutional Class	39,570	7,273		46,843		–	–	$5,117	$7,958
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	37,293	6,218		2,300		41,211	$1,099,085	–	$22,833
BlackRock U.S. Opportunities Portfolio, Institutional Class	11,815	3,204		771		14,248	$518,922	–	$46,101
iShares Dow Jones U.S. Technology Sector Index Fund	–	16,484		–		16,484	$1,250,641	$2,781	–
iShares MSCI Emerging Markets Index Fund	–	46,156		–		46,156	$1,907,166	–	–
iShares MSCI Germany Index Fund	–	60,470		–		60,470	$1,365,413	–	–
Master Basic Value LLC	$1,332,002	–		$49,131	[2]	$1,282,871	$1,282,871	$53,446	$122,760
Master Large Cap Growth Portfolio	$2,689,455	$11,536	[1]	–		$2,700,991	$2,700,991	$91,626	$259,576
Master S&P 500 Index Series	–	$5,377,410	[1]	–		$5,377,410	$5,377,410	$2,953	$22,153
Master Total Return Portfolio	$24,149,833	$11,316,156	[1]	–		$35,465,989	$35,465,989	$1,405,187	$546,385
Master Value Opportunities LLC	$369,269	$150,623	[1]	–		$519,892	$519,892	$5,677	$59,678

[1]	Represents net shares/beneficial interest purchased.
[2]	Represents net beneficial interest sold.

(b)	Non-income producing security.
(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	13

Schedule of Investments (concluded)	BlackRock Conservative Prepared Portfolio

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment
Companies	$18,612,010	$45,347,153	–	$63,959,163

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, cash of $1,869 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended September 30, 2012.

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments September 30, 2012	BlackRock Moderate Prepared Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds – 60.0%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	266,263	$6,685,866
BlackRock Equity Dividend Fund, Institutional Class	522,382	10,520,769
BlackRock Global Dynamic Equity Fund, Institutional Class	489,549	6,178,106
BlackRock International Fund, Institutional Class	133,475	1,641,746
BlackRock International Opportunities Portfolio, Institutional Class	56,899	1,867,437
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	98,709	2,632,578
BlackRock U.S. Opportunities Portfolio, Institutional Class (b)	32,538	1,185,031
iShares Dow Jones U.S. Technology Sector Index Fund	25,593	1,941,741
iShares MSCI Emerging Markets Index Fund	71,663	2,961,115
iShares MSCI Germany Index Fund	93,886	2,119,946
Master Basic Value LLC	$1,280,337	1,280,337
Master Large Cap Growth Portfolio	$5,198,600	5,198,600
Master S&P 500 Index Series	$12,253,717	12,253,717

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds (concluded)
Master Value Opportunities LLC	$1,249,118	$1,249,118

		57,716,107

Fixed Income Funds – 37.8%
BlackRock High Yield Bond Portfolio, BlackRock Class	254,455	2,020,374
Master Total Return Portfolio	$34,392,720	34,392,720

		36,413,094

Short-Term Securities – 2.6%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (c)	2,473,250	2,473,250
Total Affiliated Investment Companies
(Cost – $88,817,131) – 100.4%		96,602,451
Liabilities in Excess of Other Assets – (0.4)%		(365,416)

Net Assets – 100.0%		$96,237,035

(a)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at September 30, 2012	Value at September 30, 2012	Income	Realized Gain (Loss)
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	316,881	55,299		105,917		266,263	$6,685,866	–	$322,204
BlackRock Equity Dividend Fund, Institutional Class	567,011	174,196		218,825		522,382	$10,520,769	$226,821	$142,275
BlackRock Floating Rate Income Portfolio, Institutional Class	356,047	6,059		362,106		–	–	$22,407	$(111,571)
BlackRock Global Dynamic Equity Fund, Institutional Class	482,733	41,501		34,685		489,549	$6,178,106	$155,597	$(32,246)
BlackRock Global Emerging Markets Fund, Inc., Institutional Class	68,071	53,524		121,595		–	–	$6,282	$267,626
BlackRock High Yield Bond Portfolio, BlackRock Class	815,583	43,476		604,604		254,455	$2,020,374	$168,729	$(25,311)
BlackRock International Fund, Institutional Class	–	242,358		108,883		133,475	$1,641,746	–	$(156,805)
BlackRock International Opportunities Portfolio, Institutional Class	79,278	54,316		76,695		56,899	$1,867,437	$73,556	$(77,133)
BlackRock Latin America Fund, Inc., Institutional Class	6,239	402		6,641		–	–	$3,292	$36,741
BlackRock Liquidity Funds, TempFund, Institutional Class	–	2,473,250	[1]	–		2,473,250	$2,473,250	$2,093	–
BlackRock Pacific Fund, Inc., Institutional Class	90,243	8,689		98,932		–	–	$11,061	$2,913
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	97,833	7,918		7,042		98,709	$2,632,578	–	$53,042
BlackRock U.S. Opportunities Portfolio, Institutional Class	29,543	5,197		2,202		32,538	$1,185,031	–	$109,104
iShares Dow Jones US Technology Sector Index Fund	–	25,593		–		25,593	$1,941,741	$4,317	–
iShares MSCI Emerging Markets Index Fund	–	71,663		–		71,663	$2,961,115	–	–
iShares MSCI Germany Index Fund	–	93,886		–		93,886	$2,119,946	–	–
Master Basic Value LLC	$4,323,485	–		$3,043,148	[2]	$1,280,337	$1,280,337	$141,536	$298,805
Master Large Cap Growth Portfolio	$6,701,650	–		$1,503,050	[2]	$5,198,600	$5,198,600	$207,436	$561,607
Master S&P 500 Index Series	–	$12,253,717	[1]	–		$12,253,717	$12,253,717	$6,730	$50,480
Master Total Return Portfolio	$26,153,552	$8,239,168	[1]	–		$34,392,720	$34,392,720	$1,432,245	$546,027
Master Value Opportunities LLC	$971,562	$277,556	[1]	–		$1,249,118	$1,249,118	$13,897	$145,336

[1]	Represents net shares/beneficial interest purchased.
[2]	Represents net beneficial interest sold.
(b)	Non-income producing security.
(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	15

Schedule of Investments (concluded)	BlackRock Moderate Prepared Portfolio

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment
Companies	$42,227,959	$54,374,492	–	$96,602,451

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, cash of $1,647 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended September 30, 2012.

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments September 30, 2012	BlackRock Growth Prepared Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds – 80.8%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	268,300	$6,737,019
BlackRock Equity Dividend Fund, Institutional Class	449,918	9,061,339
BlackRock Global Dynamic Equity Fund, Institutional Class	497,227	6,275,008
BlackRock International Fund, Institutional Class	110,422	1,358,191
BlackRock International Opportunities Portfolio, Institutional Class	82,292	2,700,809
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	100,255	2,673,812
BlackRock U.S. Opportunities Portfolio, Institutional Class (b)	35,259	1,284,137
iShares Dow Jones U.S. Technology Sector Index Fund	16,756	1,271,278
iShares MSCI Emerging Markets Index Fund	46,917	1,938,610
iShares MSCI Germany Index Fund	61,466	1,387,902
Master Basic Value LLC	$1,667,521	1,667,521
Master Large Cap Growth Portfolio	$4,043,727	4,043,727
Master S&P 500 Index Series	$8,857,289	8,857,289

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds (concluded)
Master Value Opportunities LLC	$1,268,607	$1,268,607

		50,525,249

Fixed Income Funds – 17.8%
BlackRock High Yield Bond Portfolio, BlackRock Class	99,932	793,458
Master Total Return Portfolio	$10,348,489	10,348,489

		11,141,947

Short-Term Securities – 1.6%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (c)	987,862	987,862
Total Affiliated Investment Companies
(Cost – $56,728,596) – 100.2%		62,655,058
Liabilities in Excess of Other Assets – (0.2)%		(108,397)

Net Assets – 100.0%		$62,546,661

(a)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at September 30, 2012	Value at September 30, 2012	Income	Realized Gain (Loss)
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	359,858	11,313		102,871		268,300	$6,737,019	–	$280,123
BlackRock Equity Dividend Fund, Institutional Class	595,444	32,930		178,456		449,918	$9,061,339	$225,162	$113,402
BlackRock Floating Rate Income Portfolio, Institutional Class	151,619	2,154		153,773		–	–	$9,618	$(44,805)
BlackRock Global Dynamic Equity Fund, Institutional Class	515,890	33,119		51,782		497,227	$6,275,008	$164,976	$(40,807)
BlackRock Global Emerging Markets Fund, Inc., Institutional Class	53,369	33,548		86,917		–	–	$4,887	$186,866
BlackRock High Yield Bond Portfolio, BlackRock Class	385,575	16,493		302,136		99,932	$793,458	$74,569	$(35,251)
BlackRock International Fund, Institutional Class	–	188,643		78,221		110,422	$1,358,191	–	$(110,271)
BlackRock International Opportunities Portfolio, Institutional Class	84,807	52,969		55,484		82,292	$2,700,809	$76,442	$(139,464)
BlackRock Latin America Fund, Inc., Institutional Class	4,867	184		5,051		–	–	$2,547	$26,780
BlackRock Liquidity Funds, TempFund, Institutional Class	–	987,862	[1]	–		987,862	$987,862	$1,440	–
BlackRock Pacific Fund, Inc., Institutional Class	89,794	6,664		96,458		–	–	$10,916	$(7,516)
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	104,552	6,205		10,502		100,255	$2,673,812	–	$64,137
BlackRock U.S. Opportunities Portfolio, Institutional Class	33,687	5,113		3,541		35,259	$1,284,137	–	$122,831
iShares Dow Jones U.S. Technology Sector Index Fund	–	16,756		–		16,756	$1,271,278	$2,827	–
iShares MSCI Emerging Markets Index Fund	–	46,917		–		46,917	$1,938,610	–	–
iShares MSCI Germany Index Fund	–	61,466		–		61,466	$1,387,902	–	–
Master Basic Value LLC	$5,052,582	–		$3,385,061	[2]	$1,667,521	$1,667,521	$138,282	$293,883
Master Large Cap Growth Portfolio	$6,992,972	–		$2,949,245	[2]	$4,043,727	$4,043,727	$183,232	$487,030
Master S&P 500 Index Series	–	$8,857,289	[1]	–		$8,857,289	$8,857,289	$4,865	$36,488
Master Total Return Portfolio	$10,869,496	–		$521,007	[2]	$10,348,489	$10,348,489	$498,127	$166,053
Master Value Opportunities LLC	$1,038,581	$230,026	[1]	–		$1,268,607	$1,268,607	$14,328	$148,527

        1 Represents net shares/beneficial interest purchased.

         2 Represents net beneficial interest sold.

(b) Non-income producing security.

(c) Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	17

Schedule of Investments (concluded)	BlackRock Growth Prepared Portfolio

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments: Affiliated Investment Companies	$36,469,425	$26,185,633	–	$62,655,058

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, cash of $2,033 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended September 30, 2012.

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Schedule of Investments September 30, 2012	BlackRock Aggressive Growth Prepared Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds – 99.5%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	278,946	$7,004,325
BlackRock Equity Dividend Fund, Institutional Class	307,605	6,195,172
BlackRock Global Dynamic Equity Fund, Institutional Class	282,610	3,566,532
BlackRock International Fund, Institutional Class	63,177	777,075
BlackRock International Opportunities Portfolio, Institutional Class	54,257	1,780,731
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	70,985	1,893,157
BlackRock U.S. Opportunities Portfolio, Institutional Class (b)	26,192	953,899
iShares Dow Jones U.S. Technology Sector Index Fund	10,391	788,365
iShares MSCI Emerging Markets Index Fund	29,096	1,202,247
iShares MSCI Germany Index Fund	38,119	860,727
Master Basic Value LLC	$3,867,559	3,867,559

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds (concluded)
Master Large Cap Growth Portfolio	$3,103,121	$3,103,121
Master S&P 500 Index Series	$6,172,704	6,172,704
Master Value Opportunities LLC	$901,984	901,984

		39,067,598

Short-Term Securities – 0.6%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (c)	238,452	238,452
Total Affiliated Investment Companies
(Cost – $34,308,656) – 100.1%		39,306,050
Liabilities in Excess of Other Assets – (0.1)%		(47,522)

Net Assets – 100.0%		$39,258,528

(a)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at September 30, 2012	Value at September 30, 2012	Income	Realized Gain (Loss)
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	284,860	105,102	111,016	278,946	$7,004,325	–	$(6,381)
BlackRock Equity Dividend Fund, Institutional Class	408,780	143,290	244,465	307,605	$6,195,172	$145,413	$103,714
BlackRock Global Dynamic Equity Fund, Institutional Class	299,372	19,458	36,220	282,610	$3,566,532	$95,466	$26,179
BlackRock Global Emerging Markets Fund, Inc., Institutional Class	29,091	19,373	48,464	–	–	$2,656	$104,772
BlackRock International Fund, Institutional Class	–	94,957	31,780	63,177	$777,075	–	$(40,963)
BlackRock International Opportunities Portfolio, Institutional Class	61,284	37,326	44,353	54,257	$1,780,731	$54,624	$(107,860)
BlackRock Latin America Fund, Inc., Institutional Class	2,634	112	2,746	–	–	$1,375	$14,805
BlackRock Liquidity Funds, TempFund, Institutional Class	–	238,452[1]	–	238,452	$238,452	$734	–
BlackRock Money Market Portfolio, Institutional Class	657,425	11,806	669,231	–	–	–	$3
BlackRock Pacific Fund, Inc., Institutional Class	61,516	4,623	66,139	–	–	$7,469	$(4,335)
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	75,562	4,551	9,128	70,985	$1,893,157	–	$53,487
BlackRock U.S. Opportunities Portfolio, Institutional Class	25,548	3,900	3,256	26,192	$953,899	–	$91,822
iShares Dow Jones U.S. Technology Sector Index Fund	–	10,391	–	10,391	$788,365	$1,753	–
iShares MSCI Emerging Markets Index Fund	–	29,096	–	29,096	$1,202,247	–	–
iShares MSCI Germany Index Fund	–	38,119	–	38,119	$860,727	–	–
Master Basic Value LLC	$4,157,252	–	$289,693[2]	$3,867,559	$3,867,559	$124,074	$255,948
Master Large Cap Growth Portfolio	$4,713,663	–	$1,610,542[2]	$3,103,121	$3,103,121	$119,508	$297,589
Master S&P 500 Index Series	–	$6,172,704[1]	–	$6,172,704	$6,172,704	$3,390	$25,429
Master Value Opportunities LLC	$753,615	$148,369[1]	–	$901,984	$901,984	$10,317	$106,844

    1 Represents net shares/beneficial interest purchased.

     2 Represents net beneficial interest sold.

(b) Non-income producing security.

(c) Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	19

Schedule of Investments (concluded)	BlackRock Aggressive Growth Prepared Portfolio

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments: Affiliated Investment Companies	$25,260,682	$14,045,368	–	$39,306,050

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, cash of $3,181 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended September 30, 2012.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Statements of Assets and Liabilities

September 30, 2012	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio
Assets
Investments at value – affiliated[1]	$63,959,163	$96,602,451	$62,655,058	$39,306,050
Cash	1,869	1,647	2,033	3,181
Capital shares sold receivable	240,477	140,992	184,225	33,161
Receivable from Manager	13,674	14,605	17,945	16,491
Dividends receivable – affiliated	3,067	4,422	2,915	1,819
Prepaid expenses	11,863	11,464	12,490	11,553

Total assets	64,230,113	96,775,581	62,874,666	39,372,255

Liabilities
Capital shares redeemed payable	278,523	396,255	207,214	15,175
Professional fees payable	38,042	37,880	37,627	37,789
Service and distribution fees payable	31,108	46,361	30,942	17,771
Transfer agent fees payable	19,273	21,192	20,009	15,407
Custodian fees payable	11,779	11,775	11,889	11,802
Accounting fees payable	10,672	10,595	10,672	7,947
Officer’s and Trustees’ fees payable	4,013	4,166	4,021	3,937
Other affiliates payable	406	626	274	16
Payable to Manager	–	441	–	–
Other accrued expenses payable	6,282	9,255	5,357	3,883

Total liabilities	400,098	538,546	328,005	113,727

Net Assets	$63,830,015	$96,237,035	$62,546,661	$39,258,528

Net Assets Consist of
Paid-in capital	$57,497,462	$88,920,612	$64,521,895	$39,555,576
Undistributed net investment income	1,331,810	1,566,815	941,255	278,657
Accumulated net realized gain (loss)	1,102,182	(2,035,712)	(8,842,951)	(5,573,099)
Net unrealized appreciation/depreciation	3,898,561	7,785,320	5,926,462	4,997,394

Net Assets	$63,830,015	$96,237,035	$62,546,661	$39,258,528

[1] Investments at cost – affiliated.	$60,060,602	$88,817,131	$56,728,596	$34,308,656

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	21

Statements of Assets and Liabilities (concluded)

September 30, 2012	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio
Net Asset Value
Institutional
Net assets	$1,691,561	$2,140,962	$2,414,746	$1,753,859

Shares outstanding[1]	149,578	195,319	224,197	167,937

Net asset value	$11.31	$10.96	$10.77	$10.44

Investor A
Net assets	$26,058,452	$39,410,501	$24,239,445	$17,299,382

Shares outstanding[1]	2,323,696	3,616,193	2,275,647	1,676,867

Net asset value	$11.21	$10.90	$10.65	$10.32

Investor C
Net assets	$28,169,447	$39,804,945	$27,761,088	$14,704,466

Shares outstanding[1]	2,533,450	3,692,303	2,654,499	1,463,075

Net asset value	$11.12	$10.78	$10.46	$10.05

Class R
Net assets	$7,910,555	$14,880,627	$8,131,382	$5,500,821

Shares outstanding[1]	709,641	1,372,516	768,305	537,150

Net asset value	$11.15	$10.84	$10.58	$10.24

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Statements of Operations

Year Ended September 30, 2012	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio
Investment Income
Dividends – affiliated	$338,098	$674,155	$573,384	$309,490
Net investment income allocated from affiliated Master Portfolios:
Income	1,558,889	1,801,844	838,834	257,289
Expenses	(184,707)	(239,620)	(136,688)	(61,029)

Total income	1,712,280	2,236,379	1,275,530	505,750

Expenses
Service and distribution – class specific	346,625	534,998	376,891	209,733
Transfer agent – class specific	97,908	115,478	97,600	79,258
Professional	49,336	50,717	48,715	51,978
Registration	46,395	47,228	45,857	46,286
Administration	41,141	63,995	46,460	26,406
Printing	22,443	33,679	26,587	16,403
Officer and Trustees	19,957	20,539	20,043	19,596
Accounting	18,173	18,096	18,173	13,572
Administration – class specific	13,712	21,337	15,497	8,808
Custodian	12,756	12,756	12,774	12,740
Miscellaneous	11,788	12,378	12,209	11,633
Recoupment of past waived fees – class specific	45	441	–	–

Total expenses	680,279	931,642	720,806	496,413
Less administration fees waived	(41,141)	(63,995)	(46,460)	(26,406)
Less administration fees waived – class specific	(11,112)	(12,696)	(14,213)	(8,808)
Less transfer agent fees waived – class specific	(749)	(487)	(806)	(1,062)
Less transfer agent fees reimbursed – class specific	(30,328)	(27,280)	(35,493)	(52,738)
Less expenses reimbursed by Manager	(109,485)	(118,619)	(140,956)	(140,539)

Total expenses after fees waived and reimbursed	487,464	708,565	482,878	266,860

Net investment income	1,224,816	1,527,814	792,652	238,890

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – affiliated	223,374	313,934	181,132	62,970
Financial futures contracts	–	–	–	(119,792)
Capital gain distributions received from affiliated investment companies	92,013	216,905	234,893	172,273
Allocation from affiliated Master Portfolios	1,010,552	1,602,255	1,131,981	685,810

	1,325,939	2,133,094	1,548,006	801,261

Net change in unrealized appreciation/depreciation on:
Investments – affiliated	2,825,447	6,665,299	6,425,447	4,531,188
Allocation from affiliated Master Portfolios	2,045,237	3,671,963	2,744,347	2,020,783

	4,870,684	10,337,262	9,169,794	6,551,971

Total realized and unrealized gain	6,196,623	12,470,356	10,717,800	7,353,232

Net Increase in Net Assets Resulting from Operations	$7,421,439	$13,998,170	$11,510,452	$7,592,122

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	23

Statements of Changes in Net Assets

	BlackRock Conservative Prepared Portfolio		BlackRock Moderate Prepared Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income	$1,224,816	$1,102,997	$1,527,814	$1,377,749
Net realized gain	1,325,939	6,887,932	2,133,094	13,045,136
Net change in unrealized appreciation/depreciation	4,870,684	(7,454,615)	10,337,262	(13,535,143)

Net increase in net assets resulting from operations	7,421,439	536,314	13,998,170	887,742

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(48,233)	(39,099)	(46,588)	(33,290)
Investor A	(459,611)	(316,068)	(663,428)	(501,960)
Investor C	(451,246)	(387,529)	(607,964)	(577,147)
Class R	(170,917)	(157,306)	(282,030)	(287,612)
Net realized gain:
Institutional	(10,802)	–	–	–
Investor A	(115,859)	–	–	–
Investor C	(162,717)	–	–	–
Class R	(48,482)	–	–	–

Decrease in net assets resulting from dividends and distributions to shareholders	(1,467,867)	(900,002)	(1,600,010)	(1,400,009)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	11,935,613	2,065,092	8,818,499	(8,348,368)

Net Assets
Total increase (decrease) in net assets	17,889,185	1,701,404	21,216,659	(8,860,635)
Beginning of year	45,940,830	44,239,426	75,020,376	83,881,011

End of year	$63,830,015	$45,940,830	$96,237,035	$75,020,376

Undistributed net investment income	$1,331,810	$1,096,017	$1,566,815	$1,485,694

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Statements of Changes in Net Assets (concluded)

	BlackRock Growth Prepared Portfolio		BlackRock Aggressive Growth Prepared Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income	$792,652	$587,468	$238,890	$79,663
Net realized gain	1,548,006	8,762,957	801,261	4,515,807
Net change in unrealized appreciation/depreciation	9,169,794	(9,585,916)	6,551,971	(5,543,925)

Net increase (decrease) in net assets resulting from operations	11,510,452	(235,491)	7,592,122	(948,455)

Dividends to Shareholders From
Net investment income:
Institutional	(65,506)	(50,080)	(23,990)	(18,061)
Investor A	(368,380)	(232,886)	(103,123)	(46,813)
Investor C	(192,461)	(151,402)	–	–
Class R	(104,595)	(93,122)	(30,936)	(30,558)

Decrease in net assets resulting from dividends to shareholders	(730,942)	(527,490)	(158,049)	(95,432)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(6,610,001)	(2,646,898)	436,608	(1,766,075)

Net Assets
Total increase (decrease) in net assets	4,169,509	(3,409,879)	7,870,681	(2,809,962)
Beginning of year	58,377,152	61,787,031	31,387,847	34,197,809

End of year	$62,546,661	$58,377,152	$39,258,528	$31,387,847

Undistributed net investment income	$941,255	$816,979	$278,657	$184,394

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	25

Financial Highlights	BlackRock Conservative Prepared Portfolio

	Institutional									Investor A
	Year Ended September 30,									Year Ended September 30,
	2012		2011		2010		2009		2008	2012		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$10.14		$10.19		$9.50		$9.24		$10.74	$10.06		$10.12		$9.45		$9.20		$10.72
Net investment income[1]	0.32		0.33		0.31		0.33		0.35	0.27		0.28		0.25		0.29		0.32
Net realized and unrealized gain (loss)	1.23		(0.10)		0.70		0.24		(1.54)	1.22		(0.10)		0.71		0.24		(1.54)
Net increase (decrease) from investment operations	1.55		0.23		1.01		0.57		(1.19)	1.49		0.18		0.96		0.53		(1.22)
Dividends and distributions from:
Net investment income	(0.31)		(0.28)		(0.32)		(0.21)		(0.23)	(0.27)		(0.24)		(0.29)		(0.18)		(0.22)
Net realized gain	(0.07)		–		–		(0.10)		(0.08)	(0.07)		–		–		(0.10)		(0.08)
Total dividends and distributions	(0.38)		(0.28)		(0.32)		(0.31)		(0.31)	(0.34)		(0.24)		(0.29)		(0.28)		(0.30)
Net asset value, end of year	$11.31		$10.14		$10.19		$9.50		$9.24	$11.21		$10.06		$10.12		$9.45		$9.20

Total Investment Return[2]
Based on net asset value	15.66%		2.15%	[3]	10.85%		6.85%		(11.43)%	15.19%		1.71%	[3]	10.31%		6.41%		(11.76)%

Ratios to Average Net Assets
Total expenses	0.84%	[4]	0.77%	[5]	0.53%	[6]	0.64%	[7]	0.68% [8]	1.15%	[4]	1.10%	[5]	0.91%	[6]	1.01%	[7]	1.10% [8]
Total expenses excluding recoupment of past waived fees	0.84%	[4]	0.77%	[5]	0.53%	[6]	0.64%	[7]	0.68% [8]	1.15%	[4]	1.10%	[5]	0.91%	[6]	1.01%	[7]	1.10% [8]
Total expenses after fees waived, reimbursed and paid indirectly	0.47%	[4]	0.40%	[5]	0.13%	[6]	0.13%	[7]	0.13% [8]	0.87%	[4]	0.78%	[5]	0.53%	[6]	0.52%	[7]	0.51% [8]
Net investment income	3.00%	[4]	3.11%	[5]	3.14%	[6]	3.94%	[7]	3.38% [8]	2.56%	[4]	2.67%	[5]	2.62%	[6]	3.45%	[7]	3.08% [8]

Supplemental Data
Net assets, end of year (000)	$1,692		$1,399		$1,423		$1,352		$835	$26,058		$14,922		$12,279		$9,657		$7,416
Portfolio turnover	48%		144%		49%		80%		46%	48%		144%		49%		80%		46%
[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 1.65% and 1.41% for the Institutional and Investor A Shares, respectively.

[4]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.26%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[5]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.42%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.81%
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.65%.
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Financial Highlights (concluded)	BlackRock Conservative Prepared Portfolio

	Investor C									Class R
	Year Ended September 30,									Year Ended September 30,
	2012		2011		2010		2009		2008	2012		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$9.97		$10.03		$9.37		$9.11		$10.66	$10.00		$10.05		$9.40		$9.16		$10.70
Net investment income[1]	0.20		0.21		0.19		0.22		0.23	0.25		0.26		0.23		0.27		0.27
Net realized and unrealized gain (loss)	1.21		(0.10)		0.70		0.25		(1.52)	1.21		(0.09)		0.69		0.24		(1.52)
Net increase (decrease) from investment operations	1.41		0.11		0.89		0.47		(1.29)	1.46		0.17		0.92		0.51		(1.25)
Dividends and distributions from:
Net investment income	(0.19)		(0.17)		(0.23)		(0.11)		(0.18)	(0.24)		(0.22)		(0.27)		(0.17)		(0.21)
Net realized gain	(0.07)		–		–		(0.10)		(0.08)	(0.07)		–		–		(0.10)		(0.08)
Total dividends and distributions	(0.26)		(0.17)		(0.23)		(0.21)		(0.26)	(0.31)		(0.22)		(0.27)		(0.27)		(0.29)
Net asset value, end of year	$11.12		$9.97		$10.03		$9.37		$9.11	$11.15		$10.00		$10.05		$9.40		$9.16

Total Investment Return[2]
Based on net asset value	14.40%		0.99%	[3]	9.61%		5.64%		(12.48)%	14.94%		1.62%	[3]	10.02%		6.17%		(12.04)%

Ratios to Average Net Assets
Total expenses	1.95%	[4]	1.90%	[5]	1.69%	[6]	1.80%	[7]	1.70% [8]	1.56%	[4]	1.51%	[5]	1.33%	[6]	1.50%	[7]	1.33% [8]
Total expenses after fees waived, reimbursed and paid indirectly	1.59%	[4]	1.52%	[5]	1.25%	[6]	1.25%	[7]	1.23% [8]	1.08%	[4]	1.01%	[5]	0.74%	[6]	0.74%	[7]	0.73% [8]
Net investment income	1.89%	[4]	1.97%	[5]	1.93%	[6]	2.69%	[7]	2.26% [8]	2.40%	[4]	2.47%	[5]	2.36%	[6]	3.30%	[7]	2.66% [8]

Supplemental Data
Net assets, end of year (000)	$28,169		$22,824		$23,786		$20,403		$17,299	$7,911		$6,796		$6,751		$4,432		$3,265
Portfolio turnover	48%		144%		49%		80%		46%	48%		144%		49%		80%		46%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 0.59% and 1.21% for the Investor C and Class R Shares, respectively.

[4]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.26%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[5]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.42%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.81%
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.65%.
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	27

Financial Highlights	BlackRock Moderate Prepared Portfolio

	Institutional									Investor A
	Year Ended September 30,									Year Ended September 30,
	2012		2011		2010		2009		2008	2012		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$9.48		$9.62		$8.94		$9.00		$11.02	$9.43		$9.56		$8.90		$8.96		$11.00
Net investment income[1]	0.26		0.24		0.18		0.22		0.24	0.22		0.20		0.18		0.18		0.22
Net realized and unrealized gain (loss)	1.50		(0.14)		0.71		0.06		(1.90)	1.49		(0.13)		0.65		0.08		(1.91)
Net increase (decrease) from investment operations	1.76		0.10		0.89		0.28		(1.66)	1.71		0.07		0.83		0.26		(1.69)
Dividends and distributions from:
Net investment income	(0.28)		(0.24)		(0.21)		(0.15)		(0.22)	(0.24)		(0.20)		(0.17)		(0.13)		(0.21)
Net realized gain	–		–		–		(0.19)		(0.14)	–		–		–		(0.19)		(0.14)
Total dividends and distributions	(0.28)		(0.24)		(0.21)		(0.34)		(0.36)	(0.24)		(0.20)		(0.17)		(0.32)		(0.35)
Net asset value, end of year	$10.96		$9.48		$9.62		$8.94		$9.00	$10.90		$9.43		$9.56		$8.90		$8.96

Total Investment Return[2]
Based on net asset value	18.90%		0.85%	[3]	10.02%		4.04%		(15.53)%	18.45%		0.59%	[3]	9.47%		3.71%		(15.86)%

Ratios to Average Net Assets
Total expenses	0.70%	[4]	0.64%	[5]	0.47%	[6]	0.49%	[7]	0.50% [8]	0.96%	[4]	0.89%	[5]	0.68%	[6]	0.76%	[7]	0.78% [8]
Total expenses excluding recoupment of past waived fees	0.70%	[4]	0.64%	[5]	0.47%	[6]	0.49%	[7]	0.50% [8]	0.96%	[4]	0.89%	[5]	0.68%	[6]	0.75%	[7]	0.78% [8]
Total expenses after fees waived, reimbursed and paid indirectly	0.37%	[4]	0.31%	[5]	0.09%	[6]	0.09%	[7]	0.09% [8]	0.74%	[4]	0.69%	[5]	0.48%	[6]	0.48%	[7]	0.48% [8]
Net investment income	2.49%	[4]	2.34%	[5]	1.92%	[6]	2.85%	[7]	2.36% [8]	2.12%	[4]	1.95%	[5]	1.91%	[6]	2.36%	[7]	2.16% [8]

Supplemental Data
Net assets, end of year (000)	$2,141		$1,336		$1,445		$1,327		$1,501	$39,411		$24,336		$24,668		$22,657		$17,506
Portfolio turnover	57%		147%		50%		62%		34%	57%		147%		50%		62%		34%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 0.53% and 0.27% for the Institutional and Investor A Shares, respectively.

[4]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.37%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[5]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.50%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.84%
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.75%.
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Financial Highlights (concluded)	BlackRock Moderate Prepared Portfolio

	Investor C									Class R
	Year Ended September 30,									Year Ended September 30,
	2012		2011		2010		2009		2008	2012		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$9.32		$9.46		$8.81		$8.88		$10.93	$9.38		$9.51		$8.86		$8.93		$10.97
Net investment income[1]	0.14		0.12		0.11		0.13		0.14	0.21		0.18		0.17		0.17		0.20
Net realized and unrealized gain (loss)	1.48		(0.13)		0.66		0.06		(1.89)	1.47		(0.12)		0.65		0.08		(1.89)
Net increase (decrease) from investment operations	1.62		(0.01)		0.77		0.19		(1.75)	1.68		0.06		0.82		0.25		(1.69)
Dividends and distributions from:
Net investment income	(0.16)		(0.13)		(0.12)		(0.07)		(0.16)	(0.22)		(0.19)		(0.17)		(0.13)		(0.21)
Net realized gain	–		–		–		(0.19)		(0.14)	–		–		–		(0.19)		(0.14)
Total dividends and distributions	(0.16)		(0.13)		(0.12)		(0.26)		(0.30)	(0.22)		(0.19)		(0.17)		(0.32)		(0.35)
Net asset value, end of year	$10.78		$9.32		$9.46		$8.81		$8.88	$10.84		$9.38		$9.51		$8.86		$8.93

Total Investment Return[2]
Based on net asset value	17.51%		(0.23)%	[3]	8.76%		2.83%		(16.42)%	18.16%		0.54%	[3]	9.34%		3.63%		(15.93)%

Ratios to Average Net Assets
Total expenses	1.77%	[4]	1.68%	[5]	1.48%	[6]	1.57%	[7]	1.49% [8]	1.26%	[4]	1.19%	[5]	1.01%	[6]	1.10%	[7]	1.05% [8]
Total expenses excluding recoupment of past waived fees	1.77%	[4]	1.68%	[5]	1.48%	[6]	1.57%	[7]	1.49% [8]	1.26%	[4]	1.19%	[5]	1.01%	[6]	1.10%	[7]	1.05% [8]
Total expenses after fees waived, reimbursed and paid indirectly	1.52%	[4]	1.46%	[5]	1.24%	[6]	1.24%	[7]	1.20% [8]	0.87%	[4]	0.81%	[5]	0.59%	[6]	0.59%	[7]	0.59% [8]
Net investment income	1.41%	[4]	1.22%	[5]	1.17%	[6]	1.68%	[7]	1.41% [8]	2.04%	[4]	1.81%	[5]	1.84%	[6]	2.20%	[7]	1.95% [8]

Supplemental Data
Net assets, end of year (000)	$39,805		$36,963		$44,195		$37,646		$37,472	$14,881		$12,385		$13,573		$10,028		$6,439
Portfolio turnover	57%		147%		50%		62%		34%	57%		147%		50%		62%		34%
[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (0.55)% and 0.21% for the Investor C and Class R Shares, respectively.

[4]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.37%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[5]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.50%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.84%
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.75%.
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	29

Financial Highlights	BlackRock Growth Prepared Portfolio

	Institutional									Investor A
	Year Ended September 30,									Year Ended September 30,
	2012		2011		2010		2009		2008	2012		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$9.04		$9.19		$8.53		$8.74		$11.32	$8.95		$9.10		$8.45		$8.70		$11.29
Net investment income[1]	0.22		0.16		0.15		0.13		0.16	0.16		0.12		0.11		0.09		0.11
Net realized and unrealized gain (loss)	1.70		(0.17)		0.62		(0.10)		(2.23)	1.70		(0.16)		0.62		(0.10)		(2.20)
Net increase (decrease) from investment operations	1.92		(0.01)		0.77		0.03		(2.07)	1.86		(0.04)		0.73		(0.01)		(2.09)
Dividends and distributions from:
Net investment income	(0.19)		(0.14)		(0.11)		–		(0.27)	(0.16)		(0.11)		(0.08)		–		(0.25)
Net realized gain	–		–		–		(0.24)		(0.24)	–		–		–		(0.24)		(0.25)
Total dividends and distributions	(0.19)		(0.14)		(0.11)		(0.24)		(0.51)	(0.16)		(0.11)		(0.08)		(0.24)		(0.50)
Net asset value, end of year	$10.77		$9.04		$9.19		$8.53		$8.74	$10.65		$8.95		$9.10		$8.45		$8.70

Total Investment Return[2]
Based on net asset value	21.49%		(0.21)%	[3]	9.00%		1.01%		(19.08)%	20.94%		(0.54)%	[3]	8.72%		0.55%		(19.36)%

Ratios to Average Net Assets
Total expenses	0.75%	[4]	0.61%	[5]	0.47%	[6]	0.50%	[7]	0.41% [8]	1.00%	[4]	0.92%	[5]	0.75%	[6]	0.80%	[7]	0.72% [8]
Total expenses excluding recoupment of past waived fees	0.75%	[4]	0.61%	[5]	0.47%	[6]	0.50%	[7]	0.41% [8]	1.00%	[4]	0.90%	[5]	0.74%	[6]	0.79%	[7]	0.72% [8]
Total expenses after fees waived, reimbursed and paid indirectly	0.29%	[4]	0.24%	[5]	0.07%	[6]	0.07%	[7]	0.07% [8]	0.67%	[4]	0.61%	[5]	0.45%	[6]	0.45%	[7]	0.43% [8]
Net investment income	2.20%	[4]	1.56%	[5]	1.74%	[6]	1.77%	[7]	1.52% [8]	1.59%	[4]	1.21%	[5]	1.25%	[6]	1.25%	[7]	1.12% [8]

Supplemental Data
Net assets, end of year (000)	$2,415		$3,178		$3,321		$4,148		$7,703	$24,239		$20,879		$18,737		$17,136		$16,927
Portfolio turnover	46%		150%		46%		55%		36%	46%		150%		46%		55%		36%
[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (0.43)% and (0.76)% for the Institutional and Investor A Shares, respectively.

[4]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[5]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.59%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.87%
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.85%.
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Financial Highlights (concluded)	BlackRock Growth Prepared Portfolio

	Investor C								Class R
	Year Ended September 30,								Year Ended September 30,
	2012		2011		2010		2009	2008	2012		2011		2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$8.77		$8.92		$8.31		$8.62	$11.23	$8.88		$9.03		$8.41		$8.67	$11.27
Net investment income[1]	0.09		0.05		0.05		0.04	0.05	0.14		0.10		0.08		0.06	0.08
Net realized and unrealized gain (loss)	1.67		(0.16)		0.62		(0.11)	(2.21)	1.69		(0.15)		0.62		(0.08)	(2.19)
Net increase (decrease) from investment operations	1.76		(0.11)		0.67		(0.07)	(2.16)	1.83		(0.05)		0.70		(0.02)	(2.11)
Dividends and distributions from:
Net investment income	(0.07)		(0.04)		(0.06)		–	(0.20)	(0.13)		(0.10)		(0.08)		–	(0.25)
Net realized gain	–		–		–		(0.24)	(0.25)	–		–		–		(0.24)	(0.24)
Total dividends and distributions	(0.07)		(0.04)		(0.06)		(0.24)	(0.45)	(0.13)		(0.10)		(0.08)		(0.24)	(0.49)
Net asset value, end of year	$10.46		$8.77		$8.92		$8.31	$8.62	$10.58		$8.88		$9.03		$8.41	$8.67

Total Investment Return[2]
Based on net asset value	20.12%		(1.24)%	[3]	7.92%		(0.16)%	(19.99)%	20.73%		(0.64)%	[3]	8.36%		0.43%	(19.59)%

Ratios to Average Net Assets
Total expenses	1.80%	[4]	1.70%	[5]	1.57%	[6]	1.65% [7]	1.48% [8]	1.29%	[4]	1.18%	[5]	1.06%	[6]	1.19% [7]	1.02% [8]
Total expenses after fees waived, reimbursed and paid indirectly	1.39%	[4]	1.34%	[5]	1.17%	[6]	1.17% [7]	1.17% [8]	0.84%	[4]	0.79%	[5]	0.62%	[6]	0.62% [7]	0.62% [8]
Net investment income	0.89%	[4]	0.52%	[5]	0.55%	[6]	0.57% [7]	0.49% [8]	1.44%	[4]	1.03%	[5]	0.92%	[6]	0.87% [7]	0.79% [8]

Supplemental Data
Net assets, end of year (000)	$27,761		$26,464		$31,253		$29,994	$32,689	$8,131		$7,856		$8,476		$5,297	$3,277
Portfolio turnover	46%		150%		46%		55%	36%	46%		150%		46%		55%	36%
[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (1.57)% and (0.86)% for the Investor C and Class R Shares, respectively.

[4]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[5]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.59%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.87%
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.85%.
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	31

Financial Highlights	BlackRock Aggressive Growth Prepared Portfolio

	Institutional								Investor A
	Year Ended September 30,								Year Ended September 30,
	2012		2011		2010		2009	2008	2012		2011		2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$8.45		$8.74		$8.06		$8.57	$11.55	$8.35		$8.65		$8.00		$8.53	$11.52
Net investment income[1]	0.14		0.09		0.07		0.05	0.07	0.09		0.05		0.07		0.01	0.03
Net realized and unrealized gain (loss)	1.96		(0.30)		0.61		(0.31)	(2.59)	1.96		(0.30)		0.58		(0.29)	(2.58)
Net increase (decrease) from investment operations	2.10		(0.21)		0.68		(0.26)	(2.52)	2.05		(0.25)		0.65		(0.28)	(2.55)
Dividends and distributions from:
Net investment income	(0.11)		(0.08)		–		–	(0.15)	(0.08)		(0.05)		–		–	(0.14)
Net realized gain	–		–		–		(0.25)	(0.31)	–		–		–		(0.25)	(0.30)
Total dividends and distributions	(0.11)		(0.08)		–		(0.25)	(0.46)	(0.08)		(0.05)		–		(0.25)	(0.44)
Net asset value, end of year	$10.44		$8.45		$8.74		$8.06	$8.57	$10.32		$8.35		$8.65		$8.00	$8.53

Total Investment Return[2]
Based on net asset value	25.05%		(2.55)%	[3]	8.44%		(2.22)%	(22.69)%	24.72%		(3.00)%	[3]	8.13%		(2.48)%	(22.96)%

Ratios to Average Net Assets
Total expenses	0.92%	[4]	0.77%	[5]	0.72%	[6]	0.79% [7]	0.65% [8]	1.18%	[4]	1.07%	[5]	1.00%	[6]	1.15% [7]	0.99% [8]
Total expenses after fees waived, reimbursed and paid indirectly	0.26%	[4]	0.21%	[5]	0.09%	[6]	0.09% [7]	0.09% [8]	0.60%	[4]	0.55%	[5]	0.43%	[6]	0.42% [7]	0.43% [8]
Net investment income	1.41%	[4]	0.91%	[5]	0.79%	[6]	0.69% [7]	0.71% [8]	0.96%	[4]	0.54%	[5]	0.79%	[6]	0.20% [7]	0.26% [8]

Supplemental Data
Net assets, end of year (000)	$1,754		$2,082		$2,112		$2,566	$3,484	$17,299		$10,287		$8,512		$9,328	$6,894
Portfolio turnover	61%		117%		46%		55%	20%	61%		117%		46%		55%	20%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (2.67)% and (3.11)% for the Institutional and Investor A Shares, respectively.

[4]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.57%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[5]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.67%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.89%
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.94%.
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Financial Highlights (concluded)	BlackRock Aggressive Growth Prepared Portfolio

	Investor C								Class R
	Year Ended September 30,								Year Ended September 30,
	2012		2011		2010		2009	2008	2012		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$8.12		$8.43		$7.86		$8.45	$11.45	$8.29		$8.58		$7.95		$8.50		$11.49
Net investment income (loss)[1]	0.03		(0.01)		(0.01)		(0.03)	(0.05)	0.08		0.04		0.03		0.00	[2]	(0.01)
Net realized and unrealized gain (loss)	1.90		(0.30)		0.58		(0.31)	(2.55)	1.92		(0.29)		0.60		(0.30)		(2.54)
Net increase (decrease) from investment operations	1.93		(0.31)		0.57		(0.34)	(2.60)	2.00		(0.25)		0.63		(0.30)		(2.55)
Dividends and distributions from:
Net investment income	–		–		–		–	(0.10)	(0.05)		(0.04)		–		–		(0.13)
Net realized gain	–		–		–		(0.25)	(0.30)	–		–		–		(0.25)		(0.31)
Total dividends and distributions	–		–		–		(0.25)	(0.40)	(0.05)		(0.04)		–		(0.25)		(0.44)
Net asset value, end of year	$10.05		$8.12		$8.43		$7.86	$8.45	$10.24		$8.29		$8.58		$7.95		$8.50

Total Investment Return[3]
Based on net asset value	23.77%		(3.68)%	[4]	7.25%		(3.24)%	(23.48)%	24.26%		(2.93)%	[4]	7.92%		(2.73)%		(23.13)%

Ratios to Average Net Assets
Total expenses	2.04%	[5]	1.91%	[6]	1.86%	[7]	1.99% [8]	1.72% [9]	1.50%	[5]	1.39%	[6]	1.35%	[7]	1.51%	[8]	1.31% [9]
Total expenses after fees waived, reimbursed and paid indirectly	1.35%	[5]	1.30%	[6]	1.18%	[7]	1.18% [8]	1.18% [9]	0.76%	[5]	0.71%	[6]	0.59%	[7]	0.59%	[8]	0.59% [9]
Net investment income (loss)	0.28%	[5]	(0.14%)	[6]	(0.10)%	[7]	(0.46)% [8]	(0.47)% [9]	0.87%	[5]	0.41%	[6]	0.41%	[7]	0.02%	[8]	(0.13)% [9]

Supplemental Data
Net assets, end of year (000)	$14,704		$14,245		$18,051		$16,047	$16,762	$5,501		$4,774		$5,523		$3,073		$1,990
Portfolio turnover	61%		117%		46%		55%	20%	61%		117%		46%		55%		20%
[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (3.80)% and (3.16)% for the Investor C and Class R Shares, respectively.

[5]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.57%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.67%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.89%
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.94%.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	33

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Conservative Prepared Portfolio (“Conservative Prepared”), BlackRock Moderate Prepared Portfolio (“Moderate Prepared”), BlackRock Growth Prepared Portfolio (“Growth Prepared”) and BlackRock Aggressive Growth Prepared Portfolio (“Aggressive Growth Prepared”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds are classified as non-diversified. The Funds generally will invest in other registered investment companies (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the Funds. The Funds may also invest in Master Portfolios that are managed by subsidiaries of BlackRock (the “Master Portfolios”). As of September 30, 2012, Conservative Prepared’s and Moderate Prepared’s investment in the Master Total Return Portfolio of Master Bond LLC (the “Master Total Return Portfolio”) was 55.6% of the Conservative Prepared’s net assets and 35.7% of the Moderate Prepared’s net assets. The financial statements of the Master Total Return Portfolio, including the Schedule of Investments, should be read in conjunction with Conservative Prepared’s and Moderate Prepared’s financial statements. The Master Total Return Portfolio’s financial statements, included in filings under Master Bond LLC, are available, without charge, on the SEC’s website at http://www.sec.gov. By owning shares of the Underlying Funds and investing in the Master Portfolios, each of the Funds indirectly invest, to varying degrees, in securities of US and non-US companies, including small and medium sized companies, and in fixed income securities. Equity funds may also include funds that invest in real estate related and other similar securities. Fixed income funds may include funds that invest in domestic and non-US bonds, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds and Master Portfolios may invest in derivatives. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value. The BlackRock Global Valuation Methodologies Committee is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments. The market value of the Funds’ investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. The Funds record their proportionate investment in the Master Portfolios at fair value which is ordinarily based upon their pro rata ownership in the net assets of the Master Portfolios. Financial futures contracts traded on exchanges are valued at their last sale price.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds record their proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. In addition to the direct expenses borne by the shareholders of the Funds, the shareholders also bear indirectly a proportionate share of the expenses of the Underlying Funds in which the Funds invest. Capital gain distributions from the Underlying Funds are recorded as realized gains.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended September 30, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

Aggressive Growth Prepared engages in various portfolio investment strategies using derivative contracts both to increase the returns of Aggressive Growth Prepared and/or to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: Aggressive Growth Prepared purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2012
Net Realized Gain (Loss) From
Aggressive Growth Prepared
Equity contracts: Financial futures contracts	$(119,792)

For the year ended September 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:
Aggressive Growth Prepared
Financial futures contracts: Average number of contracts purchased	6
Average notional value of contracts purchased	$438,500

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager does not receive any management fees from the Funds for its investment advisory services.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	35

Notes to Financial Statements (continued)

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	–
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the year ended September 30, 2012, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Class R	Total

Conservative Prepared	$49,823	$259,256	$37,546	$346,625
Moderate Prepared	$77,324	$390,050	$67,624	$534,998
Growth Prepared	$58,702	$277,661	$40,528	$376,891
Aggressive Growth Prepared	$32,220	$151,289	$26,224	$209,733

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2012, Aggressive Growth Prepared paid $17 to affiliates in return for these services, which are included in transfer agent – class specific in the Statements of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2012, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class R	Total

Conservative Prepared	$23	$626	$493	$ 82	$1,224
Moderate Prepared	$26	$518	$391	$117	$1,052
Growth Prepared	$53	$582	$436	$ 68	$1,139
Aggressive Growth Prepared	$59	$602	$350	$ 51	$1,062

For the year ended September 30, 2012, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class R	Total

Conservative Prepared	$1,021	$27,984	$47,283	$21,620	$ 97,908
Moderate Prepared	$1,562	$30,127	$63,222	$20,567	$115,478
Growth Prepared	$3,279	$30,460	$49,913	$13,948	$ 97,600
Aggressive Growth Prepared	$2,988	$22,091	$41,685	$12,494	$ 79,258

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the year ended September 30, 2012, the following table shows the administration fees – class specific borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class R	Total

Conservative Prepared	$363	$4,984	$6,487	$1,878	$13,712
Moderate Prepared	$449	$7,737	$9,767	$3,384	$21,337
Growth Prepared	$639	$5,877	$6,953	$2,028	$15,497
Aggressive Growth Prepared	$480	$3,225	$3,789	$1,314	$ 8,808

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class R

Conservative Prepared	1.13%	1.53%	2.25%	1.74%
Moderate Prepared	1.09%	1.51%	2.24%	1.59%
Growth Prepared	1.07%	1.45%	2.17%	1.62%
Aggressive Growth Prepared	1.09%	1.43%	2.18%	1.59%

This agreement is perpetual and has no effective termination date unless approved by the Board, including a majority of the Independent Trustees.

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

In addition, the Manager has also contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class R

Conservative Prepared	0.13%	0.53%	1.25%	0.74%
Moderate Prepared	0.09%	0.51%	1.24%	0.59%
Growth Prepared	0.07%	0.45%	1.17%	0.62%
Aggressive Growth Prepared	0.09%	0.43%	1.18%	0.59%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2013 unless approved by the Board, including a majority of the Independent Trustees.

These amounts are included in administration fees waived and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by Manager, respectively, in the Statements of Operations. For the year ended September 30, 2012, the amounts included in administration fees waived were as follows:

Conservative Prepared	$41,141
Moderate Prepared	$63,995
Growth Prepared	$46,460
Aggressive Growth Prepared	$26,406

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived

	Institutional	Investor A	Investor C	Class R	Total

Conservative Prepared	$363	$2,384	$6,487	$1,878	$11,112
Moderate Prepared	$449	–	$8,863	$3,384	$12,696
Growth Prepared	$639	$4,593	$6,953	$2,028	$14,213
Aggressive Growth Prepared	$480	$3,225	$3,789	$1,314	$ 8,808

Transfer Agent Fees Waived

	Institutional	Investor A	Investor C	Class R	Total

Conservative Prepared	$24	$150	$493	$ 82	$ 749
Moderate Prepared	$27	–	$343	$117	$ 487
Growth Prepared	$53	$249	$436	$ 68	$ 806
Aggressive Growth Prepared	$59	$602	$350	$ 51	$1,062

Transfer Agent Fees Reimbursed

	Institutional	Investor A	Investor C	Class R	Total

Conservative Prepared	$ 996	$ 519	$15,552	$13,261	$30,328
Moderate Prepared	$1,532	–	$ 5,363	$20,385	$27,280
Growth Prepared	$3,224	$ 884	$21,575	$ 9,810	$35,493
Aggressive Growth Prepared	$2,925	$9,874	$27,549	$12,390	$52,738

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2012, the Manager recouped the following waivers previously recorded by the Funds:

	Conservative Prepared	Moderate Prepared

Investor A	$45	–
Investor C	–	$441

On September 30, 2012, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,

	2013	2014

Conservative Prepared	$186,261	$192,815
Moderate Prepared	$215,823	$223,077
Growth Prepared	$235,190	$237,928
Aggressive Growth Prepared	$223,035	$229,553

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2012:

Conservative Prepared	$180,956
Moderate Prepared	$213,733
Growth Prepared	$221,728
Aggressive Growth Prepared	$220,349

For the year ended September 30, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Conservative Prepared	$8,690
Moderate Prepared	$4,005
Growth Prepared	$2,369
Aggressive Growth Prepared	$1,572

For the year ended September 30, 2012, affiliates received CDSCs as follows:

	Investor A	Investor C

Conservative Prepared	$213	$2,094
Moderate Prepared	–	$ 951
Growth Prepared	–	$1,110
Aggressive Growth Prepared	–	$1,774

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	37

Notes to Financial Statements (continued)

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2012, were as follows:

	Purchases	Sales

Conservative Prepared	$34,767,551	$25,900,521
Moderate Prepared	$52,400,980	$48,562,239
Growth Prepared	$28,019,160	$36,546,926
Aggressive Growth Prepared	$21,278,667	$21,396,766

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2012 attributable to foreign currency transactions and distributions received from a regulated investment company were reclassified to the following accounts:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared

Paid-in capital	–	–	$ 12	$ 3
Undistributed net investment income	$ 140,984	$ 153,317	$ 62,566	$ 13,422
Accumulated net realized gain (loss)	$(140,984)	$(153,317)	$(62,578)	$(13,425)

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 was as follows:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared

Ordinary income
9/30/12	$1,130,007	$1,600,010	$730,942	$158,049
9/30/11	$ 900,002	$1,400,009	$527,490	$ 95,432

Long-term capital gains
9/30/12	337,860	–	–	–

Total distributions
9/30/12	$1,467,867	$1,600,010	$730,942	$158,049

9/30/11	$ 900,002	$1,400,009	$527,490	$ 95,432

As of September 30, 2012, the tax components of accumulated net earnings (losses) were as follows:

	Conservative Prepared Portfolio	Moderate Prepared Portfolio	Growth Prepared Portfolio	Aggressive Growth Prepared Portfolio

Undistributed ordinary income	$1,289,522	$1,098,757	$757,281	$241,804
Undistributed long-term capital gains	298,420	–	–	–
Capital loss carryforwards	–	(3,502,754)	(10,646,652)	(6,037,735)
Net unrealized gains[1]	4,744,611	9,720,420	7,914,137	5,593,175
Qualified late-year losses[2]	–	–	–	(94,292)

Total	$6,332,553	$7,316,423	$(1,975,234)	$(297,048)

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.
[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending September 30, 2013.

As of September 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared

2017	$ 337,352	$ 3,908,447	$1,419,054
2018	3,165,402	3,985,452	1,745,566
2019	–	2,752,753	2,324,746
No expiration date[3]	–	–	548,369

Total	$3,502,754	$10,646,652	$6,037,735

[3]	Must be utilized prior to losses subject to expiration.

During the year ended September 30 2012, Moderate Prepared and Growth Prepared utilized capital loss carryforwards of $749,500 and $294,587, respectively.

As of September 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared

Tax cost	$59,214,552	$86,882,032	$54,740,920	$33,712,875

Gross unrealized appreciation	$ 8,040,552	$13,784,731	$10,591,282	$ 7,106,399
Gross unrealized depreciation	(3,295,941)	(4,064,312)	(2,677,144)	(1,513,224)

Net unrealized appreciation	$ 4,744,611	$ 9,720,419	$ 7,914,138	$ 5,593,175

6. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2012 and was subsequently renewed until November 2013. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds’ based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the year ended September 30, 2012.

7. Market and Credit Risk:

In the normal course of business, through their investments in the Underlying Funds and Master Portfolios, the Funds enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
Conservative Prepared	Shares	Amount	Shares	Amount
Institutional
Shares sold	93,775	$1,004,843	36,524	$386,609
Shares issued in reinvestment of dividends and distributions	5,313	54,248	2,983	31,023
Shares redeemed	(87,486)	(924,269)	(41,264)	(440,487)
Net increase (decrease)	11,602	$134,822	(1,757)	$(22,855)

Investor A
Shares sold	1,296,584	$13,846,300	649,235	$6,858,052
Shares issued in reinvestment of dividends and distributions	53,789	545,953	28,783	298,194
Shares redeemed	(509,620)	(5,437,240)	(408,596)	(4,306,125)
Net increase	840,753	$8,955,013	269,422	$2,850,121

Investor C
Shares sold	814,514	$8,614,946	654,271	$6,873,160
Shares issued in reinvestment of dividends and distributions	56,409	570,856	34,386	354,862
Shares redeemed	(626,643)	(6,636,771)	(771,047)	(8,106,875)
Net increase (decrease)	244,280	$2,549,031	(82,390)	$(878,853)

Class R
Shares sold	249,954	$2,646,524	453,662	$4,795,628
Shares issued in reinvestment of dividends and distributions	21,701	219,399	15,273	157,305
Shares redeemed	(241,729)	(2,569,176)	(460,640)	(4,836,254)
Net increase	29,926	$296,747	8,295	$116,679
Total Net Increase	1,126,561	$11,935,613	193,570	$2,065,092

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	39

Notes to Financial Statements (continued)

	Year Ended September 30, 2012		Year Ended September 30, 2011
Moderate Prepared	Shares	Amount	Shares	Amount
Institutional
Shares sold	87,463	$888,606	27,223	$282,004
Shares issued in reinvestment of dividends	4,587	45,001	3,016	30,379
Shares redeemed	(37,629)	(381,027)	(39,595)	(402,677)
Net increase (decrease)	54,421	$552,580	(9,356)	$(90,294)

Investor A
Shares sold	1,985,397	$20,349,267	787,105	$8,040,586
Shares issued in reinvestment of dividends	65,649	642,053	48,254	484,472
Shares redeemed	(1,015,779)	(10,452,052)	(833,928)	(8,568,661)
Net increase (decrease)	1,035,267	$10,539,268	1,431	$(43,603)

Investor C
Shares sold	650,139	$6,595,694	759,959	$7,648,921
Shares issued in reinvestment of dividends	57,096	555,541	51,831	517,270
Shares redeemed	(981,506)	(9,973,754)	(1,518,580)	(15,455,542)
Net decrease	(274,271)	$(2,822,519)	(706,790)	$(7,289,351)

Class R
Shares sold	429,888	$4,404,238	847,150	$8,689,507
Shares issued in reinvestment of dividends	28,956	282,030	28,790	287,612
Shares redeemed	(406,365)	(4,137,098)	(983,133)	(9,902,239)
Net increase (decrease)	52,479	$549,170	(107,193)	$(925,120)
Total Net Increase (Decrease)	867,896	$8,818,499	(821,908)	$(8,348,368)

Growth Prepared
Institutional
Shares sold	56,417	$574,119	95,486	$969,871
Shares issued in reinvestment of dividends	6,464	62,120	4,640	46,066
Shares redeemed	(190,045)	(1,867,612)	(110,286)	(1,087,599)
Net decrease	(127,164)	$(1,231,373)	(10,160)	$(71,662)

Investor A
Shares sold	663,384	$6,583,436	732,272	$7,348,817
Shares issued in reinvestment of dividends	36,377	346,682	21,807	214,793
Shares redeemed	(757,564)	(7,590,065)	(480,603)	(4,792,396)
Net increase (decrease)	(57,803)	$(659,947)	273,476	$2,771,214

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Notes to Financial Statements (concluded)

	Year Ended September 30, 2012		Year Ended September 30, 2011
Growth Prepared (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	360,315	$3,545,721	477,915	$4,668,582
Shares issued in reinvestment of dividends	18,356	172,728	13,842	134,272
Shares redeemed	(742,220)	(7,263,994)	(977,846)	(9,622,980)
Net decrease	(363,549)	$(3,545,545)	(486,089)	$(4,820,126)

Class R
Shares sold	201,556	$2,004,229	479,984	$4,795,145
Shares issued in reinvestment of dividends	11,033	104,595	9,512	93,122
Shares redeemed	(328,621)	(3,281,960)	(543,481)	(5,414,591)
Net decrease	(116,032)	$(1,173,136)	(53,985)	$(526,324)
Total Net Decrease	(664,548)	$(6,610,001)	(276,758)	$(2,646,898)

Aggressive Growth Prepared
Institutional
Shares sold	18,362	$180,991	118,067	$1,215,961
Shares issued in reinvestment of dividends	1,355	12,505	1,150	11,129
Shares redeemed	(98,092)	(925,249)	(114,450)	(1,061,515)
Net increase (decrease)	(78,375)	$(731,753)	4,767	$165,575

Investor A
Shares sold	1,090,229	$10,457,417	496,994	$4,823,199
Shares issued in reinvestment of dividends	11,131	101,736	4,733	45,344
Shares redeemed	(655,946)	(6,293,216)	(254,754)	(2,474,793)
Net increase	445,414	$4,265,937	246,973	$2,393,750

Investor C
Shares sold	328,562	$3,097,153	447,836	$4,198,289
Shares redeemed	(618,719)	(5,788,877)	(835,504)	(7,921,464)
Net decrease	(290,157)	$(2,691,724)	(387,668)	$(3,723,175)

Class R
Shares sold	203,535	$1,941,548	409,297	$3,949,380
Shares issued in reinvestment of dividends	3,407	30,936	3,213	30,558
Shares redeemed	(245,680)	(2,378,336)	(480,201)	(4,582,163)
Net decrease	(38,738)	$(405,852)	(67,691)	$(602,225)
Total Net Increase (Decrease)	38,144	$436,608	(203,619)	$(1,766,075)

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock Conservative Prepared Portfolio, BlackRock Moderate Prepared Portfolio, BlackRock Growth Prepared Portfolio and BlackRock Aggressive Growth Prepared Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Conservative Prepared Portfolio, BlackRock Moderate Prepared Portfolio, BlackRock Growth Prepared Portfolio and BlackRock Aggressive Growth Prepared Portfolio (collectively, the “Funds”), each a series of BlackRock Funds II, as of September 30, 2012, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 28, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended September 30, 2012:

	Payable Date	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Federal Obligation Interest[2]
BlackRock Conservative Prepared Portfolio	12/28/11	21.58%	18.05%	3.21%
BlackRock Moderate Prepared Portfolio	12/28/11	39.23%	33.36%	2.03%
BlackRock Growth Prepared Portfolio	12/28/11	100.00%	100.00%	–
BlackRock Aggressive Growth Prepared Portfolio	12/28/11	100.00%	100.00%	–

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, BlackRock Conservative Prepared Portfolio distributed long-term capital gains of $0.068945 per share to shareholders of record on December 23, 2011.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Aggressive Growth Prepared Portfolio (the “Aggressive Growth Portfolio”), BlackRock Conservative Prepared Portfolio (the “Conservative Portfolio”), BlackRock Growth Prepared Portfolio (the “Growth Portfolio”) and BlackRock Moderate Prepared Portfolio (the “Moderate Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Funds II (the “Trust”), met on April 10, 2012 and May 8-9, 2012 to consider the approval of the Trust’s investment advisory agreement (the “Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager,” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 10, 2012 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	43

Disclosure of Investment Advisory Agreement (continued)

applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 10, 2012, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 10, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 8-9, 2012 Board meeting.

At an in-person meeting held on May 8-9, 2012, the Board, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2013. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fallout benefits to BlackRock as a result of its relationship with each Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 10, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the Aggressive Growth Portfolio ranked in the third, fourth and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Aggressive Growth Portfolio’s underperformance during the one- and three-year periods compared with its Peers. The Board was informed that, among other things, the Aggressive Growth Portfolio’s performance is directly impacted by the performance of the underlying funds. The major detractor over the one- and three-year periods was the performance of the

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreement (continued)

BlackRock Capital Appreciation Fund. Also detracting over the three-year period was the performance of the Master Large Cap Core Portfolio.

The Board and BlackRock discussed BlackRock’s strategy for improving the Aggressive Growth Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Aggressive Growth Portfolio’s portfolio managers and to improve the Aggressive Growth Portfolio’s performance.

The Board noted that the Conservative Portfolio, Growth Portfolio and Moderate Portfolio each ranked in the third, second and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for each Portfolio’s underperformance during the one-year period and will monitor closely each Portfolio’s performance in the coming year.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board reviewed BlackRock’s profitability with respect to other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that BlackRock will not receive any advisory fees from the Funds for its investment advisory service. The Board noted that each Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, each Fund’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	45

Disclosure of Investment Advisory Agreement (concluded)

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 82 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.

				29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals, Inc.
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007

Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				29 RICs consisting of 82 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				29 RICs consisting of 82 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007

Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide LLC (risk management) since 2007; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) since 2004 to 2010.

				29 RICs consisting of 82 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s, Inc. (retail) since 2000; Director ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.

				29 RICs consisting of 82 Portfolios	None

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	47

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 82 Portfolios	None

[1]  Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[2]  Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	160 RICs consisting of 278 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 82 Portfolios	BlackRock

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	160 RICs consisting of 278 Portfolios	None

[3]  Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-ended funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resources Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the Funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Trust serve at the pleasure of the Board of Trustees.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Effective May 8, 2012, Ira P. Shapiro resigned as Secretary of the Trust and Benjamin Archibald became Secretary of the Trust.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	49

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	SEPTEMBER 30, 2012	51

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short

    Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Managed Volatility Portfolio†

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology

    Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio BlackRock Total Return Fund BlackRock US Government Bond Portfolio BlackRock US Mortgage Portfolio BlackRock World Income Fund
Municipal Fixed Income Funds
BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	LifePath Active Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

† Mixed	asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2012

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

PREPARE-9/12-AR

Item 2	–	Code of Ethics – The registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Aggressive Growth Prepared Portfolio	$24,100	$23,900	$0	$0	$12,350	$12,350	$0	$0
BlackRock Conservative Prepared Portfolio	$24,100	$23,900	$0	$0	$12,350	$12,350	$0	$0
BlackRock Core Bond Portfolio	$50,000	$39,400	$0	$0	$14,600	$14,100	$0	$0
BlackRock GNMA Portfolio	$38,300	$34,400	$0	$0	$14,600	$14,100	$0	$0
BlackRock Growth Prepared Portfolio	$24,100	$23,900	$0	$0	$12,350	$12,350	$0	$0
BlackRock High Yield Bond Portfolio	$49,900	$46,100	$0	$13,300	$52,050	$62,000	$0	$0
BlackRock Inflation Protected Bond Portfolio	$32,000	$29,600	$0	$0	$14,600	$14,100	$0	$0
BlackRock Long Duration Bond Portfolio	$43,300	$39,400	$0	$0	$14,600	$14,100	$0	$0
BlackRock Low Duration Bond Portfolio	$43,000	$39,100	$0	$12,000	$14,600	$24,300	$0	$0
BlackRock Moderate Prepared Portfolio	$24,100	$23,900	$0	$0	$12,350	$12,350	$0	$0
BlackRock Secured Credit Portfolio	$52,400	$48,500	$0	$0	$14,600	$14,100	$0	$0
BlackRock U.S. Government Bond Portfolio	$40,000	$34,300	$0	$12,000	$14,600	$24,300	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

  1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

  2 The nature of the services includes tax compliance, tax advice and tax planning.

  3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the   registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Aggressive Growth Prepared Portfolio	$12,350	$12,350
BlackRock Conservative Prepared Portfolio	$12,350	$12,350
BlackRock Core Bond Portfolio	$14,600	$14,100
BlackRock GNMA Portfolio	$14,600	$14,100
BlackRock Growth Prepared Portfolio	$12,350	$12,350
BlackRock High Yield Bond Portfolio	$52,050	$75,300
BlackRock Inflation Protected Bond Portfolio	$14,600	$14,100
BlackRock Long Duration Bond Portfolio	$14,600	$14,100
BlackRock Low Duration Bond Portfolio	$14,600	$36,300
BlackRock Moderate Prepared Portfolio	$12,350	$12,350
BlackRock Secured Credit Portfolio	$14,600	$14,100
BlackRock U.S. Government Bond Portfolio	$14,600	$36,300

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) –	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the
Securities Exchange Act of 1934, as amended.

(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

(a)(1) –	Code of Ethics – See Item 2

(a)(2) –	Certifications – Attached hereto

(a)(3) –	Not Applicable

(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: December 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: December 4, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: December 4, 2012